                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
                                                  -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05062
                                  ---------------------------------------------

                                  ING GET Fund
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           CT Corporation System, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT


[PHOTO OF ABACUS]

December 31, 2003



ING GET U.S. CORE PORTFOLIO
SERIES 1
SERIES 2
SERIES 3



                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter......................................    1
Market Perspective......................................    2
Portfolio Managers' Reports.............................    4
Investment Strategy and Principal Risks.................    9
Index Descriptions......................................   13
Independent Auditors' Report............................   14
Statements of Assets and Liabilities....................   15
Statements of Operations................................   16
Statements of Changes in Net Assets.....................   17
Financial Highlights....................................   18
Notes to Financial Statements...........................   21
Portfolio of Investments................................   27
Trustee and Officer Information.........................   39

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Series affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

The U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the

                       MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                See accompanying index descriptions on page 13.

                                             PORTFOLIO MANAGERS' REPORT
ING GET U.S. CORE PORTFOLIO -- SERIES 1, 2 AND 3
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

ASSET ALLOCATION: Mary Ann Fernandez, Senior Vice President, Aeltus Investment Management, Inc., ("ING Aeltus") -- the Sub-Adviser, serves as strategist for the ING GET U.S. Core Portfolio, Series 1, 2 and 3 ("Series") and is responsible for overseeing overall Series strategy and the allocation of Series' Assets between the Equity and Fixed components.

EQUITY COMPONENT: Hugh T.M. Whelan, Portfolio Manager, and Douglas K. Cote, Portfolio Manager, ING Aeltus, co-manage the Equity Component.

FIXED COMPONENT: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager, ING Aeltus.

INVESTMENT OBJECTIVE: During the Guarantee Period, the Series seek to achieve maximum total return by participating, to the extent possible, in favorable equity market performance while preserving Series' assets as of the inception of the Guarantee Period.

PERFORMANCE: For the period from inception of Guarantee Period (September 12,
2003) through December 31, 2003, the ING GET U.S. Core Portfolio Series 1, excluding any sales charges, returned 3.40%. The benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 10.99% and 2.97%, respectively for four months ended December 31, 2003.

For the period from inception of Guarantee Period (December 12, 2003) through December 31, 2003, ING GET U.S. Core Portfolio Series 2, excluding any sales charges, returned 0.70%. The benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 5.25% and 1.02%, respectively for one month ended December 31, 2003.

Since ING GET U.S. Core Portfolio -- Series 3 had not entered its Guarantee Period as of December 31, 2003, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Series. For current performance, when available, please call ING Funds Distributor, LLC at 1-800-992-0180.

PORTFOLIO SPECIFICS: The Series' performance is driven by three factors: the asset allocation process, the underlying fixed income portfolio, which is invested primarily in U.S. treasury and agency securities, and the underlying equity portfolio, which is invested in accordance with ING Aeltus' quantitative enhanced S&P 500 Index strategy.

The asset allocation process is designed to participate in upwardly moving equity markets and on the downside it is designed to focus on loss protection. The factors that are used to determine the allocation include: market volatility, the current level of interest rates, time left to the maturity of the Series and the current value of the Series' assets relative to the underlying guarantee amount. In general, the Series buy equities (and sell fixed income securities) as the equity market is rising while selling out of equity securities (and buying fixed income securities) as the equity market is declining. Asset allocation moves into and out of equity and fixed income securities can impact performance especially in rapidly moving markets or very volatile markets since reallocations generate transaction costs such as brokerage commissions. Since stocks outperformed bonds over the period -- the Series' underperformance relative to the S&P 500 Index is expected because of asset allocation. The use of fixed income reduces the Series' ability to participate as fully in upward moving equity markets and represents some opportunity cost, which may be substantial, as compared to a portfolio that is fully invested in equities.

The fixed income component of each Series underperformed the Lehman Brothers Aggregate Bond Index as U.S. treasuries and agencies underperformed other securities such as the collateralized mortgage backed securities (CMBS), credit, mortgage backed securities (MBS), and asset backed securities (ABS) sectors over the period. The Series are comprised primarily of the U.S. treasuries and agencies. As each of the Series moves towards maturity, the duration of the Series will shorten since the Sub-Adviser maintains a duration close to the maturity of the Series as part of its investment strategy.

PORTFOLIO MANAGERS' REPORT                           ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

The Series' equity component underperformed the S&P 500 Index. The Series sector allocation detracted modestly from performance due to modest underweights in the financials and materials sectors and a modest overweight in telecom sector. Individual security selection aided performance, especially within the health care, industrials and telecom sectors.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer of this year. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market has turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating gross domestic product (GDP), low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery, however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

                See accompanying index descriptions on page 13.

ING GET U.S. CORE PORTFOLIO -- SERIES 1               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ING GET U.S. CORE                                        LEHMAN BROTHERS
                                                  PORTFOLIO-SERIES 1(1)         S&P 500 INDEX(2)         AGGREGATE BOND INDEX(3)
                                                  ---------------------         ----------------         -----------------------
9/12/2003                                               10000.00                    10000.00                    10000.00
12/31/2003                                              10340.00                    11099.00                    10297.00

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         9/12/03
                                                                         -------
ING GET U.S. Core Portfolio -- Series 1                                    3.40%
S&P 500 Index                                                             10.99%(1)
Lehman Brothers Aggregate Bond Index                                       2.97%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING GET U.S. Core Portfolio -- Series 1 against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 9/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 13.

PORTFOLIO MANAGERS' REPORT               ING GET U.S. CORE PORTFOLIO -- SERIES 2
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                    ING GET U.S. CORE                                     AGGREGATE BOND INDEX
                                                PORTFOLIO - SERIES 2 (1)        S&P 500 INDEX (2)                  (3)
                                                ------------------------        -----------------         --------------------
12/12/2003                                              10000.00                    10000.00                    10000.00
12/31/2003                                              10070.00                    10525.00                    10102.00

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         12/12/03
                                                                         --------
ING GET U.S. Core Portfolio -- Series 2                                   0.70%
S&P 500 Index                                                             5.25%(1)
Lehman Brothers Aggregate Bond Index                                      1.02%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING GET U.S. Core Portfolio -- Series 2 against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 13.

ING GET U.S. CORE PORTFOLIO -- SERIES 3               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

Since ING GET U.S. Core Portfolio -- Series 3 had not entered the Guarantee Period as of December 31, 2003, it does not have performance information for that period that an investor may find useful in evaluating the risks of investing in the Portfolio. For current performance, when available, please call ING Funds Distributor, LLC at (800) 992-0180.

INVESTMENT STRATEGY AND PRINCIPAL RISKS              ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Series do not implement an "investment strategy" in any conventional sense. Rather, the Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series' assets will be allocated between the:

      - EQUITY COMPONENT, consisting of common stocks included in the Standard and Poor's 500 Index (S&P 500) and futures contracts on the S&P 500; and the

      - FIXED COMPONENT, consisting primarily of short-to intermediate-duration U.S. Government securities.

The Series' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company will be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Series.

HOW DOES THE SERIES' ASSET ALLOCATION WORK?

Aeltus Investment Management, Inc. (ING Aeltus), Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series' total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a "material decline" in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the "material decline" at 20%, more assets will likely be allocated to the Equity Component than if the "material decline" is defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances.

EQUITY COMPONENT: ING Aeltus manages the Equity Component by overweighting those stocks in the S&P 500 that it believes will outperform the S&P 500, and underweighting (or avoiding altogether) those stocks ING Aeltus believes will underperform the S&P 500. Stocks ING Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Equity Component between 400 and 450 stocks included in the S&P
500. ING Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

If the Equity Component's market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500, ING Aeltus may invest the entire amount of the Equity Component's assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500

ING GET U.S. CORE PORTFOLIO              INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

futures and ETFs, subject to any limitation on the Series' investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Aeltus will not employ an enhanced index strategy when it invests in S&P 500 futures and ETFs.

FIXED COMPONENT: ING Aeltus seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). Although the Series invest in securities insured or guaranteed by the U.S. Government, the Series shares are not issued or guaranteed. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage backed securities (including commercial mortgage backed securities) which are rated AAA or Aaa at the time of purchase by Moody's Investors Service, Inc. (Moody's) or S&P, respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody's. The Fixed Component may also include U.S. Treasury futures and money market instruments.

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK. If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Series' assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

ASSET ALLOCATION MAY UNDERPERFORM STATIC STRATEGIES. The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series' transaction costs.

OPPORTUNITY COSTS. There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series' assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series' assets. If the market value of the Equity Component rises, the percentage of the Series' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

INVESTMENT STRATEGY AND PRINCIPAL RISKS              ING GET U.S. CORE PORTFOLIO
--------------------------------------------------------------------------------

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contract-holder or Participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

When you hold your investment until the end of the 5-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your investment at the inception of the Guarantee Period, less any redemptions and distributions you have received in cash, and certain Series expenses, such as interest, taxes and extraordinary expenses. If you sell shares during the Guarantee Period, shares are redeemed at the current NAV which may be worth more or less than your original investment and/or the NAV at the inception of the Guarantee Period. The guarantee is based on the beginning NAV on the first day of the Guarantee Period, not Public Offering Price (POP), and does not apply to any earnings realized during the Guarantee Period. The guarantee is backed by insurance companies offering the Series. As with the sale of any securities, a taxable event may occur if the Series liquidates fixed income securities at the end of the Guarantee Period.

WORSE CASE SCENARIOS FOR THE SERIES' EQUITY PARTICIPATION. The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series' NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

ANNUITY CHARGES. Contract-holders and Participants acquiring interests in the Series through separate accounts are not all subject to the same contract charges. The Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. As such, Contract-holders and Participants will incur different opportunity costs, as the Series' Equity Component allocation will be reduced so as to preserve the Series' assets at a level that may be higher than that needed to return to certain investors their initial separate account investment directed to the Series as of the Maturity Date, plus their (lower) contract charges.

STOCK AND BOND INVESTMENTS. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

With mortgage backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

DECLINING INTEREST RATES. A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series' assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

ING GET U.S. CORE PORTFOLIO              INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

EXCHANGE TRADED FUNDS. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

RISKS OF USING DERIVATIVES. Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series' share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series' realizing a lower return than expected on an investment.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
ING Variable Insurance Trust

We have audited the accompanying statements of assets and liabilities of ING GET U.S. Core Portfolio -- Series 1, ING GET U.S. Core Portfolio -- Series 2, and ING GET U.S. Core Portfolio -- Series 3, each a series of ING Variable Insurance Trust, including the portfolios of investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                                     ING GET U.S. CORE PORTFOLIO
                                                              -----------------------------------------
                                                                SERIES 1       SERIES 2      SERIES 3
                                                                --------       --------      --------
ASSETS:
Investments in securities, at value*                          $252,658,174   $221,190,113   $        --
Short-term investments, at value**                                      --             --     9,453,459
Short-term investments, at amortized cost                        2,003,000      1,897,000     1,276,000
Cash                                                                   224            746         2,170
Receivable for dividends and interest                              115,338         52,670            34
Prepaid expenses                                                    10,812         14,374            --
Reimbursement due from manager                                          --          1,280        10,000
                                                              ------------   ------------   -----------
  Total assets                                                 254,787,548    223,156,183    10,741,663
                                                              ------------   ------------   -----------
LIABILITIES:
Payable to affiliates                                              199,268        112,380         1,523
Payable for trustee fees                                             5,233          1,573            13
Other accrued expenses and liabilities                              49,066         39,700        10,237
                                                              ------------   ------------   -----------
  Total liabilities                                                253,567        153,653        11,773
                                                              ------------   ------------   -----------
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
                                                              ============   ============   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $245,621,243   $221,361,137   $10,726,629
Undistributed net investment income                              1,515,863        181,326         1,996
Accumulated net realized gain on investments                       110,426            324            --
Net unrealized appreciation of investments                       7,286,449      1,459,743         1,265
                                                              ------------   ------------   -----------
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
                                                              ============   ============   ===========
------------------
*Cost of investments in securities                            $245,371,725   $219,730,370   $        --
**Cost of short-term investments, at value                    $         --   $         --   $ 9,452,194
NET ASSETS                                                    $254,533,981   $223,002,530   $10,729,890
Shares authorized                                                unlimited      unlimited     unlimited
Par value                                                     $      0.001   $      0.001   $     0.001
Shares outstanding                                              24,588,069     22,125,844     1,072,450
Net asset value and redemption price per share                $      10.35   $      10.08   $     10.01

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 ING GET U.S. CORE PORTFOLIO
                                               ---------------------------------------------------------------
                                                   SERIES 1             SERIES 2                SERIES 3
                                               ----------------   ---------------------   --------------------
                                               JUNE 13, 2003(1)   SEPTEMBER 12, 2003(1)   DECEMBER 12, 2003(1)
                                               TO DECEMBER 31,       TO DECEMBER 31,        TO DECEMBER 31,
                                                     2003                 2003                    2003
                                                     ----                 ----                    ----
INVESTMENT INCOME:
  Dividends                                       $  465,957           $   52,621               $    --
  Interest                                         1,859,593              268,099                 3,025
                                                  ----------           ----------               -------
     Total investment income                       2,325,550              320,720                 3,025
                                                  ----------           ----------               -------
EXPENSES:
  Investment management fees                         492,895               78,182                   686
  Distribution fees                                  209,909               37,034                   686
  Transfer agent fees                                  1,597                  934                    27
  Administrative service fees                         46,179                8,147                   151
  Shareholder reporting expense                        8,789                3,438                    55
  Registration fees                                       --                   63                     3
  Professional fees                                   26,944               15,345                   104
  Custody and accounting expense                      13,256                1,468                    33
  Trustee fees                                         7,384                1,615                    13
  Miscellaneous expense                                  935                  427                    14
  Organization expense                                10,000               10,000                10,000
  Offering expense                                     4,480                  781                    --
                                                  ----------           ----------               -------
     Total expenses                                  822,368              157,434                11,772
                                                  ----------           ----------               -------
  Less:
     Net waived and reimbursed fees                       --                9,298                10,000
                                                  ----------           ----------               -------
     Net expenses                                    822,368              148,136                 1,772
                                                  ----------           ----------               -------
  Net investment income                            1,503,182              172,584                 1,253
                                                  ----------           ----------               -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                   108,039                   --                    --
  Net change in unrealized appreciation or
     depreciation on investments                   7,286,449            1,459,743                 1,265
                                                  ----------           ----------               -------
  Net realized and unrealized gain on
     investments                                   7,394,488            1,459,743                 1,265
                                                  ----------           ----------               -------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                      $8,897,670           $1,632,327               $ 2,518
                                                  ==========           ==========               =======
------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ING GET U.S. CORE PORTFOLIO
                                               ---------------------------------------------------------------
                                                   SERIES 1             SERIES 2                SERIES 3
                                               ----------------   ---------------------   --------------------
                                               JUNE 13, 2003(1)   SEPTEMBER 12, 2003(1)   DECEMBER 12, 2003(1)
                                               TO DECEMBER 31,       TO DECEMBER 31,        TO DECEMBER 31,
                                                     2003                 2003                    2003
                                                     ----                 ----                    ----
FROM OPERATIONS:
Net investment income                            $  1,503,182         $    172,584            $     1,253
Net realized gain on investments                      108,039                   --                     --
Net change in unrealized appreciation or
  depreciation on investments                       7,286,449            1,459,743                  1,265
                                                 ------------         ------------            -----------
  Net increase in net assets resulting from
     operations                                     8,897,670            1,632,327                  2,518
                                                 ------------         ------------            -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale                            273,597,134          221,890,523             10,728,323
                                                 ------------         ------------            -----------
                                                  273,597,134          221,890,523             10,728,323
Cost of shares redeemed                           (27,960,823)            (520,320)                  (951)
                                                 ------------         ------------            -----------
Net increase in net assets resulting from
  capital share transactions                      245,636,311          221,370,203             10,727,372
                                                 ------------         ------------            -----------
Net increase in net assets                        254,533,981          223,002,530             10,729,890
NET ASSETS:
Beginning of period                                        --                   --                     --
                                                 ------------         ------------            -----------
End of period                                    $254,533,981         $223,002,530            $10,729,890
                                                 ============         ============            ===========
Undistributed net investment income at end of
  period                                         $  1,515,863         $    181,326            $     1,996
                                                 ============         ============            ===========
------------------
(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO -- SERIES 1                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    JUNE 13, 2003(1)
                                                                           TO
                                                                   DECEMBER 31, 2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $         10.00
 Income from investment operations:
 Net investment income                                          $          0.06
 Net realized and unrealized gain on investments                $          0.29
 Total from investment operations                               $          0.35
 Net asset value, end of period                                 $         10.35
 TOTAL RETURN(2):                                               %          3.40*
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $       254,534
 Ratio of expenses to average net assets:
 Expenses(3)                                                    %          0.99
 Net investment income(3)                                       %          1.81
 Portfolio turnover rate                                        %            29
--------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Total return calculation began on September 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 3.50%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                     ING GET U.S. CORE PORTFOLIO -- SERIES 2
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  SEPTEMBER 12, 2003(1)
                                                                           TO
                                                                    DECEMBER 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $          10.00
 Income from investment operations:
 Net investment income                                          $           0.01
 Net realized and unrealized gain on investments                $           0.07
 Total from investment operations                               $           0.08
 Net asset value, end of period                                 $          10.08
 TOTAL RETURN(2):                                               %           0.70*
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $        223,003
 Ratio of expenses to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %           1.00
 Gross expenses prior to expense reimbursement(3)               %           1.06
 Net investment income after expense reimbursement(3)(4)        %           1.16
 Portfolio turnover rate                                        %             --
---------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Total return calculation began on December 12, 2003, the first day of the Guarantee Period. Total return from commencement of operations was 0.80%.

                 See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO -- SERIES 3                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  DECEMBER 12, 2003(1)
                                                                           TO
                                                                   DECEMBER 31, 2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $         10.00
 Income from investment operations:
 Net investment income                                          $          0.01
 Net realized and unrealized gain on investments                $          0.00*
 Total from investment operations                               $          0.01
 Net asset value, end of period                                 $         10.01
 TOTAL RETURN(2):                                               %            --+
 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $        10,730
 Ratio of expenses to average net assets:
 Net expenses after expense reimbursement(3)(4)                 %          0.65
 Gross expenses prior to expense reimbursement(3)               %          4.31
 Net investment income after expense reimbursement(3)(4)        %          0.46
 Portfolio turnover rate                                        %            --
--------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.
+    As of December 31, 2003, the Portfolio was in its Offering
     Period. Total return calculation will begin on the commencement date of the Guarantee Period (03/12/04). Total return from commencement of operations was 0.10%.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Variable Insurance Trust (the "Trust") was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are four separate investment Series which comprise the Trust. The three that are in this report are ING GET U.S. Core Portfolio -- Series 1 ("Series 1"), ING U.S. Core Portfolio -- Series 2 ("Series 2") and ING GET U.S. Core Portfolio -- Series 3 ("Series 3"), each a "Series."

Each Series seeks to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guarantee Period). If during the Guarantee Period the equity markets experience a major decline, the Series' assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. There is no minimum targeted return for the Series during the Guarantee Period. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company ("ILIAC") and Golden American Life Insurance Company ("Golden American"). The insurance company offering these Series guarantees Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges (the Guarantee). The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder's investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information relates to the GET U.S. Core Portfolio.

             ACCUMULATION           GUARANTEE        MATURITY
                PERIOD               PERIOD            DATE
          -------------------  -------------------   --------
Series 1  06/13/03 - 09/11/03  09/12/03 - 09/12/08   09/12/08
Series 2  09/12/03 - 12/11/03  12/12/03 - 12/12/08   12/12/08
Series 3  12/12/03 - 03/11/04  03/12/04 - 03/13/09   03/13/09

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2003, separate accounts of ILIAC and Golden American and their affiliates held all the shares outstanding of the Series.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Series securities reported by NASDAQ will be valued at NASDAQ official closing price. Series securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

--------------------------------------------------------------------------------

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Series' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Series' Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Series occurs after the time at which the foreign market for such security(ies) closes but before the time that the Series' net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Series calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from accounting principles generally accepted in the United States of America for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

D. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included

--------------------------------------------------------------------------------

      with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited, to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

E. Forward Foreign Currency Contracts. The Series may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Series agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Series' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2003, the Series did not have any open forward foreign currency contracts.

F. Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Series. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Series might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

G. Federal Income Taxes. It is the Series' policy to comply with subchapter M of the Internal Revenue Code and related excise tax

--------------------------------------------------------------------------------

      provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H. Use of Estimates. Management of the Series has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the periods ended December 31, 2003, the cost of purchases and proceeds of sales of securities, excluding short-term and U.S. Government securities, were as follows:

           PURCHASES      SALES
          ------------  ----------
Series 1  $104,061,815  $4,377,018
Series 2  $ 64,946,293          --

U.S. Government securities not included above were as follows:

           PURCHASES       SALES
          ------------  -----------
Series 1  $182,859,533  $39,069,719
Series 2  $154,587,057           --

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each of the Series has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreement compensates the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for the Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Adviser has engaged Aeltus Investment Management, Inc., ("ING Aeltus"), a wholly-owned subsidiary of ING Groep N.V., to serve as Sub-Advisor to the Series. ING Aeltus is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to oversight by the Adviser.

ING Funds Services, LLC ("IFS") acts as the administrator and provides certain administrative and shareholder services necessary for each Series', operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

NOTE 5 -- DISTRIBUTION FEES

The Series has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Series for expenses incurred in the distribution of each Series' share ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to reimburse or compensate for expenses incurred in the distribution and promotion of the Series' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Series had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

           ACCRUED                       ACCRUED
          INVESTMENT     ACCRUED      ADMINISTRATIVE
          MANAGEMENT   DISTRIBUTION      SERVICE
             FEE           FEE             FEE          TOTAL
          ----------   ------------   --------------   --------
Series 1   $132,113      $55,046         $12,109       $199,268
Series 2     73,235       32,086           7,059        112,380
Series 3        686          686             151          1,523

The Series have adopted a Retirement Policy covering all independent trustees of the Series who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments, LLC has entered into a written expense limitation agreement with the Series whereby, the Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.65% during the Offering Period and 1.00% during the Guarantee Period.

The Adviser will, at a later date, recoup from each Series, expenses reimbursed by the Adviser during the previous 36 months, but only if, after such recoupment, the Series' expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations.

NOTE 8 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                             JUNE 13, 2003(1) TO
                                              DECEMBER 31, 2003
                                              -----------------
SERIES 1 (NUMBER OF SHARES)
Shares sold                                        27,343,392
Shares redeemed                                    (2,755,323)
                                                 ------------
Net increase in shares outstanding                 24,588,069
                                                 ============

                                             JUNE 13, 2003(1) TO
                                              DECEMBER 31, 2003
                                              -----------------
SERIES 1 ($)
Shares sold                                      $273,597,134
Shares redeemed                                   (27,960,823)
                                                 ------------
Net increase                                     $245,636,311
                                                 ============

                                           SEPTEMBER 12, 2003(1) TO
                                              DECEMBER 31, 2003
                                           ------------------------
SERIES 2 (NUMBER OF SHARES)
Shares sold                                        22,177,572
Shares redeemed                                       (51,728)
                                                 ------------
Net increase in shares outstanding                 22,125,844
                                                 ============
SERIES 2 ($)
Shares sold                                      $221,890,523
Shares redeemed                                      (520,320)
                                                 ------------
Net increase                                     $221,370,203
                                                 ============

                                            DECEMBER 12, 2003(1) TO
                                               DECEMBER 31, 2003
                                            -----------------------
SERIES 3 (NUMBER OF SHARES)
Shares sold                                         1,072,545
Shares redeemed                                           (95)
                                                  -----------
Net increase in shares outstanding                  1,072,450
                                                  ===========
SERIES 3 ($)
Shares sold                                       $10,728,323
Shares redeemed                                          (951)
                                                  -----------
Net increase                                      $10,727,372
                                                  ===========

------------------
(1) Commencement of operations.

NOTE 9 -- LINE OF CREDIT

The Series, in addition to certain other funds managed by the Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the periods ended December 31, 2003, the Series did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                     UNDISTRIBUTED NET    ACCUMULATED
          PAID-IN    INVESTMENT INCOME    NET REALIZED
          CAPITAL     ON INVESTMENTS     GAINS (LOSSES)
          --------   -----------------   --------------
Series
  1.....  $(15,068)       $12,681            $2,387
Series
  2.....    (9,066)         8,742               324
Series
  3.....      (743)           743                --

The tax-basis components of distributable earnings as of December 31, 2003 are as follows:

          UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
            ORDINARY        LONG-TERM     APPRECIATION/
             INCOME       CAPITAL GAINS   (DEPRECIATION)
          -------------   -------------   --------------
Series
  1.....   $1,748,689        $2,387         $7,161,662
Series
  2.....      181,240           324          1,459,830
Series
  3.....        1,996            --              1,265

NOTE 11 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Series affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
COMMON STOCK: 36.5%
                                 ADVERTISING: 0.1%
           3,350          @      Interpublic Group of Cos., Inc.          $     52,260
           2,300                 Omnicom Group                                 200,859
                                                                          ------------
                                                                               253,119
                                                                          ------------
                                 AEROSPACE/DEFENSE: 0.5%
           7,500                 Boeing Co.                                    316,050
           2,350                 General Dynamics Corp                         212,417
           1,050                 Goodrich Corp.                                 31,175
           3,900                 Lockheed Martin Corp.                         200,460
           1,600                 Rockwell Collins, Inc.                         48,048
           5,600                 United Technologies Corp.                     530,711
                                                                          ------------
                                                                             1,338,861
                                                                          ------------
                                 AGRICULTURE: 0.4%
          17,550                 Altria Group, Inc.                            955,071
           3,200                 Monsanto Co.                                   92,096
             750                 RJ Reynolds Tobacco Holdings, Inc.             43,613
                                                                          ------------
                                                                             1,090,780
                                                                          ------------
                                 AIRLINES: 0.0%
           2,800                 Southwest Airlines Co.                         45,192
                                                                          ------------
                                                                                45,192
                                                                          ------------
                                 APPAREL: 0.1%
           1,450                 Jones Apparel Group, Inc.                      51,084
           1,000                 Liz Claiborne, Inc.                            35,460
           3,950                 Nike, Inc.                                    270,417
             500                 Reebok Intl. Ltd.                              19,660
                                                                          ------------
                                                                               376,621
                                                                          ------------
                                 AUTO MANUFACTURERS: 0.4%
          27,050                 Ford Motor Co.                                432,800
           6,700                 General Motors Corp.                          357,780
           1,750                 Paccar, Inc.                                  148,960
                                                                          ------------
                                                                               939,540
                                                                          ------------
                                 AUTO PARTS AND EQUIPMENT: 0.1%
           7,600                 Delphi Corp.                                   77,596
             800                 Johnson Controls, Inc.                         92,896
                                                                          ------------
                                                                               170,492
                                                                          ------------
                                 BANKS: 2.7%
           3,200                 Amsouth Bancorp                                78,400
          17,550                 Bank of America Corp.                       1,411,546
           6,750                 Bank of New York Co., Inc.                    223,560
          10,150                 Bank One Corp.                                462,738
           4,800                 BB&T Corp.                                    185,472
           1,950                 Charter One Financial, Inc.                    67,373
             650                 Comerica, Inc.                                 36,439
           1,050                 First Tennessee National Corp.                 46,305
           9,250                 FleetBoston Financial Corp.                   403,762
           2,100                 Huntington Bancshares, Inc.                    47,250
           3,850                 Keycorp                                       112,882
           2,150                 Marshall & Ilsley Corp.                        82,238
           3,750                 Mellon Financial Corp.                        120,413
           5,500                 National City Corp.                           186,670
           1,300                 North Fork Bancorporation, Inc.                52,611
           1,950                 Northern Trust Corp.                           90,519
           2,600                 PNC Financial Services Group, Inc.            142,298
           1,950                 Regions Financial Corp.                        72,540
           3,950                 SouthTrust Corp.                              129,284
           2,950                 State Street Corp.                            153,636
           2,450                 SunTrust Banks, Inc.                          175,175

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,050                 Synovus Financial Corp.                  $     30,366
           1,750                 Union Planters Corp.                           55,108
          17,150                 US Bancorp                                    510,726
          19,550                 Wachovia Corp.                                910,834
          14,650                 Wells Fargo & Co.                             862,738
             800                 Zions Bancorporation                           49,064
                                                                          ------------
                                                                             6,699,947
                                                                          ------------
                                 BEVERAGES: 0.9%
           7,550                 Anheuser-Busch Cos., Inc.                     397,734
             500                 Brown-Forman Corp.                             46,725
          21,450                 Coca-Cola Co.                               1,088,588
           4,000                 Coca-Cola Enterprises, Inc.                    87,480
           2,450                 Pepsi Bottling Group, Inc.                     59,241
          15,250                 PepsiCo, Inc.                                 710,955
                                                                          ------------
                                                                             2,390,723
                                                                          ------------
                                 BIOTECHNOLOGY: 0.4%
          11,650          @      Amgen, Inc.                                   719,970
           1,150          @      Biogen IDEC, Inc.                              42,297
           2,150          @      Chiron Corp.                                  122,529
           1,950          @      Genzyme Corp.                                  96,213
             850          @      Medimmune, Inc.                                21,590
                                                                          ------------
                                                                             1,002,599
                                                                          ------------
                                 BUILDING MATERIALS: 0.1%
             550          @      American Standard Cos., Inc.                   55,385
           4,450                 Masco Corp.                                   121,974
             850                 Vulcan Materials Co.                           40,435
                                                                          ------------
                                                                               217,794
                                                                          ------------
                                 CHEMICALS: 0.4%
           1,950                 Air Products & Chemicals, Inc.                103,019
             650                 Ashland, Inc.                                  28,639
           8,800                 Dow Chemical Co.                              365,815
           2,200                 Ecolab, Inc.                                   60,214
           1,150                 Engelhard Corp.                                34,443
             800                 International Flavors & Fragrances,
                                  Inc.                                          27,936
           2,150                 PPG Industries, Inc.                          137,643
           2,900                 Praxair, Inc.                                 110,780
           2,100                 Rohm & Haas Co.                                89,691
           1,400                 Sherwin-Williams Co.                           48,636
             550                 Sigma-Aldrich Corp.                            31,449
                                                                          ------------
                                                                             1,038,265
                                                                          ------------
                                 COMMERCIAL SERVICES: 0.4%
           1,550          @      Apollo Group, Inc.                            105,400
          14,900          @      Cendant Corp.                                 331,823
           1,800          @      Concord EFS, Inc.                              26,712
           1,350          @      Convergys Corp.                                23,571
           1,150                 Equifax, Inc.                                  28,175
           2,200                 H&R Block, Inc.                               121,814
           1,050                 McKesson Corp.                                 33,768
           1,350                 Moody's Corp.                                  81,743
           4,350                 Paychex, Inc.                                 161,820
           1,550          @      Robert Half Intl., Inc.                        36,177
           1,000                 RR Donnelley & Sons Co.                        30,150
                                                                          ------------
                                                                               981,153
                                                                          ------------
                                 COMPUTERS: 1.7%
           4,250          @      Apple Computer, Inc.                           90,823
           1,650          @      Computer Sciences Corp.                        72,980
          29,600          @      Dell, Inc.                                  1,005,215
           4,250                 Electronic Data Systems Corp.                 104,295
          33,200          @      EMC Corp.                                     428,944

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 COMPUTERS (CONTINUED)
           3,600          @      Gateway, Inc.                            $     16,560
          26,900                 Hewlett-Packard Co.                           617,892
          15,100                 International Business Machines Corp.       1,399,467
           2,000          @      Lexmark Intl., Inc.                           157,280
             750                 NCR Corp.                                      29,100
           5,050          @      Network Appliance, Inc.                       103,677
          29,050          @      Sun Microsystems, Inc.                        130,435
           1,000          @      Sungard Data Systems, Inc.                     27,710
           3,250          @      Unisys Corp.                                   48,263
                                                                          ------------
                                                                             4,232,641
                                                                          ------------
                                 COSMETICS/PERSONAL CARE: 1.0%
             550                 Alberto-Culver Co.                             34,694
           2,100                 Avon Products, Inc.                           141,729
           4,750                 Colgate-Palmolive Co.                         237,738
          15,450                 Gillette Co.                                  567,478
           6,000                 Kimberly-Clark Corp.                          354,540
          11,300                 Procter & Gamble Co.                        1,128,643
                                                                          ------------
                                                                             2,464,822
                                                                          ------------
                                 DISTRIBUTION/WHOLESALE: 0.0%
             850                 WW Grainger, Inc.                              40,282
                                                                          ------------
                                                                                40,282
                                                                          ------------
                                 DIVERSIFIED FINANCIAL SERVICES: 3.4%
          11,550                 American Express Co.                          557,057
           1,500                 Bear Stearns Cos., Inc.                       119,925
           3,450                 Capital One Financial Corp.                   211,451
          11,700                 Charles Schwab Corp.                          138,528
          45,050                 Citigroup, Inc.                             2,186,726
           2,667                 Countrywide Financial Corp.                   202,267
           8,650                 Fannie Mae                                    649,269
             900                 Federated Investors, Inc.                      26,424
           2,250                 Franklin Resources, Inc.                      117,135
           6,050                 Freddie Mac                                   352,836
           4,150                 Goldman Sachs Group, Inc.                     409,730
          30,750                 JP Morgan Chase & Co.                       1,129,447
           3,200                 Lehman Brothers Holdings, Inc.                247,104
          11,050                 MBNA Corp.                                    274,593
          13,800                 Merrill Lynch & Co., Inc.                     809,369
          12,700                 Morgan Stanley                                734,948
           2,400          @      Providian Financial Corp.                      27,936
           4,050                 SLM Corp.                                     152,604
           1,000                 T Rowe Price Group, Inc.                       47,410
                                                                          ------------
                                                                             8,394,759
                                                                          ------------
                                 ELECTRIC: 0.8%
           6,000          @      AES Corp.                                      56,640
           1,400                 Ameren Corp.                                   64,400
           3,500                 American Electric Power Co., Inc.             106,785
           2,800                 Centerpoint Energy, Inc.                       27,132
           1,650                 Cinergy Corp.                                  64,037
             800                 Consolidated Edison, Inc.                      34,408
           2,200                 Constellation Energy Group, Inc.               86,152
           1,150                 Dominion Resources, Inc.                       73,405
           3,300                 Duke Energy Corp.                              67,485
           5,350                 Edison Intl.                                  117,326
           2,100                 Entergy Corp.                                 119,973
           2,900                 Exelon Corp.                                  192,443
           2,950                 FirstEnergy Corp.                             103,840
           1,600                 FPL Group, Inc.                               104,672
           2,900                 NiSource, Inc.                                 63,626
           3,650          @      PG&E Corp.                                    101,361
             750                 Pinnacle West Capital Corp.                    30,015

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,450                 PPL Corp.                                $     63,438
           2,150                 Progress Energy, Inc.                          97,309
           2,050                 Public Service Enterprise Group, Inc.          89,790
           6,800                 Southern Co.                                  205,699
           4,600                 TXU Corp.                                     109,112
           3,850                 Xcel Energy, Inc.                              65,373
                                                                          ------------
                                                                             2,044,421
                                                                          ------------
                                 ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
           1,800                 American Power Conversion                      44,010
           3,850                 Emerson Electric Co.                          249,287
           1,650                 Molex, Inc.                                    57,569
                                                                          ------------
                                                                               350,866
                                                                          ------------
                                 ELECTRONICS: 0.2%
           4,000          @      Agilent Technologies, Inc.                    116,959
           2,050                 Applera Corp. -- Applied Biosystems
                                  Group                                         42,456
           1,750          @      Jabil Circuit, Inc.                            49,525
           1,050                 Parker Hannifin Corp.                          62,475
           1,750                 PerkinElmer, Inc.                              29,873
           7,700          @      Sanmina-SCI Corp.                              97,097
           6,700          @      Solectron Corp.                                39,597
           1,950                 Symbol Technologies, Inc.                      32,936
             750                 Tektronix, Inc.                                23,700
           1,450          @      Thermo Electron Corp.                          36,540
                                                                          ------------
                                                                               531,158
                                                                          ------------
                                 ENTERTAINMENT: 0.0%
           3,200                 International Game Technology                 114,240
                                                                          ------------
                                                                               114,240
                                                                          ------------
                                 ENVIRONMENTAL CONTROL: 0.1%
           2,200          @      Allied Waste Industries, Inc.                  30,536
           5,200                 Waste Management, Inc.                        153,920
                                                                          ------------
                                                                               184,456
                                                                          ------------
                                 FOOD: 0.6%
           5,500                 Archer-Daniels-Midland Co                      83,710
           3,750                 Campbell Soup Co.                             100,500
           6,150                 Conagra Foods, Inc.                           162,299
           3,400                 General Mills, Inc.                           154,020
             450                 Hershey Foods Corp.                            34,646
           3,100                 HJ Heinz Co.                                  112,933
           3,750                 Kellogg Co.                                   142,800
           6,600          @      Kroger Co                                     122,166
           1,250                 McCormick & Co., Inc.                          37,625
           1,600          @      Safeway, Inc.                                  35,056
           6,950                 Sara Lee Corp.                                150,885
           1,800                 Supervalu, Inc.                                51,462
           5,700                 Sysco Corp.                                   212,210
           2,000                 WM Wrigley Jr. Co.                            112,420
                                                                          ------------
                                                                             1,512,732
                                                                          ------------
                                 FOREST PRODUCTS AND PAPER: 0.2%
             550                 Boise Cascade Corp.                            18,073
           2,150                 Georgia-Pacific Corp.                          65,941
           4,150                 International Paper Co.                       178,906
           1,200          @      Louisiana-Pacific Corp.                        21,456
           1,600                 MeadWestvaco Corp.                             47,600
             450                 Temple-Inland, Inc.                            28,202
           2,000                 Weyerhaeuser Co.                              128,000
                                                                          ------------
                                                                               488,178
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 GAS: 0.1%
           1,450                 KeySpan Corp.                            $     53,360
             200                 Peoples Energy Corp.                            8,408
           2,650                 Sempra Energy                                  79,659
                                                                          ------------
                                                                               141,427
                                                                          ------------
                                 HAND/MACHINE TOOLS: 0.0%
             550                 Black & Decker Corp.                           27,126
             550                 Snap-On, Inc.                                  17,732
             900                 Stanley Works                                  34,083
                                                                          ------------
                                                                                78,941
                                                                          ------------
                                 HEALTHCARE -- PRODUCTS: 1.3%
             350                 Bausch & Lomb, Inc.                            18,165
           5,900                 Baxter Intl., Inc.                            180,068
           2,300                 Becton Dickinson & Co.                         94,622
           2,350                 Biomet, Inc.                                   85,564
           9,650          @      Boston Scientific Corp.                       354,734
             450                 CR Bard, Inc.                                  36,563
           4,650                 Guidant Corp.                                 279,930
          25,800                 Johnson & Johnson                           1,332,827
          10,700                 Medtronic, Inc.                               520,126
           1,500          @      St. Jude Medical, Inc.                         92,025
           1,750                 Stryker Corp.                                 148,768
           2,100          @      Zimmer Holdings, Inc.                         147,840
                                                                          ------------
                                                                             3,291,232
                                                                          ------------
                                 HEALTHCARE -- SERVICES: 0.4%
           1,300                 Aetna, Inc.                                    87,854
           1,600          @      Anthem, Inc.                                  120,000
           2,400          @      Humana, Inc.                                   54,840
             900                 Manor Care, Inc.                               31,113
             400                 Quest Diagnostics                              29,244
           8,800                 UnitedHealth Group, Inc.                      511,984
           2,150          @      WellPoint Health Networks                     208,529
                                                                          ------------
                                                                             1,043,564
                                                                          ------------
                                 HOME BUILDERS: 0.0%
             550                 Centex Corp.                                   59,208
             400                 KB Home                                        29,008
                                                                          ------------
                                                                                88,216
                                                                          ------------
                                 HOME FURNISHINGS: 0.0%
           1,800                 Leggett & Platt, Inc.                          38,934
           1,050                 Whirlpool Corp.                                76,283
                                                                          ------------
                                                                               115,217
                                                                          ------------
                                 HOUSEHOLD PRODUCTS/WARES: 0.1%
           1,800                 Clorox Co.                                     87,408
           1,700                 Fortune Brands, Inc.                          121,533
                                                                          ------------
                                                                               208,941
                                                                          ------------
                                 INSURANCE: 1.6%
           2,350          @@     ACE Ltd.                                       97,337
           4,750                 Aflac, Inc.                                   171,855
           6,350                 Allstate Corp.                                273,176
           1,000                 Ambac Financial Group, Inc.                    69,390
          22,850                 American Intl. Group                        1,514,497
           1,100                 AON Corp.                                      26,334
           1,600                 Chubb Corp.                                   108,960
           1,750                 Cigna Corp.                                   100,625
           1,400                 Cincinnati Financial Corp.                     58,632
           2,450                 Hartford Financial Services Group, Inc.       144,624
           1,300                 Jefferson-Pilot Corp.                          65,845
           2,450                 John Hancock Financial Services, Inc.          91,875
           1,600                 Lincoln National Corp.                         64,592

--------------------------------------------------------------------------------------
       Shares                                                                Value
           1,850                 Marsh & McLennan Cos., Inc.              $     88,597
           1,350                 MBIA, Inc.                                     79,961
           6,700                 Metlife, Inc.                                 225,588
             900                 MGIC Investment Corp.                          51,246
           2,850                 Principal Financial Group                      94,250
           2,600                 Progressive Corp.                             217,333
           4,700                 Prudential Financial, Inc.                    196,318
           1,550                 Safeco Corp.                                   60,342
           2,050                 St. Paul Cos.                                  81,283
           1,000                 Torchmark Corp.                                45,540
           9,050                 Travelers Property Casualty Corp.             153,579
           1,250          @@     XL Capital Ltd.                                96,938
                                                                          ------------
                                                                             4,178,717
                                                                          ------------
                                 INTERNET: 0.3%
           5,600          @      eBay, Inc.                                    361,704
           1,250          @      Monster Worldwide, Inc.                        27,450
           4,200          @      Symantec Corp.                                145,530
           5,650          @      Yahoo!, Inc.                                  255,211
                                                                          ------------
                                                                               789,895
                                                                          ------------
                                 IRON/STEEL: 0.0%
             700                 Nucor Corp.                                    39,200
                                                                          ------------
                                                                                39,200
                                                                          ------------
                                 LEISURE TIME: 0.1%
             950                 Brunswick Corp.                                30,239
           2,150                 Carnival Corp.                                 85,420
           2,650                 Harley-Davidson, Inc.                         125,954
                                                                          ------------
                                                                               241,613
                                                                          ------------
                                 LODGING: 0.1%
           1,050                 Harrah's Entertainment, Inc.                   52,259
           3,300                 Hilton Hotels Corp.                            56,529
             850                 Marriott Intl., Inc.                           39,270
           1,700                 Starwood Hotels & Resorts Worldwide,
                                  Inc.                                          61,149
                                                                          ------------
                                                                               209,207
                                                                          ------------
                                 MACHINERY-CONSTRUCTION AND MINING: 0.1%
           3,000                 Caterpillar, Inc.                             249,060
                                                                          ------------
                                                                               249,060
                                                                          ------------
                                 MACHINERY-DIVERSIFIED: 0.2%
           3,550                 Deere & Co.                                   230,928
           1,800                 Dover Corp.                                    71,550
           2,650                 Rockwell Automation, Inc.                      94,340
                                                                          ------------
                                                                               396,818
                                                                          ------------
                                 MEDIA: 1.2%
          19,950          @      Comcast Corp.                                 655,756
             750                 Dow Jones & Co., Inc.                          37,388
           2,350                 Gannett Co., Inc.                             209,526
             700                 Knight-Ridder, Inc.                            54,159
           2,250                 McGraw-Hill Cos., Inc.                        157,320
             350                 Meredith Corp.                                 17,084
           1,300                 New York Times Co.                             62,127
          39,850          @      Time Warner, Inc.                             716,901
           2,700                 Tribune Co.                                   139,320
          15,300                 Viacom, Inc.                                  679,013
          18,200                 Walt Disney Co.                               424,606
                                                                          ------------
                                                                             3,153,200
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 MINING: 0.2%
           7,400                 Alcoa, Inc.                              $    281,200
           2,200                 Freeport-McMoRan Copper & Gold, Inc.           92,686
           3,550                 Newmont Mining Corp.                          172,566
             900          @      Phelps Dodge Corp.                             68,481
                                                                          ------------
                                                                               614,933
                                                                          ------------
                                 MISCELLANEOUS MANUFACTURING: 2.1%
          11,550                 3M Co.                                        982,096
             900                 Cooper Industries Ltd.                         52,137
           1,800                 Danaher Corp.                                 165,150
           2,500                 Eastman Kodak Co.                              64,175
             700                 Eaton Corp.                                    75,586
          88,000                 General Electric Co.                        2,726,239
           7,500                 Honeywell Intl., Inc.                         250,725
           2,700                 Illinois Tool Works, Inc.                     226,557
           1,500          @@     Ingersoll-Rand Co.                            101,820
             850                 ITT Industries, Inc.                           63,079
           1,100                 Pall Corp.                                     29,513
           1,200                 Textron, Inc.                                  68,472
          17,800          @@     Tyco Intl. Ltd.                               471,700
                                                                          ------------
                                                                             5,277,249
                                                                          ------------
                                 OFFICE/BUSINESS EQUIPMENT: 0.1%
           1,950                 Pitney Bowes, Inc.                             79,209
           7,250          @      Xerox Corp.                                   100,050
                                                                          ------------
                                                                               179,259
                                                                          ------------
                                 OIL AND GAS: 2.0%
             850                 Amerada Hess Corp.                             45,195
           2,100                 Anadarko Petroleum Corp.                      107,121
             550                 Apache Corp.                                   44,605
           1,650                 Burlington Resources, Inc.                     91,377
          12,650                 ChevronTexaco Corp.                         1,092,833
           8,050                 ConocoPhillips                                527,838
           3,450                 Devon Energy Corp.                            197,547
           1,000                 EOG Resources, Inc.                            46,170
          58,800                 Exxon Mobil Corp.                           2,410,799
           3,750                 Marathon Oil Corp.                            124,088
           1,300        @, @@    Nabors Industries Ltd.                         53,950
           1,150          @      Noble Corp.                                    41,147
           5,550                 Occidental Petroleum Corp.                    234,431
             850                 Sunoco, Inc.                                   43,478
           1,050          @      Transocean, Inc.                               25,211
           2,300                 Unocal Corp.                                   84,709
                                                                          ------------
                                                                             5,170,499
                                                                          ------------
                                 OIL AND GAS SERVICES: 0.0%
           1,400          @      BJ Services Co.                                50,260
           1,550                 Halliburton Co.                                40,300
                                                                          ------------
                                                                                90,560
                                                                          ------------
                                 PACKAGING AND CONTAINERS: 0.1%
             450                 Ball Corp.                                     26,807
             500                 Bemis Co.                                      25,000
           1,250          @      Pactiv Corp.                                   29,875
           1,150          @      Sealed Air Corp.                               62,261
                                                                          ------------
                                                                               143,943
                                                                          ------------
                                 PHARMACEUTICALS: 2.3%
          14,000                 Abbott Laboratories                           652,400
           1,200                 Allergan, Inc.                                 92,172
           7,100                 Bristol-Myers Squibb Co.                      203,060
          10,100                 Eli Lilly & Co.                               710,333
             700          @      Express Scripts, Inc.                          46,501
           1,300          @      Forest Laboratories, Inc.                      80,340

--------------------------------------------------------------------------------------
       Shares                                                                Value
           2,150          @      King Pharmaceuticals, Inc.               $     32,809
           2,500          @      Medco Health Solutions, Inc.                   84,975
          20,150                 Merck & Co., Inc.                             930,930
          68,000                 Pfizer, Inc.                                2,402,439
           1,000          @      Watson Pharmaceuticals, Inc.                   46,000
          12,150                 Wyeth                                         515,768
                                                                          ------------
                                                                             5,797,727
                                                                          ------------
                                 PIPELINES: 0.0%
           1,150                 Kinder Morgan, Inc.                            67,965
           4,850                 Williams Cos., Inc.                            47,627
                                                                          ------------
                                                                               115,592
                                                                          ------------
                                 REAL ESTATE: 0.1%
           3,600                 Equity Office Properties Trust                103,140
           2,350                 Equity Residential                             69,349
           1,700                 Simon Property Group, Inc.                     78,778
                                                                          ------------
                                                                               251,267
                                                                          ------------
                                 RETAIL: 2.9%
           3,850          @      Autonation, Inc.                               70,725
           3,350          @      Bed Bath & Beyond, Inc.                       145,223
           4,850                 Best Buy Co., Inc.                            253,364
           1,000          @      Big Lots, Inc.                                 14,210
           5,500          @      Costco Wholesale Corp.                        204,490
           3,400                 CVS Corp.                                     122,808
           1,500                 Darden Restaurants, Inc.                       31,560
           4,200                 Dollar General Corp.                           88,158
           2,000                 Family Dollar Stores                           71,760
           2,800                 Federated Department Stores                   131,964
          13,350                 Gap, Inc.                                     309,854
          33,950                 Home Depot, Inc.                            1,204,885
             950                 JC Penney Co., Inc.                            24,966
           4,750                 Limited Brands                                 85,643
           7,000                 Lowe's Cos., Inc.                             387,730
           2,600                 May Department Stores Co.                      75,582
          18,800                 McDonald's Corp.                              466,803
           1,300                 Nordstrom, Inc.                                44,590
           2,700          @      Office Depot, Inc.                             45,117
           2,500                 RadioShack Corp.                               76,700
           2,550                 Sears Roebuck And Co.                         116,000
           7,350          @      Staples, Inc.                                 200,655
           6,100          @      Starbucks Corp.                               201,666
           1,300                 Tiffany & Co.                                  58,760
           1,750                 TJX Cos., Inc.                                 38,588
           1,950          @      Toys R US, Inc.                                24,648
          38,700                 Wal-Mart Stores, Inc.                       2,053,034
          12,000                 Walgreen Co.                                  436,559
           1,550                 Wendy's Intl., Inc.                            60,822
           3,450          @      Yum! Brands, Inc.                             118,680
                                                                          ------------
                                                                             7,165,544
                                                                          ------------
                                 SAVINGS AND LOANS: 0.2%
           1,300                 Golden West Financial Corp.                   134,147
           8,400                 Washington Mutual, Inc.                       337,008
                                                                          ------------
                                                                               471,155
                                                                          ------------
                                 SEMICONDUCTORS: 1.7%
           5,800          @      Altera Corp.                                  131,660
           3,200          @      Analog Devices, Inc.                          146,080
          19,700          @      Applied Materials, Inc.                       442,264
           2,950          @      Applied Micro Circuits Corp.                   17,641
           1,000          @      Broadcom Corp.                                 34,090
          76,700                 Intel Corp.                                 2,469,739

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                Value
--------------------------------------------------------------------------------------
                                 SEMICONDUCTORS (CONTINUED)
           2,750                 Linear Technology Corp.                  $    115,693
           2,950          @      LSI Logic Corp.                                26,167
           4,650                 Maxim Integrated Products                     231,570
           1,500          @      National Semiconductor Corp.                   59,115
           1,350          @      Novellus Systems, Inc.                         56,768
           1,750          @      Nvidia Corp.                                   40,688
             900          @      Qlogic Corp.                                   46,440
           1,750          @      Teradyne, Inc.                                 44,538
          14,750                 Texas Instruments, Inc.                       433,354
           2,950          @      Xilinx, Inc.                                  114,283
                                                                          ------------
                                                                             4,410,090
                                                                          ------------
                                 SOFTWARE: 1.9%
           3,500                 Adobe Systems, Inc.                           137,550
             950                 Autodesk, Inc.                                 23,351
           5,400                 Automatic Data Processing                     213,894
           2,300          @      BMC Software, Inc.                             42,895
           2,150          @      Citrix Systems, Inc.                           45,602
           4,750                 Computer Associates Intl., Inc.               129,865
           2,700          @      Compuware Corp.                                16,308
           2,600          @      Electronic Arts, Inc.                         124,228
           6,500                 First Data Corp.                              267,084
           1,750          @      Fiserv, Inc.                                   69,143
           3,500                 IMS Health, Inc.                               87,010
           1,750          @      Intuit, Inc.                                   92,593
             950          @      Mercury Interactive Corp.                      46,208
          94,550                 Microsoft Corp.                             2,603,906
           5,150          @      Novell, Inc.                                   54,178
          46,250          @      Oracle Corp.                                  610,499
           3,000          @      Peoplesoft, Inc.                               68,400
           6,650          @      Siebel Systems, Inc.                           92,236
           5,950          @      Veritas Software Corp.                        221,102
                                                                          ------------
                                                                             4,946,052
                                                                          ------------
                                 TELECOMMUNICATIONS: 2.2%
           2,650                 Alltel Corp.                                  123,437
           6,900                 AT&T Corp.                                    140,070
           9,600          @      AT&T Wireless Services, Inc.                   76,704
           5,800          @      Avaya, Inc.                                    75,052
          21,650                 Bellsouth Corp.                               612,695
           1,200                 CenturyTel, Inc.                               39,144
           3,600          @      Ciena Corp.                                    23,904
          61,500          @      Cisco Systems, Inc.                         1,493,834
           2,550          @      Comverse Technology, Inc.                      44,855
          11,700          @      Corning, Inc.                                 122,031
          19,600                 Motorola, Inc.                                275,772
          15,650          @      Nextel Communications, Inc.                   439,139
           6,700                 Qualcomm, Inc.                                361,331
          29,750                 SBC Communications, Inc.                      775,583
           2,200                 Scientific-Atlanta, Inc.                       60,060
           8,000                 Sprint Corp.-FON Group                        131,360
           3,450          @      Tellabs, Inc.                                  29,084
          23,800                 Verizon Communications, Inc.                  834,903
                                                                          ------------
                                                                             5,658,958
                                                                          ------------

--------------------------------------------------------------------------------------
       Shares                                                                Value
                                 TEXTILES: 0.0%
             600                 Cintas Corp.                             $     30,078
                                                                          ------------
                                                                                30,078
                                                                          ------------
                                 TOYS/GAMES/HOBBIES: 0.1%
           2,300                 Hasbro, Inc.                                   48,944
           6,450                 Mattel, Inc.                                  124,292
                                                                          ------------
                                                                               173,236
                                                                          ------------
                                 TRANSPORTATION: 0.5%
           3,200                 Burlington Northern Santa Fe Corp.            103,520
           2,650                 FedEx Corp.                                   178,875
           3,600                 Norfolk Southern Corp.                         85,140
             500                 Ryder System, Inc.                             17,075
             900                 Union Pacific Corp.                            62,532
           9,850                 United Parcel Service, Inc.                   734,318
                                                                          ------------
                                                                             1,181,460
                                                                          ------------
                                 Total Common Stock
                                   (Cost $85,115,778)                       92,806,491
                                                                          ------------
   Principal
     Amount                                                                Value
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.8%
                        FEDERAL HOME LOAN BANK: 23.3%
    $ 70,000,000        3.600%, due 09/12/08                                59,280,480
                                                                          ------------
                                                                            59,280,480
                                                                          ------------
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 25.5%
      75,200,000        3.570%, due 10/15/08                                63,582,352
       1,927,000        3.570%, due 10/15/08                                 1,629,298
                                                                          ------------
                                                                            65,211,650
                                                                          ------------
                        Total U.S. Government Agency Obligations
                          (Cost $124,763,275)                              124,492,130
                                                                          ------------
U.S. TREASURY OBLIGATIONS: 8.1%
                        U.S. TREASURY STRIP PRINCIPAL: 8.1%
      20,100,000        3.170%, due 08/15/08                                17,396,248
       3,800,000        3.260%, due 11/15/08                                 3,249,863
                                                                          ------------
                        Total U.S. Treasury Obligations
                          (Cost $20,625,218)                                20,646,111
                                                                          ------------
OTHER BONDS: 5.8%
                        REGIONAL (STATE/PROVINCE): 5.8%
      17,600,000        Tennessee Valley Authority Principal Strip,
                        3.750%, due 11/13/08                                14,713,442
                                                                          ------------
                        Total Other Bonds
                          (Cost $14,867,454)                                14,713,442
                                                                          ------------
                        Long-Term Investments
                          (Cost $245,371,725)                              252,658,174
                                                                          ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 1  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

      Principal
       Amount                                                                Value
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.8%
                        REPURCHASE AGREEMENT: 0.8%
    $  2,003,000        Morgan Stanley Repurchase Agreement dated
                        12/31/03, 0.970%, due 01/02/04, $2,003,108 to be
                        received upon repurchase (Collateralized by U.S.
                        Government Agency Obligations, 0.000%, Market
                        Value $2,043,683 due 09/09/05-07/15/29)           $  2,003,000
                                                                          ------------
                        Total Short-term Investments
                          (Cost $2,003,000)                                  2,003,000
                                                                          ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $247,374,725)*                    100.0%  $254,661,174
              OTHER ASSETS AND LIABILITIES-NET          (0.0)      (127,193)
                                                       ------  ------------
              NET ASSETS                               100.0%  $254,533,981
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $247,499,512. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 8,490,339
                        Gross Unrealized Depreciation                                (1,328,677)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 7,161,662
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
COMMON STOCK: 32.6%
                               ADVERTISING: 0.1%
           2,820         @     Interpublic Group of Cos., Inc.             $     43,992
           1,700               Omnicom Group                                    148,461
                                                                           ------------
                                                                                192,453
                                                                           ------------
                               AEROSPACE/DEFENSE: 0.5%
           5,560               Boeing Co.                                       234,298
           1,800               General Dynamics Corp.                           162,702
             680               Goodrich Corp.                                    20,189
           3,010               Lockheed Martin Corp.                            154,714
           1,230               Rockwell Collins, Inc.                            36,937
           4,240               United Technologies Corp.                        401,825
                                                                           ------------
                                                                              1,010,665
                                                                           ------------
                               AGRICULTURE: 0.4%
          14,510               Altria Group, Inc.                               789,633
           2,420               Monsanto Co.                                      69,648
             570               RJ Reynolds Tobacco Holdings, Inc.                33,146
                                                                           ------------
                                                                                892,427
                                                                           ------------
                               AIRLINES: 0.0%
           2,160               Southwest Airlines Co.                            34,862
                                                                           ------------
                                                                                 34,862
                                                                           ------------
                               APPAREL: 0.1%
             810               Jones Apparel Group, Inc.                         28,536
             780               Liz Claiborne, Inc.                               27,659
           2,980               Nike, Inc.                                       204,011
             350               Reebok Intl. Ltd.                                 13,762
                                                                           ------------
                                                                                273,968
                                                                           ------------
                               AUTO MANUFACTURERS: 0.3%
          20,620               Ford Motor Co.                                   329,920
           5,150               General Motors Corp.                             275,010
           1,380               Paccar, Inc.                                     117,466
                                                                           ------------
                                                                                722,396
                                                                           ------------
                               AUTO PARTS AND EQUIPMENT: 0.1%
             620               Cooper Tire & Rubber Co.                          13,256
           1,180               Dana Corp.                                        21,653
           6,150               Delphi Corp.                                      62,792
             600               Johnson Controls, Inc.                            69,671
                                                                           ------------
                                                                                167,372
                                                                           ------------
                               BANKS: 2.3%
           2,490               Amsouth Bancorp                                   61,005
          14,140               Bank of America Corp.                          1,137,281
           5,160               Bank of New York Co., Inc.                       170,899
           8,110               Bank One Corp.                                   369,735
           1,460               BB&T Corp.                                        56,414
           1,600               Charter One Financial, Inc.                       55,280
             490               Comerica, Inc.                                    27,469
             750               First Tennessee National Corp.                    33,075
           7,200               FleetBoston Financial Corp.                      314,280
           1,510               Huntington Bancshares, Inc.                       33,975
           2,820               Keycorp                                           82,682
           1,580               Marshall & Ilsley Corp.                           60,435
           3,000               Mellon Financial Corp.                            96,330
           4,170               National City Corp.                              141,530
           1,040               North Fork Bancorporation, Inc.                   42,089
           1,470               Northern Trust Corp.                              68,237
           1,880               PNC Financial Services Group, Inc.               102,892
           1,430               Regions Financial Corp.                           53,196
           3,080               SouthTrust Corp.                                 100,808
           2,230               State Street Corp.                               116,138
           1,890               SunTrust Banks, Inc.                             135,135

       Shares                                                                 Value
---------------------------------------------------------------------------------------
             850               Synovus Financial Corp.                     $     24,582
           1,370               Union Planters Corp.                              43,141
          13,160               US Bancorp                                       391,905
          15,900               Wachovia Corp.                                   740,782
          11,810               Wells Fargo & Co.                                695,492
             870               Zions Bancorporation                              53,357
                                                                           ------------
                                                                              5,208,144
                                                                           ------------
                               BEVERAGES: 0.8%
           5,600               Anheuser-Busch Cos., Inc.                        295,008
             170               Brown-Forman Corp.                                15,887
          16,670               Coca-Cola Co.                                    846,003
           3,060               Coca-Cola Enterprises, Inc.                       66,922
           1,730               Pepsi Bottling Group, Inc.                        41,831
          12,400               PepsiCo, Inc.                                    578,088
                                                                           ------------
                                                                              1,843,739
                                                                           ------------
                               BIOTECHNOLOGY: 0.3%
           8,740         @     Amgen, Inc.                                      540,132
             860         @     Biogen IDEC, Inc.                                 31,631
           1,210         @     Chiron Corp.                                      68,958
           1,460         @     Genzyme Corp.                                     72,036
             670         @     Medimmune, Inc.                                   17,018
                                                                           ------------
                                                                                729,775
                                                                           ------------
                               BUILDING MATERIALS: 0.1%
             470         @     American Standard Cos., Inc.                      47,329
           3,100               Masco Corp.                                       84,971
             990               Vulcan Materials Co.                              47,094
                                                                           ------------
                                                                                179,394
                                                                           ------------
                               CHEMICALS: 0.4%
           1,640               Air Products & Chemicals, Inc.                    86,641
             480               Ashland, Inc.                                     21,149
           6,560               Dow Chemical Co.                                 272,699
           1,780               Ecolab, Inc.                                      48,719
           1,260               Engelhard Corp.                                   37,737
             810         @     Hercules, Inc.                                     9,882
             620               International Flavors & Fragrances, Inc.          21,650
           1,690               PPG Industries, Inc.                             108,194
           2,280               Praxair, Inc.                                     87,096
           1,510               Rohm & Haas Co.                                   64,492
             980               Sherwin-Williams Co.                              34,045
             500               Sigma-Aldrich Corp.                               28,590
                                                                           ------------
                                                                                820,894
                                                                           ------------
                               COMMERCIAL SERVICES: 0.3%
           1,180         @     Apollo Group, Inc.                                80,240
          11,770         @     Cendant Corp.                                    262,118
           1,250         @     Concord EFS, Inc.                                 18,550
             870         @     Convergys Corp.                                   15,190
             340               Deluxe Corp.                                      14,052
             830               Equifax, Inc.                                     20,335
           1,560               H&R Block, Inc.                                   86,377
             790               McKesson Corp.                                    25,406
           1,040               Moody's Corp.                                     62,972
           3,450               Paychex, Inc.                                    128,340
           1,250         @     Robert Half Intl., Inc.                           29,175
             730               RR Donnelley & Sons Co.                           22,010
                                                                           ------------
                                                                                764,765
                                                                           ------------
                               COMPUTERS: 1.4%
           3,400         @     Apple Computer, Inc.                              72,658
           1,270         @     Computer Sciences Corp.                           56,172
          17,810         @     Dell, Inc.                                       604,828
           3,210               Electronic Data Systems Corp.                     78,773
          26,640         @     EMC Corp.                                        344,189

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               COMPUTERS (CONTINUED)
           1,520         @     Gateway, Inc.                               $      6,992
          21,670               Hewlett-Packard Co.                              497,760
          12,390               International Business Machines Corp.          1,148,304
           1,190         @     Lexmark Intl., Inc.                               93,582
             570               NCR Corp.                                         22,116
           3,910         @     Network Appliance, Inc.                           80,272
          22,000         @     Sun Microsystems, Inc.                            98,780
             770         @     Sungard Data Systems, Inc.                        21,337
           2,310         @     Unisys Corp.                                      34,304
                                                                           ------------
                                                                              3,160,067
                                                                           ------------
                               COSMETICS/PERSONAL CARE: 0.9%
             450               Alberto-Culver Co.                                28,386
           1,600               Avon Products, Inc.                              107,984
           3,670               Colgate-Palmolive Co.                            183,684
          11,710               Gillette Co.                                     430,108
           4,590               Kimberly-Clark Corp.                             271,223
           9,180               Procter & Gamble Co.                             916,898
                                                                           ------------
                                                                              1,938,283
                                                                           ------------
                               DISTRIBUTION/WHOLESALE: 0.0%
             680               WW Grainger, Inc.                                 32,225
                                                                           ------------
                                                                                 32,225
                                                                           ------------
                               DIVERSIFIED FINANCIAL SERVICES: 2.9%
           9,190               American Express Co.                             443,234
             870               Bear Stearns Cos., Inc.                           69,557
           2,630               Capital One Financial Corp.                      161,193
           9,040               Charles Schwab Corp.                             107,034
          36,440               Citigroup, Inc.                                1,768,797
           2,080               Countrywide Financial Corp.                      157,768
           6,970               Fannie Mae                                       523,168
             700               Federated Investors, Inc.                         20,552
           1,630               Franklin Resources, Inc.                          84,858
           4,740               Freddie Mac                                      276,437
           3,190               Goldman Sachs Group, Inc.                        314,949
          24,280               JP Morgan Chase & Co.                            891,803
           2,490               Lehman Brothers Holdings, Inc.                   192,278
           8,430               MBNA Corp.                                       209,486
          11,360               Merrill Lynch & Co., Inc.                        666,263
          10,280               Morgan Stanley                                   594,904
           2,350         @     Providian Financial Corp.                         27,354
           3,100               SLM Corp.                                        116,808
             770               T Rowe Price Group, Inc.                          36,506
                                                                           ------------
                                                                              6,662,949
                                                                           ------------
                               ELECTRIC: 0.7%
           7,190         @     AES Corp.                                         67,874
           1,050               Ameren Corp.                                      48,300
           2,590               American Electric Power Co., Inc.                 79,021
           3,040         @     Calpine Corp.                                     14,622
           3,720               Centerpoint Energy, Inc.                          36,047
           1,240               Cinergy Corp.                                     48,124
             850         @     CMS Energy Corp.                                   7,242
             580               Consolidated Edison, Inc.                         24,946
           1,440               Constellation Energy Group, Inc.                  56,390
             870               Dominion Resources, Inc.                          55,532
             430               DTE Energy Co.                                    16,942
           2,500               Duke Energy Corp.                                 51,125
           3,740               Edison Intl.                                      82,018
           1,610               Entergy Corp.                                     91,979
           2,200               Exelon Corp.                                     145,992
           2,320               FirstEnergy Corp.                                 81,664
           1,250               FPL Group, Inc.                                   81,775
           1,920               NiSource, Inc.                                    42,125
           2,840         @     PG&E Corp.                                        78,867

       Shares                                                                 Value
---------------------------------------------------------------------------------------
             690               Pinnacle West Capital Corp.                 $     27,614
           1,160               PPL Corp.                                         50,750
           1,630               Progress Energy, Inc.                             73,774
           1,450               Public Service Enterprise Group, Inc.             63,510
           4,970               Southern Co.                                     150,343
           2,790               TXU Corp.                                         66,179
           2,730               Xcel Energy, Inc.                                 46,355
                                                                           ------------
                                                                              1,589,110
                                                                           ------------
                               ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
           1,160               American Power Conversion                         28,362
           2,860               Emerson Electric Co.                             185,185
           1,200               Molex, Inc.                                       41,868
                                                                           ------------
                                                                                255,415
                                                                           ------------
                               ELECTRONICS: 0.2%
           3,180         @     Agilent Technologies, Inc.                        92,983
           1,270               Applera Corp. -- Applied Biosystems Group         26,302
           1,260         @     Jabil Circuit, Inc.                               35,658
             810               Parker Hannifin Corp.                             48,195
             830               PerkinElmer, Inc.                                 14,168
           5,820         @     Sanmina-SCI Corp.                                 73,390
           5,980         @     Solectron Corp.                                   35,342
           1,640               Symbol Technologies, Inc.                         27,700
             490               Tektronix, Inc.                                   15,484
           1,150         @     Thermo Electron Corp.                             28,980
                                                                           ------------
                                                                                398,202
                                                                           ------------
                               ENTERTAINMENT: 0.0%
           2,310               International Game Technology                     82,467
                                                                           ------------
                                                                                 82,467
                                                                           ------------
                               ENVIRONMENTAL CONTROL: 0.1%
           1,600         @     Allied Waste Industries, Inc.                     22,208
           4,080               Waste Management, Inc.                           120,768
                                                                           ------------
                                                                                142,976
                                                                           ------------
                               FOOD: 0.5%
           4,470               Archer-Daniels-Midland Co.                        68,033
           2,840               Campbell Soup Co.                                 76,112
           4,870               Conagra Foods, Inc.                              128,519
           2,460               General Mills, Inc.                              111,438
             350               Hershey Foods Corp.                               26,947
           2,400               HJ Heinz Co.                                      87,432
           2,790               Kellogg Co.                                      106,243
           4,990         @     Kroger Co.                                        92,365
             900               McCormick & Co., Inc.                             27,090
           1,190         @     Safeway, Inc.                                     26,073
           5,090               Sara Lee Corp.                                   110,504
           1,040               Supervalu, Inc.                                   29,734
           4,440               Sysco Corp.                                      165,301
             740               Winn-Dixie Stores, Inc.                            7,363
           1,570               WM Wrigley Jr Co.                                 88,250
                                                                           ------------
                                                                              1,151,404
                                                                           ------------
                               FOREST PRODUCTS AND PAPER: 0.2%
             670               Boise Cascade Corp.                               22,016
           2,270               Georgia-Pacific Corp.                             69,621
           3,430               International Paper Co.                          147,866
           1,370         @     Louisiana-Pacific Corp.                           24,496
             590               MeadWestvaco Corp.                                17,553
             350               Temple-Inland, Inc.                               21,935
           1,520               Weyerhaeuser Co.                                  97,280
                                                                           ------------
                                                                                400,767
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               GAS: 0.1%
           1,130               KeySpan Corp.                               $     41,584
             330               Peoples Energy Corp.                              13,873
           2,210               Sempra Energy                                     66,433
                                                                           ------------
                                                                                121,890
                                                                           ------------
                               HAND/MACHINE TOOLS: 0.0%
             550               Black & Decker Corp.                              27,126
             580               Snap-On, Inc.                                     18,699
             750               Stanley Works                                     28,403
                                                                           ------------
                                                                                 74,228
                                                                           ------------
                               HEALTHCARE -- PRODUCTS: 1.2%
             380               Bausch & Lomb, Inc.                               19,722
           4,010               Baxter Intl., Inc.                               122,385
           1,650               Becton Dickinson & Co.                            67,881
           1,620               Biomet, Inc.                                      58,984
           7,500         @     Boston Scientific Corp.                          275,700
             340               CR Bard, Inc.                                     27,625
           3,550               Guidant Corp.                                    213,710
          20,920               Johnson & Johnson                              1,080,727
           8,780               Medtronic, Inc.                                  426,796
           1,210         @     St. Jude Medical, Inc.                            74,234
           1,310               Stryker Corp.                                    111,363
           1,520         @     Zimmer Holdings, Inc.                            107,008
                                                                           ------------
                                                                              2,586,135
                                                                           ------------
                               HEALTHCARE -- SERVICES: 0.4%
           1,040               Aetna, Inc.                                       70,283
           1,220         @     Anthem, Inc.                                      91,500
             680               Health Management Associates, Inc.                16,320
           2,000         @     Humana, Inc.                                      45,700
             600               Manor Care, Inc.                                  20,742
             290               Quest Diagnostics                                 21,202
           7,190               UnitedHealth Group, Inc.                         418,315
           1,670         @     WellPoint Health Networks                        161,973
                                                                           ------------
                                                                                846,035
                                                                           ------------
                               HOME BUILDERS: 0.0%
             380               Centex Corp.                                      40,907
             310               KB Home                                           22,481
             150               Pulte Homes, Inc.                                 14,043
                                                                           ------------
                                                                                 77,431
                                                                           ------------
                               HOME FURNISHINGS: 0.0%
           1,260               Leggett & Platt, Inc.                             27,254
             490               Whirlpool Corp.                                   35,598
                                                                           ------------
                                                                                 62,852
                                                                           ------------
                               HOUSEHOLD PRODUCTS/WARES: 0.1%
           1,530               Clorox Co.                                        74,297
           1,310               Fortune Brands, Inc.                              93,651
             440               Tupperware Corp.                                   7,630
                                                                           ------------
                                                                                175,578
                                                                           ------------
                               INSURANCE: 1.4%
           1,900         @@    ACE Ltd                                           78,698
           3,570               Aflac, Inc.                                      129,163
           4,630               Allstate Corp.                                   199,182
             770               Ambac Financial Group, Inc.                       53,430
          17,420               American Intl. Group                           1,154,597
             830               AON Corp.                                         19,870
           1,220               Chubb Corp.                                       83,082
           1,620               Cigna Corp.                                       93,150
             450               Cincinnati Financial Corp.                        18,846
           1,950               Hartford Financial Services Group, Inc.          115,109
             950               Jefferson-Pilot Corp.                             48,118

       Shares                                                                 Value
---------------------------------------------------------------------------------------
           2,000               John Hancock Financial Services, Inc.       $     75,000
           1,160               Lincoln National Corp.                            46,829
           1,420               Marsh & McLennan Cos., Inc.                       68,004
           1,040               MBIA, Inc.                                        61,599
           5,110               Metlife, Inc.                                    172,054
             280               MGIC Investment Corp.                             15,943
           2,200               Principal Financial Group                         72,754
           1,910               Progressive Corp.                                159,657
           3,700               Prudential Financial, Inc.                       154,549
             900               Safeco Corp.                                      35,037
           1,560               St. Paul Cos.                                     61,854
             740               Torchmark Corp.                                   33,700
           6,600               Travelers Property Casualty Corp.                112,002
             920         @@    XL Capital Ltd                                    71,346
                                                                           ------------
                                                                              3,133,573
                                                                           ------------
                               INTERNET: 0.3%
           4,580         @     eBay, Inc.                                       295,821
             600         @     Monster Worldwide, Inc.                           13,176
           2,730         @     Symantec Corp.                                    94,595
           4,210         @     Yahoo!, Inc.                                     190,166
                                                                           ------------
                                                                                593,758
                                                                           ------------
                               IRON/STEEL: 0.0%
             520               Nucor Corp.                                       29,120
                                                                           ------------
                                                                                 29,120
                                                                           ------------
                               LEISURE TIME: 0.1%
             670               Brunswick Corp.                                   21,326
           1,680               Carnival Corp.                                    66,746
           1,990               Harley-Davidson, Inc.                             94,585
             990               Sabre Holdings Corp.                              21,374
                                                                           ------------
                                                                                204,031
                                                                           ------------
                               LODGING: 0.1%
             700               Harrah's Entertainment, Inc.                      34,839
           2,450               Hilton Hotels Corp.                               41,969
             640               Marriott Intl., Inc.                              29,568
           1,380               Starwood Hotels & Resorts Worldwide, Inc.         49,638
                                                                           ------------
                                                                                156,014
                                                                           ------------
                               MACHINERY -- CONSTRUCTION AND MINING: 0.1%
           2,310               Caterpillar, Inc.                                191,776
                                                                           ------------
                                                                                191,776
                                                                           ------------
                               MACHINERY -- DIVERSIFIED: 0.1%
           2,720               Deere & Co.                                      176,936
           1,400               Dover Corp.                                       55,650
           1,540               Rockwell Automation, Inc.                         54,824
                                                                           ------------
                                                                                287,410
                                                                           ------------
                               MEDIA: 1.1%
          15,850         @     Comcast Corp.                                    520,990
             570               Dow Jones & Co., Inc.                             28,415
           1,840               Gannett Co., Inc.                                164,054
             550               Knight-Ridder, Inc.                               42,554
           1,750               McGraw-Hill Cos., Inc.                           122,360
             270               Meredith Corp.                                    13,179
           1,040               New York Times Co.                                49,702
          30,190         @     Time Warner, Inc.                                543,117
           2,200               Tribune Co.                                      113,520
          12,370               Viacom, Inc.                                     548,980
          13,830               Walt Disney Co.                                  322,654
                                                                           ------------
                                                                              2,469,525
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               MINING: 0.2%
           5,880               Alcoa, Inc.                                 $    223,440
           1,090               Freeport-McMoRan Copper & Gold, Inc.              45,922
           3,040               Newmont Mining Corp.                             147,774
             620         @     Phelps Dodge Corp.                                47,176
                                                                           ------------
                                                                                464,312
                                                                           ------------
                               MISCELLANEOUS MANUFACTURING: 1.9%
           9,370               3M Co.                                           796,731
             590               Cooper Industries Ltd.                            34,179
             450               Crane Co.                                         13,833
           1,370               Danaher Corp.                                    125,698
           1,960               Eastman Kodak Co.                                 50,313
             490               Eaton Corp.                                       52,910
          71,720               General Electric Co.                           2,221,886
           5,810               Honeywell Intl., Inc.                            194,228
           2,120               Illinois Tool Works, Inc.                        177,889
           1,130         @@    Ingersoll-Rand Co.                                76,704
             580               ITT Industries, Inc.                              43,042
             780               Pall Corp.                                        20,927
             860               Textron, Inc.                                     49,072
          14,220         @@    Tyco Intl. Ltd.                                  376,830
                                                                           ------------
                                                                              4,234,242
                                                                           ------------
                               OFFICE/BUSINESS EQUIPMENT: 0.1%
           1,540               Pitney Bowes, Inc.                                62,555
           4,980         @     Xerox Corp.                                       68,724
                                                                           ------------
                                                                                131,279
                                                                           ------------
                               OIL AND GAS: 1.8%
             670               Amerada Hess Corp.                                35,624
           1,670               Anadarko Petroleum Corp.                          85,187
             460               Apache Corp.                                      37,306
           1,360               Burlington Resources, Inc.                        75,317
          10,040               ChevronTexaco Corp.                              867,355
           6,550               ConocoPhillips                                   429,484
           2,750               Devon Energy Corp.                               157,465
             740               EOG Resources, Inc.                               34,166
          47,020               Exxon Mobil Corp.                              1,927,819
             310               Kerr-McGee Corp.                                  14,412
           2,160               Marathon Oil Corp.                                71,474
           1,030        @,@@   Nabors Industries Ltd.                            42,745
             920         @     Noble Corp.                                       32,918
           4,290               Occidental Petroleum Corp.                       181,210
             940               Sunoco, Inc.                                      48,081
             840         @     Transocean, Inc.                                  20,168
           1,730               Unocal Corp.                                      63,716
                                                                           ------------
                                                                              4,124,447
                                                                           ------------
                               OIL AND GAS SERVICES: 0.0%
             450         @     BJ Services Co.                                   16,155
           1,190               Halliburton Co.                                   30,940
                                                                           ------------
                                                                                 47,095
                                                                           ------------
                               PACKAGING AND CONTAINERS: 0.1%
             360               Ball Corp.                                        21,445
             430               Bemis Co.                                         21,500
           1,220         @     Pactiv Corp.                                      29,158
           1,110         @     Sealed Air Corp.                                  60,096
                                                                           ------------
                                                                                132,199
                                                                           ------------
                               PHARMACEUTICALS: 2.0%
          11,040               Abbott Laboratories                              514,464
             910               Allergan, Inc.                                    69,897
           5,190               Bristol-Myers Squibb Co.                         148,434
           8,070               Eli Lilly & Co.                                  567,563
             540         @     Express Scripts, Inc.                             35,872
             960         @     Forest Laboratories, Inc.                         59,328

       Shares                                                                 Value
---------------------------------------------------------------------------------------
           1,440         @     King Pharmaceuticals, Inc.                  $     21,974
           1,770         @     Medco Health Solutions, Inc.                      60,162
          15,630               Merck & Co., Inc.                                722,106
          55,140               Pfizer, Inc.                                   1,948,097
             750         @     Watson Pharmaceuticals, Inc.                      34,500
           8,880               Wyeth                                            376,956
                                                                           ------------
                                                                              4,559,353
                                                                           ------------
                               PIPELINES: 0.0%
             840               Kinder Morgan, Inc.                               49,644
           4,600               Williams Cos., Inc.                               45,172
                                                                           ------------
                                                                                 94,816
                                                                           ------------
                               REAL ESTATE: 0.1%
           2,850               Equity Office Properties Trust                    81,653
           1,800               Equity Residential                                53,118
           1,280               Simon Property Group, Inc.                        59,315
                                                                           ------------
                                                                                194,086
                                                                           ------------
                               RETAIL: 2.5%
           1,900         @     Autonation, Inc.                                  34,903
           2,640         @     Bed Bath & Beyond, Inc.                          114,444
           3,610               Best Buy Co., Inc.                               188,586
             980         @     Big Lots, Inc.                                    13,926
           1,170               Circuit City Stores, Inc.                         11,852
           4,230         @     Costco Wholesale Corp.                           157,271
           2,550               CVS Corp.                                         92,106
           1,010               Darden Restaurants, Inc.                          21,250
           3,110               Dollar General Corp.                              65,279
           1,170               Family Dollar Stores                              41,980
           2,160               Federated Department Stores                      101,801
          10,230               Gap, Inc.                                        237,438
          27,950               Home Depot, Inc.                                 991,946
             780               JC Penney Co., Inc.                               20,498
           4,620               Limited Brands                                    83,299
           5,280               Lowe's Cos., Inc.                                292,459
           1,850               May Department Stores Co.                         53,780
          15,400               McDonald's Corp.                                 382,382
             980               Nordstrom, Inc.                                   33,614
           2,080         @     Office Depot, Inc.                                34,757
           1,950               RadioShack Corp.                                  59,826
           1,730               Sears Roebuck And Co.                             78,698
           5,630         @     Staples, Inc.                                    153,699
           4,580         @     Starbucks Corp.                                  151,415
             920               Tiffany & Co.                                     41,584
           1,340               TJX Cos., Inc.                                    29,547
           1,220         @     Toys R US, Inc.                                   15,421
          30,940               Wal-Mart Stores, Inc.                          1,641,366
           6,990               Walgreen Co.                                     254,296
           1,170               Wendy's Intl., Inc.                               45,911
           2,630         @     Yum! Brands, Inc.                                 90,472
                                                                           ------------
                                                                              5,535,806
                                                                           ------------
                               SAVINGS AND LOANS: 0.2%
           1,020               Golden West Financial Corp.                      105,254
           6,640               Washington Mutual, Inc.                          266,397
                                                                           ------------
                                                                                371,651
                                                                           ------------
                               SEMICONDUCTORS: 1.6%
           4,460         @     Altera Corp.                                     101,242
           2,400         @     Analog Devices, Inc.                             109,560
          16,060         @     Applied Materials, Inc.                          360,547
           2,250         @     Applied Micro Circuits Corp.                      13,455
             790         @     Broadcom Corp.                                    26,931
          62,760               Intel Corp.                                    2,020,871
           2,080               Linear Technology Corp.                           87,506

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 2  PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               SEMICONDUCTORS (CONTINUED)
           2,290         @     LSI Logic Corp.                             $     20,312
           4,020               Maxim Integrated Products                        200,196
           1,170         @     National Semiconductor Corp.                      46,110
             990         @     Novellus Systems, Inc.                            41,630
             380         @     Nvidia Corp.                                       8,835
             630         @     Qlogic Corp.                                      32,508
           1,150         @     Teradyne, Inc.                                    29,268
          12,370               Texas Instruments, Inc.                          363,430
           2,190         @     Xilinx, Inc.                                      84,841
                                                                           ------------
                                                                              3,547,242
                                                                           ------------
                               SOFTWARE: 1.8%
           2,030               Adobe Systems, Inc.                               79,779
           1,390               Autodesk, Inc.                                    34,166
           3,930               Automatic Data Processing                        155,667
           1,550         @     BMC Software, Inc.                                28,908
           2,000         @     Citrix Systems, Inc.                              42,420
           5,290               Computer Associates Intl., Inc.                  144,629
           2,290         @     Compuware Corp.                                   13,832
           1,840         @     Electronic Arts, Inc.                             87,915
           4,950               First Data Corp.                                 203,396
           1,350         @     Fiserv, Inc.                                      53,339
           2,870               IMS Health, Inc.                                  71,348
           1,420         @     Intuit, Inc.                                      75,132
             560         @     Mercury Interactive Corp.                         27,238
          77,510               Microsoft Corp.                                2,134,624
           2,250         @     Novell, Inc.                                      23,670
          37,030         @     Oracle Corp.                                     488,796
           2,560         @     Peoplesoft, Inc.                                  58,368
           5,900         @     Siebel Systems, Inc.                              81,833
           4,930         @     Veritas Software Corp.                           183,199
                                                                           ------------
                                                                              3,988,259
                                                                           ------------
                               TELECOMMUNICATIONS: 2.1%
           2,070               Alltel Corp.                                      96,421
           5,440               AT&T Corp.                                       110,432
           7,380         @     AT&T Wireless Services, Inc.                      58,966
           4,830         @     Avaya, Inc.                                       62,500
          17,640               Bellsouth Corp.                                  499,212
           1,060               CenturyTel, Inc.                                  34,577
           3,230         @     Ciena Corp.                                       21,447
          49,610         @     Cisco Systems, Inc.                            1,205,028
           1,610         @     Citizens Communications Co.                       19,996
           1,970         @     Comverse Technology, Inc.                         34,652
           8,890         @     Corning, Inc.                                     92,723
          15,360               Motorola, Inc.                                   216,115
          12,500         @     Nextel Communications, Inc.                      350,750
           5,640               Qualcomm, Inc.                                   304,165
          23,560               SBC Communications, Inc.                         614,209
           1,660               Scientific-Atlanta, Inc.                          45,318
           6,110               Sprint Corp.-FON Group                           100,326
           2,550         @     Tellabs, Inc.                                     21,497
          19,500               Verizon Communications, Inc.                     684,060
                                                                           ------------
                                                                              4,572,394
                                                                           ------------
                               TEXTILES: 0.0%
             440               Cintas Corp.                                      22,057
                                                                           ------------
                                                                                 22,057
                                                                           ------------
                               TOYS/GAMES/HOBBIES: 0.1%
           1,730               Hasbro, Inc.                                      36,814
           4,190               Mattel, Inc.                                      80,742
                                                                           ------------
                                                                                117,556
                                                                           ------------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               TRANSPORTATION: 0.4%
           2,550               Burlington Northern Santa Fe Corp.          $     82,493
             550               CSX Corp.                                         19,767
           2,000               FedEx Corp.                                      135,000
           2,600               Norfolk Southern Corp.                            61,490
             420               Ryder System, Inc.                                14,343
             680               Union Pacific Corp.                               47,246
           8,030               United Parcel Service, Inc.                      598,636
                                                                           ------------
                                                                                958,975
                                                                           ------------
                               Total Common Stock
                                 (Cost $70,140,470)                          72,759,844
                                                                           ------------
   Principal
     Amount                                                                 Value
---------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.9%
                        FEDERAL HOME LOAN MORTGAGE CORPORATION --
                         PRINCIPAL STRIP: 20.1%
    $ 55,000,000        4.250%, due 03/15/09                               $ 44,919,050
                                                                           ------------
                                                                             44,919,050
                                                                           ------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                         PRINCIPAL STRIP: 20.8%
      56,000,000        3.810%, due 12/15/08                                 46,519,200
                                                                           ------------
                                                                             46,519,200
                                                                           ------------
                        Total U.S. Government Agency Obligations
                          (Cost $92,547,242)                                 91,438,250
                                                                           ------------
U.S. TREASURY OBLIGATIONS: 25.6%
                        U.S. TREASURY STRIP COUPON: 25.6%
      52,000,000        3.310%, due 11/15/08                                 44,377,424
      15,000,000        3.440%, due 02/15/09                                 12,614,595
                                                                           ------------
                        Total U.S. Treasury Obligations
                          (Cost $57,042,658)                                 56,992,019
                                                                           ------------
                        Long-Term Investments
                          (Cost $219,730,370)                               221,190,113
                                                                           ------------
SHORT-TERM INVESTMENTS: 0.9%
                        REPURCHASE AGREEMENT: 0.9%
       1,897,000        Morgan Stanley Repurchase Agreement dated
                        12/31/03, 0.970%, due 01/02/04, $1,897,102 to be
                        received upon repurchase (Collateralized by
                        $1,840,000 Federal National Mortgage Association,
                        4.250%, Market Value $1,954,259 due 07/15/07)
                                                                              1,897,000
                                                                           ------------
                        Total Short-term Investments
                         (Cost $1,897,000)                                    1,897,000
                                                                           ------------

                        TOTAL INVESTMENTS IN SECURITIES           100.0%  $223,087,113
                         (COST $221,627,370)*
                        OTHER ASSETS AND LIABILITIES-NET           (0.0)       (84,583)
                                                                  ------  ------------
                        NET ASSETS                                100.0%  $223,002,530
                                                                  ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $221,627,284. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 2,739,366
                        Gross Unrealized Depreciation                                (1,279,537)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 1,459,829
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
GET
U.S. CORE
PORTFOLIO
SERIES 3        PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

      Principal
       Amount                                                                    Value
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER: 43.8%
     $  200,000                BP Capital Markets PLC, 1.100% due 03/02/04    $   199,656
        420,000                Ciesco LP, 1.100% due 02/06/04                     419,534
        300,000                Crown Point Capital, 1.110% due 02/10/04           299,621
        170,000                General Electric Capital Corp., 1.100% due
                                03/15/04                                          169,643
        300,000                General Electric Capital Corp., 1.110% due
                                03/08/04                                          299,391
        100,000                HBOS Treasury Services PLC, 1.120% due
                                03/16/04                                           99,787
        350,000                HBOS Treasury Services PLC, 1.120% due
                                03/08/04                                          349,335
        415,000                Jupiter Securitization Corp., 1.110% due
                                01/28/04                                          414,648
        100,000                Lloyds Bank, 1.120% due 03/09/04                    99,807
        300,000                Old Line Funding Corp., 1.100% due 02/13/04        299,604
        200,000                Royal Bank of Scotland PLC, 1.120% due
                                03/15/04                                          199,580
        415,000                St. Germain Holdings Ltd., 1.140% due
                                02/23/04                                          414,291
        420,000                Thunder Bay Funding, 1.110% due 02/11/04           419,466
        300,000                Toronto Dominion Holding, 1.100% due 02/11/04      299,622
        300,000                UBS, 1.070%, due 02/25/04                          299,468
        419,000                Yorktown Capital LLC, 1.170% due 01/16/04          418,786
                                                                              -----------
                               Total Commercial Paper
                                  (Cost $4,702,226)                             4,702,239
                                                                              -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.4%
                        FEDERAL HOME LOAN BANK: 15.6%
      1,200,000         1.070%, due 03/12/04                                    1,197,784
        475,000         1.070%, due 03/10/04                                      474,198
                                                                              -----------
                                                                                1,671,932
                                                                              -----------
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.6%
        500,000         1.130%, due 03/04/04                                      499,165
        100,000         1.140%, due 03/05/04                                       99,830
                                                                              -----------
                                                                                  598,995
                                                                              -----------

      Principal
       Amount                                                                    Value
-----------------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 21.2%
     $  680,000         1.070%, due 03/15/04                                  $   678,662
      1,000,000         1.070%, due 03/10/04                                      998,168
        605,000         1.070%, due 03/17/04                                      603,777
                                                                              -----------
                                                                                2,280,607
                                                                              -----------
                        Total U.S. Government Agency Obligations
                          (Cost $4,550,308)                                     4,551,534
                                                                              -----------
U.S. TREASURY OBLIGATIONS: 1.9%
        200,000         U.S. Treasury Bill, 0.890% due 03/11/04                   199,686
                                                                              -----------
                        Total U.S. Treasury Obligations
                          (Cost $199,660)                                         199,686
                                                                              -----------
                        Total Short-term Investments at Value
                         (Cost $9,452,194)                                      9,453,459
                                                                              -----------
REPURCHASE AGREEMENT: 11.9%
      1,276,000         Morgan Stanley Repurchase Agreement dated 12/31/03,
                        0.970% due 01/02/04, $1,276,069 to be received upon
                        repurchase (Collateralized by $1,320,000 Federal
                        National Mortgage Association, 0.000%, Market Value
                        $1,303,104, due 12/10/04)                               1,276,000
                                                                              -----------
                        Total Repurchase Agreement
                          (Cost $1,276,000)                                     1,276,000
                                                                              -----------

            TOTAL INVESTMENTS IN SECURITIES
             (COST $10,728,194)*                         100.0%  $10,729,459
            OTHER ASSETS AND LIABILITIES                    0.0          431
                                                         ------  -----------
            NET ASSETS                                   100.0%  $10,729,890
                                                         ======  ===========

 * Cost of federal income tax purposes is the same for financial statement purposes. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                     $1,410
                        Gross Unrealized Depreciation                                       (145)
                                                                                          ------
                        Net Unrealized Appreciation                                       $1,265
                                                                                          ======

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2001 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present); and
Born: 1934                                                           Trustee of each of the funds managed by
                                                                     Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          February 2002 -   President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                       Present           Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          February 2002 -   President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                       Present           Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                  Trustee          February 2001 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2001 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001).

David W.C. Putnam(3)              Trustee          February 2001 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934

J. Michael Earley(3)              116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          116                      --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936

Jock Patton(2)                    116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present).
David W.C. Putnam(3)              116        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                Trustee          February 2001 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

Roger B. Vincent(3)               Trustee          February 2002 -   President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                       Present           - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2001 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Trustee, First Choice Funds (1997
                                                                     - 2001); and of each of the funds
                                                                     managed by ING Investment Management Co.
                                                                     LLC (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2001 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Blaine E. Rieke(3)                116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

Roger B. Vincent(3)               116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            170        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2001 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 116        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                 Corporation (March 2000 -
Scottsdale, AZ 85258                         Present); Shopko Stores, Inc.
Born: 1939                                   (August 1999 - Present); and
                                             M.A. Mortenson Company (March
                                             2002 - Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President, Chief         March 2001 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               and Chief Operating                           Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Officer                                       Investments, LLC, Lexington Funds
                                                                                 Distributor, Inc., Express America T.C.
                                                                                 Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Stanley D. Vyner                   Executive Vice           October 2000 -       Executive Vice President of ING
7337 E. Doubletree Ranch Rd.       President                Present              Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                             (July 2000 to present) and Chief
Born: 1950                                                                       Investment Officer of the International
                                                                                 Portfolios, ING Investments, LLC (July
                                                                                 1996 to present). Formerly, President
                                                                                 and Chief Executive Officer of ING
                                                                                 Investments, LLC (August 1996 to August
                                                                                 2002).

Michael J. Roland                  Executive Vice           February 2002 -      Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and            Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Assistant Secretary                           Funds Services, LLC, ING Funds
Born: 1958                         Principal Financial      October 2000 -       Distributor, LLC, ING Advisors, Inc.,
                                   Officer                  Present              ING Investments, LLC (December 2001 to
                                   Senior Vice              March 2001 -         present), Lexington Funds Distributor,
                                   President                February 2002        Inc., Express America T.C. Inc. and EAMC
                                                                                 Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              October 2000 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258               Assistant Secretary                           ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Kimberly A. Anderson               Senior Vice              November 2003 -      Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       President                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258               Vice President           February 2001 -      Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                  November 2003        ING Investments, LLC (since October
                                                                                 2001) and Lexington Funds Distributor,
                                   Secretary                February 2001 -      Inc. (since December 2001). Formerly,
                                                            August 2003          Vice President for ING Quantitative
                                                                                 Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Robyn L. Ichilov                   Vice President           October 2000 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                             Investments, LLC (since August 1997);
Born: 1967                         Treasurer                March 2001 -         Accounting Manager, ING Investments, LLC
                                                            Present              (since November 1995).

J. David Greenwald                 Vice President           August 2003 -        Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                Present              of ING Funds Services, LLC (May 2003 -
Scottsdale, AZ 85258                                                             Present). Formerly Assistant Treasurer
Born: 1957                                                                       and Director of Mutual Fund Compliance
                                                                                 and Operations of American Skandia, A
                                                                                 Prudential Financial Company (October
                                                                                 1996 - May 2003).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Lauren D. Bensinger                Vice President           February 2003 -      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                             (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Vice President           August 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258               Assistant Vice           August 2001 -        Services, LLC (September 2002 to
Born: 1967                         President                August 2003          present). Formerly, Director of
                                                                                 Financial Reporting of ING Investments,
                                                                                 LLC ( March 2001 to September 2002),
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

Huey P. Falgout, Jr.               Secretary                August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (November 2002 - Present). Formerly,
Scottsdale, AZ 85258                                                             Associate General Counsel of AIG
Born: 1963                                                                       American General (January 1999 -
                                                                                 November 2002) and Associate General
                                                                                 Counsel of Van Kampen, Inc. (April 1992
                                                                                 - January 1999).

Susan P. Kinens                    Assistant Vice           February 2003 -      Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice           August 2001 -        Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Theresa Kelety                     Assistant Secretary      August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                             Associate with Shearman & Sterling
Born: 1963                                                                       (February 2000 - April 2003) and
                                                                                 Associate with Sutherland Asbill &
                                                                                 Brennan (1996 - February 2000).

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 219368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, FL 32746

      LEGAL COUNSEL

      Dechert LLP
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolio's website at www.ingfunds.com and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                     GETUSAR1203-021804

ANNUAL REPORT


(PHOTO OF COMPASS)

December 31, 2003



ING GET FUND

Series D
Series E
Series G
Series H
Series I
Series J
Series K
Series L
Series M
Series N
Series P
Series Q
Series R
Series S
Series T
Series U
Series V


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................    1
Market Perspective.....................................    2
Portfolio Managers' Reports............................    4
Investment Strategy and Principal Risks................   23
Index Descriptions.....................................   26
Independent Auditor's Report...........................   27
Statements of Assets and Liabilities...................   28
Statements of Operations...............................   31
Statements of Changes in Net Assets....................   34
Financial Highlights...................................   43
Notes to Financial Statements..........................   60
Portfolios of Investments..............................   70
Tax Information........................................  155
Trustee and Officer Information........................  156

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF JAMES M. HENNESSY]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Series affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium-term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency

                       MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

ING GET FUND -- SERIES D THROUGH V                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM:

ASSET ALLOCATION: Mary Ann Fernandez, CFA, Senior Vice President, Aeltus Investment Management, Inc. (ING Aeltus), serves as strategist for the ING GET Fund, Series D, E, G, H, I, J, K, L, M, N, P, Q, R, S, T, U and V (each a "Series"; collectively the "GET Series") and is responsible for overseeing overall Series strategy and the allocation of Series assets between the Equity and Fixed Components. Ms. Fernandez joined ING Aeltus in 1996 as Vice President of product development.

EQUITY COMPONENT: Hugh T.M. Whelan, CFA, Senior Portfolio Manager, ING Aeltus, co-manages the Equity Component. Mr. Whelan joined ING Aeltus in 1999 and has served as a quantitative equity analyst.

Douglas K. Cote, Portfolio Manager, ING Aeltus, co-manages the Equity Component. Mr. Cote joined ING Aeltus in 1996 and has served as a quantitative equity analyst.

FIXED COMPONENT: A team of investment professionals led by James B. Kauffmann, ING Investment Management, LLC (IIM). Mr. Kauffmann joined IIM in 1996 and has over 16 years of investment experience.

INVESTMENT OBJECTIVE:

GET FUND, SERIES D-T: seeks to achieve a maximum total return (Targeted Return) without compromising a minimum targeted return by participating in favorable equity market performance during the Guarantee Period.

GET FUND, SERIES U-V: seeks to achieve maximum total return and minimal exposure of the Series' assets to a market value loss by participating, to the extent possible, in favorable equity market performance during the Guarantee Period.

PERFORMANCE: Listed below are the Series' total returns, excluding any sales charges, for each ING GET Fund Series and their benchmark indices for the year ended December 31, 2003.

Series D                                                1.59%
Series E                                                2.81%
Series G                                                2.26%
Series H                                                3.16%
Series I                                                3.14%
Series J                                                2.66%
Series K                                                2.37%
Series L                                                3.47%
Series M                                                3.85%
Series N                                                4.30%
Series P                                                3.91%
Series Q                                                5.18%
Series R                                                6.05%
Series S                                                5.86%
Series T                                                5.88%
Series U(1)                                             7.29%
Series V(2)                                            -1.50%
S&P 500 Index                                          28.71%
Lehman Brothers Aggregate Bond Index                    4.10%

------------------
(1) Total return calculation is from the first day of Guarantee Period
    (3/13/03).

(2) Total return calculation is from the first day of Guarantee Period
    (6/13/03).

PORTFOLIO SPECIFICS: The Series' performance is driven by three factors: the asset allocation process, the underlying fixed income portfolio, which is invested primarily in U.S. Treasury and agency securities, and the underlying equity portfolio, which is invested in ING Aeltus' quantitative enhanced S&P 500 Index strategy.

The asset allocation process is designed to participate in upwardly moving equity markets, while limiting losses in a declining market environment. The factors used to determine the allocation between stock and bonds include: market volatility, the current level of interest rates, time left to the maturity of the Series, and the current value of the Series' assets relative to the underlying guarantee amount. In general, a Series buys equities (and sells bonds) as the equity market is rising, and sells equity securities (and buys fixed income securities) as the equity market is declining. Asset allocation moves into and out of equity and fixed income securities can impact performance, especially in rapidly moving markets or very volatile markets since reallocations generate transaction costs, such as brokerage commissions. Because stocks outperformed bonds over the period, the Series' underperformance relative to the S&P 500 Index was due to our large allocation to fixed income.

The Series' fixed component underperformed the Lehman Brothers Aggregate Bond Index because we typically buy high quality Treasuries and agencies, which underperformed more risky securities, such as commercial mortgage-backed securities, credit issues, mortgage-backed securities, and asset-backed securities over the period.

The Series' equity component underperformed the S&P 500 Index primarily because stocks that we held in the information technology, consumer, financial and industrials sectors had disappointing performance. In addition, the performance of some of the economic sectors we decided to focus on was unsatisfactory.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors, including accelerating Gross Domestic Product growth, low inflation, low interest rates, and a

PORTFOLIO MANAGERS' REPORT                    ING GET FUND -- SERIES D THROUGH V
--------------------------------------------------------------------------------

strengthening industrial production. While consumer spending had remained fairly strong, primarily because high loan refinancing rates had provided additional cash, business investment had been weak, and the improvement in the industrial sector was a positive for the stock market. Employment still remains the weak link in economic recovery; however, even employment is showing signs of recovery. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

ING GET FUND -- SERIES D                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES D          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
1/16/99                                                   10000                       10000                       10000
12/31/99                                                  10801                       11630                        9848
12/31/00                                                  10413                       10561                       10992
12/31/01                                                  16621                        9307                       11921
12/31/02                                                  10692                        7250                       13143
12/31/03                                                  10862                        9332                       13682

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       1/16/99
                                                              ------                       -------
ING GET Fund -- Series D                                       1.59%                         1.68%
S&P 500 Index                                                 28.71%                        -1.40%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         6.58%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series D against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 02/01/99.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES E
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES E          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
9/15/99                                                   10000                       10000                       10000
12/31/99                                                  10714                       11188                       10104
12/31/00                                                  10247                       10160                       11278
12/31/01                                                  10330                        8953                       12231
12/31/02                                                  10752                        6975                       13485
12/31/03                                                  11054                        8977                       14038

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       09/15/99
                                                              ------                       --------
ING GET Fund -- Series E                                       2.81%                         2.36%
S&P 500 Index                                                 28.71%                        -2.46%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         8.14%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series E against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 09/01/99.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES G                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES G          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
12/15/99                                                  10000                       10000                       10000
12/31/99                                                  10288                       10592                        9952
12/31/00                                                   9983                        9619                       11109
12/31/01                                                  10124                        8477                       12047
12/31/02                                                  10627                        6603                       13282
12/31/03                                                  10867                        8499                       13827

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       12/15/99
                                                              ------                       --------
ING GET Fund -- Series G                                       2.26%                         2.08%
S&P 500 Index                                                 28.71%                        -3.90%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         8.26%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series G against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/99.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES H
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES H          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
3/15/00                                                   10000                       10000                       10000
12/31/00                                                  10089                        9744                       11065
12/31/01                                                  10158                        8587                       12000
12/31/02                                                  10642                        6689                       13230
12/31/03                                                  10978                        8610                       13773

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       3/15/00
                                                              ------                       -------
ING GET Fund -- Series H                                       3.16%                         2.49%
S&P 500 Index                                                 28.71%                        -3.83%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         8.71%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series H against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 03/01/00.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES I                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES I          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
6/15/00                                                   10000                       10000                       10000
12/31/00                                                   9848                        9350                       10958
12/31/01                                                   9963                        8239                       11883
12/31/02                                                  10496                        6418                       13102
12/31/03                                                  10826                        8261                       13640

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       6/15/00
                                                              ------                       -------
ING GET Fund -- Series I                                       3.14%                         2.26%
S&P 500 Index                                                 28.71%                        -5.19%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         9.05%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series I against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/00.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES J
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES J          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
9/14/00                                                   10000                       10000                       10000
12/31/00                                                   9676                        8729                       10486
12/31/01                                                   9803                        7693                       11371
12/31/02                                                  10398                        5993                       12538
12/31/03                                                  10675                        7713                       13052

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       9/14/00
                                                              ------                       -------
ING GET Fund -- Series J                                       2.66%                         2.00%
S&P 500 Index                                                 28.71%                        -7.49%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         8.32%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series J against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 09/01/00.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES K                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES K          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
12/14/00                                                  10000                       10000                       10000
12/31/00                                                   9910                       10047                       10186
12/31/01                                                   9832                        8854                       11046
12/31/02                                                  10395                        6897                       12178
12/31/03                                                  10642                        8877                       12678

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       12/14/00
                                                              ------                       --------
ING GET Fund -- Series K                                       2.37%                         2.06%
S&P 500 Index                                                 28.71%                        -3.79%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         8.00%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series K against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/00.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES L
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES L          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
3/15/01                                                   10000                       10000                       10000
12/31/01                                                   9986                        9361                       10578
12/31/02                                                  10255                        7293                       11663
12/31/03                                                  10610                        9386                       12141

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       03/15/01
                                                              ------                       --------
ING GET Fund -- Series L                                       3.47%                         2.14%
S&P 500 Index                                                 28.71%                        -2.21%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         7.09%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series L against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 03/01/01.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES M                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES M          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
6/14/01                                                   10000                       10000                       10000
12/31/01                                                   9866                        9213                       10505
12/31/02                                                  10222                        7177                       11583
12/31/03                                                  10616                        9238                       12058

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       06/14/01
                                                              ------                       --------
ING GET Fund -- Series M                                       3.85%                         2.37%
S&P 500 Index                                                 28.71%                        -3.02%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         7.51%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series M against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/01.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES N
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES N          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
9/18/01                                                   10000                       10000                       10000
12/31/01                                                  10282                       11070                       10005
12/31/02                                                  10245                        8623                       11030
12/31/03                                                  10686                       11099                       11483

                                                                        TOTAL RETURNS FOR THE
                                                                   PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       09/18/01
                                                              ------                       --------
ING GET Fund -- Series N                                       4.30%                         2.94%
S&P 500 Index                                                 28.71%                         4.74%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         6.34%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series N against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 10/01/01.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES P                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES P          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
12/13/01                                                  10000                       10000                       10000
12/31/01                                                  10026                       10088                        9936
12/31/02                                                  10153                        7858                       10955
12/31/03                                                  10550                       10115                       11405

                                                                        TOTAL RETURNS FOR THE
                                                                   PERIODS ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       12/13/01
                                                              ------                       --------
ING GET Fund -- Series P                                       3.91%                         2.65%
S&P 500 Index                                                 28.71%                         0.55%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         6.51%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series P against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/01.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES Q
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES Q          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
3/15/02                                                   10000                       10000                       10000
12/31/02                                                  10211                        8061                       10832
12/31/03                                                  10740                       10375                       11277

                                                                        TOTAL RETURNS FOR THE
                                                                    PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       03/15/02
                                                              ------                       --------
ING GET Fund -- Series Q                                       5.18%                         4.05%
S&P 500 Index                                                 28.71%                         2.03%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         6.77%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series Q against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 03/01/02.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES R                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES R          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
6/14/02                                                   10000                       10000                       10000
12/31/02                                                  10217                        8331                       10715
12/31/03                                                  10835                       10723                       11154

                                                                        TOTAL RETURNS FOR THE
                                                                    PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       06/14/02
                                                              ------                       --------
ING GET Fund -- Series R                                       6.05%                         5.32%
S&P 500 Index                                                 28.71%                         4.51%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         7.14%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series R against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/02.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES S
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES S          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
9/12/02                                                   10000                       10000                       10000
12/31/02                                                  10115                        9665                       10322
12/31/03                                                  10707                       12441                       10746

                                                                        TOTAL RETURNS FOR THE
                                                                    PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       09/12/02
                                                              ------                       --------
ING GET Fund -- Series S                                       5.86%                         5.39%
S&P 500 Index                                                 28.71%                        17.80%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         5.54%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series S against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 09/01/02.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES T                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES T          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
12/12/02                                                  10000                       10000                       10000
12/31/02                                                  10101                        9414                       10207
12/31/03                                                  10695                       12117                       10625

                                                                        TOTAL RETURNS FOR THE
                                                                    PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------------------
                                                                                      SINCE INCEPTION OF
                                                                                       GUARANTEE PERIOD
                                                              1 YEAR                       12/12/02
                                                              ------                       --------
ING GET Fund -- Series T                                       5.88%                         6.60%
S&P 500 Index                                                 28.71%                        19.39%(1)
Lehman Brothers Aggregate Bond Index                           4.10%                         5.76%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series T against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/02.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

PORTFOLIO MANAGERS' REPORT                              ING GET FUND -- SERIES U
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES U          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
3/13/03                                                   10000                       10000                       10000
12/31/03                                                  10729                       13419                       10260

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         03/13/03
                                                                         --------
ING GET Fund -- Series U                                                   7.29%
S&P 500 Index                                                             34.19%(1)
Lehman Brothers Aggregate Bond Index                                       2.60%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series U against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 03/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

ING GET FUND -- SERIES V                              PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                 ING GET FUND - SERIES V          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 -----------------------          -------------           --------------------
6/13/03                                                   10000                       10000                       10000
12/31/03                                                   9850                       11661                        9997

                                                                  TOTAL RETURNS FOR THE
                                                              PERIOD ENDED DECEMBER 31, 2003
                                                              ------------------------------
                                                                    SINCE INCEPTION OF
                                                                     GUARANTEE PERIOD
                                                                         06/13/03
                                                                         --------
ING GET Fund -- Series V                                                  -1.50%
S&P 500 Index                                                             16.61%(1)
Lehman Brothers Aggregate Bond Index                                      -0.03%(1)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING GET Fund -- Series V against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Fund holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/03.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE FUND MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE FUND MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                See accompanying index descriptions on page 26.

INVESTMENT STRATEGY AND PRINCIPAL RISKS       ING GET FUND -- SERIES D THROUGH V
--------------------------------------------------------------------------------

WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Series do not implement an "investment strategy" in any conventional sense. Rather, the Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Guarantee. The Series allocates its assets among the following asset classes:

During the Guarantee Period, the Series' assets will be allocated between the:

      - EQUITY COMPONENT, consisting of common stocks included in the Standard and Poor's 500 Index (S&P 500) and futures contracts on the S&P 500; and the

      - FIXED COMPONENT, consisting primarily of short-to intermediate-duration U.S. Government securities.

The Series' asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company will be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the Series.

HOW DOES THE SERIES' ASSET ALLOCATION WORK?

Aeltus Investment Management, Inc. (ING Aeltus), the sub-adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series' total annual expenses, insurance company separate account expenses, and the Maturity Date. The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a "material decline" in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series will define a "material decline" in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. In the event the Series defines the "material decline" is defined at 20%, more assets will likely be allocated to the Equity Component than if the "material decline" is defined at 30%.

EQUITY COMPONENT: ING Aeltus manages the Equity Component by overweighting those stocks in the S&P 500 that it believes will outperform the S&P 500, and underweighting (or avoiding altogether) those stocks ING Aeltus believes will underperform the S&P 500. Stocks ING Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the Index. To determine which stocks to weight more or less heavily, ING Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, ING Aeltus generally includes in the Equity Component between 400 and 450 stocks included in the S&P
500. ING Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

The Board of Directors of the Series approved an addition to the investment strategy. Under that strategy, if the Equity Component's market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500, ING Aeltus may invest the entire amount of the Equity Component's assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500 futures and ETFs, subject to any limitation on the Series' investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ING Aeltus will not employ an enhanced index strategy when it invests in S&P 500 futures and ETFs.

FIXED COMPONENT: ING Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage backed securities (including

ING GET FUND -- SERIES D THROUGH V       INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------

commercial mortgage backed securities) which are rated AAA or Aaa at the time of purchase by Moody's Investors Service, Inc. (Moody's) or S&P, respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P and/or Aa3 or higher by Moody's. The Fixed Component may also include U.S. Treasury futures and money market instruments.

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK. If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series' assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Series' assets may become largely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the Series would not reallocate any assets into the Equity Component prior to the Maturity. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

ASSET ALLOCATION MAY UNDERPERFORM STATIC STRATEGIES. The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Series during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Series, may increase the Series' transaction costs.

OPPORTUNITY COSTS. There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series' assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee.

Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series assets. If the market value of the Equity Component rises, the percentage of the Series' assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series' assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and of the underlying contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a Contractholder or Participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

WORSE CASE SCENARIOS FOR THE SERIES' EQUITY PARTICIPATION. The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series' NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series' assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

ANNUITY CHARGES. Contractholders and Participants acquiring interests in the Series through separate accounts are not all subject to the same contract charges. The Series' asset allocation strategy seeks to optimize the exposure of the Series to the Equity Component while protecting Series assets. As such, Contractholders and Participants will incur different opportunity costs, as the Series' Equity Component allocation will be reduced so as to preserve the Series' assets at a level that may be higher than that needed to return to certain investors their initial separate account investment directed to the Series as of the Maturity Date, plus their (lower) contract charges.

STOCK AND BOND INVESTMENTS. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on ING Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market prices of STRIPS generally are more volatile than the market prices of other fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that

INVESTMENT STRATEGY AND PRINCIPAL RISKS       ING GET FUND -- SERIES D THROUGH V
--------------------------------------------------------------------------------

the issuer will default on the payment of principal or interest.

With mortgage backed securities, there is a risk of prepayment of the underlying mortgage. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series may have to reinvest the proceeds of prepayments at lower yields. In addition, with credit risk, the Series could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Series is subject to less credit risk than other funds because it principally invests in debt securities issued or guaranteed by the U.S. Government or its agencies.

DECLINING INTEREST RATES. A decline in prevailing U.S. interest rates could materially increase the opportunity costs. Any such decline would increase the present value of the Guarantee, potentially causing the Series to allocate all or substantially all of the Series' assets to the Fixed Component in order to assure that such assets do not fall below the Guarantee.

FUTURES CONTRACTS. The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

RISKS OF USING DERIVATIVES. Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series' share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series' realizing a lower return than expected on an investment.

EXCHANGED TRADED FUNDS. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed-rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,482 securities -- with values expressed in U.S. dollars.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
ING GET Fund

We have audited the accompanying statements of assets and liabilities of ING GET Fund -- Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series P, Series Q, Series R, Series S, Series T, Series U, and Series V, each a series of ING GET Fund, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                ING            ING            ING            ING            ING           ING
                                              GET FUND       GET FUND       GET FUND       GET FUND      GET FUND      GET FUND
                                             SERIES - D     SERIES - E     SERIES - G     SERIES - H    SERIES - I    SERIES - J
                                             ----------     ----------     ----------     ----------    ----------    ----------
ASSETS:
Investments in securities, at value*        $254,145,373   $343,844,654   $166,441,151   $125,946,024   $75,646,365   $60,437,355
Short-term investments, at amortized cost     31,038,000      1,620,000        860,000        697,000       271,000        87,000
Cash                                                  --            180            278            885           914           830
Receivable for dividends and interest          2,732,475         35,236          8,447         22,336         4,910        21,307
Prepaid expenses                                   6,970          7,805          4,594          2,824         1,651         1,370
                                            ------------   ------------   ------------   ------------   -----------   -----------
    Total assets                             287,922,818    345,507,875    167,314,470    126,669,069    75,924,840    60,547,862
                                            ------------   ------------   ------------   ------------   -----------   -----------
LIABILITIES:
Payable to affiliates                            164,646        193,924         94,530         71,124        56,567        48,252
Payable to custodian                               2,391             --             --             --            --            --
Payable for trustee fees                          12,578         12,374          6,404          4,460         2,500         2,332
Other accrued expenses and liabilities            69,407         71,784         54,895         51,216        46,790        47,643
                                            ------------   ------------   ------------   ------------   -----------   -----------
  Total liabilities                              249,022        278,082        155,829        126,800       105,857        98,227
                                            ------------   ------------   ------------   ------------   -----------   -----------
NET ASSETS                                  $287,673,796   $345,229,793   $167,158,641   $126,542,269   $75,818,983   $60,449,635
                                            ============   ============   ============   ============   ===========   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             $321,074,023   $360,278,168   $172,419,624   $127,591,550   $76,499,984   $61,852,842
Undistributed net investment income           10,531,490     14,822,981      6,913,177      5,230,179     2,819,670     2,356,141
Accumulated net realized loss on
  investments                                (46,635,470)   (41,544,778)   (17,716,186)   (11,780,859)   (7,055,960)   (6,536,419)
Net unrealized appreciation
  of investments                               2,703,753     11,673,422      5,542,026      5,501,399     3,555,289     2,777,071
                                            ------------   ------------   ------------   ------------   -----------   -----------
NET ASSETS                                  $287,673,796   $345,229,793   $167,158,641   $126,542,269   $75,818,983   $60,449,635
                                            ============   ============   ============   ============   ===========   ===========
------------------
* Cost of investments in securities         $251,441,620   $332,171,232   $160,899,125   $120,444,625   $72,091,076   $57,660,284
Net assets                                  $287,673,796   $345,229,793   $167,158,641   $126,542,269   $75,818,983   $60,449,635
Shares authorized                              unlimited      unlimited      unlimited      unlimited     unlimited     unlimited
Par value                                   $      0.001   $      0.001   $      0.001   $      0.001   $     0.001   $     0.001
Shares outstanding                            31,414,264     35,593,235     17,020,273     12,606,863     7,532,865     6,059,950
Net asset value and redemption price per
  share                                     $       9.16   $       9.70   $       9.82   $      10.04   $     10.07   $      9.98

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                 ING           ING           ING           ING            ING            ING
                                              GET FUND      GET FUND      GET FUND       GET FUND       GET FUND       GET FUND
                                             SERIES - K    SERIES - L    SERIES - M     SERIES - N     SERIES - P     SERIES - Q
                                             ----------    ----------    ----------     ----------     ----------     ----------
ASSETS:
Investments in securities, at value*         $72,171,325   $67,803,846   $94,104,523   $ 99,416,349   $166,712,966   $179,499,210
Short-term investments, at amortized cost        167,000       142,000       822,000        854,000      1,690,000        663,000
Cash                                                 403           541           507            299            222            659
Receivable for dividends and interest                916        56,473         9,608         24,484         24,963         50,354
Prepaid expenses                                   1,585         1,568         2,141          2,235          3,881          8,540
                                             -----------   -----------   -----------   ------------   ------------   ------------
  Total assets                                72,341,229    68,004,428    94,938,779    100,297,367    168,432,032    180,221,763
                                             -----------   -----------   -----------   ------------   ------------   ------------
LIABILITIES:
Payable to affiliates                             59,073        51,245        53,477         60,900        131,486        139,592
Payable for trustee fees                           3,262         2,292         3,882          3,815          6,867          6,388
Other accrued expenses and liabilities            47,448        47,781        46,856         48,745         53,183         51,104
                                             -----------   -----------   -----------   ------------   ------------   ------------
  Total liabilities                              109,783       101,318       104,215        113,460        191,536        197,084
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET ASSETS                                   $72,231,446   $67,903,110   $94,834,564   $100,183,907   $168,240,496   $180,024,679
                                             ===========   ===========   ===========   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $72,135,540   $67,852,058   $94,091,092   $ 97,479,161   $162,628,282   $168,913,069
Undistributed net investment income            2,322,295     2,404,167     3,722,129      3,106,879      5,405,294      5,803,437
Accumulated net realized loss on
  investments                                 (5,157,678)   (5,627,289)   (8,970,365)    (5,587,673)    (8,475,830)    (7,079,682)
Net unrealized appreciation of investments     2,931,289     3,274,174     5,991,708      5,185,540      8,682,750     12,387,855
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET ASSETS                                   $72,231,446   $67,903,110   $94,834,564   $100,183,907   $168,240,496   $180,024,679
                                             ===========   ===========   ===========   ============   ============   ============
------------------
* Cost of investments in securities          $69,240,036   $64,529,672   $88,112,815   $ 94,230,809   $158,030,216   $167,111,355
Net assets                                   $72,231,446   $67,903,110   $94,834,564   $100,183,907   $168,240,496   $180,024,679
Shares authorized                              unlimited     unlimited     unlimited      unlimited      unlimited      unlimited
Par value                                    $     0.001   $     0.001   $     0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                             7,098,580     6,718,256     9,319,959      9,742,634     16,317,558     17,040,799
Net asset value and redemption price per
  share                                      $     10.18   $     10.11   $     10.18   $      10.28   $      10.31   $      10.56

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                            ING            ING            ING            ING             ING
                                                          GET FUND       GET FUND       GET FUND       GET FUND       GET FUND
                                                         SERIES - R     SERIES - S     SERIES - T     SERIES - U    SERIES - V(1)
                                                         ----------     ----------     ----------     ----------    -------------
ASSETS:
Investments in securities, at value*                    $172,317,421   $249,301,142   $193,648,773   $198,206,176   $399,066,322
Short-term investments, at amortized cost                    878,000      1,180,000      1,452,000        817,000      2,300,000
Cash                                                             888            744            652            707            918
Receivable for dividends and interest                         63,487         66,498         63,379        275,402         91,422
Prepaid expenses                                               8,105         12,272         20,694          7,757         15,864
Reimbursement due from manager                                    --             --             --             --            223
                                                        ------------   ------------   ------------   ------------   ------------
  Total assets                                           173,267,901    250,560,656    195,185,498    199,307,042    401,474,749
                                                        ------------   ------------   ------------   ------------   ------------
LIABILITIES:
Payable to affiliates                                        133,152        194,558        150,536        153,905        314,226
Payable for trustee fees                                       5,053          5,378          4,213          3,924          3,646
Other accrued expenses and liabilities                        73,912         68,321         67,023         49,800         71,990
                                                        ------------   ------------   ------------   ------------   ------------
  Total liabilities                                          212,117        268,257        221,772        207,629        389,862
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSETS                                              $173,055,784   $250,292,399   $194,963,726   $199,099,413   $401,084,887
                                                        ============   ============   ============   ============   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                         $159,689,333   $232,099,303   $178,612,313   $179,453,889   $408,918,696
Undistributed net investment income                        5,044,605      5,943,110      4,972,858      3,512,059      3,463,062
Accumulated net realized gain (loss) on investments       (1,900,676)     2,455,747      2,640,078      7,584,103     (4,276,452)
Net unrealized appreciation (depreciation) of
  investments                                             10,222,522      9,794,239      8,738,477      8,549,362     (7,020,419)
                                                        ------------   ------------   ------------   ------------   ------------
NET ASSETS                                              $173,055,784   $250,292,399   $194,963,726   $199,099,413   $401,084,887
                                                        ============   ============   ============   ============   ============
------------------
* Cost of investments in securities                     $162,094,899   $239,506,903   $184,910,296   $189,656,814   $406,086,741
Net assets                                              $173,055,784   $250,292,399   $194,963,726   $199,099,413   $401,084,887
Shares authorized                                          unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                               $      0.001   $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                                        16,160,118     23,508,641     18,217,232     18,522,316     40,652,248
Net asset value and redemption price per share          $      10.71   $      10.65   $      10.70   $      10.75   $       9.87

------------------
(1) Commenced operations on March 14, 2003.

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2003
--------------------------------------------------------------------------------

                                                     ING           ING           ING           ING          ING           ING
                                                  GET FUND      GET FUND      GET FUND      GET FUND      GET FUND     GET FUND
                                                 SERIES - D    SERIES - E    SERIES - G    SERIES - H    SERIES - I   SERIES - J
                                                 ----------    ----------    ----------    ----------    ----------   ----------
INVESTMENT INCOME:
Dividends                                        $   212,207   $   440,173   $   104,705   $   163,689   $   61,165   $    23,702
Interest                                          12,748,062    17,047,514     8,139,359     6,075,887    3,366,893     2,837,780
Other                                                  1,282           719           164           263          133           145
                                                 -----------   -----------   -----------   -----------   ----------   -----------
  Total investment income                         12,961,551    17,488,406     8,244,228     6,239,839    3,428,191     2,861,627
                                                 -----------   -----------   -----------   -----------   ----------   -----------
EXPENSES:
Investment management fees                         2,054,597     2,272,095     1,113,054       829,706      483,676       402,113
Transfer agent fees                                    3,676         3,494         3,494         3,567        3,549         3,531
Administrative service fees                          188,338       208,272       102,028        76,055       44,336        36,860
Shareholder reporting expense                         19,789        19,228        10,168         6,896        5,726         5,200
Professional fees                                     36,114        33,842        29,455        28,171       26,936        26,913
Custody and accounting expense                        80,330        81,067        48,265        43,511       32,544        40,831
Trustee fees                                          25,957        25,032        12,213         9,103        5,235         4,464
Insurance expense                                      7,575         7,798         3,797         2,856        1,627         1,381
Miscellaneous expense                                 11,058        11,406         6,285         6,151        4,202         4,325
                                                 -----------   -----------   -----------   -----------   ----------   -----------
  Total expenses                                   2,427,434     2,662,234     1,328,759     1,006,016      607,831       525,618
Less:
  Net waived and reimbursed fees                          --            --            --            --        2,292        22,459
                                                 -----------   -----------   -----------   -----------   ----------   -----------
  Net expenses                                     2,427,434     2,662,234     1,328,759     1,006,016      605,539       503,159
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net investment income                             10,534,117    14,826,172     6,915,469     5,233,823    2,822,652     2,358,468
                                                 -----------   -----------   -----------   -----------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments           (3,638,636)    2,163,735     1,927,072       549,366      321,203       553,854
Net change in unrealized appreciation or
  depreciation on investments                     (1,821,633)   (6,582,280)   (4,736,634)   (1,484,545)    (714,688)   (1,203,694)
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net realized and unrealized loss on
  investments                                     (5,460,269)   (4,418,545)   (2,809,562)     (935,179)    (393,485)     (649,840)
                                                 -----------   -----------   -----------   -----------   ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                     $ 5,073,848   $10,407,627   $ 4,105,907   $ 4,298,644   $2,429,167   $ 1,708,628
                                                 ===========   ===========   ===========   ===========   ==========   ===========

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2003
--------------------------------------------------------------------------------

                                                      ING          ING           ING          ING           ING           ING
                                                    GET FUND     GET FUND     GET FUND      GET FUND     GET FUND      GET FUND
                                                   SERIES - K   SERIES - L   SERIES - M    SERIES - N   SERIES - P    SERIES - Q
                                                   ----------   ----------   ----------    ----------   ----------    ----------
INVESTMENT INCOME:
Dividends                                          $   11,348   $   59,409   $   117,957   $  200,949   $   261,763   $   461,451
Interest                                            2,899,357    2,890,467     4,386,388    3,729,100     7,053,261     7,343,856
                                                   ----------   ----------   -----------   ----------   -----------   -----------
  Total investment income                           2,910,705    2,949,876     4,504,345    3,930,049     7,315,024     7,805,307
                                                   ----------   ----------   -----------   ----------   -----------   -----------
EXPENSES:
Investment management fees                            467,057      433,410       634,173      664,063     1,177,465     1,232,497
Distribution and service fees                              --           --            --           --       490,609       513,539
Transfer agent fees                                     3,531        3,749         3,567        3,640         3,713         3,640
Administrative service fees                            42,813       39,729        58,132       60,872       107,933       112,977
Shareholder reporting expense                           9,714        7,703         4,757        7,007         9,114         8,171
Registration fees                                          --           --            --           --            --        11,896
Professional fees                                      26,883       26,907        28,044       27,952        30,941        28,714
Custody and accounting expense                         36,555       31,406        35,291       39,819        58,697        61,290
Trustee fees                                            5,310        4,701         7,090        7,493        12,979        13,081
Insurance expense                                       1,661        1,468         2,211        2,275         4,211         4,386
Miscellaneous expense                                   5,342        3,905         6,412        6,508         8,287         7,956
                                                   ----------   ----------   -----------   ----------   -----------   -----------
  Total expenses                                      598,866      552,978       779,677      819,629     1,903,949     1,998,147
Less:
  Net waived and reimbursed fees                       12,755        9,711            --           --            --            --
                                                   ----------   ----------   -----------   ----------   -----------   -----------
  Net expenses                                        586,111      543,267       779,677      819,629     1,903,949     1,998,147
                                                   ----------   ----------   -----------   ----------   -----------   -----------
Net investment income                               2,324,594    2,406,609     3,724,668    3,110,420     5,411,075     5,807,160
                                                   ----------   ----------   -----------   ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments                      378,097      719,917     1,499,838    1,193,154     4,611,533     4,450,637
Net change in unrealized appreciation or
  depreciation on investments                        (889,477)    (662,527)   (1,244,693)     453,190    (2,246,641)      505,835
                                                   ----------   ----------   -----------   ----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments                                        (511,380)      57,390       255,145    1,646,344     2,364,892     4,956,472
                                                   ----------   ----------   -----------   ----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $1,813,214   $2,463,999   $ 3,979,813   $4,756,764   $ 7,775,967   $10,763,632
                                                   ==========   ==========   ===========   ==========   ===========   ===========

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2003
--------------------------------------------------------------------------------

                                                 ING               ING               ING               ING               ING
                                               GET FUND          GET FUND          GET FUND          GET FUND          GET FUND
                                              SERIES - R        SERIES - S        SERIES - T        SERIES - U        SERIES - V
                                              ----------        ----------        ----------        ----------        ----------
                                                 YEAR              YEAR              YEAR              YEAR             PERIOD
                                                ENDED             ENDED             ENDED             ENDED             ENDED
                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 2003              2003              2003              2003            2003(1)
                                                 ----              ----              ----              ----            -------
INVESTMENT INCOME:
Dividends                                    $   560,212       $   827,031       $   726,128       $   797,573       $    661,959
Interest                                       6,385,533         7,962,192         6,528,820         4,577,703          5,097,005
                                             -----------       -----------       -----------       -----------       ------------
  Total investment income                      6,945,745         8,789,223         7,254,948         5,375,276          5,758,964
                                             -----------       -----------       -----------       -----------       ------------
EXPENSES:
Investment management fees                     1,158,768         1,748,648         1,388,458         1,162,090          1,459,323
Distribution and service fees                    482,819           728,602           578,523           485,711            617,551
Transfer agent fees                                1,640             3,731             3,458             5,279              3,315
Administrative service fees                      106,219           160,290           127,273           106,855            135,857
Shareholder reporting expense                      6,254            12,580            12,140             7,907              7,827
Registration fees                                 11,441            17,418            14,795               115                 --
Professional fees                                 25,942            43,432            43,153            51,155             30,927
Custody and accounting expense                    36,296            66,965            63,736            54,469             33,387
Trustee fees                                      11,588            15,643            11,707            10,706              8,521
Insurance expense                                  4,127             4,190               165               146                297
Miscellaneous expense                              7,250             9,584             5,325             4,490              9,308
Offering and organizational fees                   8,931            19,944            14,959            12,042             18,262
                                             -----------       -----------       -----------       -----------       ------------
  Total expenses                               1,861,275         2,831,027         2,263,692         1,900,965          2,324,575
Less:
  Net recouped fees                              (36,667)               --           (19,000)          (10,000)                --
                                             -----------       -----------       -----------       -----------       ------------
  Net expenses                                 1,897,942         2,831,027         2,282,692         1,910,965          2,324,575
                                             -----------       -----------       -----------       -----------       ------------
Net investment income                          5,047,803         5,958,196         4,972,256         3,464,311          3,434,389
                                             -----------       -----------       -----------       -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
  Investments                                  3,744,764         3,829,598         3,196,006         7,550,924         (4,278,210)
  Futures contracts                                   --                --          (389,575)           29,638                 --
                                             -----------       -----------       -----------       -----------       ------------
    Net realized gain (loss) on
      investments and futures contracts        3,744,764         3,829,598         2,806,431         7,580,562         (4,278,210)
                                             -----------       -----------       -----------       -----------       ------------
Net change in unrealized appreciation or
  depreciation on investments                  2,867,814         6,961,470         6,078,921         8,549,194         (7,020,419)
                                             -----------       -----------       -----------       -----------       ------------
  Net realized and unrealized gain (loss)
    on investments and futures contracts       6,612,578        10,791,068         8,885,352        16,129,756        (11,298,629)
                                             -----------       -----------       -----------       -----------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                $11,660,381       $16,749,264       $13,857,608       $19,594,067       $ (7,864,240)
                                             ===========       ===========       ===========       ===========       ============

------------------
(1) Commenced operations on March 14, 2003.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES D         ING GET FUND - SERIES E
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $ 10,534,117    $ 13,853,176    $ 14,826,172    $ 15,761,275
Net realized gain (loss) on investments                         (3,638,636)     (7,307,024)      2,163,735      (2,649,830)
Net change in unrealized appreciation or depreciation on
  investment                                                    (1,821,633)     (3,742,769)     (6,582,280)      3,772,454
                                                              ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations             5,073,848       2,803,383      10,407,627      16,883,899
                                                              ------------    ------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                          (13,853,456)    (18,062,001)    (15,758,313)    (17,041,241)
                                                              ------------    ------------    ------------    ------------
Total distributions                                            (13,853,456)    (18,062,001)    (15,758,313)    (17,041,241)
                                                              ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                            13,853,456      18,062,001      15,758,313      17,041,241
Cost of shares redeemed                                        (98,852,684)    (79,269,433)    (69,225,634)    (57,588,649)
                                                              ------------    ------------    ------------    ------------
Net decrease in net asset resulting from capital share
  transaction                                                  (84,999,228)    (61,207,432)    (53,467,321)    (40,547,408)
                                                              ------------    ------------    ------------    ------------
Net decrease in net assets                                     (93,778,836)    (76,466,050)    (58,818,007)    (40,704,750)
NET ASSETS:
Beginning of year                                              381,452,632     457,918,682     404,047,800     444,752,550
                                                              ------------    ------------    ------------    ------------
End of year                                                   $287,673,796    $381,452,632    $345,229,793    $404,047,800
                                                              ------------    ------------    ------------    ------------
Undistributed net investment income at end of year            $ 10,531,490    $ 13,851,506    $ 14,822,981    $ 15,756,499
                                                              ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES G         ING GET FUND - SERIES H
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $  6,915,469    $  7,433,359    $  5,233,823    $  5,629,463
Net realized gain (loss) on investments                          1,927,072      (2,183,313)        549,366         448,330
Net change in unrealized appreciation or depreciation on
  investments                                                   (4,736,634)      4,588,597      (1,484,545)        988,313
                                                              ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations             4,105,907       9,838,643       4,298,644       7,066,106
                                                              ------------    ------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                           (7,434,300)     (7,832,473)     (5,631,397)     (5,522,471)
                                                              ------------    ------------    ------------    ------------
Total distributions                                             (7,434,300)     (7,832,473)     (5,631,397)     (5,522,471)
                                                              ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                             7,434,300       7,832,473       5,631,397       5,522,471
Cost of shares redeemed                                        (35,004,723)    (21,602,141)    (24,798,342)    (20,262,727)
                                                              ------------    ------------    ------------    ------------
Net decrease in net asset resulting from capital share
  transactions                                                 (27,570,423)    (13,769,668)    (19,166,945)    (14,740,256)
                                                              ------------    ------------    ------------    ------------
Net decrease in net assets                                     (30,898,816)    (11,763,498)    (20,499,698)    (13,196,621)
NET ASSETS:
Beginning of year                                              198,057,457     209,820,955     147,041,967     160,238,588
                                                              ------------    ------------    ------------    ------------
End of year                                                   $167,158,641    $198,057,457    $126,542,269    $147,041,967
                                                              ============    ============    ============    ============
Undistributed net investment income at end of year            $  6,913,177    $  7,432,335    $  5,230,179    $  5,628,242
                                                              ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES I         ING GET FUND - SERIES J
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $  2,822,652    $ 2,773,214     $  2,358,468    $ 2,419,429
Net realized gain (loss) on investments                            321,203     (1,013,210)         553,854       (787,960)
Net change in unrealized appreciation or depreciation on
  investments                                                     (714,688)     2,756,641       (1,203,694)     2,692,008
                                                              ------------    -----------     ------------    -----------
Net increase in net assets resulting from operations             2,429,167      4,516,645        1,708,628      4,323,477
                                                              ------------    -----------     ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                           (2,773,357)    (3,075,631)      (2,419,393)    (2,569,531)
                                                              ------------    -----------     ------------    -----------
Total distributions                                             (2,773,357)    (3,075,631)      (2,419,393)    (2,569,531)
                                                              ------------    -----------     ------------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                             2,773,357      3,075,631        2,419,393      2,569,531
Cost of shares redeemed                                        (11,910,674)    (7,875,752)     (13,525,186)    (7,239,206)
                                                              ------------    -----------     ------------    -----------
Net decrease in net asset resulting from capital share
  transactions                                                  (9,137,317)    (4,800,121)     (11,105,793)    (4,669,675)
                                                              ------------    -----------     ------------    -----------
Net decrease in net assets                                      (9,481,507)    (3,359,107)     (11,816,558)    (2,915,729)
NET ASSETS:
Beginning of year                                               85,300,490     88,659,597       72,266,193     75,181,922
                                                              ------------    -----------     ------------    -----------
End of year                                                   $ 75,818,983    $85,300,490     $ 60,449,635    $72,266,193
                                                              ------------    -----------     ------------    -----------
Undistributed net investment income at end of year            $  2,819,670    $ 2,770,594     $  2,356,141    $ 2,417,158
                                                              ============    ===========     ============    ===========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES K         ING GET FUND - SERIES L
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $  2,324,594    $  2,487,781    $  2,406,609    $ 2,512,273
Net realized gain (loss) on investments                            378,097         574,276         719,917     (3,539,279)
Net change in unrealized appreciation or depreciation on
  investments                                                     (889,477)      1,809,157        (662,527)     3,060,316
                                                              ------------    ------------    ------------    -----------
Net increase in net assets resulting from operations             1,813,214       4,871,214       2,463,999      2,033,310
                                                              ------------    ------------    ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                           (2,487,886)     (2,331,254)     (2,511,486)       (39,125)
                                                              ------------    ------------    ------------    -----------
Total distributions                                             (2,487,886)     (2,331,254)     (2,511,486)       (39,125)
                                                              ------------    ------------    ------------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                             2,487,886       2,331,254       2,511,486         39,125
Cost of shares redeemed                                        (12,897,089)    (12,372,929)    (10,993,465)    (7,236,957)
                                                              ------------    ------------    ------------    -----------
Net decrease in net asset resulting from capital share
  transactions                                                 (10,409,203)    (10,041,675)     (8,481,979)    (7,197,832)
                                                              ------------    ------------    ------------    -----------
Net decrease in net assets                                     (11,083,875)     (7,501,715)     (8,529,466)    (5,203,647)
NET ASSETS:
Beginning of year                                               83,315,321      90,817,036      76,432,576     81,636,223
                                                              ------------    ------------    ------------    -----------
End of year                                                   $ 72,231,446    $ 83,315,321    $ 67,903,110    $76,432,576
                                                              ------------    ------------    ------------    -----------
Undistributed net investment income at end of year            $  2,322,295    $  2,485,628    $  2,404,167    $ 2,509,246
                                                              ============    ============    ============    ===========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES M         ING GET FUND - SERIES N
                                                              ----------------------------    ----------------------------
                                                                  YEAR            YEAR            YEAR            YEAR
                                                                 ENDED           ENDED           ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $  3,724,668    $  3,721,165    $  3,110,420    $  2,920,556
Net realized gain (loss) on investments                          1,499,838      (5,895,277)      1,193,154      (5,998,327)
Net change in unrealized appreciation or depreciation on
  investments                                                   (1,244,693)      6,397,358         453,190       2,402,163
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                     3,979,813       4,223,246       4,756,764        (675,608)
                                                              ------------    ------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                           (3,720,631)        (41,036)     (2,920,441)        (21,792)
Net realized gain from investments                                      --              --              --      (1,640,462)
                                                              ------------    ------------    ------------    ------------
Total distributions                                             (3,720,631)        (41,036)     (2,920,441)     (1,662,254)
                                                              ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                                             3,720,631          41,036       2,920,441       1,662,254
Cost of shares redeemed                                        (24,571,950)    (11,899,717)    (23,387,448)    (16,042,246)
                                                              ------------    ------------    ------------    ------------
Net decrease in net asset resulting from capital share
  transactions                                                 (20,851,319)    (11,858,681)    (20,467,007)    (14,379,992)
                                                              ------------    ------------    ------------    ------------
Net decrease in net assets                                     (20,592,137)     (7,676,471)    (18,630,684)    (16,717,854)
NET ASSETS:
Beginning of year                                              115,426,701     123,103,172     118,814,591     135,532,445
                                                              ------------    ------------    ------------    ------------
End of year                                                   $ 94,834,564    $115,426,701    $100,183,907    $118,814,591
                                                              ------------    ------------    ------------    ------------
Undistributed net investment income at end of year            $  3,722,129    $  3,718,519    $  3,106,879    $  2,917,584
                                                              ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES P         ING GET FUND - SERIES Q
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
FROM OPERATIONS:
Net investment income                                         $  5,411,075    $  4,996,909    $  5,807,160    $  4,464,190
Net realized gain (loss) on investments                          4,611,533     (13,075,328)      4,450,637     (11,533,266)
Net change in unrealized appreciation or depreciation on
  investments                                                   (2,246,641)     10,551,383         505,835      11,881,953
                                                              ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations             7,775,967       2,472,964      10,763,632       4,812,877
                                                              ------------    ------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                           (4,996,497)        (92,793)         (3,911)     (4,495,181)
Net realized gain from investments                                      --         (74,687)             --              --
                                                              ------------    ------------    ------------    ------------
Total distributions                                             (4,996,497)       (167,480)         (3,911)     (4,495,181)
                                                              ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        --              --              --     238,882,677
Dividends reinvested                                             4,996,497         167,480           3,911       4,495,181
                                                              ------------    ------------    ------------    ------------
                                                                 4,996,497         167,480           3,911     243,377,858
Cost of shares redeemed                                        (58,200,729)    (19,903,476)    (59,658,973)    (22,542,374)
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                           (53,204,232)    (19,735,996)    (59,655,062)    220,835,484
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                          (50,424,762)    (17,430,512)    (48,895,341)    221,153,180
NET ASSETS:
Beginning of year                                              218,665,258     236,095,770     228,920,020       7,766,840
                                                              ------------    ------------    ------------    ------------
End of year                                                   $168,240,496    $218,665,258    $180,024,679    $228,920,020
                                                              ------------    ------------    ------------    ------------
Undistributed net investment income at end of year            $  5,405,294    $  4,993,423    $  5,803,437    $         --
                                                              ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES R         ING GET FUND - SERIES S
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003          2002(1)           2003          2002(2)
                                                                  ----          -------           ----          -------
FROM OPERATIONS:
Net investment income                                         $  5,047,803    $  3,086,022    $  5,958,196    $  2,095,741
Net realized gain (loss) on investments                          3,744,764      (5,648,298)      3,829,598      (1,155,212)
Net change in unrealized appreciation or depreciation on
  investments                                                    2,867,814       7,354,708       6,961,470       2,832,769
                                                              ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations            11,660,381       4,792,432      16,749,264       3,773,298
                                                              ------------    ------------    ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                              (27,218)     (3,081,221)       (276,982)     (2,074,754)
                                                              ------------    ------------    ------------    ------------
Total distributions                                                (27,218)     (3,081,221)       (276,982)     (2,074,754)
                                                              ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        --     215,273,125              --     332,785,580
Dividends reinvested                                                27,218       3,081,221         276,982       2,074,754
                                                              ------------    ------------    ------------    ------------
                                                                    27,218     218,354,346         276,982     334,860,334
Cost of shares redeemed                                        (52,683,043)     (5,987,111)    (91,498,065)    (11,517,678)
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net asset resulting from capital
  share transaction                                            (52,655,825)    212,367,235     (91,221,083)    323,342,656
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                          (41,022,662)    214,078,446     (74,748,801)    325,041,200
NET ASSETS:
Beginning of period                                            214,078,446              --     325,041,200              --
                                                              ------------    ------------    ------------    ------------
End of period                                                 $173,055,784    $214,078,446    $250,292,399    $325,041,200
                                                              ============    ============    ============    ============
Undistributed net investment income at end of period          $  5,044,605    $     17,174    $  5,943,110    $     42,551
                                                              ============    ============    ============    ============

------------------
(1) Commenced operations on March 18, 2002
(2) Commenced operations on June 17, 2002

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING GET FUND - SERIES T         ING GET FUND - SERIES U
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003          2002(1)           2003          2002(2)
                                                                  ----          -------           ----          -------
FROM OPERATIONS:
Net investment income                                         $  4,972,256    $    327,883    $  3,464,311     $      379
Net realized gain (loss) on investments                          2,806,431        (168,968)      7,580,562             --
Net change in unrealized appreciation or depreciation on
  investments                                                    6,078,921       2,659,556       8,549,194            168
                                                              ------------    ------------    ------------     ----------
Net increase in net assets resulting from operations            13,857,608       2,818,471      19,594,067            547
                                                              ------------    ------------    ------------     ----------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                             (314,206)        (30,235)         (2,156)            --
                                                              ------------    ------------    ------------     ----------
Total distributions                                               (314,206)        (30,235)         (2,156)            --
                                                              ------------    ------------    ------------     ----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        --     276,698,561     302,850,826      1,555,548
Dividends reinvested                                               314,206          30,235           2,156             --
                                                              ------------    ------------    ------------     ----------
                                                                   314,206     276,728,796     302,852,982      1,555,548
Cost of shares redeemed                                        (96,328,093)     (2,082,821)   (124,895,637)        (5,938)
                                                              ------------    ------------    ------------     ----------
Net increase (decrease) in net asset resulting from capital
  share transaction                                            (96,013,887)    274,645,975     177,957,345      1,549,610
                                                              ------------    ------------    ------------     ----------
Net increase (decrease) in net assets                          (82,470,485)    277,434,211     197,549,256      1,550,157
NET ASSETS:
Beginning of period                                            277,434,211              --       1,550,157             --
                                                              ------------    ------------    ------------     ----------
End of period                                                 $194,963,726    $277,434,211    $199,099,413     $1,550,157
                                                              ------------    ------------    ------------     ----------
Undistributed net investment income at end of period          $  4,972,858    $    302,417    $  3,512,059     $      379
                                                              ============    ============    ============     ==========

------------------
(1) Commenced operations on September 12, 2002.
(2) Commenced operations on December 12, 2002.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              ING GET FUND - SERIES V
                                                              -----------------------
                                                                   PERIOD ENDED
                                                                   DECEMBER 31,
                                                                      2003(1)
                                                                      -------
FROM OPERATIONS:
Net investment income                                              $  3,434,389
Net realized loss on investments                                     (4,278,210)
Net change in unrealized appreciation or depreciation on
  investments                                                        (7,020,419)
                                                                   ------------
Net decrease in net assets resulting from operations                 (7,864,240)
                                                                   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    470,446,442
                                                                   ------------
                                                                    470,446,442
Cost of shares redeemed                                             (61,497,315)
                                                                   ------------
Net increase in net asset resulting from capital share
  transactions                                                      408,949,127
                                                                   ------------
Net increase in net assets                                          401,084,887
NET ASSETS:
Beginning of period                                                          --
                                                                   ------------
End of period                                                      $401,084,887
                                                                   ------------
Undistributed net investment income at end of period               $  3,463,062
                                                                   ============

------------------
(1) Commenced operations on March 14, 2003.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES D
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------------
                                                                     2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $       9.39         9.74         9.69        10.65        10.05
 Income from investment operations:
 Net investment income                                         $       0.37         0.37         0.39         0.35         0.31
 Net realized and unrealized gain (loss) on investments        $      (0.22)       (0.31)       (0.19)       (0.73)        0.51
 Total from investment operations                              $       0.15         0.06         0.20        (0.38)        0.82
 Less distributions from:
 Net investment income                                         $       0.38         0.41         0.05         0.40         0.22
 Net realized gains on investments                             $         --           --         0.10         0.18           --
 Total distributions                                           $       0.38         0.41         0.15         0.58         0.22
 Net asset value, end of year                                  $       9.16         9.39         9.74         9.69        10.65
 TOTAL RETURN(1):                                              %       1.59         0.66         2.00        (3.59)        8.01*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $    287,674      381,453      457,919      509,330      716,085
 Ratios to average net assets:
 Expenses                                                      %       0.71         0.71         0.70         0.70         0.68
 Net investment income after expense reimbursement             %       3.07         3.29         3.76         2.90         2.84
 Portfolio turnover rate                                       %         11          147           62          177          224
-------------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.

* Total return calculation began on January 16, 1999, the first day of the Guarantee Period. Total return for year ended December 31, 1999 was 8.22%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES E                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                                       JUNE 15,
                                                                           YEAR ENDED DECEMBER 31,                    1999(1) TO
                                                               ------------------------------------------------      DECEMBER 31,
                                                                  2003         2002         2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $       9.84         9.85         9.85        10.77          10.00
 Income from investment operations:
 Net investment income                                      $       0.44         0.41         0.38         0.26           0.10
 Net realized and unrealized gain (loss) on investments     $      (0.17)       (0.02)       (0.30)       (0.73)          0.74
 Total from investment operations                           $       0.27         0.39         0.08        (0.47)          0.84
 Less distributions from:
 Net investment income                                      $       0.41         0.40         0.04         0.25           0.07
 Net realized gains on investments                          $         --           --         0.04         0.20             --
 Total distributions                                        $       0.41         0.40         0.08         0.45           0.07
 Net asset value, end of period                             $       9.70         9.84         9.85         9.85          10.77
 TOTAL RETURN(2):                                           %       2.81         4.09         0.80        (4.35)          7.14*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $    345,230      404,048      444,753      491,105        567,679
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)             %       0.70         0.71         0.70         0.70           0.63
 Gross expenses prior to expense reimbursement(3)           %       0.70         0.71         0.70         0.70           0.64
 Net investment income after expense reimbursement(3)(4)    %       3.90         3.72         3.69         2.35           2.68
 Portfolio turnover rate                                    %          5           46           70          162             52
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Total return calculation began on September 15, 1999, the first day of the Guarantee Period. Total return from commencement of operations was 8.42%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES G
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                                    SEPTEMBER 15,
                                                                         YEAR ENDED DECEMBER 31,                     1999(1) TO
                                                            --------------------------------------------------      DECEMBER 31,
                                                               2003          2002          2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      10.00          9.91          9.81        10.37           10.00
 Income from investment operations:
 Net investment income                                   $       0.43          0.40          0.37         0.27            0.06
 Net realized and unrealized gain (loss) on
 investments                                             $      (0.21)         0.08         (0.23)       (0.58)           0.35
 Total from investment operations                        $       0.22          0.48          0.14        (0.31)           0.41
 Less distributions from:
 Net investment income                                   $       0.40          0.39          0.04         0.25            0.04
 Total distributions                                     $       0.40          0.39          0.04         0.25            0.04
 Net asset value, end of period                          $       9.82         10.00          9.91         9.81           10.37
 TOTAL RETURN(2):                                        %       2.26          4.97          1.41        (2.96)           2.86*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $    167,159       198,057       209,821      228,693         262,557
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)          %       0.71          0.73          0.72         0.71            0.61
 Gross expenses prior to expense reimbursement(3)        %       0.71          0.73          0.72         0.71            0.69
 Net investment income after expense
 reimbursement(3)(4)                                     %       3.72          3.66          3.61         2.52            3.45
 Portfolio turnover rate                                 %          3            18            87          169              22
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Total return calculation began on December 15, 1999, the first day of the Guarantee Period. Total return from commencement of operations was 4.11%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES H                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                                     DECEMBER 15,
                                                                         YEAR ENDED DECEMBER 31,                      1999(1) TO
                                                           ----------------------------------------------------      DECEMBER 31,
                                                              2003            2002          2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $      10.14           10.04         10.02        10.03         10.00
 Income from investment operations:
 Net investment income                                  $       0.44            0.41          0.35         0.20          0.01
 Net realized and unrealized gain (loss) on
 investments                                            $      (0.12)           0.05         (0.28)       (0.01)         0.02
 Total from investment operations                       $       0.32            0.46          0.07         0.19          0.03
 Less distributions from:
 Net investment income                                  $       0.42            0.36          0.03         0.18            --
 Net realized gains on investments                      $         --              --          0.02         0.02            --
 Total distributions                                    $       0.42            0.36          0.05         0.20            --
 Net asset value, end of period                         $      10.04           10.14         10.04        10.02         10.03
 TOTAL RETURN(2):                                       %       3.16            4.77          0.68         0.89*           --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $    126,542         147,042       160,239      173,271         3,733
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)         %       0.73            0.74          0.72         0.70          0.37
 Gross expenses prior to expense reimbursement(3)       %       0.73            0.74          0.72         0.72         10.60
 Net investment income after expense
 reimbursement(3)(4)                                    %       3.77            3.67          3.35         2.37          4.65
 Portfolio turnover rate                                %         13              69            71          163            --
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

+ As of December 31, 1999, the Series was in its Offering Period. Total return from commencement of operations was 0.30%

* Total return calculation began on March 15, 2000, the first day of the Guarantee Period. Total return for year ended December 31, 2000 was 1.90%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES I
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            YEAR ENDED DECEMBER 31,             MARCH 15, 2000(1)
                                                                     -------------------------------------             TO
                                                                         2003            2002        2001       DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         10.11            9.95        9.86            10.00
 Income from investment operations:
 Net investment income                                         $          0.40            0.34        0.37             0.15
 Net realized and unrealized gain (loss) on investments        $         (0.09)           0.18       (0.26)           (0.16)
 Total from investment operations                              $          0.31            0.52        0.11            (0.01)
 Less distributions from:
 Net investment income                                         $          0.35            0.36        0.02             0.13
 Total distributions                                           $          0.35            0.36        0.02             0.13
 Net asset value, end of period                                $         10.07           10.11        9.95             9.86
 TOTAL RETURN(2):                                              %          3.14            5.35        1.17            (1.15)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        75,819          85,300      88,660           94,336
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %          0.75            0.75        0.75             0.73
 Gross expenses prior to expense reimbursement(3)              %          0.75            0.78        0.75             0.76
 Net investment income after expense reimbursement(3)(4)       %          3.49            3.20        3.38             2.64
 Portfolio turnover rate                                       %             4              58         103               70
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Total return calculation began on June 15, 2000, the first day of the Guarantee Period. Total return from commencement of operations was (0.14%).

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES J                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          YEAR ENDED DECEMBER 31,            JUNE 15, 2000(1)
                                                                     ----------------------------------             TO
                                                                      2003        2002            2001       DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      10.08        9.85            9.74            10.00
 Income from investment operations:
 Net investment income                                         $       0.42        0.35            0.35             0.09
 Net realized and unrealized gain (loss) on investments        $      (0.15)       0.23           (0.22)           (0.28)
 Total from investment operations                              $       0.27        0.58            0.13            (0.19)
 Less distributions from:
 Net investment income                                         $       0.37        0.35            0.02             0.07
 Total distributions                                           $       0.37        0.35            0.02             0.07
 Net asset value, end of period                                $       9.98       10.08            9.85             9.74
 TOTAL RETURN(2):                                              %       2.66        6.07            1.31            (3.24)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     60,450      72,266          75,182           80,341
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %       0.75        0.75            0.75             0.72
 Gross expenses prior to expense reimbursement(3)              %       0.78        0.81            0.76             0.81
 Net investment income after expense reimbursement(3)(4)       %       3.51        3.30            3.34             2.97
 Portfolio turnover rate                                       %          5          42              97               35
------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Total return calculation began on September 14, 2000, the first day of the Guarantee Period. Total return from commencement of operations was (1.89%).

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES K
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,         SEPTEMBER 14, 2000(1)
                                                                  -----------------------------               TO
                                                                   2003       2002        2001         DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.27      9.98       10.06              10.00
 Income from investment operations:
 Net investment income                                         $     0.35      0.32        0.26               0.02
 Net realized and unrealized gain (loss) on investments        $    (0.11)     0.24       (0.34)              0.06
 Total from investment operations                              $     0.24      0.56       (0.08)              0.08
 Less distributions from:
 Net investment income                                         $     0.33      0.27          --               0.02
 Total distributions                                           $     0.33      0.27          --               0.02
 Net asset value, end of period                                $    10.18     10.27        9.98              10.06
 TOTAL RETURN(2):                                              %     2.37      5.73       (0.79)             (0.85)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   72,231    83,315      90,817             96,608
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     0.75      0.74        0.75               0.68
 Gross expenses prior to expense reimbursement(3)              %     0.77      0.78        0.75               1.01
 Net investment income after expense reimbursement(3)(4)       %     2.98      2.82        2.50               3.15
 Portfolio turnover rate                                       %        1       131         106                  9
--------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Total return calculation began on December 14, 2000, the first day of the Guarantee Period. Total return from commencement of operations was 0.79%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES L                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       YEAR ENDED DECEMBER 31,           DECEMBER 14, 2000(1)
                                                                  ---------------------------------               TO
                                                                   2003           2002        2001        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.12          9.86       10.01              10.00
 Income from investment operations:
 Net investment income                                         $     0.39          0.33        0.24               0.03
 Net realized and unrealized loss on investments               $    (0.04)        (0.07)      (0.15)                --
 Total from investment operations                              $     0.35          0.26        0.09               0.03
 Less distributions from:
 Net investment income                                         $     0.36          0.00(5)     0.24               0.02
 Total distributions                                           $     0.36          0.00(5)     0.24               0.02
 Net asset value, end of period                                $    10.11         10.12        9.86              10.01
 TOTAL RETURN(2):                                              %     3.47          2.69       (0.14)*               --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   67,903        76,433      81,636              1,203
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     0.75          0.75        0.74               0.08
 Gross expenses prior to expense reimbursement(3)              %     0.76          0.81        0.76               5.94
 Net investment income after expense reimbursement(3)(4)       %     3.32          3.20        2.80               1.17
 Portfolio turnover rate                                       %       13            91         126                 --
-----------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Amount is less than $0.01 per share.
+ As of December 31, 2000, the Series was in its Offering Period. Total return from commencement of operations was 0.30%.
* Total return calculation began on March 15, 2001, the first day of the Guarantee Period. Total return for year ended December 31, 2001 was 0.86%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES M
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  YEAR ENDED DECEMBER 31,       MARCH 15, 2001(1)
                                                                  ------------------------             TO
                                                                   2003             2002        DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $    10.16             9.81             10.00
 Income from investment operations:
 Net investment income                                         $     0.44             0.33              0.16
 Net realized and unrealized gain (loss) on investments        $    (0.05)            0.02             (0.19)
 Total from investment operations                              $     0.39             0.35             (0.03)
 Less distributions from:
 Net investment income                                         $     0.37             0.00(5)           0.16
 Total distributions                                           $     0.37             0.00(5)           0.16
 Net asset value, end of period                                $    10.18            10.16              9.81
 TOTAL RETURN(2):                                              %     3.85             3.60             (1.24)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $   94,835          115,427           123,103
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %     0.74             0.74              0.72
 Gross expenses prior to expense reimbursement(3)              %     0.74             0.77              0.73
 Net investment income after expense reimbursement(3)(4)       %     3.51             3.14              2.95
 Portfolio turnover rate                                       %        5               65                55
-----------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Amount is less than $0.01 per share.
* Total return calculation began on June 14, 2001, the first day of the Guarantee Period. Total return from commencement of operations was (0.25%).

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES N                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,       JUNE 14, 2001(1)
                                                                     ------------------------             TO
                                                                      2003             2002        DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.12            10.30             10.00
 Income from investment operations:
 Net investment income                                         $        0.34             0.25              0.07
 Net realized and unrealized gain (loss) on investments        $        0.09            (0.29)             0.31
 Total from investment operations                              $        0.43            (0.04)             0.38
 Less distributions from:
 Net investment income                                         $        0.27             0.00(5)           0.07
 Net realized gains on investments                             $          --             0.14              0.01
 Total distributions                                           $        0.27             0.14              0.08
 Net asset value, end of period                                $       10.28            10.12             10.30
 TOTAL RETURN(2):                                              %        4.30            (0.37)             2.82*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     100,184          118,815           135,532
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        0.74             0.75              0.72
 Gross expenses prior to expense reimbursement(3)              %        0.74             0.77              0.73
 Net investment income after expense reimbursement(3)(4)       %        2.80             2.36              2.11
 Portfolio turnover rate                                       %          12              124                48
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Amount is less than $0.01 per share.
* Total return calculation began on September 18, 2001, the first day of the Guarantee Period. Total return from commencement of operations was 3.75%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES P
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,       SEPTEMBER 18, 2001(1)
                                                                     ------------------------               TO
                                                                      2003             2002          DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.18            10.06               10.00
 Income from investment operations:
 Net investment income                                         $        0.37             0.23                0.01
 Net realized and unrealized gain (loss) on investments        $        0.03            (0.10)               0.06
 Total from investment operations                              $        0.40             0.13                0.07
 Less distributions from:
 Net investment income                                         $        0.27             0.00(5)             0.01
 Net realized gains on investments                             $          --             0.00(5)               --
 Total distributions                                           $        0.27             0.01                0.01
 Net asset value, end of period                                $       10.31            10.18               10.06
 TOTAL RETURN(2):                                              %        3.91             1.27                0.26*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     168,240          218,665             236,096
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        0.97             0.98                0.88
 Gross expenses prior to expense reimbursement(3)              %        0.97             0.98                0.98
 Net investment income after expense reimbursement(3)(4)       %        2.75             2.21                1.51
 Portfolio turnover rate                                       %          25              123                   2
------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Amount is less than $0.01 per share.
* Total return calculation began on December 13, 2001, the first day of the Guarantee Period. Total return from commencement of operations was 0.66%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES Q                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 YEAR ENDED DECEMBER 31,         DECEMBER 13, 2001(1)
                                                              -----------------------------               TO
                                                                      2003           2002         DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       10.04          10.01              10.00
 Income from investment operations:
 Net investment income                                         $        0.34           0.20               0.01
 Net realized and unrealized gain on investments               $        0.18           0.03                 --
 Total from investment operations                              $        0.52           0.23               0.01
 LESS DISTRIBUTIONS FROM:
 Net investment income                                         $          --           0.20                 --
 Total distributions                                           $          --           0.20                 --
 Net asset value, end of period                                $       10.56          10.04              10.01
 TOTAL RETURN(2):                                              %        5.18           2.11*                --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     180,025        228,920              7,767
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %        0.97           0.97               0.82
 Gross expenses prior to expense reimbursement(3)              %        0.97           0.98               7.74
 Net investment income after expense reimbursement(3)(4)       %        2.82           2.37               0.90
 Portfolio turnover rate                                       %          15             95                 --
---------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
+ As of December 31, 2001, the Series was in its Offering Period. Total return from commencement of operations was 0.10%.
* Total return calculation began on March 15, 2002, the first day of the Guarantee Period. Total return for year ended December 31, 2002 was 2.31%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES R
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               MARCH 15, 2002(1)
                                                                           YEAR ENDED                 TO
                                                                       DECEMBER 31, 2003       DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $              10.10                   10.00
 Income from investment operations:
 Net investment income                                         $               0.31                    0.15
 Net realized and unrealized gain on investments               $               0.30                    0.10
 Total from investment operations                              $               0.61                    0.25
 Less distributions from:
 Net investment income                                         $                 --                    0.15
 Total distributions                                           $                 --                    0.15
 Net asset value, end of period                                $              10.71                   10.10
 TOTAL RETURN(2):                                              %               6.05                    2.17*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            173,056                 214,078
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %               1.00                    0.99
 Gross expenses prior to expense reimbursement/recoupment(3)   %               0.98                    1.02
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %               2.59                    2.57
 Portfolio turnover rate                                       %                 17                      76
----------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Total return calculation began on June 14, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 2.47%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES S                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             YEAR               JUNE 17, 2002(1)
                                                                             ENDED                     TO
                                                                       DECEMBER 31, 2003       DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $              10.07                   10.00
 Income from investment operations:
 Net investment income                                         $               0.25                    0.07
 Net realized and unrealized gain on investments               $               0.34                    0.06
 Total from investment operations                              $               0.59                    0.13
LESS DISTRIBUTIONS FROM:
 Net investment income                                         $               0.01                    0.06
 Total distributions                                           $               0.01                    0.06
 Net asset value, end of period                                $              10.65                   10.07
 TOTAL RETURN(2):                                              %               5.86                    1.15*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $            250,292                 325,041
 Ratios to average net assets:
 Expenses(3)                                                   %               0.97                    0.97
 Net investment income(3)                                      %               2.04                    2.01
 Portfolio turnover rate                                       %                 13                      60
------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
* Total return calculation began on September 12, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 1.35%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES T
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          SEPTEMBER 12, 2002(1)
                                                                      YEAR ENDED                   TO
                                                                   DECEMBER 31, 2003        DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $          10.12                    10.00
 Income from investment operations:
 Net investment income                                         $           0.28                     0.01
 Net realized and unrealized gain on investments               $           0.32                     0.11
 Total from investment operations                              $           0.60                     0.12
 Less distributions from:
 Net investment income                                         $           0.02                     0.00(5)
 Total distributions                                           $           0.02                     0.00(5)
 Net asset value, end of period                                $          10.70                    10.12
 TOTAL RETURN(2):                                              %           5.88                     1.21*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        194,964                  277,434
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %           0.98                     0.96
 Gross expenses prior to expense reimbursement/recoupment(3)   %           0.98                     1.07
 Net investment income after expense
 reimbursement/recoupment(3)(4)                                %           2.14                     1.91
 Portfolio turnover rate                                       %             24                        4
---------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Amount is less than $0.01 per share.
* Total return calculation began on December 12, 2002, the first day of the Guarantee Period. Total return from commencement of operations was 1.21%.

                 See Accompanying Notes to Financial Statements

ING GET FUND -- SERIES U                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            DECEMBER 12, 2002(1)
                                                                        YEAR ENDED                   TO
                                                                     DECEMBER 31, 2003       DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $            10.00                   10.00
 Income from investment operations:
 Net investment income                                         $             0.18                    0.00*
 Net realized and unrealized gain on investments               $             0.57                    0.00*
 Total from investment operations                              $             0.75                    0.00*
 Net asset value, end of period                                $            10.75                   10.00
 TOTAL RETURN(2):                                              %             7.29++                    --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          199,099                   1,550
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %             0.98                    0.65
 Gross expenses prior to expense reimbursement(3)              %             0.98                   17.95
 Net investment income after expense reimbursement(3)(4)       %             1.78                    0.66
 Portfolio turnover rate                                       %               74                      --
----------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*   Amount represents less than $0.01 per share.
+ As of December 31, 2002, the Series was in its Offering Period. Total return from commencement of operations was 0.00%.
++ Total return calculation began on March 13, 2003, the first day of the Guarantee Period. Total return for the entire calendar year was 7.50%.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                    ING GET FUND -- SERIES V
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    MARCH 13, 2003(1)
                                                                            TO
                                                                    DECEMBER 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           10.00
 Income from investment operations:
 Net investment income                                         $            0.08
 Net realized and unrealized loss on investments               $           (0.21)
 Total from investment operations                              $           (0.13)
 Net asset value, end of period                                $            9.87
 TOTAL RETURN(2):                                              %           (1.50)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $         401,085
 Ratios to average net assets:
 Net expenses(3)                                               %            0.94
 Net investment income(3)                                      %            1.39
 Portfolio turnover rate                                       %              29
---------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3) Annualized for periods less than one year.
* Total return calculation began on June 13, 2003, the first day of the Guarantee Period. Total return from commencement of operations was -1.30%.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING GET Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. Currently there are seventeen diversified Series of the Fund, ING GET Fund-Series D ("GET D"), ING GET Fund-Series E ("GET E"), ING GET Fund-Series G ("GET G"), ING GET Fund-Series H ("GET H"), ING GET Fund-Series I ("GET I"), ING GET Fund-Series J ("GET J"), ING GET Fund-Series K ("GET K"), ING GET Fund-Series L ("GET L"), ING GET Fund-Series M ("GET M"), ING GET Fund-Series N ("GET N"), ING GET Fund-Series P ("GET P"), ING GET Fund-Series Q ("GET Q"), ING GET Fund-Series R ("GET R"), ING GET Fund-Series S ("GET S"), ING GET Fund-Series T ("GET T"), ING GET Fund-Series U ("GET U") and ING GET Fund-Series V ("GET V").

Each Series seeks to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return (Targeted Return) during a specified five year period (Guarantee Period). If during the Guarantee Period the equity markets experience a major decline, the Series' assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The minimum Targeted Return for each Series during the Guarantee Period is 1.5% (except for GET D which is 2.5% and GET U which does not have a Targeted Return) before asset based contract charges and each Series' cost of operations. Investors are guaranteed by ING Life Insurance & Annuity Company ("ILIAC", formerly Aetna Life Insurance & Annuity Company) their initial investment less certain maintenance charges only if an investor had remained in the Series from the beginning of the Guarantee Period to the end of the Guarantee Period. Investors receive a guarantee from ILIAC that on the maturity date they will receive no less than the value of their investment in a GET Series Fund as of the last day of the offering period, adjusted for certain charges. The value of dividends and distributions made by each GET Series Fund throughout the Guarantee Period is taken into account in determining whether, for purposes of the Guarantee, the value of a Shareholder's investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. ILIAC does not guarantee that investors will earn the minimum target return.

                          ACCUMULATION            GUARANTEE        MATURITY
                             PERIOD                PERIOD            DATE
                       -------------------   -------------------   --------
GET D*                 10/15/98 - 01/15/99   01/16/99 - 01/15/04   01/15/04
GET E*                 06/15/99 - 09/14/99   09/15/99 - 09/14/04   09/14/04
GET G*                 09/15/99 - 12/14/99   12/15/99 - 12/14/04   12/14/04
GET H*                 12/15/99 - 03/14/00   03/15/00 - 03/14/05   03/14/05
GET I*                 03/15/00 - 06/14/00   06/15/00 - 06/14/05   06/14/05
GET J*                 06/15/00 - 09/13/00   09/14/00 - 09/13/05   09/13/05
GET K*                 09/14/00 - 12/13/00   12/14/00 - 12/13/05   12/13/05
GET L*                 12/14/00 - 03/14/01   03/15/01 - 03/14/06   03/14/06
GET M*                 03/15/01 - 06/13/01   06/14/01 - 06/13/06   06/13/06
GET N*                 06/14/01 - 09/17/01   09/18/01 - 09/15/06   09/15/06
GET P*                 09/18/01 - 12/12/01   12/13/01 - 12/15/06   12/15/06
GET Q*                 12/13/01 - 03/14/02   03/15/02 - 03/16/07   03/16/07
GET R*                 03/15/02 - 06/13/02   06/14/02 - 06/15/07   06/15/07
GET S*                 06/14/02 - 09/11/02   09/12/02 - 09/14/07   09/14/07
GET T*                 09/12/02 - 12/11/02   12/12/02 - 12/14/07   12/14/07
GET U*                 12/12/02 - 03/12/03   03/13/03 - 03/14/08   03/14/08
GET V*                 03/13/03 - 06/12/03   06/13/03 - 06/13/08   06/13/08

------------------

* Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At December 31, 2003, separate accounts of ILIAC and its affiliates held all the shares outstanding of each Series.

In accordance with the original fund prospectuses, GET D liquidated on January 15, 2004, and GET E and GET G will liquidate on September 14, 2004 and December 14, 2004, respectively. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for GET D, GET E and GET G have been prepared in conformity with GAAP for investment companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

     Investments in securities maturing in less than 60 days from the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Series. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D.    Foreign Currency Transactions and Futures Contracts.
      Certain series may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Series either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Series may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Series is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Series agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Series. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Series record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Series. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

F. Federal Income Taxes. It is the policy of the Series to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. No federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expires.

G. Use of Estimates. Management of the Series has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Series will receive as collateral cash or securities whose market value is equal to at least 100% of the amount being invested by the Series. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Series might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Illiquid and Restricted Securities. Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Series to sell them promptly at an acceptable

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
      Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available.

J. Delayed Delivery Transactions. A Series may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Series' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Series are required to hold liquid assets as collateral with the Series' custodian sufficient to cover the purchase price.

K. Organization Expenses and Offering Costs. Costs incurred with the organization of the Series are expensed as incurred. Costs incurred with the offering of shares of the Series are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of Guarantee Period.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                       PURCHASES        SALES
                                      ------------   -----------
GET D                                 $ 20,869,187   $11,595,529
GET E                                   19,580,694    19,545,531
GET G                                    4,635,279     5,372,237
GET H                                    7,359,432     7,103,606
GET I                                    2,837,854     2,771,708
GET J                                    2,505,803     1,404,199
GET K                                      549,163       725,597
GET L                                    6,330,264     6,806,971
GET M                                    5,562,262     5,389,869
GET N                                    8,692,905    13,833,541
GET P                                   27,667,650    23,823,235
GET Q                                   20,998,033    33,714,432
GET R                                   33,542,363    26,864,469
GET S                                   37,032,795    35,984,419
GET T                                   40,084,441    39,847,101
GET U                                  172,619,133    47,589,855
GET V                                  251,466,693    24,040,269

U.S. Government securities not included above were as follows:

                                      PURCHASES        SALES
                                     ------------   ------------
GET D                                $ 14,914,778   $138,899,016
GET E                                          --     71,340,994
GET G                                          --     35,840,956
GET H                                   9,891,298     34,288,255
GET I                                                 12,388,584
GET J                                     601,068     14,072,560
GET K                                                 13,086,700
GET L                                   3,364,406     13,424,268
GET M                                                 25,597,974
GET N                                   4,737,575     23,493,517
GET P                                  21,790,500     85,439,735
GET Q                                  10,629,360     58,345,618
GET R                                          --     60,293,846
GET S                                          --     94,556,046
GET T                                  15,353,999    107,672,341
GET U                                 176,188,035    123,301,076
GET V                                 211,759,738    101,546,660

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Series has entered into an Investment Management Agreement with ING Investments, LLC. ("the Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager or the "Adviser" with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series is 0.25% during its Offering Period and 0.60% during its Guarantee Period.

The Investment Manager has engaged Aeltus Investment Management, Inc., ("ING Aeltus"), a wholly-owned subsidiary of ING Groep N.V., to serve as sub-adviser to the Series. ING Aeltus is responsible for managing the assets of the Series in accordance with its investment objective and policies, subject to oversight by the Investment Manager.

Pursuant to the Administration Agreement ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Series operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Series a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.030% thereafter.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

GET P, GET Q, GET R, GET S, GET T, GET U and GET V have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Series for expenses incurred in the distribution of each Series' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Series' shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each Series pays the Distributor a Distribution Fee based on average daily net assets at the following rates:

GET P                            0.25%
GET Q                            0.25
GET R                            0.25
GET S                            0.25
GET T                            0.25
GET U                            0.25
GET V                            0.25

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003 the Series had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                     ACCRUED
                        ACCRUED        ACCRUED       PAYABLE TO    SHAREHOLDER
                       INVESTMENT   ADMINISTRATIVE   ADVISER FOR   SERVICES AND
                       MANAGEMENT      SERVICE        RECOUPED     DISTRIBUTION
                          FEES           FEES           FEES           FEES        TOTAL
                       ----------   --------------   -----------   ------------   --------
GET D                   $150,821       $13,825         $    --       $    --      $164,646
GET E                    177,643        16,281              --            --       193,924
GET G                     86,594         7,936              --            --        94,530
GET H                     65,153         5,971              --            --        71,124
GET I                     38,857         3,561          14,149            --        56,567
GET J                     31,276         2,866          14,110            --        48,252
GET K                     37,032         3,394          18,647            --        59,073
GET L                     34,772         3,187          13,286            --        51,245

                                                                     ACCRUED
                        ACCRUED        ACCRUED       PAYABLE TO    SHAREHOLDER
                       INVESTMENT   ADMINISTRATIVE   ADVISER FOR   SERVICES AND
                       MANAGEMENT      SERVICE        RECOUPED     DISTRIBUTION
                          FEES           FEES           FEES           FEES        TOTAL
                       ----------   --------------   -----------   ------------   --------
GET M                     48,987         4,490              --            --        53,477
GET N                     51,183         4,691           5,026            --        60,900
GET P                     87,175         7,989              --        36,322       131,486
GET Q                     92,549         8,482              --        38,561       139,592
GET R                     88,279         8,091              --        36,782       133,152
GET S                    128,991        11,822              --        53,745       194,558
GET T                     99,805         9,147              --        41,584       150,536
GET U                    102,038         9,352              --        42,515       153,905
GET V                    208,331        19,093              --        86,802       314,226

The GET Series have adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated Trustees as described in the Plan to defer the receipt of all or a portion of the trustees' fees payable. The deferred fees are invested in various funds advised by the Investment Manager, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

ING Investments, LLC entered into written expense limitation agreements with each Series whereby, the Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                         MAXIMUM OPERATING EXPENSE LIMIT
                                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                     ---------------------------------------
            GET D                                     0.75%
            GET E                                     0.75
            GET G                                     0.75
            GET H                                     0.75
            GET I                                     0.75
            GET J                                     0.75
            GET K                                     0.75
            GET L                                     0.75
            GET M                                     0.75
            GET N                                     0.75
            GET P                                    1.00*
            GET Q                                    1.00*
            GET R                                    1.00*
            GET S                                    1.00*
            GET T                                    1.00*
            GET U                                    1.00*
            GET V                                    1.00*

------------------
*  Including 0.25% distribution and service fee.

--------------------------------------------------------------------------------

NOTE 7 -- EXPENSE LIMITATIONS (CONTINUED)

The Adviser will at a later date, recoup from each Series, expenses reimbursed by the Adviser during the previous 36 months, but only if, after such recoupment, the Series' expense ratio does not exceed the percentage described above. Waived and reimbursed fees, net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series.

As of December 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible future recoupment by the Adviser are as follows:

GET I                                                   $28,467
GET J                                                    60,094
GET K                                                    36,627
GET L                                                    45,895
GET M                                                    32,493
GET N                                                    29,258

NOTE 8 -- LINE OF CREDIT

The Series in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Series will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At December 31, 2003, the Series did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                            GET D                                           GET E
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Dividends reinvested                            1,524,033               1,923,536               1,642,540               1,780,694
Shares redeemed                               (10,720,204)             (8,315,347)             (7,111,907)             (5,875,589)
                                             ------------            ------------            ------------            ------------
Net decrease in shares outstanding             (9,196,171)             (6,391,811)             (5,469,367)             (4,094,895)
                                             ============            ============            ============            ============
($)
Dividends reinvested                         $ 13,853,456            $ 18,062,001            $ 15,758,313            $ 17,041,241
Shares redeemed                               (98,852,684)            (79,269,433)            (69,225,634)            (57,588,649)
                                             ------------            ------------            ------------            ------------
Net decrease                                 $(84,999,228)           $(61,207,432)           $(53,467,321)           $(40,547,408)
                                             ============            ============            ============            ============

                                                            GET G                                           GET H
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Dividends reinvested                              761,746                 806,640                 566,985                 566,989
Shares redeemed                                (3,539,950)             (2,176,290)             (2,466,196)             (2,025,821)
                                             ------------            ------------            ------------            ------------
Net decrease in shares outstanding             (2,778,204)             (1,369,650)             (1,899,211)             (1,458,832)
                                             ============            ============            ============            ============
($)
Dividends reinvested                         $  7,434,300            $  7,832,473            $  5,631,397            $  5,522,471
Shares redeemed                               (35,004,723)            (21,602,141)            (24,798,342)            (20,262,727)
                                             ------------            ------------            ------------            ------------
Net decrease                                 $(27,570,423)           $(13,769,668)           $(19,166,945)           $(14,740,256)
                                             ============            ============            ============            ============

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES (CONTINUED)


                                                            GET I                                           GET J
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Dividends reinvested                              277,293                314,804                  243,044                265,447
Shares redeemed                                (1,178,664)              (790,670)              (1,349,720)              (731,598)
                                             ------------            -----------             ------------            -----------
Net decrease in shares outstanding               (901,371)              (475,866)              (1,106,676)              (466,151)
                                             ============            ===========             ============            ===========
($)
Dividends reinvested                         $  2,773,357            $ 3,075,631             $  2,419,393            $ 2,569,531
Shares redeemed                               (11,910,674)            (7,875,752)             (13,525,186)            (7,239,206)
                                             ------------            -----------             ------------            -----------
Net decrease                                 $ (9,137,317)           $(4,800,121)            $(11,105,793)           $(4,669,675)
                                             ============            ===========             ============            ===========

                                                            GET K                                           GET L
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Dividends reinvested                              244,390                 236,916                 248,908                  4,009
Shares redeemed                                (1,257,581)             (1,226,656)             (1,084,117)              (731,411)
                                             ------------            ------------            ------------            -----------
Net decrease in shares outstanding             (1,013,191)               (989,740)               (835,209)              (727,402)
                                             ============            ============            ============            ===========
($)
Dividends reinvested                         $  2,487,886            $  2,331,254            $  2,511,486            $    39,125
Shares redeemed                               (12,897,089)            (12,372,929)            (10,993,465)            (7,236,957)
                                             ------------            ------------            ------------            -----------
Net decrease                                 $(10,409,203)           $(10,041,675)           $ (8,481,979)           $(7,197,832)
                                             ============            ============            ============            ===========

                                                            GET M                                           GET N
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Dividends reinvested                              367,367                   4,205                 286,318                 168,756
Shares redeemed                                (2,403,816)             (1,202,851)             (2,283,414)             (1,581,827)
                                             ------------            ------------            ------------            ------------
Net decrease in shares outstanding             (2,036,449)             (1,198,646)             (1,997,096)             (1,413,071)
                                             ============            ============            ============            ============
($)
Dividends reinvested                         $  3,720,631            $     41,036            $  2,920,441            $  1,662,254
Shares redeemed                               (24,571,950)            (11,899,717)            (23,387,448)            (16,042,246)
                                             ------------            ------------            ------------            ------------
Net decrease                                 $(20,851,319)           $(11,858,681)           $(20,467,007)           $(14,379,992)
                                             ============            ============            ============            ============

                                                            GET P                                           GET Q
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Shares sold                                            --                      --                      --              23,827,439
Dividends reinvested                              486,322                  17,038                     374                 449,078
Shares redeemed                                (5,658,202)             (1,992,508)             (5,760,168)             (2,252,085)
                                             ------------            ------------            ------------            ------------
Net increase (decrease) in shares
  outstanding                                  (5,171,880)             (1,975,470)             (5,759,794)             22,024,432
                                             ============            ============            ============            ============
($)
Shares sold                                  $         --            $         --            $         --            $238,882,677
Dividends reinvested                            4,996,497                 167,480                   3,911               4,495,181
Shares redeemed                               (58,200,729)            (19,903,476)            (59,658,973)            (22,542,374)
                                             ------------            ------------            ------------            ------------
Net increase (decrease)                      $(53,204,232)           $(19,735,996)           $(59,655,062)           $220,835,484
                                             ============            ============            ============            ============

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES (CONTINUED)


                                                            GET R                                           GET S
                                             ------------------------------------            ------------------------------------
                                                                      MARCH 18,                                        JUNE 17,
                                              YEAR ENDED              2002(1) TO              YEAR ENDED              2002(1) TO
                                             DECEMBER 31,            DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                 2003                    2002                    2003                    2002
                                                 ----                    ----                    ----                    ----
(NUMBER OF SHARES)
Shares sold                                            --              21,478,028                      --              33,206,890
Dividends reinvested                                2,580                 306,589                  26,347                 207,061
Shares redeemed                                (5,042,160)               (581,919)             (8,779,953)             (1,151,704)
                                             ------------            ------------            ------------            ------------
Net increase (decrease) in shares
  outstanding                                  (5,039,580)             21,199,698              (8,753,606)             32,262,247
                                             ============            ============            ============            ============
($)
Shares sold                                  $         --            $215,273,125            $         --            $332,785,580
Dividends reinvested                               27,218               3,081,221                 276,982               2,074,754
Shares redeemed                               (52,683,043)             (5,987,111)            (91,498,065)            (11,517,678)
                                             ------------            ------------            ------------            ------------
Net increase (decrease)                      $(52,655,825)           $212,367,235            $(91,221,083)           $323,342,656
                                             ============            ============            ============            ============

                                                           GET T                                            GET U
                                           -------------------------------------            -------------------------------------
                                                                   SEPTEMBER 12,                                     DECEMBER 12,
                                            YEAR ENDED              2002(1) TO               YEAR ENDED               2002(1) TO
                                           DECEMBER 31,            DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                               2003                    2002                     2003                     2002
                                               ----                    ----                     ----                     ----
(NUMBER OF SHARES)
Shares sold                                          --              27,609,619                30,236,058                155,538
Dividends reinvested                             29,797                   3,000                       215                     --
Shares redeemed                              (9,217,934)               (207,250)              (11,868,901)                  (594)
                                           ------------            ------------             -------------             ----------
Net increase (decrease) in shares
  outstanding                                (9,188,137)             27,405,369                18,367,372                154,944
                                           ============            ============             =============             ==========
($)
Shares sold                                $         --            $276,698,561             $ 302,850,826             $1,555,548
Dividends reinvested                            314,206                  30,235                     2,156                     --
Shares redeemed                             (96,328,093)             (2,082,821)             (124,895,637)                (5,938)
                                           ------------            ------------             -------------             ----------
Net increase (decrease)                    $(96,013,887)           $274,645,975             $ 177,957,345             $1,549,610
                                           ============            ============             =============             ==========

                                                                       GET V
                                                                   -------------
                                                                     MARCH 13,
                                                                    2003(1) TO
                                                                   DECEMBER 31,
                                                                       2003
                                                                       ----
(NUMBER OF SHARES)
Shares sold                                                          46,988,009
Shares redeemed                                                      (6,335,761)
                                                                   ------------
Net increase in shares outstanding                                   40,652,248
                                                                   ============
($)
Shares sold                                                        $470,446,442
Shares redeemed                                                     (61,497,315)
                                                                   ------------
Net increase                                                       $408,949,127
                                                                   ============

------------------
(1) Commencement of operations.

--------------------------------------------------------------------------------

NOTE 10 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, organizational and offering expenses, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                   UNDISTRIBUTED
                   NET INVESTMENT    ACCUMULATED
        PAID-IN      INCOME ON       NET REALIZED
        CAPITAL     INVESTMENTS     GAINS (LOSSES)
       ---------   --------------   --------------
GET D  $    (203)     $   (677)       $     880
GET E       (183)       (1,377)           1,560
GET G        (71)         (327)             398
GET H        (78)         (489)             567
GET I        (35)         (219)             254
GET J        (21)          (92)             113
GET K        (37)          (41)              78
GET L        (72)         (202)             274
GET M        (86)         (427)             513
GET N       (164)         (684)             848
GET P      1,537        (2,707)           1,170
GET Q     (2,103)          188            1,915
GET R     (9,084)        6,846            2,238
GET S       (132)      219,345         (219,213)
GET T    (14,960)       12,391            2,569
GET U    (53,066)       49,525            3,541
GET V    (30,431)       28,673            1,758

The tax composition of dividends and distributions to shareholders was as follows:

           YEAR ENDED          YEAR ENDED
        DECEMBER 31, 2003   DECEMBER 31, 2002
        -----------------   -----------------
         ORDINARY INCOME     ORDINARY INCOME
        -----------------   -----------------
GET D      $13,853,456         $18,062,001
GET E       15,758,313          17,041,241
GET G        7,434,300           7,832,473
GET H        5,631,397           5,522,471
GET I        2,773,357           3,075,631
GET J        2,419,393           2,569,531
GET K        2,487,886           2,331,254
GET L        2,511,486              39,125
GET M        3,720,631              41,036
GET N        2,920,441           1,662,254
GET P        4,996,497             167,480
GET Q            3,911           4,495,181
GET R           27,218           3,081,221
GET S          276,982           2,074,754
GET T          314,206              30,235
GET U            2,156                  --

--------------------------------------------------------------------------------

NOTE 10 -- FEDERAL INCOME TAXES (CONTINUED)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

                         UNDISTRIBUTED     UNREALIZED      POST OCTOBER
        UNDISTRIBUTED      LONG-TERM     APPRECIATION/    CAPITAL LOSSES   CAPITAL LOSS    EXPIRATION
       ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)      DEFERRED      CARRYFORWARDS      DATES
       ---------------   -------------   --------------   --------------   -------------   -----------
GET D    $10,531,401             --       $ 1,429,123               --     $(45,360,751)   2009 - 2011
GET E     14,822,792             --         9,523,880               --      (39,395,047)   2009 - 2010
GET G      6,913,131             --         4,909,727               --      (17,083,841)   2008 - 2011
GET H      5,230,114             --         4,565,899               --      (10,845,294)   2009 - 2011
GET I      2,819,634             --         3,214,452               --       (6,715,087)   2008 - 2010
GET J      2,356,129             --         2,660,238               --       (6,419,574)   2008 - 2010
GET K      2,322,288             --         2,827,064               --       (5,053,446)   2008 - 2010
GET L      2,404,137             --         3,152,366          (82,624)      (5,422,827)   2009 - 2012
GET M      3,722,056             --         4,957,208               --       (7,935,792)   2009 - 2010
GET N      3,106,758             --         4,477,215               --       (4,879,227)   2010 - 2011
GET P      5,405,138             --         8,350,260         (477,425)      (7,665,759)   2010 - 2012
GET Q      5,803,151             --        10,737,374               --       (5,428,915)   2010
GET R      5,050,665             --         8,375,327               --          (53,208)   2010
GET S      8,493,546        882,851         8,823,532               --               --             --
GET T      7,883,527         31,601         8,443,617               --               --             --
GET U     11,161,762         21,324         8,470,271               --               --             --
GET V      3,462,763             --        (7,265,670)      (3,086,115)        (944,787)   2011 - 2012

NOTE 11 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
GET
FUNDS
SERIES D

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 5.6%
                     ADVERTISING: 0.0%
        670    @     Interpublic Group of Cos., Inc.           $     10,452
        390          Omnicom Group                                   34,059
                                                               ------------
                                                                     44,511
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
      1,300          Boeing Co.                                      54,782
        410          General Dynamics Corp.                          37,060
         80          Goodrich Corp.                                   2,375
        680          Lockheed Martin Corp.                           34,952
        290          Rockwell Collins, Inc.                           8,709
        970          United Technologies Corp.                       91,927
                                                               ------------
                                                                    229,805
                                                               ------------
                     AGRICULTURE: 0.1%
      3,150          Altria Group, Inc.                             171,423
        580          Monsanto Co.                                    16,692
        120          RJ Reynolds Tobacco Holdings, Inc.               6,978
                                                               ------------
                                                                    195,093
                                                               ------------
                     AIRLINES: 0.0%
        200          Delta Air Lines, Inc.                            2,362
        480          Southwest Airlines Co.                           7,747
                                                               ------------
                                                                     10,109
                                                               ------------
                     APPAREL: 0.0%
        210          Jones Apparel Group, Inc.                        7,398
        160          Liz Claiborne, Inc.                              5,674
        680          Nike, Inc.                                      46,553
         70          Reebok Intl. Ltd.                                2,752
                                                               ------------
                                                                     62,377
                                                               ------------
                     AUTO MANUFACTURERS: 0.1%
      4,700          Ford Motor Co.                                  75,200
      1,170          General Motors Corp.                            62,478
        300          Paccar, Inc.                                    25,536
                                                               ------------
                                                                    163,214
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
      1,350          Delphi Corp.                                    13,784
        130          Johnson Controls, Inc.                          15,095
                                                               ------------
                                                                     28,879
                                                               ------------
                     BANKS: 0.4%
        530          Amsouth Bancorp                                 12,985
      3,050          Bank of America Corp.                          245,311
      1,160          Bank of New York Co., Inc.                      38,419
      1,710          Bank One Corp.                                  77,959
        830          BB&T Corp.                                      32,071
        370          Charter One Financial, Inc.                     12,784
        120          Comerica, Inc.                                   6,727
        200          First Tennessee National Corp.                   8,820
      1,570          FleetBoston Financial Corp.                     68,531
        300          Huntington Bancshares, Inc.                      6,750
        670          Keycorp                                         19,644
        370          Marshall & Ilsley Corp.                         14,153
        670          Mellon Financial Corp.                          21,514
        950          National City Corp.                             32,243
        220          North Fork Bancorporation, Inc.                  8,903
        340          Northern Trust Corp.                            15,783
        440          PNC Financial Services Group, Inc.              24,081
        370          Regions Financial Corp.                         13,764
        710          SouthTrust Corp.                                23,238
        510          State Street Corp.                              26,561
        420          SunTrust Banks, Inc.                            30,030
        180          Synovus Financial Corp.                          5,206
        315          Union Planters Corp.                             9,919
      2,860          US Bancorp                                      85,171
      3,390          Wachovia Corp.                                 157,939
      2,540          Wells Fargo & Co.                              149,581

  Shares                                                          Value
---------------------------------------------------------------------------
        140          Zions Bancorporation                      $      8,586
                                                               ------------
                                                                  1,156,673
                                                               ------------
                     BEVERAGES: 0.1%
      1,310          Anheuser-Busch Cos., Inc.                       69,011
         90          Brown-Forman Corp.                               8,411
      3,810          Coca-Cola Co.                                  193,357
        700          Coca-Cola Enterprises, Inc.                     15,309
        460          Pepsi Bottling Group, Inc.                      11,123
      2,650          PepsiCo, Inc.                                  123,543
                                                               ------------
                                                                    420,754
                                                               ------------
                     BIOTECHNOLOGY: 0.1%
      2,048    @     Amgen, Inc.                                    126,566
        200    @     Biogen IDEC, Inc.                                7,356
        380    @     Chiron Corp.                                    21,656
        340    @     Genzyme Corp.                                   16,776
        160    @     Medimmune, Inc.                                  4,064
                                                               ------------
                                                                    176,418
                                                               ------------
                     BUILDING MATERIALS: 0.0%
         90    @     American Standard Cos., Inc.                     9,063
        720          Masco Corp.                                     19,735
        180          Vulcan Materials Co.                             8,563
                                                               ------------
                                                                     37,361
                                                               ------------
                     CHEMICALS: 0.1%
        380          Air Products & Chemicals, Inc.                  20,075
        100          Ashland, Inc.                                    4,406
      1,430          Dow Chemical Co.                                59,444
        380          Ecolab, Inc.                                    10,401
        340          Engelhard Corp.                                 10,183
        130    @     Hercules, Inc.                                   1,586
         80          International Flavors & Fragrances, Inc.         2,794
        370          PPG Industries, Inc.                            23,687
        580          Praxair, Inc.                                   22,156
        410          Rohm & Haas Co.                                 17,511
        140          Sherwin-Williams Co.                             4,864
        120          Sigma-Aldrich Corp.                              6,862
                                                               ------------
                                                                    183,969
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
        270    @     Apollo Group, Inc.                              18,360
      2,700    @     Cendant Corp.                                   60,129
        310    @     Concord EFS, Inc.                                4,600
        160    @     Convergys Corp.                                  2,794
         50          Deluxe Corp.                                     2,067
        350          Equifax, Inc.                                    8,575
        370          H&R Block, Inc.                                 20,487
        190          McKesson Corp.                                   6,110
        240          Moody's Corp.                                   14,532
        720          Paychex, Inc.                                   26,784
        180    @     Robert Half Intl., Inc.                          4,201
         90          RR Donnelley & Sons Co.                          2,714
                                                               ------------
                                                                    171,353
                                                               ------------
                     COMPUTERS: 0.3%
        740    @     Apple Computer, Inc.                            15,814
        290    @     Computer Sciences Corp.                         12,827
      5,260    @     Dell, Inc.                                     178,630
        740          Electronic Data Systems Corp.                   18,160
      5,760    @     EMC Corp.                                       74,419
        540    @     Gateway, Inc.                                    2,484
      4,534          Hewlett-Packard Co.                            104,146
      2,630          International Business Machines Corp.          243,747
        360    @     Lexmark Intl., Inc.                             28,310
        870    @     Network Appliance, Inc.                         17,861
      5,040    @     Sun Microsystems, Inc.                          22,630
        180    @     Sungard Data Systems, Inc.                       4,988

                 See Accompanying Notes to Financial Statements

ING
GET
FUNDS
SERIES D

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
        550    @     Unisys Corp.                              $      8,168
                                                               ------------
                                                                    732,184
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.1%
         50          Alberto-Culver Co.                               3,154
        360          Avon Products, Inc.                             24,296
        790          Colgate-Palmolive Co.                           39,540
      2,680          Gillette Co.                                    98,436
      1,030          Kimberly-Clark Corp.                            60,863
      1,970          Procter & Gamble Co.                           196,764
                                                               ------------
                                                                    423,053
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        140          WW Grainger, Inc.                                6,635
                                                               ------------
                                                                      6,635
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.6%
      1,930          American Express Co.                            93,084
        250          Bear Stearns Cos., Inc.                         19,988
        610          Capital One Financial Corp.                     37,387
      2,020          Charles Schwab Corp.                            23,917
      7,833          Citigroup, Inc.                                380,213
        467          Countrywide Financial Corp.                     35,397
      1,470          Fannie Mae                                     110,338
        180          Federated Investors, Inc.                        5,285
        390          Franklin Resources, Inc.                        20,303
      1,090          Freddie Mac                                     63,569
        700          Goldman Sachs Group, Inc.                       69,111
      5,330          JP Morgan Chase & Co.                          195,770
        550          Lehman Brothers Holdings, Inc.                  42,471
      1,925          MBNA Corp.                                      47,836
      2,390          Merrill Lynch & Co., Inc.                      140,173
      2,190          Morgan Stanley                                 126,735
        350    @     Providian Financial Corp.                        4,074
        700          SLM Corp.                                       26,376
        170          T Rowe Price Group, Inc.                         8,060
                                                               ------------
                                                                  1,450,087
                                                               ------------
                     ELECTRIC: 0.1%
        920    @     AES Corp.                                        8,685
        230          Ameren Corp.                                    10,580
        620          American Electric Power Co., Inc.               18,916
        820          Centerpoint Energy, Inc.                         7,946
        280          Cinergy Corp.                                   10,867
        150          Consolidated Edison, Inc.                        6,452
        350          Constellation Energy Group, Inc.                13,706
        201          Dominion Resources, Inc.                        12,830
        580          Duke Energy Corp.                               11,861
        930          Edison Intl.                                    20,395
        360          Entergy Corp.                                   20,566
        510          Exelon Corp.                                    33,843
        520          FirstEnergy Corp.                               18,304
        280          FPL Group, Inc.                                 18,318
        510          NiSource, Inc.                                  11,189
        650    @     PG&E Corp.                                      18,051
        160          Pinnacle West Capital Corp.                      6,403
        270          PPL Corp.                                       11,813
        370          Progress Energy, Inc.                           16,746
        350          Public Service Enterprise Group, Inc.           15,330
      1,180          Southern Co.                                    35,694
        790          TXU Corp.                                       18,739
        610          Xcel Energy, Inc.                               10,358
                                                               ------------
                                                                    357,592
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        290          American Power Conversion                        7,091
        650          Emerson Electric Co.                            42,087
        310          Molex, Inc.                                     10,816
                                                               ------------
                                                                     59,994
                                                               ------------
                     ELECTRONICS: 0.0%
        720    @     Agilent Technologies, Inc.                      21,052
        360          Applera Corp. -- Applied Biosystems
                      Group                                           7,456

  Shares                                                          Value
---------------------------------------------------------------------------
        270    @     Jabil Circuit, Inc.                       $      7,641
        200          Parker Hannifin Corp.                           11,900
        200          PerkinElmer, Inc.                                3,414
      1,370    @     Sanmina-SCI Corp.                               17,276
      1,220    @     Solectron Corp.                                  7,210
        330          Symbol Technologies, Inc.                        5,574
         80          Tektronix, Inc.                                  2,528
        280    @     Thermo Electron Corp.                            7,056
                                                               ------------
                                                                     91,107
                                                               ------------
                     ENTERTAINMENT: 0.0%
        440          International Game Technology                   15,708
                                                               ------------
                                                                     15,708
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        230    @     Allied Waste Industries, Inc.                    3,192
        930          Waste Management, Inc.                          27,528
                                                               ------------
                                                                     30,720
                                                               ------------
                     FOOD: 0.1%
      1,031          Archer-Daniels-Midland Co.                      15,692
        650          Campbell Soup Co.                               17,420
      1,060          Conagra Foods, Inc.                             27,973
        560          General Mills, Inc.                             25,368
         80          Hershey Foods Corp.                              6,159
        550          HJ Heinz Co.                                    20,037
        630          Kellogg Co.                                     23,990
      1,180    @     Kroger Co.                                      21,842
        150          McCormick & Co., Inc.                            4,515
        270    @     Safeway, Inc.                                    5,916
      1,190          Sara Lee Corp.                                  25,835
        310          Supervalu, Inc.                                  8,863
      1,030          Sysco Corp.                                     38,346
        120          Winn-Dixie Stores, Inc.                          1,194
        370          WM Wrigley Jr Co.                               20,798
                                                               ------------
                                                                    263,948
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
         50          Boise Cascade Corp.                              1,643
        420          Georgia-Pacific Corp.                           12,881
        830          International Paper Co.                         35,782
         90    @     Louisiana-Pacific Corp.                          1,609
        340          MeadWestvaco Corp.                              10,115
         80          Temple-Inland, Inc.                              5,014
        340          Weyerhaeuser Co.                                21,760
                                                               ------------
                                                                     88,804
                                                               ------------
                     GAS: 0.0%
        260          KeySpan Corp.                                    9,568
         50          Peoples Energy Corp.                             2,102
        460          Sempra Energy                                   13,828
                                                               ------------
                                                                     25,498
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        120          Black & Decker Corp.                             5,919
        110          Snap-On, Inc.                                    3,546
         90          Stanley Works                                    3,408
                                                               ------------
                                                                     12,873
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.2%
         40          Bausch & Lomb, Inc.                              2,076
      1,040          Baxter Intl., Inc.                              31,741
        420          Becton Dickinson & Co.                          17,279
        390          Biomet, Inc.                                    14,200
      1,680    @     Boston Scientific Corp.                         61,757
        110          CR Bard, Inc.                                    8,938
        810          Guidant Corp.                                   48,762
      4,480          Johnson & Johnson                              231,436
      1,860          Medtronic, Inc.                                 90,414
        280    @     St. Jude Medical, Inc.                          17,178
        310          Stryker Corp.                                   26,353

                 See Accompanying Notes to Financial Statements

ING
GET
FUNDS
SERIES D

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
        390    @     Zimmer Holdings, Inc.                     $     27,456
                                                               ------------
                                                                    577,590
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.1%
        280    @     Anthem, Inc.                                    21,000
        390    @     Humana, Inc.                                     8,912
        160          Manor Care, Inc.                                 5,531
      1,540          UnitedHealth Group, Inc.                        89,597
        390    @     WellPoint Health Networks                       37,826
                                                               ------------
                                                                    162,866
                                                               ------------
                     HOME BUILDERS: 0.0%
         80          Centex Corp.                                     8,613
         70          KB Home                                          5,076
         60          Pulte Homes, Inc.                                5,617
                                                               ------------
                                                                     19,306
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        180          Leggett & Platt, Inc.                            3,893
        120          Whirlpool Corp.                                  8,718
                                                               ------------
                                                                     12,611
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
        310          Clorox Co.                                      15,054
        220          Fortune Brands, Inc.                            15,727
         50          Tupperware Corp.                                   867
                                                               ------------
                                                                     31,648
                                                               ------------
                     INSURANCE: 0.3%
        410    @@    ACE Ltd.                                        16,982
        810          Aflac, Inc.                                     29,306
      1,120          Allstate Corp.                                  48,182
        170          Ambac Financial Group, Inc.                     11,796
      3,940          American Intl. Group                           261,143
        180          AON Corp.                                        4,309
        280          Chubb Corp.                                     19,068
        300          Cigna Corp.                                     17,250
        180          Cincinnati Financial Corp.                       7,538
        420          Hartford Financial Services Group, Inc.         24,793
        230          Jefferson-Pilot Corp.                           11,650
        460          John Hancock Financial Services, Inc.           17,250
        280          Lincoln National Corp.                          11,304
        320          Marsh & McLennan Cos., Inc.                     15,325
        310          MBIA, Inc.                                      18,361
      1,160          Metlife, Inc.                                   39,057
        160          MGIC Investment Corp.                            9,110
        490          Principal Financial Group                       16,204
        450          Progressive Corp.                               37,616
        810          Prudential Financial, Inc.                      33,834
        340          Safeco Corp.                                    13,236
        380          St. Paul Cos.                                   15,067
        190          Torchmark Corp.                                  8,653
      1,573          Travelers Property Casualty Corp.               26,694
        220    @@    XL Capital Ltd.                                 17,061
                                                               ------------
                                                                    730,789
                                                               ------------
                     INTERNET: 0.0%
        980    @     eBay, Inc.                                      63,299
        220    @     Monster Worldwide, Inc.                          4,831
        740    @     Symantec Corp.                                  25,641
        990    @     Yahoo!, Inc.                                    44,718
                                                               ------------
                                                                    138,489
                                                               ------------
                     IRON/STEEL: 0.0%
        120          Nucor Corp.                                      6,720
                                                               ------------
                                                                      6,720
                                                               ------------
                     LEISURE TIME: 0.0%
        110          Brunswick Corp.                                  3,501
        380          Carnival Corp.                                  15,097
        470          Harley-Davidson, Inc.                           22,340
                                                               ------------
                                                                     40,938
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     LODGING: 0.0%
        150          Harrah's Entertainment, Inc.              $      7,466
        560          Hilton Hotels Corp.                              9,593
        150          Marriott Intl., Inc.                             6,930
        300          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           10,790
                                                               ------------
                                                                     34,779
                                                               ------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        540          Caterpillar, Inc.                               44,831
                                                               ------------
                                                                     44,831
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
        620          Deere & Co.                                     40,331
        310          Dover Corp.                                     12,323
        500          Rockwell Automation, Inc.                       17,800
                                                               ------------
                                                                     70,454
                                                               ------------
                     MEDIA: 0.2%
      3,380    @     Comcast Corp.                                  111,101
         80          Dow Jones & Co., Inc.                            3,988
        410          Gannett Co., Inc.                               36,556
         80          Knight-Ridder, Inc.                              6,190
        390          McGraw-Hill Cos., Inc.                          27,269
        110          Meredith Corp.                                   5,369
        230          New York Times Co.                              10,992
      6,990    @     Time Warner, Inc.                              125,749
        470          Tribune Co.                                     24,252
      2,648          Viacom, Inc.                                   117,518
      3,180          Walt Disney Co.                                 74,189
                                                               ------------
                                                                    543,173
                                                               ------------
                     MINING: 0.0%
      1,310          Alcoa, Inc.                                     49,781
        370          Freeport-McMoRan Copper & Gold, Inc.            15,588
        710          Newmont Mining Corp.                            34,513
        160    @     Phelps Dodge Corp.                              12,174
                                                               ------------
                                                                    112,056
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.3%
      2,000          3M Co.                                         170,060
         80          Cooper Industries Ltd.                           4,634
         60          Crane Co.                                        1,844
        310          Danaher Corp.                                   28,443
        440          Eastman Kodak Co.                               11,295
         90          Eaton Corp.                                      9,718
     15,250          General Electric Co.                           472,445
      1,300          Honeywell Intl., Inc.                           43,459
        480          Illinois Tool Works, Inc.                       40,277
        250    @@    Ingersoll-Rand Co.                              16,970
        140          ITT Industries, Inc.                            10,389
        120          Pall Corp.                                       3,220
        170          Textron, Inc.                                    9,700
      3,040    @@    Tyco Intl. Ltd.                                 80,560
                                                               ------------
                                                                    903,014
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
        330          Pitney Bowes, Inc.                              13,405
      1,550    @     Xerox Corp.                                     21,390
                                                               ------------
                                                                     34,795
                                                               ------------
                     OIL AND GAS: 0.3%
        130          Amerada Hess Corp.                               6,912
        400          Anadarko Petroleum Corp.                        20,404
         94          Apache Corp.                                     7,623
        310          Burlington Resources, Inc.                      17,168
      2,200          ChevronTexaco Corp.                            190,058
      1,393          ConocoPhillips                                  91,339
        610          Devon Energy Corp.                              34,929
        120          EOG Resources, Inc.                              5,540
     10,200          Exxon Mobil Corp.                              418,199
        100          Kerr-McGee Corp.                                 4,649
        650          Marathon Oil Corp.                              21,509

                 See Accompanying Notes to Financial Statements

ING
GET
FUNDS
SERIES D

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
        190  @, @@   Nabors Industries Ltd.                    $      7,885
        220    @     Noble Corp.                                      7,872
        970          Occidental Petroleum Corp.                      40,973
        210          Sunoco, Inc.                                    10,742
        370    @     Transocean, Inc.                                 8,884
        340          Unocal Corp.                                    12,522
                                                               ------------
                                                                    907,208
                                                               ------------
                     OIL AND GAS SERVICES: 0.0%
        240    @     BJ Services Co.                                  8,616
        270          Halliburton Co.                                  7,020
                                                               ------------
                                                                     15,636
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
         90          Ball Corp.                                       5,361
         50          Bemis Co.                                        2,500
        180    @     Pactiv Corp.                                     4,302
        230    @     Sealed Air Corp.                                12,453
                                                               ------------
                                                                     24,616
                                                               ------------
                     PHARMACEUTICALS: 0.4%
      2,450          Abbott Laboratories                            114,170
        200          Allergan, Inc.                                  15,362
      1,240          Bristol-Myers Squibb Co.                        35,464
      1,760          Eli Lilly & Co.                                123,781
        120    @     Express Scripts, Inc.                            7,972
        220    @     Forest Laboratories, Inc.                       13,596
        480    @     King Pharmaceuticals, Inc.                       7,325
        547    @     Medco Health Solutions, Inc.                    18,593
      3,520          Merck & Co., Inc.                              162,623
     11,795          Pfizer, Inc.                                   416,716
        130    @     Watson Pharmaceuticals, Inc.                     5,980
      2,110          Wyeth                                           89,570
                                                               ------------
                                                                  1,011,152
                                                               ------------
                     PIPELINES: 0.0%
        150          Kinder Morgan, Inc.                              8,865
      1,070          Williams Cos., Inc.                             10,507
                                                               ------------
                                                                     19,372
                                                               ------------
                     REAL ESTATE: 0.0%
        630          Equity Office Properties Trust                  18,049
        400          Equity Residential                              11,804
        290          Simon Property Group, Inc.                      13,439
                                                               ------------
                                                                     43,292
                                                               ------------
                     RETAIL: 0.5%
        630    @     Autonation, Inc.                                11,573
        590    @     Bed Bath & Beyond, Inc.                         25,577
        850          Best Buy Co., Inc.                              44,404
        150    @     Big Lots, Inc.                                   2,132
        960    @     Costco Wholesale Corp.                          35,693
        590          CVS Corp.                                       21,311
        185          Darden Restaurants, Inc.                         3,892
        830          Dollar General Corp.                            17,422
        270          Family Dollar Stores                             9,688
        410          Federated Department Stores                     19,323
      2,310          Gap, Inc.                                       53,615
      5,890          Home Depot, Inc.                               209,035
        310          JC Penney Co., Inc.                              8,147
      1,070          Limited Brands                                  19,292
      1,170          Lowe's Cos., Inc.                               64,806
        480          May Department Stores Co.                       13,954
      3,250          McDonald's Corp.                                80,698
        220          Nordstrom, Inc.                                  7,546
        800    @     Office Depot, Inc.                              13,368
        430          RadioShack Corp.                                13,192
        440          Sears Roebuck And Co.                           20,016
      1,250    @     Staples, Inc.                                   34,125
      1,050    @     Starbucks Corp.                                 34,713
        220          Tiffany & Co.                                    9,944

  Shares                                                          Value
---------------------------------------------------------------------------
        310          TJX Cos., Inc.                            $      6,836
        210    @     Toys R US, Inc.                                  2,654
      6,640          Wal-Mart Stores, Inc.                          352,251
      2,090          Walgreen Co.                                    76,034
        260          Wendy's Intl., Inc.                             10,202
        610    @     Yum! Brands, Inc.                               20,984
                                                               ------------
                                                                  1,242,427
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
        230          Golden West Financial Corp.                     23,734
      1,440          Washington Mutual, Inc.                         57,773
                                                               ------------
                                                                     81,507
                                                               ------------
                     SEMICONDUCTORS: 0.3%
      1,000    @     Altera Corp.                                    22,700
        580    @     Analog Devices, Inc.                            26,477
      3,410    @     Applied Materials, Inc.                         76,554
        740    @     Applied Micro Circuits Corp.                     4,425
        180    @     Broadcom Corp.                                   6,136
     13,300          Intel Corp.                                    428,259
        480          Linear Technology Corp.                         20,194
        660    @     LSI Logic Corp.                                  5,854
        810          Maxim Integrated Products                       40,338
        300    @     National Semiconductor Corp.                    11,823
        230    @     Novellus Systems, Inc.                           9,672
        330    @     Nvidia Corp.                                     7,673
        140    @     Qlogic Corp.                                     7,224
        300    @     Teradyne, Inc.                                   7,635
      2,560          Texas Instruments, Inc.                         75,213
        540    @     Xilinx, Inc.                                    20,920
                                                               ------------
                                                                    771,097
                                                               ------------
                     SOFTWARE: 0.3%
        600          Adobe Systems, Inc.                             23,580
        310          Autodesk, Inc.                                   7,620
        960          Automatic Data Processing                       38,026
        200    @     BMC Software, Inc.                               3,730
        410    @     Citrix Systems, Inc.                             8,696
        830          Computer Associates Intl., Inc.                 22,692
        480    @     Compuware Corp.                                  2,899
        440    @     Electronic Arts, Inc.                           21,023
      1,130          First Data Corp.                                46,432
        310    @     Fiserv, Inc.                                    12,248
        620          IMS Health, Inc.                                15,413
        330    @     Intuit, Inc.                                    17,460
        130    @     Mercury Interactive Corp.                        6,323
     16,400          Microsoft Corp.                                451,657
        620    @     Novell, Inc.                                     6,522
      7,670    @     Oracle Corp.                                   101,244
        500    @     Peoplesoft, Inc.                                11,400
      1,210    @     Siebel Systems, Inc.                            16,783
      1,080    @     Veritas Software Corp.                          40,133
                                                               ------------
                                                                    853,881
                                                               ------------
                     TELECOMMUNICATIONS: 0.3%
        480          Alltel Corp.                                    22,358
      1,256          AT&T Corp.                                      25,497
      1,660    @     AT&T Wireless Services, Inc.                    13,263
        990    @     Avaya, Inc.                                     12,811
      3,750          Bellsouth Corp.                                106,125
        220          CenturyTel, Inc.                                 7,176
        450    @     Ciena Corp.                                      2,988
     10,680    @     Cisco Systems, Inc.                            259,416
        330    @     Comverse Technology, Inc.                        5,805
      2,060    @     Corning, Inc.                                   21,486
      3,400          Motorola, Inc.                                  47,838
      2,900    @     Nextel Communications, Inc.                     81,374
      1,160          Qualcomm, Inc.                                  62,559
      4,970          SBC Communications, Inc.                       129,568
        370          Scientific-Atlanta, Inc.                        10,101
      1,380          Sprint Corp.-FON Group                          22,660
        350    @     Tellabs, Inc.                                    2,951

                 See Accompanying Notes to Financial Statements

ING
GET
FUNDS
SERIES D

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TELECOMMUNICATIONS (CONTINUED)
      4,250          Verizon Communications, Inc.              $    149,090
                                                               ------------
                                                                    983,066
                                                               ------------
                     TEXTILES: 0.0%
        100          Cintas Corp.                                     5,013
                                                               ------------
                                                                      5,013
                                                               ------------
                     TOYS/GAMES/HOBBIES: 0.0%
        400          Hasbro, Inc.                                     8,512
        900          Mattel, Inc.                                    17,343
                                                               ------------
                                                                     25,855
                                                               ------------
                     TRANSPORTATION: 0.1%
        540          Burlington Northern Santa Fe Corp.              17,469
        470          FedEx Corp.                                     31,725
        620          Norfolk Southern Corp.                          14,663
         60          Ryder System, Inc.                               2,049
        150          Union Pacific Corp.                             10,422
      1,710          United Parcel Service, Inc.                    127,481
                                                               ------------
                                                                    203,809
                                                               ------------
                     Total Common Stock
                      (Cost $14,049,249)                         16,090,709
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 48.7%
                     FEDERAL HOME LOAN BANK: 10.5%
$ 5,000,000          3.750%, due 04/15/04                         5,037,880
 25,000,000          5.250%, due 02/13/04                        25,115,500
                                                               ------------
                                                                 30,153,380
                                                               ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 11.0%
  1,000,000          3.250%, due 01/15/04                         1,000,776
 30,470,000          5.000%, due 01/15/04                        30,512,780
                                                               ------------
                                                                 31,513,556
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 27.2%
 50,000,000          5.130%, due 02/13/04                        50,228,549
  3,750,000          1.130%, due 01/15/04                         3,748,238
  3,591,000          1.130%, due 01/15/04                         3,589,312
 18,234,000          1.240%, due 02/25/04                        18,198,900
  2,538,000          1.210%, due 03/15/04                         2,531,637
                                                               ------------
                                                                 78,296,636
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $139,480,397)                       139,963,572
                                                               ------------
U.S. TREASURY OBLIGATIONS: 25.4%
                     U.S. TREASURY STRIP 11.8%
 33,992,000          0.890%, due 02/15/04                        33,953,419
                                                               ------------
                                                                 33,953,419
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     U.S. TREASURY NOTES: 13.6%
$39,000,000          3.000%, due 01/31/04                      $ 39,073,164
                                                               ------------
                                                                 39,073,164
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $72,989,296)                         73,026,583
                                                               ------------
OTHER BONDS: 8.7%
                     SOVEREIGN: 8.7%
 10,000,000          Israel Government Aid Bond,
                      1.080%, due 02/15/04                        9,986,210
 15,158,000          Israel Trust, 1.400%, due 05/15/04          15,078,299
                                                               ------------
                     Total Other Bonds
                      (Cost $24,922,678)                         25,064,509
                                                               ------------
                     Total Long-Term Investments
                      (Cost $251,441,620)                       254,145,373
SHORT-TERM INVESTMENTS: 10.7%
                     REPURCHASE AGREEMENT: 10.7%
 31,038,000          Morgan Stanley Repurchase Agreement,
                      dated 12/31/03, 0.970% due 01/02/04,
                      $31,039,673 to be received upon
                      repurchase (Collateralized by various
                      U.S. Government Agency Obligations,
                      5.250%-6.625%, Market Value 31,660,708,
                      due 04/15/07-09/15/09)                     31,038,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $31,038,000)                         31,038,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $282,479,620)*                      99.1% $285,183,373
              OTHER ASSETS AND LIABILITIES-NET            0.9     2,490,423
                                                       ------  ------------
              NET ASSETS                                100.0% $287,673,796
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $283,754,250. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $1,523,263
      Gross Unrealized Depreciation                                  (94,140)
                                                                  ----------
      Net Unrealized Appreciation                                 $1,429,123
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES E

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 8.3%
                     ADVERTISING: 0.0%
      1,300    @     Interpublic Group of Cos., Inc.           $     20,280
        700          Omnicom Group                                   61,131
                                                               ------------
                                                                     81,411
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
      2,250          Boeing Co.                                      94,815
        750          General Dynamics Corp.                          67,793
        150          Goodrich Corp.                                   4,454
      1,210          Lockheed Martin Corp.                           62,194
        650          Rockwell Collins, Inc.                          19,520
      1,700          United Technologies Corp.                      161,108
                                                               ------------
                                                                    409,884
                                                               ------------
                     AGRICULTURE: 0.1%
      5,440          Altria Group, Inc.                             296,044
      1,150          Monsanto Co.                                    33,097
        250          RJ Reynolds Tobacco Holdings, Inc.              14,538
                                                               ------------
                                                                    343,679
                                                               ------------
                     AIRLINES: 0.0%
        850          Southwest Airlines Co.                          13,719
                                                               ------------
                                                                     13,719
                                                               ------------
                     APPAREL: 0.0%
        530          Jones Apparel Group, Inc.                       18,672
        450          Liz Claiborne, Inc.                             15,957
      1,200          Nike, Inc.                                      82,152
        250          Reebok Intl. Ltd.                                9,830
                                                               ------------
                                                                    126,611
                                                               ------------
                     AUTO MANUFACTURERS: 0.1%
      8,210          Ford Motor Co.                                 131,360
      2,050          General Motors Corp.                           109,470
        500          Paccar, Inc.                                    42,560
                                                               ------------
                                                                    283,390
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
      2,290          Delphi Corp.                                    23,381
        250          Johnson Controls, Inc.                          29,030
                                                               ------------
                                                                     52,411
                                                               ------------
                     BANKS: 0.7%
        900          Amsouth BanCorp.                                22,050
      5,350          Bank of America Corp.                          430,300
      2,050          Bank of New York Co., Inc.                      67,896
      2,950          Bank One Corp.                                 134,491
      1,450          BB&T Corp.                                      56,028
        707          Charter One Financial, Inc.                     24,427
        200          Comerica, Inc.                                  11,212
        400          First Tennessee National Corp.                  17,640
      2,800          FleetBoston Financial Corp.                    122,220
        800          Huntington Bancshares, Inc.                     18,000
      1,250          KeyCorp.                                        36,650
        600          Marshall & Ilsley Corp.                         22,950
      1,050          Mellon Financial Corp.                          33,716
      1,650          National City Corp.                             56,001
        400          North Fork Bancorporation, Inc.                 16,188
        600          Northern Trust Corp.                            27,852
        750          PNC Financial Services Group, Inc.              41,048
        550          Regions Financial Corp.                         20,460
      1,230          SouthTrust Corp.                                40,258
      1,000          State Street Corp.                              52,080
        750          SunTrust Banks, Inc.                            53,625
        350          Synovus Financial Corp.                         10,122
        590          Union Planters Corp.                            18,579
      5,235          US BanCorp.                                    155,898
      5,950          Wachovia Corp.                                 277,210
      4,500          Wells Fargo & Co.                              265,004
        300          Zions Bancorporation                            18,399
                                                               ------------
                                                                  2,050,304
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.2%
      2,200          Anheuser-Busch Cos., Inc.                 $    115,896
        150          Brown-Forman Corp.                              14,018
      6,600          Coca-Cola Co.                                  334,949
      1,250          Coca-Cola Enterprises, Inc.                     27,338
        800          Pepsi Bottling Group, Inc.                      19,344
      4,700          PepsiCo, Inc.                                  219,114
                                                               ------------
                                                                    730,659
                                                               ------------
                     BIOTECHNOLOGY: 0.1%
      3,576    @     Amgen, Inc.                                    220,996
        350    @     Biogen IDEC, Inc.                               12,873
        650    @     Chiron Corp.                                    37,044
        550    @     Genzyme Corp.                                   27,137
        250    @     Medimmune, Inc.                                  6,350
                                                               ------------
                                                                    304,400
                                                               ------------
                     BUILDING MATERIALS: 0.0%
        200    @     American Standard Cos., Inc.                    20,140
      1,200          Masco Corp.                                     32,892
        250          Vulcan Materials Co.                            11,893
                                                               ------------
                                                                     64,925
                                                               ------------
                     CHEMICALS: 0.1%
        700          Air Products & Chemicals, Inc.                  36,981
        200          Ashland, Inc.                                    8,812
      2,700          Dow Chemical Co.                               112,238
        650          Ecolab, Inc.                                    17,791
        400          Engelhard Corp.                                 11,980
        320          International Flavors & Fragrances, Inc.        11,174
        650          PPG Industries, Inc.                            41,613
      1,000          Praxair, Inc.                                   38,200
        650          Rohm & Haas Co.                                 27,762
        450          Sherwin-Williams Co.                            15,633
        250          Sigma-Aldrich Corp.                             14,295
                                                               ------------
                                                                    336,479
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
        450    @     Apollo Group, Inc.                              30,600
      4,700    @     Cendant Corp.                                  104,668
        550    @     Concord EFS, Inc.                                8,162
        300    @     Convergys Corp.                                  5,238
        130          Deluxe Corp.                                     5,373
        400          Equifax, Inc.                                    9,800
        640          H&R Block, Inc.                                 35,437
        300          McKesson Corp.                                   9,648
        400          Moody's Corp.                                   24,220
      1,250          Paychex, Inc.                                   46,500
        700    @     Robert Half Intl., Inc.                         16,338
        350          RR Donnelley & Sons Co.                         10,553
                                                               ------------
                                                                    306,537
                                                               ------------
                     COMPUTERS: 0.4%
      1,550    @     Apple Computer, Inc.                            33,124
        500    @     Computer Sciences Corp.                         22,115
      9,300    @     Dell, Inc.                                     315,828
      1,250          Electronic Data Systems Corp.                   30,675
     10,200    @     EMC Corp.                                      131,784
        950    @     Gateway, Inc.                                    4,370
      8,242          Hewlett-Packard Co.                            189,319
      4,650          International Business Machines Corp.          430,961
        510    @     Lexmark Intl., Inc.                             40,106
        250    @     NCR Corp.                                        9,700
      1,500    @     Network Appliance, Inc.                         30,795
      8,900    @     Sun Microsystems, Inc.                          39,961
        300    @     Sungard Data Systems, Inc.                       8,313
        950    @     Unisys Corp.                                    14,108
                                                               ------------
                                                                  1,301,159
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES E

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 0.2%
        210          Alberto-Culver Co.                        $     13,247
        650          Avon Products, Inc.                             43,869
      1,400          Colgate-Palmolive Co.                           70,070
      4,750          Gillette Co.                                   174,467
      1,850          Kimberly-Clark Corp.                           109,317
      3,450          Procter & Gamble Co.                           344,585
                                                               ------------
                                                                    755,555
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        250          WW Grainger, Inc.                               11,848
                                                               ------------
                                                                     11,848
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.8%
      3,500          American Express Co.                           168,805
        430          Bear Stearns Cos., Inc.                         34,379
      1,070          Capital One Financial Corp.                     65,580
      3,550          Charles Schwab Corp.                            42,032
     13,870          Citigroup, Inc.                                673,249
        800          Countrywide Financial Corp.                     60,680
      2,540          Fannie Mae                                     190,652
        300          Federated Investors, Inc.                        8,808
        650          Franklin Resources, Inc.                        33,839
      1,840          Freddie Mac                                    107,309
      1,300          Goldman Sachs Group, Inc.                      128,349
      9,330          JP Morgan Chase & Co.                          342,690
      1,000          Lehman Brothers Holdings, Inc.                  77,220
      3,395          MBNA Corp.                                      84,366
      4,350          Merrill Lynch & Co., Inc.                      255,128
      3,900          Morgan Stanley                                 225,693
        640    @     Providian Financial Corp.                        7,450
      1,350          SLM Corp.                                       50,868
        300          T Rowe Price Group, Inc.                        14,223
                                                               ------------
                                                                  2,571,320
                                                               ------------
                     ELECTRIC: 0.2%
      1,700    @     AES Corp.                                       16,048
        450          Ameren Corp.                                    20,700
        920          American Electric Power Co., Inc.               28,069
        760          Centerpoint Energy, Inc.                         7,364
        570          Cinergy Corp.                                   22,122
        250          Consolidated Edison, Inc.                       10,753
        500          Constellation Energy Group, Inc.                19,580
        356          Dominion Resources, Inc.                        22,723
      1,000          Duke Energy Corp.                               20,450
      1,600          Edison Intl                                     35,088
        680          Entergy Corp.                                   38,848
        900          Exelon Corp.                                    59,724
        900          FirstEnergy Corp.                               31,680
        550          FPL Group, Inc.                                 35,981
        650          NiSource, Inc.                                  14,261
      1,170    @     PG&E Corp.                                      32,491
        300          Pinnacle West Capital Corp.                     12,006
        440          PPL Corp.                                       19,250
        650          Progress Energy, Inc.                           29,419
        600          Public Service Enterprise Group, Inc.           26,280
      2,050          Southern Co.                                    62,013
      1,400          TXU Corp.                                       33,208
      1,500          Xcel Energy, Inc.                               25,470
                                                               ------------
                                                                    623,528
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        800          American Power Conversion                       19,560
      1,150          Emerson Electric Co.                            74,463
        600          Molex, Inc.                                     20,934
                                                               ------------
                                                                    114,957
                                                               ------------
                     ELECTRONICS: 0.0%
      1,250    @     Agilent Technologies, Inc.                      36,549
        900          Applera Corp. -- Applied Biosystems
                      Group                                          18,639
        450    @     Jabil Circuit, Inc.                             12,735
        300          Parker Hannifin Corp.                           17,850

  Shares                                                          Value
---------------------------------------------------------------------------
        500          PerkinElmer, Inc.                         $      8,535
      2,350    @     Sanmina-SCI Corp.                               29,634
      2,100    @     Solectron Corp.                                 12,411
        650          Symbol Technologies, Inc.                       10,979
        450    @     Thermo Electron Corp.                           11,340
                                                               ------------
                                                                    158,672
                                                               ------------
                     ENTERTAINMENT: 0.0%
      1,000          International Game Technology                   35,700
                                                               ------------
                                                                     35,700
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        600    @     Allied Waste Industries, Inc.                    8,328
      1,450          Waste Management, Inc.                          42,920
                                                               ------------
                                                                     51,248
                                                               ------------
                     FOOD: 0.1%
      1,628          Archer-Daniels-Midland Co.                      24,778
      1,200          Campbell Soup Co.                               32,160
      1,900          Conagra Foods, Inc.                             50,140
      1,000          General Mills, Inc.                             45,299
        150          Hershey Foods Corp.                             11,549
        950          HJ Heinz Co.                                    34,609
      1,000          Kellogg Co.                                     38,080
      1,950    @     Kroger Co.                                      36,095
        350          McCormick & Co., Inc.                           10,535
        500    @     Safeway, Inc.                                   10,955
      2,150          Sara Lee Corp.                                  46,676
        440          Supervalu, Inc.                                 12,580
      1,650          Sysco Corp.                                     61,429
        290          Winn-Dixie Stores, Inc.                          2,886
        550          WM Wrigley Jr Co.                               30,916
                                                               ------------
                                                                    448,687
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
        110          Boise Cascade Corp.                              3,615
        700          Georgia-Pacific Corp.                           21,469
      1,400          International Paper Co.                         60,353
        550    @     Louisiana-Pacific Corp.                          9,834
        600          MeadWestvaco Corp.                              17,850
        150          Temple-Inland, Inc.                              9,401
        600          Weyerhaeuser Co.                                38,400
                                                               ------------
                                                                    160,922
                                                               ------------
                     GAS: 0.0%
        400          KeySpan Corp.                                   14,720
         80          Peoples Energy Corp.                             3,363
        700          Sempra Energy                                   21,042
                                                               ------------
                                                                     39,125
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        330          Black & Decker Corp.                            16,276
        250          Snap-On, Inc.                                    8,060
        300          Stanley Works                                   11,361
                                                               ------------
                                                                     35,697
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.3%
        200          Bausch & Lomb, Inc.                             10,380
      1,800          Baxter Intl., Inc.                              54,936
        750          Becton Dickinson & Co.                          30,855
        700          Biomet, Inc.                                    25,487
      2,950    @     Boston Scientific Corp.                        108,442
        210          CR Bard, Inc.                                   17,063
      1,423          Guidant Corp.                                   85,665
      7,900          Johnson & Johnson                              408,113
      3,250          Medtronic, Inc.                                157,982
        470    @     St. Jude Medical, Inc.                          28,835
        500          Stryker Corp.                                   42,505
        700    @     Zimmer Holdings, Inc.                           49,280
                                                               ------------
                                                                  1,019,543
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES E

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES: 0.1%
        500    @     Anthem, Inc.                              $     37,500
        600    @     Humana, Inc.                                    13,710
        250          Manor Care, Inc.                                 8,643
      2,700          UnitedHealth Group, Inc.                       157,086
        680    @     WellPoint Health Networks                       65,953
                                                               ------------
                                                                    282,892
                                                               ------------
                     HOME BUILDERS: 0.0%
        150          Centex Corp.                                    16,147
        190          KB Home                                         13,779
         50          Pulte Homes, Inc.                                4,681
                                                               ------------
                                                                     34,607
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        550          Leggett & Platt, Inc.                           11,897
        350          Whirlpool Corp.                                 25,427
                                                               ------------
                                                                     37,324
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
        600          Clorox Co.                                      29,136
        450          Fortune Brands, Inc.                            32,171
                                                               ------------
                                                                     61,307
                                                               ------------
                     INSURANCE: 0.4%
        750    @@    ACE Ltd.                                        31,065
      1,400          Aflac, Inc.                                     50,652
      1,800          Allstate Corp.                                  77,435
        300          Ambac Financial Group, Inc.                     20,817
      7,000          American Intl. Group                           463,959
        350          AON Corp.                                        8,379
        650          Chubb Corp.                                     44,265
        560          Cigna Corp.                                     32,200
        450          Cincinnati Financial Corp.                      18,846
        750          Hartford Financial Services Group, Inc.         44,273
        400          Jefferson-Pilot Corp.                           20,260
        900          John Hancock Financial Services, Inc.           33,750
        450          Lincoln National Corp.                          18,167
        550          Marsh & McLennan Cos., Inc.                     26,340
        450          MBIA, Inc.                                      26,654
      2,050          Metlife, Inc.                                   69,023
        300          MGIC Investment Corp.                           17,082
        850          Principal Financial Group                       28,110
        800          Progressive Corp.                               66,871
      1,450          Prudential Financial, Inc.                      60,567
        400          Safeco Corp.                                    15,572
        650          St. Paul Cos                                    25,773
        350          Torchmark Corp.                                 15,939
      2,773          Travelers Property Casualty Corp.               47,058
        400    @@    XL Capital Ltd.                                 31,020
                                                               ------------
                                                                  1,294,077
                                                               ------------
                     INTERNET: 0.1%
      1,700    @     eBay, Inc.                                     109,803
        300    @     Monster Worldwide, Inc.                          6,588
      1,200    @     Symantec Corp.                                  41,580
      1,750    @     Yahoo!, Inc.                                    79,048
                                                               ------------
                                                                    237,019
                                                               ------------
                     IRON/STEEL: 0.0%
        200          Nucor Corp.                                     11,200
                                                               ------------
                                                                     11,200
                                                               ------------
                     LEISURE TIME: 0.0%
        240          Brunswick Corp.                                  7,639
        650          Carnival Corp.                                  25,825
        800          Harley-Davidson, Inc.                           38,024
        400          Sabre Holdings Corp.                             8,636
                                                               ------------
                                                                     80,124
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     LODGING: 0.0%
        260          Harrah's Entertainment, Inc.              $     12,940
      1,000          Hilton Hotels Corp.                             17,130
        250          Marriott Intl., Inc.                            11,550
        500          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           17,985
                                                               ------------
                                                                     59,605
                                                               ------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        850          Caterpillar, Inc.                               70,567
                                                               ------------
                                                                     70,567
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
      1,100          Deere & Co.                                     71,555
        500          Dover Corp.                                     19,875
        750          Rockwell Automation, Inc.                       26,700
                                                               ------------
                                                                    118,130
                                                               ------------
                     MEDIA: 0.3%
      5,950    @     Comcast Corp.                                  195,577
        200          Dow Jones & Co., Inc.                            9,970
        700          Gannett Co., Inc.                               62,412
        100          Knight-Ridder, Inc.                              7,737
        600          McGraw-Hill Cos., Inc.                          41,952
        200          Meredith Corp.                                   9,762
        400          New York Times Co.                              19,116
     12,100    @     Time Warner, Inc.                              217,678
        800          Tribune Co.                                     41,280
      4,700          Viacom, Inc.                                   208,586
      5,250          Walt Disney Co.                                122,483
                                                               ------------
                                                                    936,553
                                                               ------------
                     MINING: 0.1%
      2,300          Alcoa, Inc.                                     87,400
        650          Freeport-McMoRan Copper & Gold, Inc.            27,385
      1,100          Newmont Mining Corp.                            53,471
        300    @     Phelps Dodge Corp.                              22,827
                                                               ------------
                                                                    191,083
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.5%
      3,600          3M Co.                                         306,108
        250          Cooper Industries Ltd.                          14,483
        110          Crane Co.                                        3,381
        550          Danaher Corp.                                   50,463
        760          Eastman Kodak Co.                               19,509
        200          Eaton Corp.                                     21,596
     26,950          General Electric Co.                           834,910
      2,300          Honeywell Intl., Inc.                           76,889
        850          Illinois Tool Works, Inc.                       71,324
        500    @@    Ingersoll-Rand Co.                              33,940
        210          ITT Industries, Inc.                            15,584
        350          Pall Corp.                                       9,391
        430          Textron, Inc.                                   24,536
      5,400    @@    Tyco Intl. Ltd.                                143,100
                                                               ------------
                                                                  1,625,214
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
        750          Pitney Bowes, Inc.                              30,465
      2,100    @     Xerox Corp.                                     28,980
                                                               ------------
                                                                     59,445
                                                               ------------
                     OIL AND GAS: 0.5%
        230          Amerada Hess Corp.                              12,229
        850          Anadarko Petroleum Corp.                        43,359
        166          Apache Corp.                                    13,463
        540          Burlington Resources, Inc.                      29,905
      3,850          ChevronTexaco Corp.                            332,601
      2,469          ConocoPhillips                                 161,892
      1,050          Devon Energy Corp.                              60,123
        300          EOG Resources, Inc.                             13,851
     17,900          Exxon Mobil Corp.                              733,899
        250          Kerr-McGee Corp.                                11,623
      1,140          Marathon Oil Corp.                              37,723
        500  @, @@   Nabors Industries Ltd.                          20,750

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES E

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
        170    @     Noble Corp.                               $      6,083
      1,710          Occidental Petroleum Corp.                      72,230
        250          Sunoco, Inc.                                    12,788
        320    @     Transocean, Inc.                                 7,683
        780          Unocal Corp.                                    28,727
                                                               ------------
                                                                  1,598,929
                                                               ------------
                     OIL AND GAS SERVICES: 0.0%
        400    @     BJ Services Co.                                 14,360
        500          Halliburton Co.                                 13,000
                                                               ------------
                                                                     27,360
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
        180          Ball Corp.                                      10,723
        170          Bemis Co.                                        8,500
        440    @     Pactiv Corp.                                    10,516
        400    @     Sealed Air Corp.                                21,656
                                                               ------------
                                                                     51,395
                                                               ------------
                     PHARMACEUTICALS: 0.6%
      4,300          Abbott Laboratories                            200,380
        350          Allergan, Inc.                                  26,884
      2,150          Bristol-Myers Squibb Co.                        61,490
      3,150          Eli Lilly & Co.                                221,540
        200    @     Express Scripts, Inc.                           13,286
        380    @     Forest Laboratories, Inc.                       23,484
        953    @     King Pharmaceuticals, Inc.                      14,543
        952    @     Medco Health Solutions, Inc.                    32,358
      6,200          Merck & Co., Inc.                              286,440
     21,080          Pfizer, Inc.                                   744,755
        250    @     Watson Pharmaceuticals, Inc.                    11,500
      3,550          Wyeth                                          150,698
                                                               ------------
                                                                  1,787,358
                                                               ------------
                     PIPELINES: 0.0%
        350          Kinder Morgan, Inc.                             20,685
      1,400          Williams Cos., Inc.                             13,748
                                                               ------------
                                                                     34,433
                                                               ------------
                     REAL ESTATE: 0.0%
      1,000          Equity Office Properties Trust                  28,650
        700          Equity Residential                              20,657
        500          Simon Property Group, Inc.                      23,170
                                                               ------------
                                                                     72,477
                                                               ------------
                     RETAIL: 0.7%
      1,150    @     Autonation, Inc.                                21,126
      1,100    @     Bed Bath & Beyond, Inc.                         47,685
      1,500          Best Buy Co., Inc.                              78,360
        450    @     Big Lots, Inc.                                   6,395
      1,700    @     Costco Wholesale Corp.                          63,206
      1,050          CVS Corp.                                       37,926
        495          Darden Restaurants, Inc.                        10,415
      1,300          Dollar General Corp.                            27,287
        550          Family Dollar Stores                            19,734
        850          Federated Department Stores                     40,061
      4,070          Gap, Inc.                                       94,465
     10,390          Home Depot, Inc.                               368,740
        700          JC Penney Co., Inc.                             18,396
      1,900          Limited Brands                                  34,257
      2,130          Lowe's Cos., Inc.                              117,981
        800          May Department Stores Co.                       23,256
      5,700          McDonald's Corp.                               141,530
        400          Nordstrom, Inc.                                 13,720
      1,120    @     Office Depot, Inc.                              18,715
        730          RadioShack Corp.                                22,396
        750          Sears Roebuck And Co.                           34,118
      2,170    @     Staples, Inc.                                   59,241
      1,850    @     Starbucks Corp.                                 61,161
        400          Tiffany & Co.                                   18,080
        550          TJX Cos., Inc.                                  12,128
        750    @     Toys R US, Inc.                                  9,480

  Shares                                                          Value
---------------------------------------------------------------------------
     11,800          Wal-Mart Stores, Inc.                     $    625,989
      3,650          Walgreen Co.                                   132,786
        550          Wendy's Intl., Inc.                             21,582
      1,050    @     Yum! Brands, Inc.                               36,120
                                                               ------------
                                                                  2,216,336
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
        380          Golden West Financial Corp.                     39,212
      2,510          Washington Mutual, Inc.                        100,701
                                                               ------------
                                                                    139,913
                                                               ------------
                     SEMICONDUCTORS: 0.4%
      1,750    @     Altera Corp.                                    39,725
      1,050    @     Analog Devices, Inc.                            47,933
      6,050    @     Applied Materials, Inc.                        135,822
      1,500    @     Applied Micro Circuits Corp.                     8,970
        300    @     Broadcom Corp.                                  10,227
     23,750          Intel Corp.                                    764,749
        850          Linear Technology Corp.                         35,760
      1,200    @     LSI Logic Corp.                                 10,644
      1,400          Maxim Integrated Products                       69,720
        500    @     National Semiconductor Corp.                    19,705
        350    @     Novellus Systems, Inc.                          14,718
        550    @     Nvidia Corp.                                    12,788
        210    @     Qlogic Corp.                                    10,836
        550    @     Teradyne, Inc.                                  13,998
      4,750          Texas Instruments, Inc.                        139,554
      1,050    @     Xilinx, Inc.                                    40,677
                                                               ------------
                                                                  1,375,826
                                                               ------------
                     SOFTWARE: 0.4%
      1,050          Adobe Systems, Inc.                             41,265
        500          Autodesk, Inc.                                  12,290
      1,700          Automatic Data Processing                       67,337
        900    @     BMC Software, Inc.                              16,785
        750    @     Citrix Systems, Inc.                            15,908
      1,450          Computer Associates Intl., Inc.                 39,643
      1,300    @     Compuware Corp.                                  7,852
        800    @     Electronic Arts, Inc.                           38,224
      2,000          First Data Corp.                                82,180
        570    @     Fiserv, Inc.                                    22,521
      1,250          IMS Health, Inc.                                31,075
        500    @     Intuit, Inc.                                    26,455
        340    @     Mercury Interactive Corp.                       16,538
     29,300          Microsoft Corp.                                806,921
      1,100    @     Novell, Inc.                                    11,572
     14,100    @     Oracle Corp.                                   186,120
        800    @     Peoplesoft, Inc.                                18,240
      2,130    @     Siebel Systems, Inc.                            29,543
      1,800    @     Veritas Software Corp.                          66,888
                                                               ------------
                                                                  1,537,357
                                                               ------------
                     TELECOMMUNICATIONS: 0.6%
        800          Alltel Corp.                                    37,264
      2,100          AT&T Corp.                                      42,630
      2,950    @     AT&T Wireless Services, Inc.                    23,571
      1,750    @     Avaya, Inc.                                     22,645
      6,650          Bellsouth Corp.                                188,195
        450          CenturyTel, Inc.                                14,679
      1,550    @     Ciena Corp.                                     10,292
     18,800    @     Cisco Systems, Inc.                            456,651
        720    @     Comverse Technology, Inc.                       12,665
      3,050    @     Corning, Inc.                                   31,812
      5,950          Motorola, Inc.                                  83,717
      5,100    @     Nextel Communications, Inc.                    143,106
      2,050          Qualcomm, Inc.                                 110,557
      9,050          SBC Communications, Inc.                       235,933
        500          Scientific-Atlanta, Inc.                        13,650
      2,450          Sprint Corp.-FON Group                          40,229
      1,400    @     Tellabs, Inc.                                   11,802
      7,350          Verizon Communications, Inc.                   257,837
                                                               ------------
                                                                  1,737,235
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES E

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TEXTILES: 0.0%
        200          Cintas Corp.                              $     10,026
                                                               ------------
                                                                     10,026
                                                               ------------
                     TOYS/GAMES/HOBBIES: 0.0%
        600          Hasbro, Inc.                                    12,768
      2,070          Mattel, Inc.                                    39,889
                                                               ------------
                                                                     52,657
                                                               ------------
                     TRANSPORTATION: 0.1%
        950          Burlington Northern Santa Fe Corp.              30,733
        750          FedEx Corp.                                     50,625
      1,100          Norfolk Southern Corp.                          26,015
        300          Ryder System, Inc.                              10,245
        250          Union Pacific Corp.                             17,370
      3,000          United Parcel Service, Inc.                    223,650
                                                               ------------
                                                                    358,638
                                                               ------------
                     Total Common Stock
                      (Cost $24,764,348)                         28,531,457
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 41.4%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 18.3%
$63,790,000          1.310%, due 08/16/04                        63,262,967
                                                               ------------
                                                                 63,262,967
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.1%
 15,550,000          1.240%, due 02/25/04                        15,520,066
  7,092,000          1.280%, due 07/15/04                         7,042,611
  7,777,000          1.390%, due 07/24/04                         7,715,593
 50,000,000          1.460%, due 09/14/04                        49,482,651
                                                               ------------
                                                                 79,760,921
                                                               ------------
                     Total U.S. Government Agency
                      Obligations (Cost $139,460,799)           143,023,888
                                                               ------------
U.S. TREASURY OBLIGATIONS: 30.7%
                     U.S. TREASURY STRIP: 30.7%
 57,905,000          1.050%, due 08/15/04                        57,528,907
 26,818,000          1.380%, due 05/15/05                        26,320,231
 22,546,000          1.350%, due 05/15/05                        22,136,565
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $103,061,299)                       105,985,703
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 19.20%
                     REGIONAL (STATE/PROVNC): 3.1%
$10,781,000          Tennessee Valley Authority, 1.540%, due
                      11/01/04                                 $ 10,641,526
                                                               ------------
                                                                 10,641,526
                                                               ------------
                     SOVEREIGN: 16.1%
 12,167,000          FICO Strip, 1.370%, due 09/07/04            12,051,596
 15,731,000          Israel Trust, 1.400%, due 05/15/04          15,648,286
 28,110,000          Turkey Trust, 1.400%, due 05/15/04          27,962,198
                                                               ------------
                                                                 55,662,080
                                                               ------------
                     Total Other Bonds
                      (Cost $64,884,786)                         66,303,606
                                                               ------------
                     Total Long-Term Investments
                      (Cost $332,171,232)                       343,844,654
                                                               ------------
SHORT-TERM INVESTMENTS: 0.5%
                     REPURCHASE AGREEMENT: 0.5%
  1,620,000          Morgan Stanley Repurchase Agreement
                      dated 12/31/03, 0.970%, due 01/2/04,
                      $1,620,087 to be received upon
                      repurchase (Collateralized by
                      $1,540,000 Federal National Mortgage
                      Association, 5.250%, Market Value
                      $1,672,088 due 04/15/07)                    1,620,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $1,620,000)                           1,620,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $333,791,232)*                    100.1%  $345,464,654
              OTHER ASSETS AND LIABILITIES-NET          (0.1)      (234,861)
                                                       ------  ------------
              NET ASSETS                               100.0%  $345,229,793
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $335,940,774. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $9,832,488
      Gross Unrealized Depreciation                                 (308,608)
                                                                  ----------
      Net Unrealized Appreciation                                 $9,523,880
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES G

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 4.0%
                     ADVERTISING: 0.0%
        300    @     Interpublic Group of Cos., Inc.           $      4,680
        170          Omnicom Group                                   14,846
                                                               ------------
                                                                     19,526
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
        540          Boeing Co.                                      22,756
        170          General Dynamics Corp.                          15,366
         60          Goodrich Corp.                                   1,781
        290          Lockheed Martin Corp.                           14,906
        130          Rockwell Collins, Inc.                           3,904
        410          United Technologies Corp.                       38,856
                                                               ------------
                                                                     97,569
                                                               ------------
                     AGRICULTURE: 0.0%
      1,300          Altria Group, Inc.                              70,746
        280          Monsanto Co.                                     8,058
         50          RJ Reynolds Tobacco Holdings, Inc.               2,908
                                                               ------------
                                                                     81,712
                                                               ------------
                     AIRLINES: 0.0%
        210          Southwest Airlines Co.                           3,389
                                                               ------------
                                                                      3,389
                                                               ------------
                     APPAREL: 0.0%
        130          Jones Apparel Group, Inc.                        4,580
        120          Liz Claiborne, Inc.                              4,255
        290          Nike, Inc.                                      19,854
         50          Reebok Intl. Ltd.                                1,966
                                                               ------------
                                                                     30,655
                                                               ------------
                     AUTO MANUFACTURERS: 0.0%
      1,950          Ford Motor Co.                                  31,200
        490          General Motors Corp.                            26,166
        115          Paccar, Inc.                                     9,789
                                                               ------------
                                                                     67,155
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
        550          Delphi Corp.                                     5,616
         70          Johnson Controls, Inc.                           8,128
                                                               ------------
                                                                     13,744
                                                               ------------
                     BANKS: 0.4%
        230          Amsouth BanCorp.                                 5,635
      1,280          Bank of America Corp.                          102,949
        490          Bank of New York Co., Inc.                      16,229
        700          Bank One Corp.                                  31,913
        350          BB&T Corp.                                      13,524
        152          Charter One Financial, Inc.                      5,252
         50          Comerica, Inc.                                   2,803
        100          First Tennessee National Corp.                   4,410
        680          FleetBoston Financial Corp.                     29,682
        190          Huntington Bancshares, Inc.                      4,275
        300          KeyCorp.                                         8,796
        140          Marshall & Ilsley Corp.                          5,355
        250          Mellon Financial Corp.                           8,028
        390          National City Corp.                             13,237
         90          North Fork Bancorporation, Inc.                  3,642
        140          Northern Trust Corp.                             6,499
        180          PNC Financial Services Group, Inc.               9,851
        140          Regions Financial Corp.                          5,208
        250          SouthTrust Corp.                                 8,183
        230          State Street Corp.                              11,978
        180          SunTrust Banks, Inc.                            12,870
         80          Synovus Financial Corp.                          2,314
        140          Union Planters Corp.                             4,409
      1,239          US BanCorp.                                     36,897
      1,420          Wachovia Corp.                                  66,158
      1,070          Wells Fargo & Co.                               63,012
         50          Zions Bancorporation                             3,067
                                                               ------------
                                                                    486,176
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.1%
        520          Anheuser-Busch Cos., Inc.                 $     27,394
         20          Brown-Forman Corp.                               1,869
      1,570          Coca-Cola Co.                                   79,677
        290          Coca-Cola Enterprises, Inc.                      6,342
        210          Pepsi Bottling Group, Inc.                       5,078
      1,110          PepsiCo, Inc.                                   51,748
                                                               ------------
                                                                    172,108
                                                               ------------
                     BIOTECHNOLOGY: 0.0%
        853    @     Amgen, Inc.                                     52,716
         80    @     Biogen IDEC, Inc.                                2,942
        110    @     Chiron Corp.                                     6,269
        130    @     Genzyme Corp.                                    6,414
         60    @     Medimmune, Inc.                                  1,524
                                                               ------------
                                                                     69,865
                                                               ------------
                     BUILDING MATERIALS: 0.0%
         40    @     American Standard Cos., Inc.                     4,028
        290          Masco Corp.                                      7,949
        100          Vulcan Materials Co.                             4,757
                                                               ------------
                                                                     16,734
                                                               ------------
                     CHEMICALS: 0.0%
        170          Air Products & Chemicals, Inc.                   8,981
         50          Ashland, Inc.                                    2,203
        640          Dow Chemical Co.                                26,604
        160          Ecolab, Inc.                                     4,379
         90          Engelhard Corp.                                  2,696
         80          International Flavors & Fragrances, Inc.         2,794
        160          PPG Industries, Inc.                            10,243
        240          Praxair, Inc.                                    9,168
        160          Rohm & Haas Co.                                  6,834
        110          Sherwin-Williams Co.                             3,821
         50          Sigma-Aldrich Corp.                              2,859
                                                               ------------
                                                                     80,582
                                                               ------------
                     COMMERCIAL SERVICES: 0.0%
        140    @     Apollo Group, Inc.                               9,520
      1,110    @     Cendant Corp.                                   24,719
        130    @     Concord EFS, Inc.                                1,929
        150    @     Convergys Corp.                                  2,619
         20          Deluxe Corp.                                       827
        100          Equifax, Inc.                                    2,450
        140          H&R Block, Inc.                                  7,752
         80          McKesson Corp.                                   2,573
        100          Moody's Corp.                                    6,055
        300          Paychex, Inc.                                   11,160
        110    @     Robert Half Intl., Inc.                          2,567
         70          RR Donnelley & Sons Co.                          2,111
                                                               ------------
                                                                     74,282
                                                               ------------
                     COMPUTERS: 0.2%
        370    @     Apple Computer, Inc.                             7,907
        120    @     Computer Sciences Corp.                          5,308
      2,210    @     Dell, Inc.                                      75,052
        300          Electronic Data Systems Corp.                    7,362
      2,420    @     EMC Corp.                                       31,266
        230    @     Gateway, Inc.                                    1,058
      1,954          Hewlett-Packard Co.                             44,883
      1,100          International Business Machines Corp.          101,947
        130    @     Lexmark Intl., Inc.                             10,223
        360    @     Network Appliance, Inc.                          7,391
      2,120    @     Sun Microsystems, Inc.                           9,519
         80    @     Sungard Data Systems, Inc.                       2,217
        230    @     Unisys Corp.                                     3,416
                                                               ------------
                                                                    307,549
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.1%
         40          Alberto-Culver Co.                               2,523
        150          Avon Products, Inc.                             10,124
        330          Colgate-Palmolive Co.                           16,517
      1,130          Gillette Co.                                    41,505

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES G

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
        440          Kimberly-Clark Corp.                      $     26,000
        830          Procter & Gamble Co.                            82,899
                                                               ------------
                                                                    179,568
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         60          WW Grainger, Inc.                                2,843
                                                               ------------
                                                                      2,843
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.5%
        800          American Express Co.                            38,584
        110          Bear Stearns Cos., Inc.                          8,795
        250          Capital One Financial Corp.                     15,323
        850          Charles Schwab Corp.                            10,064
      3,306          Citigroup, Inc.                                160,472
        187          Countrywide Financial Corp.                     14,159
        610          Fannie Mae                                      45,786
         70          Federated Investors, Inc.                        2,055
        150          Franklin Resources, Inc.                         7,809
        430          Freddie Mac                                     25,078
        290          Goldman Sachs Group, Inc.                       28,632
      2,220          JP Morgan Chase & Co.                           81,540
        230          Lehman Brothers Holdings, Inc.                  17,761
        805          MBNA Corp.                                      20,004
      1,000          Merrill Lynch & Co., Inc.                       58,649
        940          Morgan Stanley                                  54,397
        190    @     Providian Financial Corp.                        2,212
        270          SLM Corp.                                       10,174
         80          T Rowe Price Group, Inc.                         3,793
                                                               ------------
                                                                    605,287
                                                               ------------
                     ELECTRIC: 0.1%
        410    @     AES Corp.                                        3,870
        100          Ameren Corp.                                     4,600
        220          American Electric Power Co., Inc.                6,712
        190          Centerpoint Energy, Inc.                         1,841
        110          Cinergy Corp.                                    4,269
         60          Consolidated Edison, Inc.                        2,581
        120          Constellation Energy Group, Inc.                 4,699
         89          Dominion Resources, Inc.                         5,681
        240          Duke Energy Corp.                                4,908
        380          Edison Intl                                      8,333
        130          Entergy Corp.                                    7,427
        210          Exelon Corp.                                    13,936
        210          FirstEnergy Corp.                                7,392
        130          FPL Group, Inc.                                  8,505
        150          NiSource, Inc.                                   3,291
        280    @     PG&E Corp.                                       7,776
         70          Pinnacle West Capital Corp.                      2,801
        160          PPL Corp.                                        7,000
        160          Progress Energy, Inc.                            7,242
        140          Public Service Enterprise Group, Inc.            6,132
        490          Southern Co.                                    14,822
        330          TXU Corp.                                        7,828
        350          Xcel Energy, Inc.                                5,943
                                                               ------------
                                                                    147,589
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        170          American Power Conversion                        4,157
        240          Emerson Electric Co.                            15,539
        140          Molex, Inc.                                      4,885
                                                               ------------
                                                                     24,581
                                                               ------------
                     ELECTRONICS: 0.0%
        290    @     Agilent Technologies, Inc.                       8,480
        210          Applera Corp. -- Applied Biosystems
                      Group                                           4,349
        110    @     Jabil Circuit, Inc.                              3,113
         70          Parker Hannifin Corp.                            4,165
        120          PerkinElmer, Inc.                                2,048
        430    @     Sanmina-SCI Corp.                                5,422
        500    @     Solectron Corp.                                  2,955
        150          Symbol Technologies, Inc.                        2,534
        100    @     Thermo Electron Corp.                            2,520
                                                               ------------
                                                                     35,586
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     ENTERTAINMENT: 0.0%
        240          International Game Technology             $      8,568
                                                               ------------
                                                                      8,568
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        150    @     Allied Waste Industries, Inc.                    2,082
        350          Waste Management, Inc.                          10,360
                                                               ------------
                                                                     12,442
                                                               ------------
                     FOOD: 0.1%
        389          Archer-Daniels-Midland Co.                       5,921
        300          Campbell Soup Co.                                8,040
        450          Conagra Foods, Inc.                             11,875
        240          General Mills, Inc.                             10,872
         30          Hershey Foods Corp.                              2,310
        230          HJ Heinz Co.                                     8,379
        240          Kellogg Co.                                      9,139
        460    @     Kroger Co.                                       8,515
        100          McCormick & Co., Inc.                            3,010
        120    @     Safeway, Inc.                                    2,629
        510          Sara Lee Corp.                                  11,072
        110          Supervalu, Inc.                                  3,145
        390          Sysco Corp.                                     14,519
        110          Winn-Dixie Stores, Inc.                          1,095
        130          WM Wrigley Jr Co.                                7,307
                                                               ------------
                                                                    107,828
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
         40          Boise Cascade Corp.                              1,314
        170          Georgia-Pacific Corp.                            5,214
        310          International Paper Co.                         13,365
        130    @     Louisiana-Pacific Corp.                          2,324
        140          MeadWestvaco Corp.                               4,165
         40          Temple-Inland, Inc.                              2,507
        140          Weyerhaeuser Co.                                 8,960
                                                               ------------
                                                                     37,849
                                                               ------------
                     GAS: 0.0%
         90          KeySpan Corp.                                    3,312
         20          Peoples Energy Corp.                               841
        190          Sempra Energy                                    5,711
                                                               ------------
                                                                      9,864
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
         80          Black & Decker Corp.                             3,945
         40          Snap-On, Inc.                                    1,290
         60          Stanley Works                                    2,272
                                                               ------------
                                                                      7,507
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.1%
         40          Bausch & Lomb, Inc.                              2,076
        430          Baxter Intl., Inc.                              13,124
        180          Becton Dickinson & Co.                           7,405
        170          Biomet, Inc.                                     6,190
        710    @     Boston Scientific Corp.                         26,100
         30          CR Bard, Inc.                                    2,438
        340          Guidant Corp.                                   20,468
      1,880          Johnson & Johnson                               97,120
        780          Medtronic, Inc.                                 37,915
        120    @     St. Jude Medical, Inc.                           7,362
        120          Stryker Corp.                                   10,201
        160    @     Zimmer Holdings, Inc.                           11,264
                                                               ------------
                                                                    241,663
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.0%
        150    @     Anthem, Inc.                                    11,250
        140    @     Humana, Inc.                                     3,199
         60          Manor Care, Inc.                                 2,074
         30          Quest Diagnostics                                2,193

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES G

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
        640          UnitedHealth Group, Inc.                  $     37,236
        160    @     WellPoint Health Networks                       15,518
                                                               ------------
                                                                     71,470
                                                               ------------
                     HOME BUILDERS: 0.0%
         60          Centex Corp.                                     6,459
         50          KB Home                                          3,626
         40          Pulte Homes, Inc.                                3,745
                                                               ------------
                                                                     13,830
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        140          Leggett & Platt, Inc.                            3,028
         80          Whirlpool Corp.                                  5,812
                                                               ------------
                                                                      8,840
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
        140          Clorox Co.                                       6,798
        120          Fortune Brands, Inc.                             8,579
                                                               ------------
                                                                     15,377
                                                               ------------
                     INSURANCE: 0.2%
        230    @@    ACE Ltd.                                         9,527
        340          Aflac, Inc.                                     12,301
        430          Allstate Corp.                                  18,498
         70          Ambac Financial Group, Inc.                      4,857
      1,670          American Intl. Group                           110,687
         80          AON Corp.                                        1,915
        120          Chubb Corp.                                      8,172
        160          Cigna Corp.                                      9,200
        100          Cincinnati Financial Corp.                       4,188
        180          Hartford Financial Services Group, Inc.         10,625
        100          Jefferson-Pilot Corp.                            5,065
        210          John Hancock Financial Services, Inc.            7,875
        110          Lincoln National Corp.                           4,441
        140          Marsh & McLennan Cos., Inc.                      6,705
        100          MBIA, Inc.                                       5,923
        480          Metlife, Inc.                                   16,162
         60          MGIC Investment Corp.                            3,416
        210          Principal Financial Group                        6,945
        190          Progressive Corp.                               15,882
        340          Prudential Financial, Inc.                      14,202
        130          Safeco Corp.                                     5,061
        150          St. Paul Cos                                     5,948
         90          Torchmark Corp.                                  4,099
        658          Travelers Property Casualty Corp.               11,166
         90    @@    XL Capital Ltd.                                  6,980
                                                               ------------
                                                                    309,840
                                                               ------------
                     INTERNET: 0.0%
        410    @     eBay, Inc.                                      26,482
         90    @     Monster Worldwide, Inc.                          1,976
        300    @     Symantec Corp.                                  10,395
        410    @     Yahoo!, Inc.                                    18,520
                                                               ------------
                                                                     57,373
                                                               ------------
                     IRON/STEEL: 0.0%
         50          Nucor Corp.                                      2,800
                                                               ------------
                                                                      2,800
                                                               ------------
                     LEISURE TIME: 0.0%
         90          Brunswick Corp.                                  2,865
        160          Carnival Corp.                                   6,357
        190          Harley-Davidson, Inc.                            9,030
                                                               ------------
                                                                     18,252
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     LODGING: 0.0%
        100          Harrah's Entertainment, Inc.              $      4,977
        230          Hilton Hotels Corp.                              3,940
         60          Marriott Intl., Inc.                             2,772
        120          Starwood Hotels & Resorts Worldwide,
                      Inc.                                            4,316
                                                               ------------
                                                                     16,005
                                                               ------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        210          Caterpillar, Inc.                               17,434
                                                               ------------
                                                                     17,434
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
        260          Deere & Co.                                     16,913
        120          Dover Corp.                                      4,770
        200          Rockwell Automation, Inc.                        7,120
                                                               ------------
                                                                     28,803
                                                               ------------
                     MEDIA: 0.1%
      1,420    @     Comcast Corp.                                   46,675
         50          Dow Jones & Co., Inc.                            2,493
        170          Gannett Co., Inc.                               15,157
         50          Knight-Ridder, Inc.                              3,869
        140          McGraw-Hill Cos., Inc.                           9,789
         40          Meredith Corp.                                   1,952
        100          New York Times Co.                               4,779
      2,880    @     Time Warner, Inc.                               51,810
        190          Tribune Co.                                      9,804
      1,110          Viacom, Inc.                                    49,262
      1,250          Walt Disney Co.                                 29,163
                                                               ------------
                                                                    224,753
                                                               ------------
                     MINING: 0.0%
        540          Alcoa, Inc.                                     20,520
        110          Freeport-McMoRan Copper & Gold, Inc.             4,634
        260          Newmont Mining Corp.                            12,639
         60    @     Phelps Dodge Corp.                               4,565
                                                               ------------
                                                                     42,358
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.2%
        840          3M Co.                                          71,425
         70          Cooper Industries Ltd.                           4,055
         30          Crane Co.                                          922
        110          Danaher Corp.                                   10,093
        180          Eastman Kodak Co.                                4,621
         40          Eaton Corp.                                      4,319
      6,420          General Electric Co.                           198,891
        540          Honeywell Intl., Inc.                           18,052
        180          Illinois Tool Works, Inc.                       15,104
        110    @@    Ingersoll-Rand Co.                               7,467
         50          ITT Industries, Inc.                             3,711
         80          Pall Corp.                                       2,146
        100          Textron, Inc.                                    5,706
      1,270    @@    Tyco Intl. Ltd.                                 33,655
                                                               ------------
                                                                    380,167
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
        170          Pitney Bowes, Inc.                               6,905
        490    @     Xerox Corp.                                      6,762
                                                               ------------
                                                                     13,667
                                                               ------------
                     OIL AND GAS: 0.2%
         80          Amerada Hess Corp.                               4,254
        200          Anadarko Petroleum Corp.                        10,202
         38          Apache Corp.                                     3,082
        120          Burlington Resources, Inc.                       6,646
        920          ChevronTexaco Corp.                             79,478
        584          ConocoPhillips                                  38,293
        250          Devon Energy Corp.                              14,315
         80          EOG Resources, Inc.                              3,694
      4,270          Exxon Mobil Corp.                              175,069
         60          Kerr-McGee Corp.                                 2,789
        270          Marathon Oil Corp.                               8,934
        100  @, @@   Nabors Industries Ltd.                           4,150
         40    @     Noble Corp.                                      1,431
        400          Occidental Petroleum Corp.                      16,896
         90          Sunoco, Inc.                                     4,604
        190    @     Transocean, Inc.                                 4,562
        190          Unocal Corp.                                     6,998
                                                               ------------
                                                                    385,397
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES G

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
         90    @     BJ Services Co.                           $      3,231
        110          Halliburton Co.                                  2,860
                                                               ------------
                                                                      6,091
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
         50          Ball Corp.                                       2,979
         50          Bemis Co.                                        2,500
        160    @     Pactiv Corp.                                     3,824
         90    @     Sealed Air Corp.                                 4,872
                                                               ------------
                                                                     14,175
                                                               ------------
                     PHARMACEUTICALS: 0.4%
        990          Abbott Laboratories                             46,134
         90          Allergan, Inc.                                   6,913
        510          Bristol-Myers Squibb Co.                        14,586
        740          Eli Lilly & Co.                                 52,044
         50    @     Express Scripts, Inc.                            3,322
        100    @     Forest Laboratories, Inc.                        6,180
        196    @     King Pharmaceuticals, Inc.                       2,991
        226    @     Medco Health Solutions, Inc.                     7,682
      1,470          Merck & Co., Inc.                               67,914
      4,954          Pfizer, Inc.                                   175,024
         90    @     Watson Pharmaceuticals, Inc.                     4,140
        850          Wyeth                                           36,083
                                                               ------------
                                                                    423,013
                                                               ------------
                     PIPELINES: 0.0%
        100          Kinder Morgan, Inc.                              5,910
        330          Williams Cos., Inc.                              3,241
                                                               ------------
                                                                      9,151
                                                               ------------
                     REAL ESTATE: 0.0%
        240          Equity Office Properties Trust                   6,876
        170          Equity Residential                               5,017
        120          Simon Property Group, Inc.                       5,561
                                                               ------------
                                                                     17,454
                                                               ------------
                     RETAIL: 0.4%
        280    @     Autonation, Inc.                                 5,144
        260    @     Bed Bath & Beyond, Inc.                         11,271
        350          Best Buy Co., Inc.                              18,284
        120    @     Big Lots, Inc.                                   1,705
        400    @     Costco Wholesale Corp.                          14,872
        250          CVS Corp.                                        9,030
        160          Darden Restaurants, Inc.                         3,366
        290          Dollar General Corp.                             6,087
        120          Family Dollar Stores                             4,306
        200          Federated Department Stores                      9,426
        960          Gap, Inc.                                       22,282
      2,470          Home Depot, Inc.                                87,660
        160          JC Penney Co., Inc.                              4,205
        370          Limited Brands                                   6,671
        480          Lowe's Cos., Inc.                               26,587
        190          May Department Stores Co.                        5,523
      1,360          McDonald's Corp.                                33,769
         90          Nordstrom, Inc.                                  3,087
        310    @     Office Depot, Inc.                               5,180
        170          RadioShack Corp.                                 5,216
        180          Sears Roebuck And Co.                            8,188
        510    @     Staples, Inc.                                   13,923
        440    @     Starbucks Corp.                                 14,546
         90          Tiffany & Co.                                    4,068
        130          TJX Cos., Inc.                                   2,867
        180    @     Toys R US, Inc.                                  2,275
      2,810          Wal-Mart Stores, Inc.                          149,071
        870          Walgreen Co.                                    31,651
        110          Wendy's Intl., Inc.                              4,316
        250    @     Yum! Brands, Inc.                                8,600
                                                               ------------
                                                                    523,176
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SAVINGS AND LOANS: 0.0%
        100          Golden West Financial Corp.               $     10,319
        590          Washington Mutual, Inc.                         23,671
                                                               ------------
                                                                     33,990
                                                               ------------
                     SEMICONDUCTORS: 0.2%
        420    @     Altera Corp.                                     9,534
        240    @     Analog Devices, Inc.                            10,956
      1,430    @     Applied Materials, Inc.                         32,104
        360    @     Applied Micro Circuits Corp.                     2,153
         80    @     Broadcom Corp.                                   2,727
      5,590          Intel Corp.                                    179,998
        200          Linear Technology Corp.                          8,414
        220    @     LSI Logic Corp.                                  1,951
        340          Maxim Integrated Products                       16,932
        120    @     National Semiconductor Corp.                     4,729
         80    @     Novellus Systems, Inc.                           3,364
        120    @     Nvidia Corp.                                     2,790
         50    @     Qlogic Corp.                                     2,580
        130    @     Teradyne, Inc.                                   3,309
      1,060          Texas Instruments, Inc.                         31,143
        230    @     Xilinx, Inc.                                     8,910
                                                               ------------
                                                                    321,594
                                                               ------------
                     SOFTWARE: 0.2%
        250          Adobe Systems, Inc.                              9,825
         90          Autodesk, Inc.                                   2,212
        400          Automatic Data Processing                       15,844
        120    @     BMC Software, Inc.                               2,238
        140    @     Citrix Systems, Inc.                             2,969
        350          Computer Associates Intl., Inc.                  9,569
        300    @     Compuware Corp.                                  1,812
        180    @     Electronic Arts, Inc.                            8,600
        470          First Data Corp.                                19,312
        145    @     Fiserv, Inc.                                     5,729
        300          IMS Health, Inc.                                 7,458
        120    @     Intuit, Inc.                                     6,349
         80    @     Mercury Interactive Corp.                        3,891
      6,890          Microsoft Corp.                                189,752
        400    @     Novell, Inc.                                     4,208
      3,360    @     Oracle Corp.                                    44,352
        190    @     Peoplesoft, Inc.                                 4,332
        500    @     Siebel Systems, Inc.                             6,935
        430    @     Veritas Software Corp.                          15,979
                                                               ------------
                                                                    361,366
                                                               ------------
                     TELECOMMUNICATIONS: 0.3%
        190          Alltel Corp.                                     8,850
        502          AT&T Corp.                                      10,191
        700    @     AT&T Wireless Services, Inc.                     5,593
        420    @     Avaya, Inc.                                      5,435
      1,580          Bellsouth Corp.                                 44,714
        130          CenturyTel, Inc.                                 4,241
        370    @     Ciena Corp.                                      2,457
      4,480    @     Cisco Systems, Inc.                            108,818
        160    @     Citizens Communications Co.                      1,987
        130    @     Comverse Technology, Inc.                        2,287
        720    @     Corning, Inc.                                    7,510
      1,410          Motorola, Inc.                                  19,839
      1,210    @     Nextel Communications, Inc.                     33,953
        480          Qualcomm, Inc.                                  25,886
      2,070          SBC Communications, Inc.                        53,965
        120          Scientific-Atlanta, Inc.                         3,276
        580          Sprint Corp.-FON Group                           9,524
        260    @     Tellabs, Inc.                                    2,192
      1,760          Verizon Communications, Inc.                    61,740
                                                               ------------
                                                                    412,458
                                                               ------------
                     TOYS/GAMES/HOBBIES: 0.0%
        150          Hasbro, Inc.                                     3,192
        480          Mattel, Inc.                                     9,250
                                                               ------------
                                                                     12,442
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES G

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TRANSPORTATION: 0.1%
        230          Burlington Northern Santa Fe Corp.        $      7,441
        170          FedEx Corp.                                     11,475
        260          Norfolk Southern Corp.                           6,149
         40          Ryder System, Inc.                               1,366
         60          Union Pacific Corp.                              4,169
        710          United Parcel Service, Inc.                     52,930
                                                               ------------
                                                                     83,530
                                                               ------------
                     Total Common Stock
                      (Cost $5,835,525)                           6,767,027
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 56%
                     FEDERAL HOME LOAN BANK: 17.7%
$30,000,000          1.570%, due 12/14/04                        29,551,020
                                                               ------------
                                                                 29,551,020
                                                               ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 14.7%
 25,000,000          1.500%, due 12/14/04                        24,642,150
                                                               ------------
                                                                 24,642,150
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.6%
 40,000,000          1.600%, due 12/14/04                        39,390,200
                                                               ------------
                                                                 39,390,200
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $90,415,079)                         93,583,370
                                                               ------------
U.S. TREASURY OBLIGATIONS: 23.9%
                     U.S. TREASURY STRIP: 23.9%
 40,351,000          1.220%, due 11/15/04                        39,925,176
                                                               ------------
                                                                 39,925,176
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $38,951,743)                         39,925,176
                                                               ------------
OTHER BONDS: 15.7%
                     SOVEREIGN: 15.7%
 10,000,000          Israel Trust, 1.610%, due 11/15/04           9,858,551
  5,956,000          Israel Trust, 1.610%, due 11/15/04           5,871,752
  9,130,000          Israel Trust, 1.610%, due 11/15/04           9,000,856
  1,455,000          Turkey Trust, 1.610%, due 11/15/04           1,434,419
                                                               ------------
                     Total Other Bonds
                      (Cost $25,696,778)                         26,165,578
                                                               ------------
                     Total Long-Term Investments
                      (Cost $160,899,125)                       166,441,151
                                                               ------------
REPURCHASE AGREEMENT: 0.5%
                     REPURCHASE AGREEMENT: 0.5%
    860,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $860,047 to be received upon repurchase
                      (Collateralized by various U.S.
                      Government Agency Obligations,
                      2.500%-4.500%, Market Value $878,194
                      due 12/04/06-11/15/12)                        860,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $860,000)                               860,000
                                                               ------------


            TOTAL INVESTMENTS IN SECURITIES
             (COST $161,759,125)*                        100.1% $167,301,151
            OTHER ASSETS AND LIABILITIES-NET              (0.1)     (142,510)
                                                        ------  ------------
            NET ASSETS                                   100.0% $167,158,641
                                                        ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes $162,391,424. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $4,982,381
      Gross Unrealized Depreciation                                  (72,654)
                                                                  ----------
      Net Unrealized Appreciation                                 $4,909,727
                                                                  ----------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES H

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 8.3%
                      ADVERTISING: 0.0%
        470     @     Interpublic Group of Cos., Inc.           $      7,332
        260           Omnicom Group                                   22,706
                                                                ------------
                                                                      30,038
                                                                ------------
                      AEROSPACE/DEFENSE: 0.1%
        840           Boeing Co.                                      35,398
        260           General Dynamics Corp.                          23,501
         80           Goodrich Corp.                                   2,375
        450           Lockheed Martin Corp.                           23,130
        200           Rockwell Collins, Inc.                           6,006
        630           United Technologies Corp.                       59,705
                                                                ------------
                                                                     150,115
                                                                ------------
                      AGRICULTURE: 0.1%
      1,990           Altria Group, Inc.                             108,296
        440           Monsanto Co.                                    12,663
         80           RJ Reynolds Tobacco Holdings, Inc.               4,652
                                                                ------------
                                                                     125,611
                                                                ------------
                      AIRLINES: 0.0%
        320           Southwest Airlines Co.                           5,165
                                                                ------------
                                                                       5,165
                                                                ------------
                      APPAREL: 0.0%
        210           Jones Apparel Group, Inc.                        7,398
        160           Liz Claiborne, Inc.                              5,674
        440           Nike, Inc.                                      30,122
         90           Reebok Intl. Ltd.                                3,539
                                                                ------------
                                                                      46,733
                                                                ------------
                      AUTO MANUFACTURERS: 0.1%
      3,060           Ford Motor Co.                                  48,960
        760           General Motors Corp.                            40,584
        185           Paccar, Inc.                                    15,747
                                                                ------------
                                                                     105,291
                                                                ------------
                      AUTO PARTS AND EQUIPMENT: 0.0%
        180           Dana Corp.                                       3,303
        860           Delphi Corp.                                     8,781
        100           Johnson Controls, Inc.                          11,612
                                                                ------------
                                                                      23,696
                                                                ------------
                      BANKS: 0.7%
        400           Amsouth Bancorp                                  9,800
      2,030           Bank of America Corp.                          163,272
        770           Bank of New York Co., Inc.                      25,502
      1,090           Bank One Corp.                                  49,693
        540           BB&T Corp.                                      20,866
        261           Charter One Financial, Inc.                      9,018
         70           Comerica, Inc.                                   3,924
        130           First Tennessee National Corp.                   5,733
      1,070           FleetBoston Financial Corp.                     46,706
        330           Huntington Bancshares, Inc.                      7,425
        460           Keycorp                                         13,487
        250           Marshall & Ilsley Corp.                          9,563
        400           Mellon Financial Corp.                          12,844
        620           National City Corp.                             21,043
        140           North Fork Bancorporation, Inc.                  5,666
        220           Northern Trust Corp.                            10,212
        280           PNC Financial Services Group, Inc.              15,324
        210           Regions Financial Corp.                          7,812
        470           SouthTrust Corp.                                15,383
        350           State Street Corp.                              18,228
        280           SunTrust Banks, Inc.                            20,020
        120           Synovus Financial Corp.                          3,470
        275           Union Planters Corp.                             8,660
      1,944           US Bancorp                                      57,892
      2,220           Wachovia Corp.                                 103,430
      1,670           Wells Fargo & Co.                               98,346
        110           Zions Bancorporation                             6,746
                                                                ------------
                                                                     770,065
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      BEVERAGES: 0.2%
        810           Anheuser-Busch Cos., Inc.                 $     42,671
         60           Brown-Forman Corp.                               5,607
      2,460           Coca-Cola Co.                                  124,844
        450           Coca-Cola Enterprises, Inc.                      9,842
        290           Pepsi Bottling Group, Inc.                       7,012
      1,740           PepsiCo, Inc.                                   81,119
                                                                ------------
                                                                     271,095
                                                                ------------
                      BIOTECHNOLOGY: 0.1%
      1,340     @     Amgen, Inc.                                     82,812
        120     @     Biogen IDEC, Inc.                                4,414
        170     @     Chiron Corp.                                     9,688
        200     @     Genzyme Corp.                                    9,868
        100     @     Medimmune, Inc.                                  2,540
                                                                ------------
                                                                     109,322
                                                                ------------
                      BUILDING MATERIALS: 0.0%
         70     @     American Standard Cos., Inc.                     7,049
        450           Masco Corp.                                     12,335
        100           Vulcan Materials Co.                             4,757
                                                                ------------
                                                                      24,141
                                                                ------------
                      CHEMICALS: 0.1%
        210           Air Products & Chemicals, Inc.                  11,094
         80           Ashland, Inc.                                    3,525
      1,000           Dow Chemical Co.                                41,571
        240           Ecolab, Inc.                                     6,569
        140           Engelhard Corp.                                  4,193
        130           International Flavors & Fragrances, Inc.         4,540
        200           PPG Industries, Inc.                            12,804
        380           Praxair, Inc.                                   14,516
        240           Rohm & Haas Co.                                 10,250
        160           Sherwin-Williams Co.                             5,558
         90           Sigma-Aldrich Corp.                              5,146
                                                                ------------
                                                                     119,766
                                                                ------------
                      COMMERCIAL SERVICES: 0.1%
        170     @     Apollo Group, Inc.                              11,560
      1,750     @     Cendant Corp.                                   38,972
        200     @     Concord EFS, Inc.                                2,968
        200     @     Convergys Corp.                                  3,492
         50           Deluxe Corp.                                     2,067
        200           Equifax, Inc.                                    4,900
        250           H&R Block, Inc.                                 13,843
        120           McKesson Corp.                                   3,859
        150           Moody's Corp.                                    9,083
        460           Paychex, Inc.                                   17,111
        260     @     Robert Half Intl., Inc.                          6,068
        130           RR Donnelley & Sons Co.                          3,920
                                                                ------------
                                                                     117,843
                                                                ------------
                      COMPUTERS: 0.4%
        570     @     Apple Computer, Inc.                            12,181
        180     @     Computer Sciences Corp.                          7,961
      3,450     @     Dell, Inc.                                     117,162
        470           Electronic Data Systems Corp.                   11,534
      3,770     @     EMC Corp.                                       48,708
        360     @     Gateway, Inc.                                    1,656
      3,058           Hewlett-Packard Co.                             70,242
      1,710           International Business Machines Corp.          158,484
        210     @     Lexmark Intl., Inc.                             16,514
        570     @     Network Appliance, Inc.                         11,702
      3,300     @     Sun Microsystems, Inc.                          14,817
        120     @     Sungard Data Systems, Inc.                       3,325
        360     @     Unisys Corp.                                     5,346
                                                                ------------
                                                                     479,632
                                                                ------------
                      COSMETICS/PERSONAL CARE: 0.2%
         80           Alberto-Culver Co.                               5,046
        230           Avon Products, Inc.                             15,523
        520           Colgate-Palmolive Co.                           26,026
      1,750           Gillette Co.                                    64,278

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES H

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      COSMETICS/PERSONAL CARE (CONTINUED)
        680           Kimberly-Clark Corp.                      $     40,181
      1,290           Procter & Gamble Co.                           128,845
                                                                ------------
                                                                     279,899
                                                                ------------
                      DISTRIBUTION/WHOLESALE: 0.0%
         90           WW Grainger, Inc.                                4,265
                                                                ------------
                                                                       4,265
                                                                ------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.9%
      1,300           American Express Co.                            62,699
        170           Bear Stearns Cos., Inc.                         13,592
        400           Capital One Financial Corp.                     24,516
      1,320           Charles Schwab Corp.                            15,629
      5,169           Citigroup, Inc.                                250,902
        307           Countrywide Financial Corp.                     23,261
        950           Fannie Mae                                      71,307
        120           Federated Investors, Inc.                        3,523
        240           Franklin Resources, Inc.                        12,494
        680           Freddie Mac                                     39,658
        450           Goldman Sachs Group, Inc.                       44,429
      3,480           JP Morgan Chase & Co.                          127,820
        370           Lehman Brothers Holdings, Inc.                  28,571
      1,255           MBNA Corp.                                      31,187
      1,560           Merrill Lynch & Co., Inc.                       91,494
      1,430           Morgan Stanley                                  82,754
        430     @     Providian Financial Corp.                        5,005
        420           SLM Corp.                                       15,826
        120           T Rowe Price Group, Inc.                         5,689
                                                                ------------
                                                                     950,356
                                                                ------------
                      ELECTRIC: 0.2%
        640     @     AES Corp.                                        6,042
        160           Ameren Corp.                                     7,360
        350           American Electric Power Co., Inc.               10,679
        270           Centerpoint Energy, Inc.                         2,616
        220           Cinergy Corp.                                    8,538
        100           Consolidated Edison, Inc.                        4,301
        190           Constellation Energy Group, Inc.                 7,440
        140           Dominion Resources, Inc.                         8,936
        380           Duke Energy Corp.                                7,771
        600           Edison Intl.                                    13,158
        260           Entergy Corp.                                   14,854
        330           Exelon Corp.                                    21,898
        340           FirstEnergy Corp.                               11,968
        180           FPL Group, Inc.                                 11,776
        220           NiSource, Inc.                                   4,827
        440     @     PG&E Corp.                                      12,219
        100           Pinnacle West Capital Corp.                      4,002
        170           PPL Corp.                                        7,438
        250           Progress Energy, Inc.                           11,315
        210           Public Service Enterprise Group, Inc.            9,198
        780           Southern Co.                                    23,594
        530           TXU Corp.                                       12,572
        550           Xcel Energy, Inc.                                9,339
                                                                ------------
                                                                     231,841
                                                                ------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        320           American Power Conversion                        7,824
        430           Emerson Electric Co.                            27,842
        220           Molex, Inc.                                      7,676
                                                                ------------
                                                                      43,342
                                                                ------------
                      ELECTRONICS: 0.0%
        460     @     Agilent Technologies, Inc.                      13,450
        230           Applera Corp. -- Applied Biosystems
                       Group                                           4,763
        290     @     Jabil Circuit, Inc.                              8,207
        120           Parker Hannifin Corp.                            7,140
        190           PerkinElmer, Inc.                                3,243
        880     @     Sanmina-SCI Corp.                               11,097
        790     @     Solectron Corp.                                  4,669

  Shares                                                           Value
----------------------------------------------------------------------------
        250           Symbol Technologies, Inc.                 $      4,223
        150     @     Thermo Electron Corp.                            3,780
                                                                ------------
                                                                      60,572
                                                                ------------
                      ENTERTAINMENT: 0.0%
        400           International Game Technology                   14,280
                                                                ------------
                                                                      14,280
                                                                ------------
                      ENVIRONMENTAL CONTROL: 0.0%
        140     @     Allied Waste Industries, Inc.                    1,943
        540           Waste Management, Inc.                          15,984
                                                                ------------
                                                                      17,927
                                                                ------------
                      FOOD: 0.1%
        612           Archer-Daniels-Midland Co.                       9,315
        490           Campbell Soup Co.                               13,132
        700           Conagra Foods, Inc.                             18,473
        370           General Mills, Inc.                             16,761
         50           Hershey Foods Corp.                              3,850
        350           HJ Heinz Co.                                    12,751
        380           Kellogg Co.                                     14,470
        720     @     Kroger Co.                                      13,327
        150           McCormick & Co., Inc.                            4,515
        180     @     Safeway, Inc.                                    3,944
        790           Sara Lee Corp.                                  17,151
        180           Supervalu, Inc.                                  5,146
        620           Sysco Corp.                                     23,082
         40           Winn-Dixie Stores, Inc.                            398
        210           WM Wrigley Jr Co.                               11,804
                                                                ------------
                                                                     168,119
                                                                ------------
                      FOREST PRODUCTS AND PAPER: 0.0%
         50           Boise Cascade Corp.                              1,643
        270           Georgia-Pacific Corp.                            8,281
        530           International Paper Co.                         22,848
        200     @     Louisiana-Pacific Corp.                          3,576
        220           MeadWestvaco Corp.                               6,545
         60           Temple-Inland, Inc.                              3,760
        210           Weyerhaeuser Co.                                13,440
                                                                ------------
                                                                      60,093
                                                                ------------
                      GAS: 0.0%
        150           KeySpan Corp.                                    5,520
         30           Peoples Energy Corp.                             1,261
        300           Sempra Energy                                    9,018
                                                                ------------
                                                                      15,799
                                                                ------------
                      HAND/MACHINE TOOLS: 0.0%
        130           Black & Decker Corp.                             6,412
        100           Snap-On, Inc.                                    3,224
        100           Stanley Works                                    3,787
                                                                ------------
                                                                      13,423
                                                                ------------
                      HEALTHCARE -- PRODUCTS: 0.3%
         70           Bausch & Lomb, Inc.                              3,633
        670           Baxter Intl., Inc.                              20,448
        270           Becton Dickinson & Co.                          11,108
        270           Biomet, Inc.                                     9,831
      1,100     @     Boston Scientific Corp.                         40,436
         60           CR Bard, Inc.                                    4,875
        530           Guidant Corp.                                   31,906
      2,940           Johnson & Johnson                              151,880
      1,220           Medtronic, Inc.                                 59,304
        180     @     St. Jude Medical, Inc.                          11,043
        190           Stryker Corp.                                   16,152
        260     @     Zimmer Holdings, Inc.                           18,304
                                                                ------------
                                                                     378,920
                                                                ------------
                      HEALTHCARE -- SERVICES: 0.1%
        180     @     Anthem, Inc.                                    13,500
        220     @     Humana, Inc.                                     5,027
        100           Manor Care, Inc.                                 3,457

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES H

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      HEALTHCARE -- SERVICES (CONTINUED)
      1,010           UnitedHealth Group, Inc.                  $     58,761
        250     @     WellPoint Health Networks                       24,248
                                                                ------------
                                                                     104,993
                                                                ------------
                      HOME BUILDERS: 0.0%
         60           Centex Corp.                                     6,460
         60           KB Home                                          4,351
         20           Pulte Homes, Inc.                                1,872
                                                                ------------
                                                                      12,683
                                                                ------------
                      HOME FURNISHINGS: 0.0%
        260           Leggett & Platt, Inc.                            5,624
         80           Whirlpool Corp.                                  5,812
                                                                ------------
                                                                      11,436
                                                                ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.0%
        210           Clorox Co.                                      10,198
        180           Fortune Brands, Inc.                            12,868
                                                                ------------
                                                                      23,066
                                                                ------------
                      INSURANCE: 0.4%
        260    @@     ACE Ltd.                                        10,769
        530           Aflac, Inc.                                     19,175
        680           Allstate Corp.                                  29,254
        120           Ambac Financial Group, Inc.                      8,327
      2,610           American Intl. Group                           172,992
        120           AON Corp.                                        2,873
        240           Chubb Corp.                                     16,344
        240           Cigna Corp.                                     13,800
         60           Cincinnati Financial Corp.                       2,513
        280           Hartford Financial Services Group, Inc.         16,528
        160           Jefferson-Pilot Corp.                            8,104
        300           John Hancock Financial Services, Inc.           11,250
        170           Lincoln National Corp.                           6,863
        220           Marsh & McLennan Cos., Inc.                     10,536
        160           MBIA, Inc.                                       9,477
        760           Metlife, Inc.                                   25,589
        100           MGIC Investment Corp.                            5,694
        320           Principal Financial Group                       10,582
        290           Progressive Corp.                               24,241
        530           Prudential Financial, Inc.                      22,138
        200           Safeco Corp.                                     7,786
        240           St. Paul Cos.                                    9,516
        130           Torchmark Corp.                                  5,920
      1,026           Travelers Property Casualty Corp.               17,411
        140    @@     XL Capital Ltd.                                 10,857
                                                                ------------
                                                                     478,539
                                                                ------------
                      INTERNET: 0.1%
        630     @     eBay, Inc.                                      40,692
        140     @     Monster Worldwide, Inc.                          3,074
        460     @     Symantec Corp.                                  15,939
        650     @     Yahoo!, Inc.                                    29,361
                                                                ------------
                                                                      89,066
                                                                ------------
                      IRON/STEEL: 0.0%
         80           Nucor Corp.                                      4,480
                                                                ------------
                                                                       4,480
                                                                ------------
                      LEISURE TIME: 0.0%
        110           Brunswick Corp.                                  3,501
        240           Carnival Corp.                                   9,535
        300           Harley-Davidson, Inc.                           14,260
                                                                ------------
                                                                      27,296
                                                                ------------
                      LODGING: 0.0%
        100           Harrah's Entertainment, Inc.                     4,977
        370           Hilton Hotels Corp.                              6,338
         90           Marriott Intl., Inc.                             4,158
        190           Starwood Hotels & Resorts Worldwide,
                       Inc.                                            6,834
                                                                ------------
                                                                      22,307
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        320           Caterpillar, Inc.                         $     26,566
                                                                ------------
                                                                      26,566
                                                                ------------
                      MACHINERY -- DIVERSIFIED: 0.0%
        400           Deere & Co.                                     26,020
        190           Dover Corp.                                      7,553
        290           Rockwell Automation, Inc.                       10,324
                                                                ------------
                                                                      43,897
                                                                ------------
                      MEDIA: 0.3%
      2,220     @     Comcast Corp.                                   72,971
         80           Dow Jones & Co., Inc.                            3,988
        270           Gannett Co., Inc.                               24,073
         80           Knight-Ridder, Inc.                              6,190
        230           McGraw-Hill Cos., Inc.                          16,082
         50           Meredith Corp.                                   2,441
        150           New York Times Co.                               7,169
      4,510     @     Time Warner, Inc.                               81,134
        300           Tribune Co.                                     15,480
      1,750           Viacom, Inc.                                    77,664
      1,950           Walt Disney Co.                                 45,494
                                                                ------------
                                                                     352,686
                                                                ------------
                      MINING: 0.1%
        850           Alcoa, Inc.                                     32,301
        180           Freeport-McMoRan Copper & Gold, Inc.             7,583
        400           Newmont Mining Corp.                            19,444
         90     @     Phelps Dodge Corp.                               6,848
                                                                ------------
                                                                      66,176
                                                                ------------
                      MISCELLANEOUS MANUFACTURING: 0.5%
      1,310           3M Co.                                         111,389
         90           Cooper Industries Ltd.                           5,214
        210           Danaher Corp.                                   19,268
        290           Eastman Kodak Co.                                7,444
         80           Eaton Corp.                                      8,638
     10,040           General Electric Co.                           311,039
        860           Honeywell Intl., Inc.                           28,750
        310           Illinois Tool Works, Inc.                       26,012
        180    @@     Ingersoll-Rand Co.                              12,218
         80           ITT Industries, Inc.                             5,937
        120           Pall Corp.                                       3,220
        150           Textron, Inc.                                    8,559
      1,990    @@     Tyco Intl. Ltd.                                 52,735
                                                                ------------
                                                                     600,423
                                                                ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
        270           Pitney Bowes, Inc.                              10,967
        770     @     Xerox Corp.                                     10,626
                                                                ------------
                                                                      21,593
                                                                ------------
                      OIL AND GAS: 0.5%
         90           Amerada Hess Corp.                               4,785
        240           Anadarko Petroleum Corp.                        12,242
         63           Apache Corp.                                     5,109
        190           Burlington Resources, Inc.                      10,522
      1,430           ChevronTexaco Corp.                            123,538
        921           ConocoPhillips                                  60,390
        400           Devon Energy Corp.                              22,904
        120           EOG Resources, Inc.                              5,540
      6,680           Exxon Mobil Corp.                              273,881
        100           Kerr-McGee Corp.                                 4,649
        420           Marathon Oil Corp.                              13,898
        190   @, @@   Nabors Industries Ltd.                           7,885
         60     @     Noble Corp.                                      2,147
        630           Occidental Petroleum Corp.                      26,611
         90           Sunoco, Inc.                                     4,604
        120     @     Transocean, Inc.                                 2,881
        300           Unocal Corp.                                    11,049
                                                                ------------
                                                                     592,635
                                                                ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES H

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      OIL AND GAS SERVICES: 0.0%
        150     @     BJ Services Co.                           $      5,385
        180           Halliburton Co.                                  4,680
                                                                ------------
                                                                      10,065
                                                                ------------
                      PACKAGING AND CONTAINERS: 0.0%
         80           Ball Corp.                                       4,766
         70           Bemis Co.                                        3,500
        250     @     Pactiv Corp.                                     5,975
        130     @     Sealed Air Corp.                                 7,038
                                                                ------------
                                                                      21,279
                                                                ------------
                      PHARMACEUTICALS: 0.6%
      1,550           Abbott Laboratories                             72,230
        130           Allergan, Inc.                                   9,985
        810           Bristol-Myers Squibb Co.                        23,166
      1,160           Eli Lilly & Co.                                 81,583
         80     @     Express Scripts, Inc.                            5,314
        150     @     Forest Laboratories, Inc.                        9,270
        296     @     King Pharmaceuticals, Inc.                       4,517
        355     @     Medco Health Solutions, Inc.                    12,066
      2,300           Merck & Co., Inc.                              106,260
      7,736           Pfizer, Inc.                                   273,314
        120     @     Watson Pharmaceuticals, Inc.                     5,520
      1,320           Wyeth                                           56,034
                                                                ------------
                                                                     659,259
                                                                ------------
                      PIPELINES: 0.0%
        150           Kinder Morgan, Inc.                              8,865
        530           Williams Cos., Inc.                              5,205
                                                                ------------
                                                                      14,070
                                                                ------------
                      REAL ESTATE: 0.0%
        370           Equity Office Properties Trust                  10,600
        270           Equity Residential                               7,968
        200           Simon Property Group, Inc.                       9,268
                                                                ------------
                                                                      27,836
                                                                ------------
                      RETAIL: 0.7%
        440     @     Autonation, Inc.                                 8,083
        410     @     Bed Bath & Beyond, Inc.                         17,774
        550           Best Buy Co., Inc.                              28,732
        110     @     Big Lots, Inc.                                   1,563
        630     @     Costco Wholesale Corp.                          23,423
        390           CVS Corp.                                       14,087
        185           Darden Restaurants, Inc.                         3,892
        480           Dollar General Corp.                            10,075
        210           Family Dollar Stores                             7,535
        250           Federated Department Stores                     11,783
      1,510           Gap, Inc.                                       35,047
      3,870           Home Depot, Inc.                               137,346
        240           JC Penney Co., Inc.                              6,307
        710           Limited Brands                                  12,801
        750           Lowe's Cos., Inc.                               41,543
        300           May Department Stores Co.                        8,721
      2,140           McDonald's Corp.                                53,136
        140           Nordstrom, Inc.                                  4,802
        480     @     Office Depot, Inc.                               8,021
        250           RadioShack Corp.                                 7,670
        290           Sears Roebuck And Co.                           13,192
        810     @     Staples, Inc.                                   22,113
        690     @     Starbucks Corp.                                 22,811
        140           Tiffany & Co.                                    6,328
        200           TJX Cos., Inc.                                   4,410
        100     @     Toys R US, Inc.                                  1,264
      4,390           Wal-Mart Stores, Inc.                          232,889
      1,370           Walgreen Co.                                    49,841
        180           Wendy's Intl., Inc.                              7,063
        400     @     Yum! Brands, Inc.                               13,760
                                                                ------------
                                                                     816,012
                                                                ------------
                      SAVINGS AND LOANS: 0.0%
        150           Golden West Financial Corp.                     15,479
        935           Washington Mutual, Inc.                         37,512
                                                                ------------
                                                                      52,991
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      SEMICONDUCTORS: 0.4%
        660     @     Altera Corp.                              $     14,982
        380     @     Analog Devices, Inc.                            17,347
      2,240     @     Applied Materials, Inc.                         50,288
        570     @     Applied Micro Circuits Corp.                     3,409
        110     @     Broadcom Corp.                                   3,750
      8,730           Intel Corp.                                    281,105
        310           Linear Technology Corp.                         13,042
        320     @     LSI Logic Corp.                                  2,838
        530           Maxim Integrated Products                       26,394
        190     @     National Semiconductor Corp.                     7,488
        110     @     Novellus Systems, Inc.                           4,626
        200     @     Nvidia Corp.                                     4,650
         80     @     Qlogic Corp.                                     4,128
        100     @     Teradyne, Inc.                                   2,545
      1,670           Texas Instruments, Inc.                         49,065
        360     @     Xilinx, Inc.                                    13,946
                                                                ------------
                                                                     499,603
                                                                ------------
                      SOFTWARE: 0.4%
        390           Adobe Systems, Inc.                             15,327
        140           Autodesk, Inc.                                   3,441
        630           Automatic Data Processing                       24,954
        200     @     BMC Software, Inc.                               3,730
        220     @     Citrix Systems, Inc.                             4,666
        540           Computer Associates Intl., Inc.                 14,764
        490     @     Compuware Corp.                                  2,960
        280     @     Electronic Arts, Inc.                           13,378
        740           First Data Corp.                                30,407
        240     @     Fiserv, Inc.                                     9,482
        470           IMS Health, Inc.                                11,684
        190     @     Intuit, Inc.                                    10,053
        130     @     Mercury Interactive Corp.                        6,323
     10,770           Microsoft Corp.                                296,606
        630     @     Novell, Inc.                                     6,628
      5,260     @     Oracle Corp.                                    69,432
        290     @     Peoplesoft, Inc.                                 6,612
        760     @     Siebel Systems, Inc.                            10,541
        670     @     Veritas Software Corp.                          24,897
                                                                ------------
                                                                     565,885
                                                                ------------
                      TELECOMMUNICATIONS: 0.5%
        300           Alltel Corp.                                    13,974
        790           AT&T Corp.                                      16,037
      1,090     @     AT&T Wireless Services, Inc.                     8,709
        650     @     Avaya, Inc.                                      8,411
      2,460           Bellsouth Corp.                                 69,618
        200           CenturyTel, Inc.                                 6,524
        570     @     Ciena Corp.                                      3,785
      6,950     @     Cisco Systems, Inc.                            168,815
        270     @     Comverse Technology, Inc.                        4,749
      1,130     @     Corning, Inc.                                   11,786
      2,210           Motorola, Inc.                                  31,095
      1,900     @     Nextel Communications, Inc.                     53,314
        760           Qualcomm, Inc.                                  40,987
      3,240           SBC Communications, Inc.                        84,467
        230           Scientific-Atlanta, Inc.                         6,279
        920           Sprint Corp.-FON Group                          15,106
        390     @     Tellabs, Inc.                                    3,288
      2,750           Verizon Communications, Inc.                    96,470
                                                                ------------
                                                                     643,414
                                                                ------------
                      TOYS/GAMES/HOBBIES: 0.0%
        200           Hasbro, Inc.                                     4,256
        750           Mattel, Inc.                                    14,453
                                                                ------------
                                                                      18,709
                                                                ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES H

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                      TRANSPORTATION: 0.1%
        360           Burlington Northern Santa Fe Corp.        $     11,646
        270           FedEx Corp.                                     18,225
        410           Norfolk Southern Corp.                           9,697
        120           Ryder System, Inc.                               4,098
        100           Union Pacific Corp.                              6,948
      1,120           United Parcel Service, Inc.                     83,496
                                                                ------------
                                                                     134,110
                                                                ------------
                      Total Common Stock
                       (Cost $9,081,588)                          10,558,424
                                                                ------------
 Principal
  Amount                                                           Value
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 52.3%
                      FEDERAL HOME LOAN BANK: 7.8%
$10,000,000           1.570%, due 12/14/04                         9,850,340
                                                                ------------
                                                                   9,850,340
                                                                ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 41.8%
 30,080,000           1.480%, due 01/15/05                        29,615,957
 13,022,000           1.480%, due 01/15/05                        12,820,875
  5,005,000           1.490%, due 02/07/05                         4,922,458
  5,588,000           1.520%, due 02/15/05                         5,493,708
                                                                ------------
                                                                  52,852,998
                                                                ------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.7%
  3,335,079           3.320%, due 02/16/19                         3,375,759
                                                                ------------
                                                                   3,375,759
                                                                ------------
                      Total U.S. Government Agency Obligations
                       (Cost $63,329,739)                         66,079,097
                                                                ------------
U.S. TREASURY OBLIGATIONS: 18.1%
                      U.S. TREASURY STRIP: 18.1%
 23,283,000           1.240%, due 02/15/05                        22,962,230
                                                                ------------
                      Total U.S. Treasury Obligations
                       (Cost $22,458,665)                         22,962,230
                                                                ------------
OTHER BONDS: 20.8%
                      DIVERSIFIED FINANCIAL SERVICES: 8.9%
 11,372,000           Resolution Funding Corp., 1.360%, due
                       01/15/05                                   11,211,086
                                                                ------------
                                                                  11,211,086
                                                                ------------

 Principal
  Amount                                                           Value
----------------------------------------------------------------------------
                      REGIONAL (STATE/PROVNC): 7.8%
$10,291,000           Tennessee Valley Authority, 2.090%, due
                       10/15/05                                 $  9,914,267
                                                                ------------
                                                                   9,914,267
                                                                ------------
                      SOVEREIGN: 4.1%
  5,311,000           FICO Strip, 1.530%, due 02/08/05             5,220,920
                                                                ------------
                                                                   5,220,920
                                                                ------------
                      Total Other Bonds
                       (Cost $25,574,633)                         26,346,273
                                                                ------------
                      Total Long-Term Investments
                       (Cost $120,444,625)                       125,946,024
                                                                ------------
REPURCHASE AGREEMENT: 0.6%
                      REPURCHASE AGREEMENT: 0.6%
    697,000           Goldman Sachs Repurchase Agreement dated
                       12/31/03, 0.990%, due 01/02/04,
                       $697,038 to be received upon repurchase
                       (Collateralized by $713,000 Federal
                       Home Loan Mortgage Corporation, 2.500%,
                       Market Value $711,442 due 12/04/06)           697,000
                                                                ------------
                      Total Short-Term Investments
                       (Cost $697,000)                               697,000
                                                                ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $121,141,625)*                     100.1% $126,643,024
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (100,755)
                                                       ------  ------------
              NET ASSETS                                100.0% $126,542,269
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $122,077,125. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $4,747,174
      Gross Unrealized Depreciation                                 (181,275)
                                                                  ----------
      Net Unrealized Appreciation                                 $4,565,899
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES I

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 5.2%
                     ADVERTISING: 0.0%
        170    @     Interpublic Group of Cos., Inc.           $      2,652
        100          Omnicom Group                                    8,733
                                                               ------------
                                                                     11,385
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
        310          Boeing Co.                                      13,063
        100          General Dynamics Corp.                           9,039
         40          Goodrich Corp.                                   1,188
        170          Lockheed Martin Corp.                            8,738
         90          Rockwell Collins, Inc.                           2,703
        240          United Technologies Corp.                       22,745
                                                               ------------
                                                                     57,476
                                                               ------------
                     AGRICULTURE: 0.1%
        760          Altria Group, Inc.                              41,359
        160          Monsanto Co.                                     4,605
         30          RJ Reynolds Tobacco Holdings, Inc.               1,745
                                                               ------------
                                                                     47,709
                                                               ------------
                     AIRLINES: 0.0%
        120          Southwest Airlines Co.                           1,937
                                                               ------------
                                                                      1,937
                                                               ------------
                     APPAREL: 0.0%
         70          Jones Apparel Group, Inc.                        2,466
         60          Liz Claiborne, Inc.                              2,128
        170          Nike, Inc.                                      11,638
         30          Reebok Intl. Ltd.                                1,180
                                                               ------------
                                                                     17,412
                                                               ------------
                     AUTO MANUFACTURERS: 0.1%
      1,140          Ford Motor Co.                                  18,240
        290          General Motors Corp.                            15,486
         70          Paccar, Inc.                                     5,958
                                                               ------------
                                                                     39,684
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
         60          Dana Corp.                                       1,101
        330          Delphi Corp.                                     3,369
         40          Johnson Controls, Inc.                           4,645
                                                               ------------
                                                                      9,115
                                                               ------------
                     BANKS: 0.4%
        140          Amsouth Bancorp                                  3,430
        750          Bank of America Corp.                           60,322
        280          Bank of New York Co., Inc.                       9,274
        410          Bank One Corp.                                  18,692
        200          BB&T Corp.                                       7,728
        112          Charter One Financial, Inc.                      3,870
         30          Comerica, Inc.                                   1,682
         50          First Tennessee National Corp.                   2,205
        390          FleetBoston Financial Corp.                     17,024
        110          Huntington Bancshares, Inc.                      2,475
        160          Keycorp                                          4,691
        100          Marshall & Ilsley Corp.                          3,825
        150          Mellon Financial Corp.                           4,817
        230          National City Corp.                              7,806
         50          North Fork Bancorporation, Inc.                  2,024
         80          Northern Trust Corp.                             3,714
        100          PNC Financial Services Group, Inc.               5,473
         80          Regions Financial Corp.                          2,976
        170          SouthTrust Corp.                                 5,564
        130          State Street Corp.                               6,770
        100          SunTrust Banks, Inc.                             7,150
         40          Synovus Financial Corp.                          1,157
         85          Union Planters Corp.                             2,677
        720          US Bancorp                                      21,441
        830          Wachovia Corp.                                  38,669
        640          Wells Fargo & Co.                               37,689
         40          Zions Bancorporation                             2,453
                                                               ------------
                                                                    285,598
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.1%
        310          Anheuser-Busch Cos., Inc.                 $     16,331
         20          Brown-Forman Corp.                               1,869
        920          Coca-Cola Co.                                   46,690
        170          Coca-Cola Enterprises, Inc.                      3,718
         90          Pepsi Bottling Group, Inc.                       2,176
        650          PepsiCo, Inc.                                   30,303
                                                               ------------
                                                                    101,087
                                                               ------------
                     BIOTECHNOLOGY: 0.1%
        481    @     Amgen, Inc.                                     29,726
         50    @     Biogen IDEC, Inc.                                1,839
         90    @     Chiron Corp.                                     5,129
         90    @     Genzyme Corp.                                    4,441
         40    @     Medimmune, Inc.                                  1,016
                                                               ------------
                                                                     42,151
                                                               ------------
                     BUILDING MATERIALS: 0.0%
         30    @     American Standard Cos., Inc.                     3,021
        170          Masco Corp.                                      4,659
         50          Vulcan Materials Co.                             2,379
                                                               ------------
                                                                     10,059
                                                               ------------
                     CHEMICALS: 0.1%
         90          Air Products & Chemicals, Inc.                   4,755
         30          Ashland, Inc.                                    1,322
        360          Dow Chemical Co.                                14,965
         90          Ecolab, Inc.                                     2,463
         90          Engelhard Corp.                                  2,696
         50    @     Hercules, Inc.                                     610
         60          International Flavors & Fragrances, Inc.         2,095
         90          PPG Industries, Inc.                             5,762
        120          Praxair, Inc.                                    4,584
        100          Rohm & Haas Co.                                  4,271
         80          Sherwin-Williams Co.                             2,779
         30          Sigma-Aldrich Corp.                              1,715
                                                               ------------
                                                                     48,017
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
         70    @     Apollo Group, Inc.                               4,760
        650    @     Cendant Corp.                                   14,475
         80    @     Concord EFS, Inc.                                1,187
         80    @     Convergys Corp.                                  1,397
         30          Deluxe Corp.                                     1,240
         70          Equifax, Inc.                                    1,715
         80          H&R Block, Inc.                                  4,430
         50          McKesson Corp.                                   1,608
         60          Moody's Corp.                                    3,633
        170          Paychex, Inc.                                    6,324
         60    @     Robert Half Intl., Inc.                          1,400
         40          RR Donnelley & Sons Co.                          1,206
                                                               ------------
                                                                     43,375
                                                               ------------
                     COMPUTERS: 0.2%
        210    @     Apple Computer, Inc.                             4,488
         70    @     Computer Sciences Corp.                          3,096
      1,290    @     Dell, Inc.                                      43,808
        180          Electronic Data Systems Corp.                    4,417
      1,390    @     EMC Corp.                                       17,959
        160    @     Gateway, Inc.                                      736
      1,129          Hewlett-Packard Co.                             25,933
        650          International Business Machines Corp.           60,242
         80    @     Lexmark Intl., Inc.                              6,291
         30    @     NCR Corp.                                        1,164
        210    @     Network Appliance, Inc.                          4,311
      1,240    @     Sun Microsystems, Inc.                           5,568
         40    @     Sungard Data Systems, Inc.                       1,108
        130    @     Unisys Corp.                                     1,931
                                                               ------------
                                                                    181,052
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.1%
         10          Alberto-Culver Co.                                 631
         90          Avon Products, Inc.                              6,074
        190          Colgate-Palmolive Co.                            9,510

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES I

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
        660          Gillette Co.                              $     24,242
        250          Kimberly-Clark Corp.                            14,773
        490          Procter & Gamble Co.                            48,940
                                                               ------------
                                                                    104,170
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         30          WW Grainger, Inc.                                1,422
                                                               ------------
                                                                      1,422
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.5%
        490          American Express Co.                            23,633
         60          Bear Stearns Cos., Inc.                          4,797
        150          Capital One Financial Corp.                      9,194
        500          Charles Schwab Corp.                             5,920
      1,939          Citigroup, Inc.                                 94,118
        120          Countrywide Financial Corp.                      9,102
        360          Fannie Mae                                      27,022
         40          Federated Investors, Inc.                        1,174
         90          Franklin Resources, Inc.                         4,685
        250          Freddie Mac                                     14,580
        180          Goldman Sachs Group, Inc.                       17,771
      1,300          JP Morgan Chase & Co.                           47,748
        140          Lehman Brothers Holdings, Inc.                  10,811
        475          MBNA Corp.                                      11,804
        600          Merrill Lynch & Co., Inc.                       35,190
        540          Morgan Stanley                                  31,250
        150    @     Providian Financial Corp.                        1,746
        150          SLM Corp.                                        5,652
         50          T Rowe Price Group, Inc.                         2,371
                                                               ------------
                                                                    358,568
                                                               ------------
                     ELECTRIC: 0.1%
        340    @     AES Corp.                                        3,210
         60          Ameren Corp.                                     2,760
        160          American Electric Power Co., Inc.                4,882
        110          Centerpoint Energy, Inc.                         1,066
         80          Cinergy Corp.                                    3,105
         40          Consolidated Edison, Inc.                        1,720
         80          Constellation Energy Group, Inc.                 3,133
         50          Dominion Resources, Inc.                         3,192
        140          Duke Energy Corp.                                2,863
        220          Edison Intl.                                     4,825
        100          Entergy Corp.                                    5,712
        130          Exelon Corp.                                     8,626
        130          FirstEnergy Corp.                                4,576
         70          FPL Group, Inc.                                  4,579
         90          NiSource, Inc.                                   1,975
        200    @     PG&E Corp.                                       5,554
         30          Pinnacle West Capital Corp.                      1,201
         60          PPL Corp.                                        2,625
         90          Progress Energy, Inc.                            4,073
        100          Public Service Enterprise Group, Inc.            4,380
        290          Southern Co.                                     8,772
        190          TXU Corp.                                        4,507
        210          Xcel Energy, Inc.                                3,566
                                                               ------------
                                                                     90,902
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        100          American Power Conversion                        2,445
        160          Emerson Electric Co.                            10,360
         50          Molex, Inc.                                      1,745
                                                               ------------
                                                                     14,550
                                                               ------------
                     ELECTRONICS: 0.0%
        170    @     Agilent Technologies, Inc.                       4,971
         80          Applera Corp. -- Applied Biosystems
                      Group                                           1,657
         70    @     Jabil Circuit, Inc.                              1,981
         40          Parker Hannifin Corp.                            2,380
         60          PerkinElmer, Inc.                                1,024
        330    @     Sanmina-SCI Corp.                                4,161
        290    @     Solectron Corp.                                  1,714
         90          Symbol Technologies, Inc.                        1,520

  Shares                                                          Value
---------------------------------------------------------------------------
         50          Tektronix, Inc.                           $      1,580
         70    @     Thermo Electron Corp.                            1,764
                                                               ------------
                                                                     22,752
                                                               ------------
                     ENTERTAINMENT: 0.0%
        120          International Game Technology                    4,284
                                                               ------------
                                                                      4,284
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        110    @     Allied Waste Industries, Inc.                    1,527
        200          Waste Management, Inc.                           5,920
                                                               ------------
                                                                      7,447
                                                               ------------
                     FOOD: 0.1%
        223          Archer-Daniels-Midland Co.                       3,394
        170          Campbell Soup Co.                                4,556
        260          Conagra Foods, Inc.                              6,861
        140          General Mills, Inc.                              6,342
         20          Hershey Foods Corp.                              1,540
        130          HJ Heinz Co.                                     4,736
        140          Kellogg Co.                                      5,331
        270    @     Kroger Co.                                       4,998
         50          McCormick & Co., Inc.                            1,505
         70    @     Safeway, Inc.                                    1,534
        290          Sara Lee Corp.                                   6,296
         60          Supervalu, Inc.                                  1,715
        230          Sysco Corp.                                      8,562
         10          Winn-Dixie Stores, Inc.                            100
         80          WM Wrigley Jr Co.                                4,497
                                                               ------------
                                                                     61,967
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
         20          Boise Cascade Corp.                                657
        100          Georgia-Pacific Corp.                            3,067
        170          International Paper Co.                          7,329
         60    @     Louisiana-Pacific Corp.                          1,073
         30          MeadWestvaco Corp.                                 893
         20          Temple-Inland, Inc.                              1,253
         80          Weyerhaeuser Co.                                 5,120
                                                               ------------
                                                                     19,392
                                                               ------------
                     GAS: 0.0%
         50          KeySpan Corp.                                    1,840
         10          Peoples Energy Corp.                               420
        110          Sempra Energy                                    3,307
                                                               ------------
                                                                      5,567
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
         40          Black & Decker Corp.                             1,973
         30          Snap-On, Inc.                                      967
         50          Stanley Works                                    1,894
                                                               ------------
                                                                      4,834
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.2%
         20          Bausch & Lomb, Inc.                              1,038
        250          Baxter Intl., Inc.                               7,630
        100          Becton Dickinson & Co.                           4,114
        100          Biomet, Inc.                                     3,641
        410    @     Boston Scientific Corp.                         15,072
         30          CR Bard, Inc.                                    2,438
        200          Guidant Corp.                                   12,040
      1,120          Johnson & Johnson                               57,858
        460          Medtronic, Inc.                                 22,361
         60    @     St. Jude Medical, Inc.                           3,681
         70          Stryker Corp.                                    5,951
         90    @     Zimmer Holdings, Inc.                            6,336
                                                               ------------
                                                                    142,160
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.1%
         70    @     Anthem, Inc.                                     5,250
         80    @     Humana, Inc.                                     1,828
         40          Manor Care, Inc.                                 1,383
         20          Quest Diagnostics                                1,462

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES I

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
        380          UnitedHealth Group, Inc.                  $     22,109
         90    @     WellPoint Health Networks                        8,729
                                                               ------------
                                                                     40,761
                                                               ------------
                     HOME BUILDERS: 0.0%
         30          Centex Corp.                                     3,230
         20          KB Home                                          1,450
         20          Pulte Homes, Inc.                                1,872
                                                               ------------
                                                                      6,552
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        100          Leggett & Platt, Inc.                            2,163
         40          Whirlpool Corp.                                  2,906
                                                               ------------
                                                                      5,069
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         80          Clorox Co.                                       3,885
         60          Fortune Brands, Inc.                             4,289
                                                               ------------
                                                                      8,174
                                                               ------------
                     INSURANCE: 0.2%
        130    @@    ACE Ltd.                                         5,385
        200          Aflac, Inc.                                      7,236
        250          Allstate Corp.                                  10,754
         50          Ambac Financial Group, Inc.                      3,470
        980          American Intl. Group                            64,953
         50          AON Corp.                                        1,197
         70          Chubb Corp.                                      4,767
         90          Cigna Corp.                                      5,175
         30          Cincinnati Financial Corp.                       1,256
        100          Hartford Financial Services Group, Inc.          5,903
         70          Jefferson-Pilot Corp.                            3,546
        120          John Hancock Financial Services, Inc.            4,500
         90          Lincoln National Corp.                           3,633
         80          Marsh & McLennan Cos., Inc.                      3,831
         50          MBIA, Inc.                                       2,962
        280          Metlife, Inc.                                    9,428
         40          MGIC Investment Corp.                            2,278
        120          Principal Financial Group                        3,968
        110          Progressive Corp.                                9,195
        200          Prudential Financial, Inc.                       8,354
         50          Safeco Corp.                                     1,947
         90          St. Paul Cos.                                    3,569
         60          Torchmark Corp.                                  2,732
        386          Travelers Property Casualty Corp.                6,550
         50    @@    XL Capital Ltd.                                  3,878
                                                               ------------
                                                                    180,467
                                                               ------------
                     INTERNET: 0.0%
        240    @     eBay, Inc.                                      15,502
         40    @     Monster Worldwide, Inc.                            878
        180    @     Symantec Corp.                                   6,237
        240    @     Yahoo!, Inc.                                    10,841
                                                               ------------
                                                                     33,458
                                                               ------------
                     IRON/STEEL: 0.0%
         30          Nucor Corp.                                      1,680
                                                               ------------
                                                                      1,680
                                                               ------------
                     LEISURE TIME: 0.0%
         50          Brunswick Corp.                                  1,592
         90          Carnival Corp.                                   3,576
        110          Harley-Davidson, Inc.                            5,227
         50          Sabre Holdings Corp.                             1,080
                                                               ------------
                                                                     11,475
                                                               ------------
                     LODGING: 0.0%
         60          Harrah's Entertainment, Inc.                     2,986
        140          Hilton Hotels Corp.                              2,398
         40          Marriott Intl., Inc.                             1,848
         70          Starwood Hotels & Resorts Worldwide,
                      Inc.                                            2,518
                                                               ------------
                                                                      9,750
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        120          Caterpillar, Inc.                         $      9,962
                                                               ------------
                                                                      9,962
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
        150          Deere & Co.                                      9,758
         80          Dover Corp.                                      3,180
        120          Rockwell Automation, Inc.                        4,272
                                                               ------------
                                                                     17,210
                                                               ------------
                     MEDIA: 0.2%
        830    @     Comcast Corp.                                   27,282
         30          Dow Jones & Co., Inc.                            1,496
        100          Gannett Co., Inc.                                8,916
         30          Knight-Ridder, Inc.                              2,321
        100          McGraw-Hill Cos., Inc.                           6,992
         20          Meredith Corp.                                     976
         60          New York Times Co.                               2,867
      1,680    @     Time Warner, Inc.                               30,223
        110          Tribune Co.                                      5,676
        650          Viacom, Inc.                                    28,847
        730          Walt Disney Co.                                 17,031
                                                               ------------
                                                                    132,627
                                                               ------------
                     MINING: 0.0%
        320          Alcoa, Inc.                                     12,159
         70          Freeport-McMoRan Copper & Gold, Inc.             2,949
        150          Newmont Mining Corp.                             7,292
         40    @     Phelps Dodge Corp.                               3,044
                                                               ------------
                                                                     25,444
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.3%
        490          3M Co.                                          41,665
         40          Cooper Industries Ltd.                           2,317
         20          Crane Co.                                          615
         80          Danaher Corp.                                    7,340
        110          Eastman Kodak Co.                                2,824
         30          Eaton Corp.                                      3,239
      3,760          General Electric Co.                           116,484
        320          Honeywell Intl., Inc.                           10,698
        120          Illinois Tool Works, Inc.                       10,069
         60    @@    Ingersoll-Rand Co.                               4,073
         30          ITT Industries, Inc.                             2,226
         50          Pall Corp.                                       1,342
         50          Textron, Inc.                                    2,853
        740    @@    Tyco Intl. Ltd.                                 19,610
                                                               ------------
                                                                    225,355
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         80          Pitney Bowes, Inc.                               3,250
        370    @     Xerox Corp.                                      5,106
                                                               ------------
                                                                      8,356
                                                               ------------
                     OIL AND GAS: 0.3%
         50          Amerada Hess Corp.                               2,659
         90          Anadarko Petroleum Corp.                         4,591
         24          Apache Corp.                                     1,946
         70          Burlington Resources, Inc.                       3,877
        540          ChevronTexaco Corp.                             46,650
        340          ConocoPhillips                                  22,293
        150          Devon Energy Corp.                               8,589
         40          EOG Resources, Inc.                              1,847
      2,500          Exxon Mobil Corp.                              102,499
         10          Kerr-McGee Corp.                                   465
        110          Marathon Oil Corp.                               3,640
         70  @, @@   Nabors Industries Ltd.                           2,905
         50    @     Noble Corp.                                      1,789
        240          Occidental Petroleum Corp.                      10,138
         50          Sunoco, Inc.                                     2,558
         50    @     Transocean, Inc.                                 1,201
        120          Unocal Corp.                                     4,420
                                                               ------------
                                                                    222,067
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES I

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
         50    @     BJ Services Co.                           $      1,795
         70          Halliburton Co.                                  1,820
                                                               ------------
                                                                      3,615
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
         30          Ball Corp.                                       1,787
         30          Bemis Co.                                        1,500
        100    @     Pactiv Corp.                                     2,390
         50    @     Sealed Air Corp.                                 2,707
                                                               ------------
                                                                      8,384
                                                               ------------
                     PHARMACEUTICALS: 0.3%
        600          Abbott Laboratories                             27,960
         50          Allergan, Inc.                                   3,841
        300          Bristol-Myers Squibb Co.                         8,580
        430          Eli Lilly & Co.                                 30,242
         30    @     Express Scripts, Inc.                            1,993
         60    @     Forest Laboratories, Inc.                        3,708
        110    @     King Pharmaceuticals, Inc.                       1,679
        132    @     Medco Health Solutions, Inc.                     4,487
        830          Merck & Co., Inc.                               38,345
      2,936          Pfizer, Inc.                                   103,728
         60    @     Watson Pharmaceuticals, Inc.                     2,760
        520          Wyeth                                           22,074
                                                               ------------
                                                                    249,397
                                                               ------------
                     PIPELINES: 0.0%
         50          Kinder Morgan, Inc.                              2,955
        190          Williams Cos., Inc.                              1,866
                                                               ------------
                                                                      4,821
                                                               ------------
                     REAL ESTATE: 0.0%
        140          Equity Office Properties Trust                   4,011
        100          Equity Residential                               2,951
         70          Simon Property Group, Inc.                       3,244
                                                               ------------
                                                                     10,206
                                                               ------------
                     RETAIL: 0.5%
        110    @     Autonation, Inc.                                 2,021
        150    @     Bed Bath &Beyond, Inc.                           6,503
        210          Best Buy Co., Inc.                              10,970
         70    @     Big Lots, Inc.                                     995
         50          Circuit City Stores, Inc.                          507
        230    @     Costco Wholesale Corp.                           8,551
        150          CVS Corp.                                        5,418
         90          Darden Restaurants, Inc.                         1,894
        170          Dollar General Corp.                             3,568
         70          Family Dollar Stores                             2,512
        120          Federated Department Stores                      5,656
        560          Gap, Inc.                                       12,998
      1,450          Home Depot, Inc.                                51,460
         40          JC Penney Co., Inc.                              1,051
        260          Limited Brands                                   4,688
        280          Lowe's Cos., Inc.                               15,508
        110          May Department Stores Co.                        3,198
        800          McDonald's Corp.                                19,863
         50          Nordstrom, Inc.                                  1,715
        190    @     Office Depot, Inc.                               3,175
        100          RadioShack Corp.                                 3,068
        110          Sears Roebuck And Co.                            5,004
        300    @     Staples, Inc.                                    8,190
        260    @     Starbucks Corp.                                  8,596
         50          Tiffany & Co.                                    2,260
         70          TJX Cos., Inc.                                   1,544
         80    @     Toys R US, Inc.                                  1,011
      1,640          Wal-Mart Stores, Inc.                           87,001
        510          Walgreen Co.                                    18,553
         70          Wendy's Intl., Inc.                              2,747
        150    @     Yum! Brands, Inc.                                5,160
                                                               ------------
                                                                    305,385
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
         60          Golden West Financial Corp.                      6,191
        350          Washington Mutual, Inc.                         14,042
                                                               ------------
                                                                     20,233
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 0.3%
        250    @     Altera Corp.                              $      5,675
        140    @     Analog Devices, Inc.                             6,391
        820    @     Applied Materials, Inc.                         18,409
        170    @     Applied Micro Circuits Corp.                     1,017
         40    @     Broadcom Corp.                                   1,364
      3,310          Intel Corp.                                    106,581
        120          Linear Technology Corp.                          5,048
        160    @     LSI Logic Corp.                                  1,419
        200          Maxim Integrated Products                        9,960
         70    @     National Semiconductor Corp.                     2,759
         40    @     Novellus Systems, Inc.                           1,682
         70    @     Nvidia Corp.                                     1,628
         30    @     Qlogic Corp.                                     1,548
         70    @     Teradyne, Inc.                                   1,782
        660          Texas Instruments, Inc.                         19,391
        130    @     Xilinx, Inc.                                     5,036
                                                               ------------
                                                                    189,690
                                                               ------------
                     SOFTWARE: 0.3%
        120          Adobe Systems, Inc.                              4,716
         60          Autodesk, Inc.                                   1,475
        210          Automatic Data Processing                        8,318
        104    @     BMC Software, Inc.                               1,940
         80    @     Citrix Systems, Inc.                             1,697
        220          Computer Associates Intl., Inc.                  6,015
        200    @     Compuware Corp.                                  1,208
        100    @     Electronic Arts, Inc.                            4,778
        280          First Data Corp.                                11,505
         75    @     Fiserv, Inc.                                     2,963
        180          IMS Health, Inc.                                 4,475
         70    @     Intuit, Inc.                                     3,704
         50    @     Mercury Interactive Corp.                        2,432
      4,080          Microsoft Corp.                                112,362
        150    @     Novell, Inc.                                     1,578
      1,960    @     Oracle Corp.                                    25,872
        130    @     Peoplesoft, Inc.                                 2,964
        290    @     Siebel Systems, Inc.                             4,022
        280    @     Veritas Software Corp.                          10,405
                                                               ------------
                                                                    212,429
                                                               ------------
                     TELECOMMUNICATIONS: 0.3%
        110          Alltel Corp.                                     5,124
        292          AT&T Corp.                                       5,928
        410    @     AT&T Wireless Services, Inc.                     3,276
        290    @     Avaya, Inc.                                      3,753
        920          Bellsouth Corp.                                 26,036
         60          CenturyTel, Inc.                                 1,957
        210    @     Ciena Corp.                                      1,394
      2,640    @     Cisco Systems, Inc.                             64,125
        100    @     Citizens Communications Co.                      1,242
         80    @     Comverse Technology, Inc.                        1,407
        510    @     Corning, Inc.                                    5,319
        830          Motorola, Inc.                                  11,678
        710    @     Nextel Communications, Inc.                     19,923
        300          Qualcomm, Inc.                                  16,179
      1,250          SBC Communications, Inc.                        32,588
         80          Scientific-Atlanta, Inc.                         2,184
        340          Sprint Corp.-FON Group                           5,583
        170    @     Tellabs, Inc.                                    1,433
      1,030          Verizon Communications, Inc.                    36,132
                                                               ------------
                                                                    245,261
                                                               ------------
                     TEXTILES: 0.0%
         30          Cintas Corp.                                     1,504
                                                               ------------
                                                                      1,504
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES I

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TOYS/GAMES/HOBBIES: 0.0%
        100          Hasbro, Inc.                              $      2,128
        220          Mattel, Inc.                                     4,239
                                                               ------------
                                                                      6,367
                                                               ------------
                     TRANSPORTATION: 0.1%
        130          Burlington Northern Santa Fe Corp.               4,206
         30          CSX Corp.                                        1,078
        100          FedEx Corp.                                      6,750
        150          Norfolk Southern Corp.                           3,548
         30          Ryder System, Inc.                               1,025
         40          Union Pacific Corp.                              2,779
        420          United Parcel Service, Inc.                     31,310
                                                               ------------
                                                                     50,696
                                                               ------------
                     Total Common Stock
                      (Cost $3,418,669)                           3,980,467
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 45%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 19.3%
$15,000,000          1.650%, due 05/31/05                        14,652,315
                                                               ------------
                                                                 14,652,315
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 25.7%
 20,000,000          1.810%, due 06/14/05                        19,479,300
                                                               ------------
                                                                 19,479,300
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $32,498,618)                         34,131,615
                                                               ------------
U.S. TREASURY OBLIGATIONS: 9.6%
                     U.S. TREASURY STRIP: 9.6%
$ 2,584,000          1.380%, due 05/15/05                         2,536,038
  4,856,000          1.350%, due 05/15/05                         4,767,815
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $6,996,157)                           7,303,853
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 39.9%
                     SOVEREIGN: 38.50%
$ 1,164,000          FICO Strip, 1.620%, due 04/06/05          $  1,140,280
  1,959,000          FICO Strip, 1.720%, due 06/06/05             1,911,116
  3,238,000          FICO Strip, 1.720%, due 06/06/05             3,158,854
  3,510,000          Israel Government Aid Bond,
                      1.560%, due 05/15/05                        3,435,479
 15,000,000          Israel Trust, 1.810%, due 05/15/05          14,631,675
  5,000,000          Israel Trust, 1.810%, due 05/15/05           4,877,225
                                                               ------------
                     REGIONAL (STATE/PROVNC): 1.4%               29,154,629
                                                               ------------
  1,100,000          Tennessee Valley Authority, 1.720%, due
                      04/15/05                                    1,075,801
                                                               ------------
                     Total Other Bonds
                      (Cost $29,177,632)                         30,230,430
                                                               ------------
                     Total Long-Term Investments
                      (Cost $72,091,076)                         75,646,365
                                                               ------------
REPURCHASE AGREEMENT: 0.4%
                     REPURCHASE AGREEMENT: 0.4%
    271,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $271,015 to be received upon repurchase
                      (Collateralized by $278,000 Federal
                      Home Loan Mortgage Corporation,2.500%,
                      Market Value $276,871 due 12/04/06)           271,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $271,000)                               271,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $72,362,076)*                      100.1% $ 75,917,365
              OTHER ASSETS AND LIABILITIES-NET           (0.1)      (98,382)
                                                       ------  ------------
              NET ASSETS                                100.0% $ 75,818,983
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $72,702,913. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $3,247,601
      Gross Unrealized Depreciation                                  (33,149)
                                                                  ----------
      Net Unrealized Appreciation                                 $3,214,452
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES J

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 3.8%
                     ADVERTISING: 0.0%
         70    @     Interpublic Group of Cos., Inc.           $      1,092
         55          Omnicom Group                                    4,803
                                                               ------------
                                                                      5,895
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
        186          Boeing Co.                                       7,838
         55          General Dynamics Corp.                           4,971
         30          Goodrich Corp.                                     891
        101          Lockheed Martin Corp.                            5,191
         33          Rockwell Collins, Inc.                             991
        141          United Technologies Corp.                       13,363
                                                               ------------
                                                                     33,245
                                                               ------------
                     AGRICULTURE: 0.0%
        445          Altria Group, Inc.                              24,217
         79          Monsanto Co.                                     2,274
         20          RJ Reynolds Tobacco Holdings, Inc.               1,163
                                                               ------------
                                                                     27,654
                                                               ------------
                     AIRLINES: 0.0%
         30          Delta Air Lines, Inc.                              354
         69          Southwest Airlines Co.                           1,114
                                                               ------------
                                                                      1,468
                                                               ------------
                     APPAREL: 0.0%
         35          Jones Apparel Group, Inc.                        1,233
         20          Liz Claiborne, Inc.                                709
        100          Nike, Inc.                                       6,846
         15          Reebok Intl. Ltd.                                  590
                                                               ------------
                                                                      9,378
                                                               ------------
                     AUTO MANUFACTURERS: 0.0%
        674          Ford Motor Co.                                  10,784
        160          General Motors Corp.                             8,544
         40          Paccar, Inc.                                     3,405
                                                               ------------
                                                                     22,733
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
         40          Dana Corp.                                         734
        220          Delphi Corp.                                     2,246
         17          Johnson Controls, Inc.                           1,974
                                                               ------------
                                                                      4,954
                                                               ------------
                     BANKS: 0.4%
         75          Amsouth Bancorp                                  1,838
        442          Bank of America Corp.                           35,549
        170          Bank of New York Co., Inc.                       5,630
        256          Bank One Corp.                                  11,671
        115          BB&T Corp.                                       4,444
         47          Charter One Financial, Inc.                      1,624
         20          Comerica, Inc.                                   1,121
         30          First Tennessee National Corp.                   1,323
        229          FleetBoston Financial Corp.                      9,996
         51          Huntington Bancshares, Inc.                      1,148
        100          Keycorp                                          2,932
         55          Marshall & Ilsley Corp.                          2,104
         97          Mellon Financial Corp.                           3,115
        136          National City Corp.                              4,616
         30          North Fork Bancorporation, Inc.                  1,214
         50          Northern Trust Corp.                             2,321
         60          PNC Financial Services Group, Inc.               3,284
         45          Regions Financial Corp.                          1,674
         95          SouthTrust Corp.                                 3,109
         75          State Street Corp.                               3,906
         60          SunTrust Banks, Inc.                             4,290
         30          Synovus Financial Corp.                            868
         45          Union Planters Corp.                             1,417
        427          US Bancorp                                      12,716
        480          Wachovia Corp.                                  22,363
        360          Wells Fargo & Co.                               21,200
         27          Zions Bancorporation                             1,656
                                                               ------------
                                                                    167,129
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.1%
        187          Anheuser-Busch Cos., Inc.                 $      9,851
          5          Brown-Forman Corp.                                 467
        541          Coca-Cola Co.                                   27,456
         98          Coca-Cola Enterprises, Inc.                      2,143
         61          Pepsi Bottling Group, Inc.                       1,475
        375          PepsiCo, Inc.                                   17,483
                                                               ------------
                                                                     58,875
                                                               ------------
                     BIOTECHNOLOGY: 0.0%
        284    @     Amgen, Inc.                                     17,550
         30    @     Biogen IDEC, Inc.                                1,103
         36    @     Chiron Corp.                                     2,052
         46    @     Genzyme Corp.                                    2,270
         20    @     Medimmune, Inc.                                    508
         10    @     Millipore Corp.                                    431
                                                               ------------
                                                                     23,914
                                                               ------------
                     BUILDING MATERIALS: 0.0%
         15    @     American Standard Cos., Inc.                     1,511
        102          Masco Corp.                                      2,796
         25          Vulcan Materials Co.                             1,189
                                                               ------------
                                                                      5,496
                                                               ------------
                     CHEMICALS: 0.0%
         55          Air Products & Chemicals, Inc.                   2,906
         10          Ashland, Inc.                                      441
        209          Dow Chemical Co.                                 8,687
         50          Ecolab, Inc.                                     1,369
         49          Engelhard Corp.                                  1,468
         10    @     Hercules, Inc.                                     122
         20          International Flavors & Fragrances, Inc.           698
         52          PPG Industries, Inc.                             3,329
         66          Praxair, Inc.                                    2,521
         45          Rohm & Haas Co.                                  1,922
         35          Sherwin-Williams Co.                             1,216
         15          Sigma-Aldrich Corp.                                858
                                                               ------------
                                                                     25,537
                                                               ------------
                     COMMERCIAL SERVICES: 0.0%
         42    @     Apollo Group, Inc.                               2,856
        380    @     Cendant Corp.                                    8,462
         50    @     Concord EFS, Inc.                                  742
         20    @     Convergys Corp.                                    349
          5          Deluxe Corp.                                       207
         20          Equifax, Inc.                                      490
         43          H&R Block, Inc.                                  2,381
         30          McKesson Corp.                                     965
         30          Moody's Corp.                                    1,817
        104          Paychex, Inc.                                    3,868
         40    @     Robert Half Intl., Inc.                            934
         10          RR Donnelley & Sons Co.                            302
                                                               ------------
                                                                     23,373
                                                               ------------
                     COMPUTERS: 0.2%
        130    @     Apple Computer, Inc.                             2,778
         35    @     Computer Sciences Corp.                          1,548
        754    @     Dell, Inc.                                      25,606
        100          Electronic Data Systems Corp.                    2,454
        821    @     EMC Corp.                                       10,607
         70    @     Gateway, Inc.                                      322
        661          Hewlett-Packard Co.                             15,183
        377          International Business Machines Corp.           34,941
         45    @     Lexmark Intl., Inc.                              3,539
         20    @     NCR Corp.                                          776
        128    @     Network Appliance, Inc.                          2,628
        720    @     Sun Microsystems, Inc.                           3,233
         30    @     Sungard Data Systems, Inc.                         831
         80    @     Unisys Corp.                                     1,188
                                                               ------------
                                                                    105,634
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.1%
         13          Alberto-Culver Co.                                 820
         47          Avon Products, Inc.                              3,172

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES J

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
        116          Colgate-Palmolive Co.                     $      5,806
        383          Gillette Co.                                    14,068
        145          Kimberly-Clark Corp.                             8,568
        282          Procter & Gamble Co.                            28,166
                                                               ------------
                                                                     60,600
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         10          WW Grainger, Inc.                                  474
                                                               ------------
                                                                        474
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.4%
        287          American Express Co.                            13,842
         30          Bear Stearns Cos., Inc.                          2,399
         81          Capital One Financial Corp.                      4,964
        286          Charles Schwab Corp.                             3,386
      1,116          Citigroup, Inc.                                 54,172
         69          Countrywide Financial Corp.                      5,259
        208          Fannie Mae                                      15,612
         20          Federated Investors, Inc.                          587
         57          Franklin Resources, Inc.                         2,967
        151          Freddie Mac                                      8,806
        102          Goldman Sachs Group, Inc.                       10,070
        751          JP Morgan Chase & Co.                           27,584
         78          Lehman Brothers Holdings, Inc.                   6,023
        270          MBNA Corp.                                       6,710
        352          Merrill Lynch & Co., Inc.                       20,645
        321          Morgan Stanley                                  18,576
         50    @     Providian Financial Corp.                          582
         93          SLM Corp.                                        3,504
         24          T Rowe Price Group, Inc.                         1,138
                                                               ------------
                                                                    206,826
                                                               ------------
                     ELECTRIC: 0.1%
        139    @     AES Corp.                                        1,312
         30          Ameren Corp.                                     1,380
         84          American Electric Power Co., Inc.                2,563
         70          Centerpoint Energy, Inc.                           678
         40          Cinergy Corp.                                    1,552
         30          CMS Energy Corp.                                   256
         25          Consolidated Edison, Inc.                        1,075
         45          Constellation Energy Group, Inc.                 1,762
         30          Dominion Resources, Inc.                         1,915
         77          Duke Energy Corp.                                1,575
        137          Edison Intl.                                     3,004
         55          Entergy Corp.                                    3,142
         77          Exelon Corp.                                     5,110
         70          FirstEnergy Corp.                                2,464
         42          FPL Group, Inc.                                  2,748
         70          NiSource, Inc.                                   1,536
         80    @     PG&E Corp.                                       2,222
         20          Pinnacle West Capital Corp.                        800
         37          PPL Corp.                                        1,619
         56          Progress Energy, Inc.                            2,535
         45          Public Service Enterprise Group, Inc.            1,971
        170          Southern Co.                                     5,142
        110          TXU Corp.                                        2,609
         94          Xcel Energy, Inc.                                1,596
                                                               ------------
                                                                     50,566
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
         44          American Power Conversion                        1,076
         90          Emerson Electric Co.                             5,827
         45          Molex, Inc.                                      1,570
         20          Power-One, Inc.                                    217
                                                               ------------
                                                                      8,690
                                                               ------------
                     ELECTRONICS: 0.0%
        100    @     Agilent Technologies, Inc.                       2,923
         50          Applera Corp. -- Applied Biosystems
                      Group                                           1,036
         33    @     Jabil Circuit, Inc.                                934
         30          Parker Hannifin Corp.                            1,785
         40          PerkinElmer, Inc.                                  683

  Shares                                                          Value
---------------------------------------------------------------------------
        180    @     Sanmina-SCI Corp.                         $      2,270
        190    @     Solectron Corp.                                  1,123
         36          Symbol Technologies, Inc.                          608
         10          Tektronix, Inc.                                    316
         30    @     Thermo Electron Corp.                              756
                                                               ------------
                                                                     12,434
                                                               ------------
                     ENTERTAINMENT: 0.0%
         64          International Game Technology                    2,285
                                                               ------------
                                                                      2,285
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
         50    @     Allied Waste Industries, Inc.                      694
        128          Waste Management, Inc.                           3,789
                                                               ------------
                                                                      4,483
                                                               ------------
                     FOOD: 0.1%
        142          Archer-Daniels-Midland Co.                       2,161
         90          Campbell Soup Co.                                2,412
        150          Conagra Foods, Inc.                              3,959
         85          General Mills, Inc.                              3,851
         10          Hershey Foods Corp.                                770
         80          HJ Heinz Co.                                     2,914
         86          Kellogg Co.                                      3,275
        170    @     Kroger Co.                                       3,147
         19          McCormick & Co., Inc.                              572
         40    @     Safeway, Inc.                                      876
        170          Sara Lee Corp.                                   3,691
         30          Supervalu, Inc.                                    858
        142          Sysco Corp.                                      5,286
         20          Winn-Dixie Stores, Inc.                            199
         54          WM Wrigley Jr Co.                                3,035
                                                               ------------
                                                                     37,006
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
         25          Boise Cascade Corp.                                822
         60          Georgia-Pacific Corp.                            1,840
        105          International Paper Co.                          4,526
         30    @     Louisiana-Pacific Corp.                            536
         20          MeadWestvaco Corp.                                 595
         10          Temple-Inland, Inc.                                627
         50          Weyerhaeuser Co.                                 3,200
                                                               ------------
                                                                     12,146
                                                               ------------
                     GAS: 0.0%
         40          KeySpan Corp.                                    1,472
          5          Peoples Energy Corp.                               210
         69          Sempra Energy                                    2,074
                                                               ------------
                                                                      3,756
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
         18          Black & Decker Corp.                               888
         10          Snap-On, Inc.                                      322
         25          Stanley Works                                      947
                                                               ------------
                                                                      2,157
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.1%
          5          Bausch & Lomb, Inc.                                260
        150          Baxter Intl., Inc.                               4,578
         60          Becton Dickinson & Co.                           2,468
         60          Biomet, Inc.                                     2,185
        244    @     Boston Scientific Corp.                          8,969
         16          CR Bard, Inc.                                    1,300
        114          Guidant Corp.                                    6,863
        640          Johnson & Johnson                               33,062
        270          Medtronic, Inc.                                 13,125
         42    @     St. Jude Medical, Inc.                           2,577
         43          Stryker Corp.                                    3,655
         53    @     Zimmer Holdings, Inc.                            3,731
                                                               ------------
                                                                     82,773
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.0%
         38    @     Anthem, Inc.                                     2,850
         53    @     Humana, Inc.                                     1,211
         20          Manor Care, Inc.                                   691

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES J

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
         10          Quest Diagnostics                         $        731
        214          UnitedHealth Group, Inc.                        12,452
         56    @     WellPoint Health Networks                        5,431
                                                               ------------
                                                                     23,366
                                                               ------------
                     HOME BUILDERS: 0.0%
         17          Centex Corp.                                     1,830
          5          KB Home                                            363
          2          Pulte Homes, Inc.                                  187
                                                               ------------
                                                                      2,380
                                                               ------------
                     HOME FURNISHINGS: 0.0%
         50          Leggett & Platt, Inc.                            1,082
         15          Whirlpool Corp.                                  1,089
                                                               ------------
                                                                      2,171
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         45          Clorox Co.                                       2,185
         40          Fortune Brands, Inc.                             2,860
         10          Tupperware Corp.                                   173
                                                               ------------
                                                                      5,218
                                                               ------------
                     INSURANCE: 0.2%
         72    @@    ACE Ltd.                                         2,982
        115          Aflac, Inc.                                      4,161
        158          Allstate Corp.                                   6,796
         27          Ambac Financial Group, Inc.                      1,874
        570          American Intl. Group                            37,779
         30          AON Corp.                                          718
         43          Chubb Corp.                                      2,928
         51          Cigna Corp.                                      2,933
         15          Cincinnati Financial Corp.                         628
         60          Hartford Financial Services Group, Inc.          3,542
         30          Jefferson-Pilot Corp.                            1,520
         60          John Hancock Financial Services, Inc.            2,250
         40          Lincoln National Corp.                           1,615
         46          Marsh & McLennan Cos., Inc.                      2,203
         40          MBIA, Inc.                                       2,369
        166          Metlife, Inc.                                    5,589
         20          MGIC Investment Corp.                            1,139
         74          Principal Financial Group                        2,447
         59          Progressive Corp.                                4,932
        120          Prudential Financial, Inc.                       5,012
         35          Safeco Corp.                                     1,363
         50          St. Paul Cos.                                    1,983
         20          Torchmark Corp.                                    911
        222          Travelers Property Casualty Corp.                3,767
         29    @@    XL Capital Ltd.                                  2,249
                                                               ------------
                                                                    103,690
                                                               ------------
                     INTERNET: 0.0%
        144    @     eBay, Inc.                                       9,301
         20    @     Monster Worldwide, Inc.                            439
         82    @     Symantec Corp.                                   2,841
        139    @     Yahoo!, Inc.                                     6,279
                                                               ------------
                                                                     18,860
                                                               ------------
                     IRON/STEEL: 0.0%
         10          Nucor Corp.                                        560
                                                               ------------
                                                                        560
                                                               ------------
                     LEISURE TIME: 0.0%
         10          Brunswick Corp.                                    318
         50          Carnival Corp.                                   1,987
         62          Harley-Davidson, Inc.                            2,946
         30          Sabre Holdings Corp.                               648
                                                               ------------
                                                                      5,899
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     LODGING: 0.0%
         20          Harrah's Entertainment, Inc.              $        995
         81          Hilton Hotels Corp.                              1,388
         25          Marriott Intl., Inc.                             1,155
         40          Starwood Hotels & Resorts Worldwide,
                      Inc.                                            1,439
                                                               ------------
                                                                      4,977
                                                               ------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
         72          Caterpillar, Inc.                                5,977
                                                               ------------
                                                                      5,977
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
         85          Deere & Co.                                      5,530
         43          Dover Corp.                                      1,709
         60          Rockwell Automation, Inc.                        2,136
                                                               ------------
                                                                      9,375
                                                               ------------
                     MEDIA: 0.1%
        498    @     Comcast Corp.                                   16,369
         20          Dow Jones & Co., Inc.                              997
         58          Gannett Co., Inc.                                5,171
         17          Knight-Ridder, Inc.                              1,315
         55          McGraw-Hill Cos., Inc.                           3,846
         15          Meredith Corp.                                     732
         33          New York Times Co.                               1,577
        996    @     Time Warner, Inc.                               17,919
         72          Tribune Co.                                      3,715
        380          Viacom, Inc.                                    16,864
        455          Walt Disney Co.                                 10,615
                                                               ------------
                                                                     79,120
                                                               ------------
                     MINING: 0.0%
        184          Alcoa, Inc.                                      6,992
         50          Freeport-McMoRan Copper & Gold, Inc.             2,107
         90          Newmont Mining Corp.                             4,375
         25    @     Phelps Dodge Corp.                               1,902
                                                               ------------
                                                                     15,376
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.3%
        292          3M Co.                                          24,829
         17          Cooper Industries Ltd.                             985
         10          Crane Co.                                          307
         40          Danaher Corp.                                    3,670
         62          Eastman Kodak Co.                                1,592
         15          Eaton Corp.                                      1,620
      2,178          General Electric Co.                            67,474
        182          Honeywell Intl., Inc.                            6,084
         70          Illinois Tool Works, Inc.                        5,874
         33    @@    Ingersoll-Rand Co.                               2,240
         16          ITT Industries, Inc.                             1,187
         30          Pall Corp.                                         805
         30          Textron, Inc.                                    1,712
        438    @@    Tyco Intl. Ltd.                                 11,607
                                                               ------------
                                                                    129,986
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         50          Pitney Bowes, Inc.                               2,031
        185    @     Xerox Corp.                                      2,553
                                                               ------------
                                                                      4,584
                                                               ------------
                     OIL AND GAS: 0.2%
         16          Amerada Hess Corp.                                 851
         48          Anadarko Petroleum Corp.                         2,448
         11          Apache Corp.                                       892
         44          Burlington Resources, Inc.                       2,437
        310          ChevronTexaco Corp.                             26,781
        205          ConocoPhillips                                  13,442
         85          Devon Energy Corp.                               4,867
         24          EOG Resources, Inc.                              1,108
      1,435          Exxon Mobil Corp.                               58,834
          6          Kerr-McGee Corp.                                   279
         67          Marathon Oil Corp.                               2,217
         33  @, @@   Nabors Industries Ltd.                           1,370

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES J

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
         25    @     Noble Corp.                               $        895
        133          Occidental Petroleum Corp.                       5,618
         16          Sunoco, Inc.                                       818
         25    @     Transocean, Inc.                                   600
         53          Unocal Corp.                                     1,952
                                                               ------------
                                                                    125,409
                                                               ------------
                     OIL AND GAS SERVICES: 0.0%
         24    @     BJ Services Co.                                    862
         39          Halliburton Co.                                  1,014
                                                               ------------
                                                                      1,876
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
         15          Ball Corp.                                         894
         15          Bemis Co.                                          750
         20    @     Pactiv Corp.                                       478
         25    @     Sealed Air Corp.                                 1,353
                                                               ------------
                                                                      3,475
                                                               ------------
                     PHARMACEUTICALS: 0.3%
        353          Abbott Laboratories                             16,450
         30          Allergan, Inc.                                   2,304
        180          Bristol-Myers Squibb Co.                         5,148
        243          Eli Lilly & Co.                                 17,090
         20    @     Express Scripts, Inc.                            1,329
         31    @     Forest Laboratories, Inc.                        1,916
         51    @     King Pharmaceuticals, Inc.                         778
         54    @     Medco Health Solutions, Inc.                     1,835
        486          Merck & Co., Inc.                               22,453
      1,685          Pfizer, Inc.                                    59,531
         20    @     Watson Pharmaceuticals, Inc.                       920
        290          Wyeth                                           12,311
                                                               ------------
                                                                    142,065
                                                               ------------
                     PIPELINES: 0.0%
         29          Kinder Morgan, Inc.                              1,714
        120          Williams Cos., Inc.                              1,178
                                                               ------------
                                                                      2,892
                                                               ------------
                     REAL ESTATE: 0.0%
         91          Equity Office Properties Trust                   2,607
         58          Equity Residential                               1,712
         45          Simon Property Group, Inc.                       2,085
                                                               ------------
                                                                      6,404
                                                               ------------
                     RETAIL: 0.4%
         60    @     Autonation, Inc.                                 1,102
         81    @     Bed Bath & Beyond, Inc.                          3,511
        120          Best Buy Co., Inc.                               6,269
         10    @     Big Lots, Inc.                                     142
         50          Circuit City Stores, Inc.                          507
        140    @     Costco Wholesale Corp.                           5,205
         80          CVS Corp.                                        2,890
         30          Darden Restaurants, Inc.                           631
        108          Dollar General Corp.                             2,267
         45          Family Dollar Stores                             1,615
         71          Federated Department Stores                      3,346
        331          Gap, Inc.                                        7,683
        836          Home Depot, Inc.                                29,670
         22          JC Penney Co., Inc.                                578
        120          Limited Brands                                   2,164
        172          Lowe's Cos., Inc.                                9,527
         70          May Department Stores Co.                        2,035
        468          McDonald's Corp.                                11,620
         20          Nordstrom, Inc.                                    686
         54    @     Office Depot, Inc.                                 902
         63          RadioShack Corp.                                 1,933
         60          Sears Roebuck And Co.                            2,729
        173    @     Staples, Inc.                                    4,723
        150    @     Starbucks Corp.                                  4,959
         30          Tiffany & Co.                                    1,356
         36          TJX Cos., Inc.                                     794
         35    @     Toys R US, Inc.                                    442

  Shares                                                          Value
---------------------------------------------------------------------------
        955          Wal-Mart Stores, Inc.                     $     50,662
        300          Walgreen Co.                                    10,914
         39          Wendy's Intl., Inc.                              1,530
         81    @     Yum! Brands, Inc.                                2,786
                                                               ------------
                                                                    175,178
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
         30          Golden West Financial Corp.                      3,096
        203          Washington Mutual, Inc.                          8,144
                                                               ------------
                                                                     11,240
                                                               ------------
                     SEMICONDUCTORS: 0.2%
        147    @     Altera Corp.                                     3,337
         85    @     Analog Devices, Inc.                             3,880
        488    @     Applied Materials, Inc.                         10,955
         71    @     Applied Micro Circuits Corp.                       425
         30    @     Broadcom Corp.                                   1,023
      1,898          Intel Corp.                                     61,115
         70          Linear Technology Corp.                          2,945
         90    @     LSI Logic Corp.                                    798
        121          Maxim Integrated Products                        6,026
         40    @     National Semiconductor Corp.                     1,576
         30    @     Novellus Systems, Inc.                           1,262
         30    @     Nvidia Corp.                                       698
         16    @     Qlogic Corp.                                       826
         40    @     Teradyne, Inc.                                   1,018
        370          Texas Instruments, Inc.                         10,870
         75    @     Xilinx, Inc.                                     2,906
                                                               ------------
                                                                    109,660
                                                               ------------
                     SOFTWARE: 0.2%
         65          Adobe Systems, Inc.                              2,555
         20          Autodesk, Inc.                                     492
        130          Automatic Data Processing                        5,149
         55    @     BMC Software, Inc.                               1,026
         60    @     Citrix Systems, Inc.                             1,273
        127          Computer Associates Intl., Inc.                  3,472
         92    @     Compuware Corp.                                    556
         60    @     Electronic Arts, Inc.                            2,867
        159          First Data Corp.                                 6,533
         45    @     Fiserv, Inc.                                     1,778
         90          IMS Health, Inc.                                 2,237
         45    @     Intuit, Inc.                                     2,381
         17    @     Mercury Interactive Corp.                          827
      2,344          Microsoft Corp.                                 64,553
        100    @     Novell, Inc.                                     1,052
      1,139    @     Oracle Corp.                                    15,035
         80    @     Peoplesoft, Inc.                                 1,824
        170    @     Siebel Systems, Inc.                             2,358
        158    @     Veritas Software Corp.                           5,871
                                                               ------------
                                                                    121,839
                                                               ------------
                     TELECOMMUNICATIONS: 0.3%
         70          Alltel Corp.                                     3,261
        168          AT&T Corp.                                       3,410
        242    @     AT&T Wireless Services, Inc.                     1,934
        170    @     Avaya, Inc.                                      2,200
        530          Bellsouth Corp.                                 14,999
         30          CenturyTel, Inc.                                   979
         80    @     Ciena Corp.                                        531
      1,521    @     Cisco Systems, Inc.                             36,945
         60    @     Citizens Communications Co.                        745
         60    @     Comverse Technology, Inc.                        1,055
        270    @     Corning, Inc.                                    2,816
        480          Motorola, Inc.                                   6,754
        387    @     Nextel Communications, Inc.                     10,859
        165          Qualcomm, Inc.                                   8,898
        712          SBC Communications, Inc.                        18,562
         58          Scientific-Atlanta, Inc.                         1,583
        197          Sprint Corp.-FON Group                           3,235
         60    @     Tellabs, Inc.                                      506
        595          Verizon Communications, Inc.                    20,873
                                                               ------------
                                                                    140,145
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES J

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TOYS/GAMES/HOBBIES: 0.0%
         52          Hasbro, Inc.                              $      1,107
        129          Mattel, Inc.                                     2,485
                                                               ------------
                                                                      3,592
                                                               ------------
                     TRANSPORTATION: 0.0%
         74          Burlington Northern Santa Fe Corp.               2,394
         20          CSX Corp.                                          719
         65          FedEx Corp.                                      4,387
         90          Norfolk Southern Corp.                           2,129
         15          Ryder System, Inc.                                 512
         18          Union Pacific Corp.                              1,251
        243          United Parcel Service, Inc.                     18,115
                                                               ------------
                                                                     29,507
                                                               ------------
                     Total Common Stock
                      (Cost $2,017,366)                           2,284,302
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 43.20%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 7.9%
$ 5,000,000          2.210%, due 03/14/06                         4,764,770
                                                               ------------
                                                                  4,764,770
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 24.1%
 15,000,000          1.810%, due 06/14/05                        14,609,476
                                                               ------------
                                                                 14,609,476
                                                               ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 11.2%
  6,670,158          3.319%, 3.320%, due 02/16/19                 6,751,519
                                                               ------------
                                                                  6,751,519
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $25,019,652)                         26,125,765
                                                               ------------
U.S. TREASURY OBLIGATIONS: 6.2%
                     U.S. TREASURY STRIP: 6.2%
  3,868,000          1.590%, due 08/15/05                         3,769,892
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $3,729,502)                           3,769,892
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 46.8%
                     SOVEREIGN: 46.8%
$ 6,799,000          FICO Strip, 1.960%, due 09/26/05          $  6,572,158
  7,468,000          Israel Trust, 1.810%, due 05/15/05           7,284,623
 15,000,000          Israel Trust, 2.190%, due 11/15/05          14,400,615
                                                               ------------
                     Total Other Bonds
                      (Cost $26,893,764)                         28,257,396
                                                               ------------
                     Total Long-Term Investments
                      (Cost $57,660,284)                         60,437,355
                                                               ------------
REPURCHASE AGREEMENT: 0.1%
                     REPURCHASE AGREEMENT: 0.1%
     87,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04, $87,005
                      to be received upon repurchase
                      (Collateralized by $89,000 Federal Home
                      Loan Mortgage Corporation, 2.500%,
                      Market Value $88,806 Due 12/04/06)             87,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $87,000)                                 87,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $57,747,284)*                      100.1% $ 60,524,355
              OTHER ASSETS AND LIABILITIES-NET           (0.1)      (74,720)
                                                       ------  ------------
              NET ASSETS                                100.0% $ 60,449,635
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $57,864,117. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $2,669,672
      Gross Unrealized Depreciation                                   (9,434)
                                                                  ----------
      Net Unrealized Appreciation                                 $2,660,238
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES K

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 1.0%
                     ADVERTISING: 0.0%
         30    @     Interpublic Group of Cos., Inc.           $        468
         17          Omnicom Group                                    1,485
                                                               ------------
                                                                      1,953
                                                               ------------
                     AEROSPACE/DEFENSE: 0.0%
         58          Boeing Co.                                       2,444
         18          General Dynamics Corp.                           1,627
         10          Goodrich Corp.                                     297
         31          Lockheed Martin Corp.                            1,593
         13          Rockwell Collins, Inc.                             390
         43          United Technologies Corp.                        4,076
                                                               ------------
                                                                     10,427
                                                               ------------
                     AGRICULTURE: 0.0%
        141          Altria Group, Inc.                               7,673
         26          Monsanto Co.                                       748
          5          RJ Reynolds Tobacco Holdings, Inc.                 291
                                                               ------------
                                                                      8,712
                                                               ------------
                     AIRLINES: 0.0%
          8          Delta Air Lines, Inc.                               94
         23          Southwest Airlines Co.                             372
                                                               ------------
                                                                        466
                                                               ------------
                     APPAREL: 0.0%
          9          Jones Apparel Group, Inc.                          317
         10          Liz Claiborne, Inc.                                355
         30          Nike, Inc.                                       2,053
          5          Reebok Intl. Ltd.                                  197
                                                               ------------
                                                                      2,922
                                                               ------------
                     AUTO MANUFACTURERS: 0.0%
        211          Ford Motor Co.                                   3,375
         52          General Motors Corp.                             2,777
         14          Paccar, Inc.                                     1,192
                                                               ------------
                                                                      7,344
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
         12          Dana Corp.                                         220
         60          Delphi Corp.                                       613
          7          Johnson Controls, Inc.                             813
                                                               ------------
                                                                      1,646
                                                               ------------
                     BANKS: 0.1%
         25          Amsouth Bancorp                                    613
        140          Bank of America Corp.                           11,260
         52          Bank of New York Co., Inc.                       1,722
         77          Bank One Corp.                                   3,510
         37          BB&T Corp.                                       1,430
         17          Charter One Financial, Inc.                        587
          5          Comerica, Inc.                                     280
         10          First Tennessee National Corp.                     441
         73          FleetBoston Financial Corp.                      3,186
         21          Huntington Bancshares, Inc.                        473
         30          Keycorp                                            880
         15          Marshall & Ilsley Corp.                            574
         27          Mellon Financial Corp.                             867
         43          National City Corp.                              1,459
         10          North Fork Bancorporation, Inc.                    405
         15          Northern Trust Corp.                               696
         19          PNC Financial Services Group, Inc.               1,040
         15          Regions Financial Corp.                            558
         31          SouthTrust Corp.                                 1,015
         25          State Street Corp.                               1,302
         19          SunTrust Banks, Inc.                             1,359
          8          Synovus Financial Corp.                            231
         15          Union Planters Corp.                               472
        134          US Bancorp                                       3,991
        153          Wachovia Corp.                                   7,128
        115          Wells Fargo & Co.                                6,772
          7          Zions Bancorporation                               429
                                                               ------------
                                                                     52,680
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.0%
         57          Anheuser-Busch Cos., Inc.                 $      3,003
          2          Brown-Forman Corp.                                 187
        171          Coca-Cola Co.                                    8,678
         31          Coca-Cola Enterprises, Inc.                        678
         21          Pepsi Bottling Group, Inc.                         508
        120          PepsiCo, Inc.                                    5,594
                                                               ------------
                                                                     18,648
                                                               ------------
                     BIOTECHNOLOGY: 0.0%
         89    @     Amgen, Inc.                                      5,501
          8    @     Biogen IDEC, Inc.                                  294
         13    @     Chiron Corp.                                       741
         16    @     Genzyme Corp.                                      789
          7    @     Medimmune, Inc.                                    178
                                                               ------------
                                                                      7,503
                                                               ------------
                     BUILDING MATERIALS: 0.0%
          4    @     American Standard Cos., Inc.                       403
         31          Masco Corp.                                        849
         10          Vulcan Materials Co.                               476
                                                               ------------
                                                                      1,728
                                                               ------------
                     CHEMICALS: 0.0%
         15          Air Products & Chemicals, Inc.                     792
          5          Ashland, Inc.                                      220
         67          Dow Chemical Co.                                 2,786
         17          Ecolab, Inc.                                       465
         15          Engelhard Corp.                                    449
         10    @     Hercules, Inc.                                     122
         10          International Flavors & Fragrances, Inc.           349
         16          PPG Industries, Inc.                             1,025
         26          Praxair, Inc.                                      993
         17          Rohm & Haas Co.                                    726
          9          Sherwin-Williams Co.                               313
          5          Sigma-Aldrich Corp.                                286
                                                               ------------
                                                                      8,526
                                                               ------------
                     COMMERCIAL SERVICES: 0.0%
         12    @     Apollo Group, Inc.                                 816
        121    @     Cendant Corp.                                    2,695
         15    @     Concord EFS, Inc.                                  223
         11    @     Convergys Corp.                                    192
          5          Deluxe Corp.                                       207
         16          Equifax, Inc.                                      392
         17          H&R Block, Inc.                                    941
          9          McKesson Corp.                                     289
         10          Moody's Corp.                                      606
         32          Paychex, Inc.                                    1,190
         17    @     Robert Half Intl., Inc.                            397
          3          RR Donnelley & Sons Co.                             90
                                                               ------------
                                                                      8,038
                                                               ------------
                     COMPUTERS: 0.0%
         39    @     Apple Computer, Inc.                               833
         12    @     Computer Sciences Corp.                            531
        238    @     Dell, Inc.                                       8,082
         33          Electronic Data Systems Corp.                      810
        255    @     EMC Corp.                                        3,295
         30    @     Gateway, Inc.                                      138
        208          Hewlett-Packard Co.                              4,778
        118          International Business Machines Corp.           10,935
         15    @     Lexmark Intl., Inc.                              1,180
          5    @     NCR Corp.                                          194
         39    @     Network Appliance, Inc.                            801
        228    @     Sun Microsystems, Inc.                           1,024
          9    @     Sungard Data Systems, Inc.                         249
         20    @     Unisys Corp.                                       297
                                                               ------------
                                                                     33,147
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.0%
          3          Alberto-Culver Co.                                 189
         16          Avon Products, Inc.                              1,080
         36          Colgate-Palmolive Co.                            1,802

                 See Accompanying Notes to Financial Statements

ING
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SERIES K

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
        121          Gillette Co.                              $      4,444
         47          Kimberly-Clark Corp.                             2,777
         89          Procter & Gamble Co.                             8,890
                                                               ------------
                                                                     19,182
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
          6          WW Grainger, Inc.                                  284
                                                               ------------
                                                                        284
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.2%
         88          American Express Co.                             4,244
         11          Bear Stearns Cos., Inc.                            879
         27          Capital One Financial Corp.                      1,655
         91          Charles Schwab Corp.                             1,077
        356          Citigroup, Inc.                                 17,281
         20          Countrywide Financial Corp.                      1,517
         67          Fannie Mae                                       5,029
          6          Federated Investors, Inc.                          176
         16          Franklin Resources, Inc.                           833
         48          Freddie Mac                                      2,799
         32          Goldman Sachs Group, Inc.                        3,159
        241          JP Morgan Chase & Co.                            8,852
         26          Lehman Brothers Holdings, Inc.                   2,008
         87          MBNA Corp.                                       2,162
        111          Merrill Lynch & Co., Inc.                        6,510
        102          Morgan Stanley                                   5,903
         30    @     Providian Financial Corp.                          349
         33          SLM Corp.                                        1,243
          8          T Rowe Price Group, Inc.                           379
                                                               ------------
                                                                     66,055
                                                               ------------
                     ELECTRIC: 0.0%
         62    @     AES Corp.                                          585
         10          Ameren Corp.                                       460
         30          American Electric Power Co., Inc.                  915
         30          Centerpoint Energy, Inc.                           291
         12          Cinergy Corp.                                      466
          7          Consolidated Edison, Inc.                          301
         15          Constellation Energy Group, Inc.                   587
          9          Dominion Resources, Inc.                           574
          4          DTE Energy Co.                                     158
         27          Duke Energy Corp.                                  552
         41          Edison Intl.                                       899
         15          Entergy Corp.                                      857
         23          Exelon Corp.                                     1,527
         23          FirstEnergy Corp.                                  810
         13          FPL Group, Inc.                                    850
         17          NiSource, Inc.                                     373
         29    @     PG&E Corp.                                         805
          5          Pinnacle West Capital Corp.                        200
         12          PPL Corp.                                          525
         17          Progress Energy, Inc.                              769
         16          Public Service Enterprise Group, Inc.              701
         53          Southern Co.                                     1,604
         36          TXU Corp.                                          854
         38          Xcel Energy, Inc.                                  645
                                                               ------------
                                                                     16,308
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
         19          American Power Conversion                          465
         29          Emerson Electric Co.                             1,878
         15          Molex, Inc.                                        523
                                                               ------------
                                                                      2,866
                                                               ------------
                     ELECTRONICS: 0.0%
         31    @     Agilent Technologies, Inc.                         907
         20          Applera Corp. -- Applied Biosystems
                      Group                                             414
         13    @     Jabil Circuit, Inc.                                368
          8          Parker Hannifin Corp.                              476
         10          PerkinElmer, Inc.                                  171
         61    @     Sanmina-SCI Corp.                                  769
         54    @     Solectron Corp.                                    319

  Shares                                                          Value
---------------------------------------------------------------------------
         17          Symbol Technologies, Inc.                 $        287
          5          Tektronix, Inc.                                    158
         10    @     Thermo Electron Corp.                              252
                                                               ------------
                                                                      4,121
                                                               ------------
                     ENTERTAINMENT: 0.0%
         28          International Game Technology                    1,000
                                                               ------------
                                                                      1,000
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
         20    @     Allied Waste Industries, Inc.                      278
         38          Waste Management, Inc.                           1,124
                                                               ------------
                                                                      1,402
                                                               ------------
                     FOOD: 0.0%
         42          Archer-Daniels-Midland Co.                         639
         30          Campbell Soup Co.                                  804
         48          Conagra Foods, Inc.                              1,267
         25          General Mills, Inc.                              1,133
          4          Hershey Foods Corp.                                308
         25          HJ Heinz Co.                                       911
         27          Kellogg Co.                                      1,028
         51    @     Kroger Co.                                         944
          9          McCormick & Co., Inc.                              271
         13    @     Safeway, Inc.                                      285
         56          Sara Lee Corp.                                   1,216
         11          Supervalu, Inc.                                    314
         43          Sysco Corp.                                      1,600
         10          Winn-Dixie Stores, Inc.                            100
         14          WM Wrigley Jr Co.                                  787
                                                               ------------
                                                                     11,607
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
          5          Boise Cascade Corp.                                164
         23          Georgia-Pacific Corp.                              705
         35          International Paper Co.                          1,509
         14    @     Louisiana-Pacific Corp.                            250
          6          MeadWestvaco Corp.                                 179
          4          Temple-Inland, Inc.                                251
         14          Weyerhaeuser Co.                                   896
                                                               ------------
                                                                      3,954
                                                               ------------
                     GAS: 0.0%
         10          KeySpan Corp.                                      368
          2          Peoples Energy Corp.                                84
         20          Sempra Energy                                      601
                                                               ------------
                                                                      1,053
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
          6          Black & Decker Corp.                               296
          5          Snap-On, Inc.                                      161
          5          Stanley Works                                      189
                                                               ------------
                                                                        646
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.0%
          5          Bausch & Lomb, Inc.                                260
         46          Baxter Intl., Inc.                               1,404
         20          Becton Dickinson & Co.                             823
         20          Biomet, Inc.                                       728
         76    @     Boston Scientific Corp.                          2,794
          6          CR Bard, Inc.                                      488
         36          Guidant Corp.                                    2,167
        205          Johnson & Johnson                               10,589
         86          Medtronic, Inc.                                  4,180
         13    @     St. Jude Medical, Inc.                             798
         13          Stryker Corp.                                    1,105
         17    @     Zimmer Holdings, Inc.                            1,197
                                                               ------------
                                                                     26,533
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.0%
         11          Aetna, Inc.                                        743
         13    @     Anthem, Inc.                                       975
          7          Health Management Associates, Inc.                 168
         22    @     Humana, Inc.                                       503
          7          Manor Care, Inc.                                   242

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES K

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
          2          Quest Diagnostics                         $        146
         69          UnitedHealth Group, Inc.                         4,015
         18    @     WellPoint Health Networks                        1,746
                                                               ------------
                                                                      8,538
                                                               ------------
                     HOME BUILDERS: 0.0%
          5          Centex Corp.                                       539
          4          KB Home                                            290
          2          Pulte Homes, Inc.                                  187
                                                               ------------
                                                                      1,016
                                                               ------------
                     HOME FURNISHINGS: 0.0%
         12          Leggett & Platt, Inc.                              260
          5          Whirlpool Corp.                                    363
                                                               ------------
                                                                        623
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         16          Clorox Co.                                         777
         12          Fortune Brands, Inc.                               858
                                                               ------------
                                                                      1,635
                                                               ------------
                     INSURANCE: 0.0%
         22    @@    ACE Ltd.                                           911
         37          Aflac, Inc.                                      1,339
         47          Allstate Corp.                                   2,022
          7          Ambac Financial Group, Inc.                        486
        178          American Intl. Group                            11,797
          9          AON Corp.                                          215
         13          Chubb Corp.                                        885
         17          Cigna Corp.                                        978
          5          Cincinnati Financial Corp.                         209
         19          Hartford Financial Services Group, Inc.          1,122
         10          Jefferson-Pilot Corp.                              507
         20          John Hancock Financial Services, Inc.              750
         16          Lincoln National Corp.                             646
         15          Marsh & McLennan Cos., Inc.                        718
         10          MBIA, Inc.                                         592
         53          Metlife, Inc.                                    1,785
          7          MGIC Investment Corp.                              399
         23          Principal Financial Group                          761
         20          Progressive Corp.                                1,672
         38          Prudential Financial, Inc.                       1,587
         10          Safeco Corp.                                       389
         16          St. Paul Cos.                                      634
         10          Torchmark Corp.                                    455
         71          Travelers Property Casualty Corp.                1,205
         10    @@    XL Capital Ltd.                                    776
                                                               ------------
                                                                     32,840
                                                               ------------
                     INTERNET: 0.0%
         44    @     eBay, Inc.                                       2,842
          6    @     Monster Worldwide, Inc.                            132
         32    @     Symantec Corp.                                   1,109
         44    @     Yahoo!, Inc.                                     1,987
                                                               ------------
                                                                      6,070
                                                               ------------
                     IRON/STEEL: 0.0%
          5          Nucor Corp.                                        280
                                                               ------------
                                                                        280
                                                               ------------
                     LEISURE TIME: 0.0%
          5          Brunswick Corp.                                    159
         17          Carnival Corp.                                     675
         21          Harley-Davidson, Inc.                              999
          9          Sabre Holdings Corp.                               194
                                                               ------------
                                                                      2,027
                                                               ------------
                     LODGING: 0.0%
         10          Harrah's Entertainment, Inc.                       498
         25          Hilton Hotels Corp.                                428

  Shares                                                          Value
---------------------------------------------------------------------------
          7          Marriott Intl., Inc.                      $        323
         13          Starwood Hotels & Resorts Worldwide,
                      Inc.                                              468
                                                               ------------
                                                                      1,717
                                                               ------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
         24          Caterpillar, Inc.                                1,992
                                                               ------------
                                                                      1,992
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
         27          Deere & Co.                                      1,756
         13          Dover Corp.                                        517
         20          Rockwell Automation, Inc.                          712
                                                               ------------
                                                                      2,985
                                                               ------------
                     MEDIA: 0.0%
        152    @     Comcast Corp.                                    4,996
          5          Dow Jones & Co., Inc.                              249
         18          Gannett Co., Inc.                                1,605
          5          Knight-Ridder, Inc.                                387
         17          McGraw-Hill Cos., Inc.                           1,189
          5          Meredith Corp.                                     244
         10          New York Times Co.                                 478
        313    @     Time Warner, Inc.                                5,630
         22          Tribune Co.                                      1,135
        120          Viacom, Inc.                                     5,326
        142          Walt Disney Co.                                  3,313
                                                               ------------
                                                                     24,552
                                                               ------------
                     MINING: 0.0%
         58          Alcoa, Inc.                                      2,204
         12          Freeport-McMoRan Copper & Gold, Inc.               506
         31          Newmont Mining Corp.                             1,507
          5    @     Phelps Dodge Corp.                                 380
                                                               ------------
                                                                      4,597
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.1%
         92          3M Co.                                           7,823
          6          Cooper Industries Ltd.                             348
         13          Danaher Corp.                                    1,193
         19          Eastman Kodak Co.                                  488
          5          Eaton Corp.                                        540
        695          General Electric Co.                            21,531
         58          Honeywell Intl., Inc.                            1,939
         20          Illinois Tool Works, Inc.                        1,678
         13    @@    Ingersoll-Rand Co.                                 882
          6          ITT Industries, Inc.                               445
          3          Pall Corp.                                          80
         10          Textron, Inc.                                      571
        138    @@    Tyco Intl. Ltd.                                  3,657
                                                               ------------
                                                                     41,175
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         16          Pitney Bowes, Inc.                                 650
         51    @     Xerox Corp.                                        704
                                                               ------------
                                                                      1,354
                                                               ------------
                     OIL AND GAS: 0.1%
          6          Amerada Hess Corp.                                 319
         17          Anadarko Petroleum Corp.                           867
          5          Apache Corp.                                       406
         14          Burlington Resources, Inc.                         775
         99          ChevronTexaco Corp.                              8,553
         64          ConocoPhillips                                   4,196
         27          Devon Energy Corp.                               1,546
          8          EOG Resources, Inc.                                369
        459          Exxon Mobil Corp.                               18,819
          6          Kerr-McGee Corp.                                   279
         21          Marathon Oil Corp.                                 695
         13  @, @@   Nabors Industries Ltd.                             540
          9    @     Noble Corp.                                        322
         43          Occidental Petroleum Corp.                       1,816
          7          Sunoco, Inc.                                       358

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES K

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS (CONTINUED)
          9    @     Transocean, Inc.                          $        216
         17          Unocal Corp.                                       626
                                                               ------------
                                                                     40,702
                                                               ------------
                     OIL AND GAS SERVICES: 0.0%
          5    @     BJ Services Co.                                    180
         13          Halliburton Co.                                    338
                                                               ------------
                                                                        518
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
          5          Ball Corp.                                         298
          5          Bemis Co.                                          250
         10    @     Pactiv Corp.                                       239
          9    @     Sealed Air Corp.                                   487
                                                               ------------
                                                                      1,274
                                                               ------------
                     PHARMACEUTICALS: 0.1%
        110          Abbott Laboratories                              5,126
          9          Allergan, Inc.                                     691
         56          Bristol-Myers Squibb Co.                         1,602
         80          Eli Lilly & Co.                                  5,626
          5    @     Express Scripts, Inc.                              332
         11    @     Forest Laboratories, Inc.                          680
         21    @     King Pharmaceuticals, Inc.                         320
         19    @     Medco Health Solutions, Inc.                       646
        158          Merck & Co., Inc.                                7,300
        540          Pfizer, Inc.                                    19,079
         10    @     Watson Pharmaceuticals, Inc.                       460
         94          Wyeth                                            3,990
                                                               ------------
                                                                     45,852
                                                               ------------
                     PIPELINES: 0.0%
          8    @     Dynegy, Inc.                                        34
          9          Kinder Morgan, Inc.                                532
         52          Williams Cos., Inc.                                511
                                                               ------------
                                                                      1,077
                                                               ------------
                     REAL ESTATE: 0.0%
         26          Equity Office Properties Trust                     746
         18          Equity Residential                                 531
         13          Simon Property Group, Inc.                         602
                                                               ------------
                                                                      1,879
                                                               ------------
                     RETAIL: 0.2%
         20    @     Autonation, Inc.                                   367
         26    @     Bed Bath & Beyond, Inc.                          1,127
         38          Best Buy Co., Inc.                               1,985
         10    @     Big Lots, Inc.                                     142
         16          Circuit City Stores, Inc.                          162
         43    @     Costco Wholesale Corp.                           1,599
         27          CVS Corp.                                          975
         10          Darden Restaurants, Inc.                           210
         37          Dollar General Corp.                               777
         15          Family Dollar Stores                               538
         21          Federated Department Stores                        990
        104          Gap, Inc.                                        2,414
        270          Home Depot, Inc.                                 9,582
          8          JC Penney Co., Inc.                                210
         48          Limited Brands                                     865
         53          Lowe's Cos., Inc.                                2,936
         21          May Department Stores Co.                          610
        147          McDonald's Corp.                                 3,650
          9          Nordstrom, Inc.                                    309
         22    @     Office Depot, Inc.                                 368
         21          RadioShack Corp.                                   644
         19          Sears Roebuck And Co.                              864
         56    @     Staples, Inc.                                    1,529
         47    @     Starbucks Corp.                                  1,554
          9          Tiffany & Co.                                      407
         14          TJX Cos., Inc.                                     309
         15    @     Toys R US, Inc.                                    190
        303          Wal-Mart Stores, Inc.                           16,073
         94          Walgreen Co.                                     3,420

  Shares                                                          Value
---------------------------------------------------------------------------
         14          Wendy's Intl., Inc.                       $        549
         27    @     Yum! Brands, Inc.                                  929
                                                               ------------
                                                                     56,284
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
         11          Golden West Financial Corp.                      1,135
         65          Washington Mutual, Inc.                          2,608
                                                               ------------
                                                                      3,743
                                                               ------------
                     SEMICONDUCTORS: 0.0%
         45    @     Altera Corp.                                     1,022
         24    @     Analog Devices, Inc.                             1,096
        151    @     Applied Materials, Inc.                          3,389
         31    @     Applied Micro Circuits Corp.                       185
          8    @     Broadcom Corp.                                     273
        608          Intel Corp.                                     19,577
         22          Linear Technology Corp.                            926
         30    @     LSI Logic Corp.                                    266
         39          Maxim Integrated Products                        1,942
         13    @     National Semiconductor Corp.                       512
         10    @     Novellus Systems, Inc.                             421
         10    @     Nvidia Corp.                                       233
          6    @     Qlogic Corp.                                       310
         13    @     Teradyne, Inc.                                     331
        121          Texas Instruments, Inc.                          3,554
         25    @     Xilinx, Inc.                                       969
                                                               ------------
                                                                     35,006
                                                               ------------
                     SOFTWARE: 0.1%
         22          Adobe Systems, Inc.                                865
         11          Autodesk, Inc.                                     270
         40          Automatic Data Processing                        1,584
         15    @     BMC Software, Inc.                                 280
         18    @     Citrix Systems, Inc.                               382
         41          Computer Associates Intl., Inc.                  1,121
         34    @     Compuware Corp.                                    205
         20    @     Electronic Arts, Inc.                              956
         51          First Data Corp.                                 2,096
         15    @     Fiserv, Inc.                                       593
         28          IMS Health, Inc.                                   696
         14    @     Intuit, Inc.                                       741
          7    @     Mercury Interactive Corp.                          340
        749          Microsoft Corp.                                 20,627
         28    @     Novell, Inc.                                       295
        361    @     Oracle Corp.                                     4,765
         24    @     Peoplesoft, Inc.                                   547
         54    @     Siebel Systems, Inc.                               749
         51    @     Veritas Software Corp.                           1,895
                                                               ------------
                                                                     39,007
                                                               ------------
                     TELECOMMUNICATIONS: 0.1%
         21          Alltel Corp.                                       978
         54          AT&T Corp.                                       1,096
         76    @     AT&T Wireless Services, Inc.                       607
         54    @     Avaya, Inc.                                        699
        170          Bellsouth Corp.                                  4,811
         10          CenturyTel, Inc.                                   326
         12    @     Ciena Corp.                                         80
        483    @     Cisco Systems, Inc.                             11,732
         18    @     Citizens Communications Co.                        224
         20    @     Comverse Technology, Inc.                          352
         93    @     Corning, Inc.                                      970
        153          Motorola, Inc.                                   2,153
        131    @     Nextel Communications, Inc.                      3,676
         55          Qualcomm, Inc.                                   2,966
        226          SBC Communications, Inc.                         5,892
         18          Scientific-Atlanta, Inc.                           491
         64          Sprint Corp.-FON Group                           1,051
         31    @     Tellabs, Inc.                                      261
        191          Verizon Communications, Inc.                     6,700
                                                               ------------
                                                                     45,065
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES K

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TEXTILES: 0.0%
          4          Cintas Corp.                              $        201
                                                               ------------
                                                                        201
                                                               ------------
                     TOYS/GAMES/HOBBIES: 0.0%
         18          Hasbro, Inc.                                       383
         39          Mattel, Inc.                                       752
                                                               ------------
                                                                      1,135
                                                               ------------
                     TRANSPORTATION: 0.0%
         24          Burlington Northern Santa Fe Corp.                 776
          5          CSX Corp.                                          180
         21          FedEx Corp.                                      1,418
         28          Norfolk Southern Corp.                             662
          5          Ryder System, Inc.                                 171
          7          Union Pacific Corp.                                486
         78          United Parcel Service, Inc.                      5,815
                                                               ------------
                                                                      9,508
                                                               ------------
                     Total Common Stock
                      (Cost $618,316)                               731,403
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 47.80%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 13.2%
$10,000,000          2.210%, due 03/14/06                         9,529,540
                                                               ------------
                                                                  9,529,540
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 34.6%
  6,050,000          2.150%, due 01/15/06                         5,791,738
 20,000,000          2.200%, due 12/13/05                        19,164,579
                                                               ------------
                                                                 24,956,317
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $32,631,500)                         34,485,857
                                                               ------------
U.S. TREASURY OBLIGATIONS: 19.1%
                     U.S. TREASURY STRIP: 19.1%
 14,280,000          1.740%, due 11/15/05                        13,826,810
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $13,519,315)                         13,826,810
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 32%
                     SOVEREIGN: 32%
$10,510,000          FICO Strip, 1.680%, due 05/11/05          $ 10,272,306
  1,390,000          Israel Trust, 2.190%, due 11/15/05           1,334,457
 10,000,000          Israel Trust, 2.190%, due 11/15/05           9,600,410
  2,000,000          Turkey Trust, 2.190%, due 11/15/05           1,920,082
                                                               ------------
                     Total Other Bonds
                      (Cost $22,470,905)                         23,127,255
                                                               ------------
                     Total Long-Term Investments
                      (Cost $69,240,036)                         72,171,325
                                                               ------------
REPURCHASE AGREEMENT: 0.2%
                     REPURCHASE AGREEMENT: 0.2%
    167,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $167,009 to be received upon repurchase
                      (Collateralized by $171,000 Federal
                      Home Loan Mortgage Corporation, 2.500%,
                      Market Value $170,626 due 12/04/06)           167,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $167,000)                               167,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $69,407,036)*                      100.1%  $ 72,338,325
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (106,879)
                                                        -----   ------------
              NET ASSETS                                100.0%  $ 72,231,446
                                                        =====   ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $69,511,261. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $2,829,436
      Gross Unrealized Depreciation                                   (2,372)
                                                                  ----------
      Net Unrealized Appreciation                                 $2,827,064
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES L

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 5.3%
                     ADVERTISING: 0.0%
        170    @     Interpublic Group of Cos., Inc.           $      2,652
         80          Omnicom Group                                    6,986
                                                               ------------
                                                                      9,638
                                                               ------------
                     AEROSPACE/DEFENSE: 0.1%
        290          Boeing Co.                                      12,221
         90          General Dynamics Corp.                           8,135
         30          Goodrich Corp.                                     891
        150          Lockheed Martin Corp.                            7,710
         60          Rockwell Collins, Inc.                           1,802
        210          United Technologies Corp.                       19,901
                                                               ------------
                                                                     50,660
                                                               ------------
                     AGRICULTURE: 0.1%
        690          Altria Group, Inc.                              37,550
        140          Monsanto Co.                                     4,029
         30          RJ Reynolds Tobacco Holdings, Inc.               1,745
                                                               ------------
                                                                     43,324
                                                               ------------
                     AIRLINES: 0.0%
         40          Delta Air Lines, Inc.                              472
        110          Southwest Airlines Co.                           1,776
                                                               ------------
                                                                      2,248
                                                               ------------
                     APPAREL: 0.0%
         60          Jones Apparel Group, Inc.                        2,114
         60          Liz Claiborne, Inc.                              2,128
        150          Nike, Inc.                                      10,269
         20          Reebok Intl. Ltd.                                  786
                                                               ------------
                                                                     15,297
                                                               ------------
                     AUTO MANUFACTURERS: 0.1%
      1,040          Ford Motor Co.                                  16,640
        260          General Motors Corp.                            13,884
         70          Paccar, Inc.                                     5,958
                                                               ------------
                                                                     36,482
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
         60          Dana Corp.                                       1,101
        290          Delphi Corp.                                     2,961
         30          Johnson Controls, Inc.                           3,484
                                                               ------------
                                                                      7,546
                                                               ------------
                     BANKS: 0.5%
        110          Amsouth BanCorp.                                 2,695
        680          Bank of America Corp.                           54,692
        260          Bank of New York Co., Inc.                       8,611
        370          Bank One Corp.                                  16,868
        180          BB&T Corp.                                       6,955
         74          Charter One Financial, Inc.                      2,557
         20          Comerica, Inc.                                   1,121
         40          First Tennessee National Corp.                   1,764
        350          FleetBoston Financial Corp.                     15,278
         70          Huntington Bancshares, Inc.                      1,575
        150          KeyCorp.                                         4,398
         80          Marshall & Ilsley Corp.                          3,060
        140          Mellon Financial Corp.                           4,495
        210          National City Corp.                              7,127
         50          North Fork Bancorporation, Inc.                  2,024
         70          Northern Trust Corp.                             3,249
         90          PNC Financial Services Group, Inc.               4,926
         80          Regions Financial Corp.                          2,976
        150          SouthTrust Corp.                                 4,910
        110          State Street Corp.                               5,729
         90          SunTrust Banks, Inc.                             6,435
         40          Synovus Financial Corp.                          1,157
         70          Union Planters Corp.                             2,204
        630          US BanCorp.                                     18,761
        770          Wachovia Corp.                                  35,874
        560          Wells Fargo & Co.                               32,978
         30          Zions Bancorporation                             1,840
                                                               ------------
                                                                    254,259
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.1%
        280          Anheuser-Busch Cos., Inc.                 $     14,750
         20          Brown-Forman Corp.                               1,869
        840          Coca-Cola Co.                                   42,630
        150          Coca-Cola Enterprises, Inc.                      3,281
         90          Pepsi Bottling Group, Inc.                       2,176
        590          PepsiCo, Inc.                                   27,506
                                                               ------------
                                                                     92,212
                                                               ------------
                     BIOTECHNOLOGY: 0.1%
        432    @     Amgen, Inc.                                     26,698
         40    @     Biogen IDEC, Inc.                                1,471
         60    @     Chiron Corp.                                     3,419
         70    @     Genzyme Corp.                                    3,454
         30    @     Medimmune, Inc.                                    762
                                                               ------------
                                                                     35,804
                                                               ------------
                     BUILDING MATERIALS: 0.0%
         20    @     American Standard Cos., Inc.                     2,014
        150          Masco Corp.                                      4,111
         40          Vulcan Materials Co.                             1,903
                                                               ------------
                                                                      8,028
                                                               ------------
                     CHEMICALS: 0.1%
         70          Air Products & Chemicals, Inc.                   3,698
         30          Ashland, Inc.                                    1,322
        340          Dow Chemical Co.                                14,133
         80          Ecolab, Inc.                                     2,190
         80          Engelhard Corp.                                  2,396
         50    @     Hercules, Inc.                                     610
         40          International Flavors & Fragrances, Inc.         1,397
         80          PPG Industries, Inc.                             5,122
        120          Praxair, Inc.                                    4,584
         80          Rohm & Haas Co.                                  3,417
         60          Sherwin-Williams Co.                             2,084
         30          Sigma-Aldrich Corp.                              1,715
                                                               ------------
                                                                     42,668
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
         60    @     Apollo Group, Inc.                               4,080
        590    @     Cendant Corp.                                   13,140
         70    @     Concord EFS, Inc.                                1,039
         70    @     Convergys Corp.                                  1,222
         10          Deluxe Corp.                                       413
         60          Equifax, Inc.                                    1,470
         80          H&R Block, Inc.                                  4,430
         40          McKesson Corp.                                   1,286
         50          Moody's Corp.                                    3,028
        160          Paychex, Inc.                                    5,952
         60    @     Robert Half Intl., Inc.                          1,400
         40          RR Donnelley & Sons Co.                          1,206
                                                               ------------
                                                                     38,666
                                                               ------------
                     COMPUTERS: 0.2%
        200    @     Apple Computer, Inc.                             4,274
         60    @     Computer Sciences Corp.                          2,654
      1,170    @     Dell, Inc.                                      39,733
        160          Electronic Data Systems Corp.                    3,926
      1,270    @     EMC Corp.                                       16,408
        120    @     Gateway, Inc.                                      552
      1,001          Hewlett-Packard Co.                             22,993
        580          International Business Machines Corp.           53,754
         70    @     Lexmark Intl., Inc.                              5,505
         30    @     NCR Corp.                                        1,164
        190    @     Network Appliance, Inc.                          3,901
      1,120    @     Sun Microsystems, Inc.                           5,029
         40    @     Sungard Data Systems, Inc.                       1,108
        130    @     Unisys Corp.                                     1,931
                                                               ------------
                                                                    162,932
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.1%
         20          Alberto-Culver Co.                               1,262
         80          Avon Products, Inc.                              5,399
        180          Colgate-Palmolive Co.                            9,009

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES L

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
        590          Gillette Co.                              $     21,671
        230          Kimberly-Clark Corp.                            13,591
        440          Procter & Gamble Co.                            43,946
                                                               ------------
                                                                     94,878
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
         30          WW Grainger, Inc.                                1,422
                                                               ------------
                                                                      1,422
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.6%
        430          American Express Co.                            20,739
         40          Bear Stearns Cos., Inc.                          3,198
        130          Capital One Financial Corp.                      7,968
        450          Charles Schwab Corp.                             5,328
      1,750          Citigroup, Inc.                                 84,944
        107          Countrywide Financial Corp.                      8,091
        330          Fannie Mae                                      24,770
         30          Federated Investors, Inc.                          881
         80          Franklin Resources, Inc.                         4,165
        230          Freddie Mac                                     13,414
        160          Goldman Sachs Group, Inc.                       15,797
      1,170          JP Morgan Chase & Co.                           42,973
        120          Lehman Brothers Holdings, Inc.                   9,266
        425          MBNA Corp.                                      10,561
        530          Merrill Lynch & Co., Inc.                       31,085
        490          Morgan Stanley                                  28,356
        150    @     Providian Financial Corp.                        1,746
        150          SLM Corp.                                        5,652
         40          T Rowe Price Group, Inc.                         1,896
                                                               ------------
                                                                    320,830
                                                               ------------
                     ELECTRIC: 0.1%
        330    @     AES Corp.                                        3,115
         50          Ameren Corp.                                     2,300
        130          American Electric Power Co., Inc.                3,966
        110          Centerpoint Energy, Inc.                         1,066
         60          Cinergy Corp.                                    2,329
         30          Consolidated Edison, Inc.                        1,290
         70          Constellation Energy Group, Inc.                 2,741
         40          Dominion Resources, Inc.                         2,553
        130          Duke Energy Corp.                                2,659
        200          Edison Intl                                      4,386
         80          Entergy Corp.                                    4,570
        110          Exelon Corp.                                     7,300
        110          FirstEnergy Corp.                                3,872
         60          FPL Group, Inc.                                  3,925
         90          NiSource, Inc.                                   1,975
        140    @     PG&E Corp.                                       3,888
         30          Pinnacle West Capital Corp.                      1,201
         70          PPL Corp.                                        3,063
         80          Progress Energy, Inc.                            3,621
         70          Public Service Enterprise Group, Inc.            3,066
        260          Southern Co.                                     7,864
        180          TXU Corp.                                        4,270
        190          Xcel Energy, Inc.                                3,226
                                                               ------------
                                                                     78,246
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
         60          American Power Conversion                        1,467
        140          Emerson Electric Co.                             9,065
         80          Molex, Inc.                                      2,791
                                                               ------------
                                                                     13,323
                                                               ------------
                     ELECTRONICS: 0.0%
        150    @     Agilent Technologies, Inc.                       4,386
         80          Applera Corp. -- Applied Biosystems
                      Group                                           1,657
         70    @     Jabil Circuit, Inc.                              1,981
         40          Parker Hannifin Corp.                            2,380
         60          PerkinElmer, Inc.                                1,024
        300    @     Sanmina-SCI Corp.                                3,783
        270    @     Solectron Corp.                                  1,596
         80          Symbol Technologies, Inc.                        1,351

  Shares                                                          Value
---------------------------------------------------------------------------
         40          Tektronix, Inc.                           $      1,264
         60    @     Thermo Electron Corp.                            1,512
                                                               ------------
                                                                     20,934
                                                               ------------
                     ENTERTAINMENT: 0.0%
        110          International Game Technology                    3,927
                                                               ------------
                                                                      3,927
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        100    @     Allied Waste Industries, Inc.                    1,388
        190          Waste Management, Inc.                           5,624
                                                               ------------
                                                                      7,012
                                                               ------------
                     FOOD: 0.1%
        202          Archer-Daniels-Midland Co.                       3,074
        140          Campbell Soup Co.                                3,752
        240          Conagra Foods, Inc.                              6,334
        120          General Mills, Inc.                              5,436
         20          Hershey Foods Corp.                              1,540
        120          HJ Heinz Co.                                     4,372
        130          Kellogg Co.                                      4,950
        240    @     Kroger Co.                                       4,442
         50          McCormick & Co., Inc.                            1,505
         60    @     Safeway, Inc.                                    1,315
        250          Sara Lee Corp.                                   5,428
         60          Supervalu, Inc.                                  1,715
        210          Sysco Corp.                                      7,817
         10          Winn-Dixie Stores, Inc.                            100
         80          WM Wrigley Jr Co.                                4,497
                                                               ------------
                                                                     56,277
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.0%
         30          Boise Cascade Corp.                                986
         90          Georgia-Pacific Corp.                            2,760
        160          International Paper Co.                          6,898
         50    @     Louisiana-Pacific Corp.                            894
         30          MeadWestvaco Corp.                                 893
         20          Temple-Inland, Inc.                              1,253
         70          Weyerhaeuser Co.                                 4,480
                                                               ------------
                                                                     18,164
                                                               ------------
                     GAS: 0.0%
         50          KeySpan Corp.                                    1,840
         10          Peoples Energy Corp.                               420
         80          Sempra Energy                                    2,405
                                                               ------------
                                                                      4,665
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
         40          Black & Decker Corp.                             1,973
         30          Snap-On, Inc.                                      967
         40          Stanley Works                                    1,515
                                                               ------------
                                                                      4,455
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.2%
         20          Bausch & Lomb, Inc.                              1,038
        230          Baxter Intl., Inc.                               7,020
         90          Becton Dickinson & Co.                           3,703
         80          Biomet, Inc.                                     2,913
        370    @     Boston Scientific Corp.                         13,601
         20          CR Bard, Inc.                                    1,625
        180          Guidant Corp.                                   10,836
        990          Johnson & Johnson                               51,142
        410          Medtronic, Inc.                                 19,930
         60    @     St. Jude Medical, Inc.                           3,681
         70          Stryker Corp.                                    5,951
         80    @     Zimmer Holdings, Inc.                            5,632
                                                               ------------
                                                                    127,072
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.1%
         50          Aetna, Inc.                                      3,379
         60    @     Anthem, Inc.                                     4,500
         90    @     Humana, Inc.                                     2,057
         30          Manor Care, Inc.                                 1,037

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES L

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
        340          UnitedHealth Group, Inc.                  $     19,781
         80    @     WellPoint Health Networks                        7,759
                                                               ------------
                                                                     38,513
                                                               ------------
                     HOME BUILDERS: 0.0%
         20          Centex Corp.                                     2,154
         20          KB Home                                          1,450
         20          Pulte Homes, Inc.                                1,872
                                                               ------------
                                                                      5,476
                                                               ------------
                     HOME FURNISHINGS: 0.0%
         70          Leggett & Platt, Inc.                            1,514
         30          Whirlpool Corp.                                  2,180
                                                               ------------
                                                                      3,694
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
         90          Clorox Co.                                       4,370
         50          Fortune Brands, Inc.                             3,575
                                                               ------------
                                                                      7,945
                                                               ------------
                     INSURANCE: 0.2%
         90    @@    ACE Ltd.                                         3,728
        170          Aflac, Inc.                                      6,151
        240          Allstate Corp.                                  10,324
         40          Ambac Financial Group, Inc.                      2,776
        880          American Intl. Group                            58,325
         40          AON Corp.                                          958
         60          Chubb Corp.                                      4,086
         80          Cigna Corp.                                      4,600
         20          Cincinnati Financial Corp.                         838
         90          Hartford Financial Services Group, Inc.          5,313
         50          Jefferson-Pilot Corp.                            2,533
        100          John Hancock Financial Services, Inc.            3,750
         60          Lincoln National Corp.                           2,422
         70          Marsh & McLennan Cos., Inc.                      3,352
         45          MBIA, Inc.                                       2,665
        260          Metlife, Inc.                                    8,753
         30          MGIC Investment Corp.                            1,708
        110          Principal Financial Group                        3,638
        100          Progressive Corp.                                8,359
        180          Prudential Financial, Inc.                       7,519
         40          Safeco Corp.                                     1,557
         70          St. Paul Cos                                     2,776
         40          Torchmark Corp.                                  1,822
        353          Travelers Property Casualty Corp.                5,990
         50    @@    XL Capital Ltd.                                  3,878
                                                               ------------
                                                                    157,821
                                                               ------------
                     INTERNET: 0.0%
        220    @     eBay, Inc.                                      14,210
         40    @     Monster Worldwide, Inc.                            878
        130    @     Symantec Corp.                                   4,505
        220    @     Yahoo!, Inc.                                     9,937
                                                               ------------
                                                                     29,530
                                                               ------------
                     IRON/STEEL: 0.0%
         30          Nucor Corp.                                      1,680
                                                               ------------
                                                                      1,680
                                                               ------------
                     LEISURE TIME: 0.0%
         40          Brunswick Corp.                                  1,273
         80          Carnival Corp.                                   3,178
        100          Harley-Davidson, Inc.                            4,753
         50          Sabre Holdings Corp.                             1,080
                                                               ------------
                                                                     10,284
                                                               ------------
                     LODGING: 0.0%
         60          Harrah's Entertainment, Inc.                     2,987
        140          Hilton Hotels Corp.                              2,398
         30          Marriott Intl., Inc.                             1,386
         60          Starwood Hotels & Resorts Worldwide,
                      Inc.                                            2,158
                                                               ------------
                                                                      8,929
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        120          Caterpillar, Inc.                         $      9,962
                                                               ------------
                                                                      9,962
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.0%
        140          Deere & Co.                                      9,107
         70          Dover Corp.                                      2,783
        100          Rockwell Automation, Inc.                        3,560
                                                               ------------
                                                                     15,450
                                                               ------------
                     MEDIA: 0.2%
        750    @     Comcast Corp.                                   24,653
         30          Dow Jones & Co., Inc.                            1,496
         90          Gannett Co., Inc.                                8,024
         30          Knight-Ridder, Inc.                              2,321
         90          McGraw-Hill Cos., Inc.                           6,293
         10          Meredith Corp.                                     488
         50          New York Times Co.                               2,390
      1,530    @     Time Warner, Inc.                               27,524
        100          Tribune Co.                                      5,160
        590          Viacom, Inc.                                    26,184
        670          Walt Disney Co.                                 15,631
                                                               ------------
                                                                    120,164
                                                               ------------
                     MINING: 0.0%
        290          Alcoa, Inc.                                     11,020
         60          Freeport-McMoRan Copper & Gold, Inc.             2,528
        140          Newmont Mining Corp.                             6,805
         20    @     Phelps Dodge Corp.                               1,522
                                                               ------------
                                                                     21,875
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.3%
        440          3M Co.                                          37,413
         40          Cooper Industries Ltd.                           2,317
         20          Crane Co.                                          615
         70          Danaher Corp.                                    6,423
         90          Eastman Kodak Co.                                2,310
         30          Eaton Corp.                                      3,239
      3,390          General Electric Co.                           105,022
        290          Honeywell Intl., Inc.                            9,695
        100          Illinois Tool Works, Inc.                        8,391
         60    @@    Ingersoll-Rand Co.                               4,073
         30          ITT Industries, Inc.                             2,226
         50          Pall Corp.                                       1,342
         40          Textron, Inc.                                    2,282
        660    @@    Tyco Intl. Ltd.                                 17,490
                                                               ------------
                                                                    202,838
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
         80          Pitney Bowes, Inc.                               3,250
        260    @     Xerox Corp.                                      3,588
                                                               ------------
                                                                      6,838
                                                               ------------
                     OIL AND GAS: 0.3%
         30          Amerada Hess Corp.                               1,595
         80          Anadarko Petroleum Corp.                         4,081
         25          Apache Corp.                                     2,028
         60          Burlington Resources, Inc.                       3,323
        490          ChevronTexaco Corp.                             42,331
        310          ConocoPhillips                                  20,327
        130          Devon Energy Corp.                               7,444
         40          EOG Resources, Inc.                              1,847
      2,230          Exxon Mobil Corp.                               91,430
         20          Kerr-McGee Corp.                                   930
        100          Marathon Oil Corp.                               3,309
         60  @, @@   Nabors Industries Ltd.                           2,490
         50    @     Noble Corp.                                      1,789
        210          Occidental Petroleum Corp.                       8,870
         40          Sunoco, Inc.                                     2,046
         40    @     Transocean, Inc.                                   960
         80          Unocal Corp.                                     2,946
                                                               ------------
                                                                    197,746
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES L

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
         20    @     BJ Services Co.                           $        718
         60          Halliburton Co.                                  1,560
                                                               ------------
                                                                      2,278
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
         30          Ball Corp.                                       1,787
         20          Bemis Co.                                        1,000
         80    @     Pactiv Corp.                                     1,912
         60    @     Sealed Air Corp.                                 3,249
                                                               ------------
                                                                      7,948
                                                               ------------
                     PHARMACEUTICALS: 0.3%
        540          Abbott Laboratories                             25,164
         40          Allergan, Inc.                                   3,072
        270          Bristol-Myers Squibb Co.                         7,722
        390          Eli Lilly & Co.                                 27,429
         30    @     Express Scripts, Inc.                            1,993
         50    @     Forest Laboratories, Inc.                        3,090
         86    @     King Pharmaceuticals, Inc.                       1,312
         89    @     Medco Health Solutions, Inc.                     3,025
        750          Merck & Co., Inc.                               34,650
      2,624          Pfizer, Inc.                                    92,706
         40    @     Watson Pharmaceuticals, Inc.                     1,840
        450          Wyeth                                           19,103
                                                               ------------
                                                                    221,106
                                                               ------------
                     PIPELINES: 0.0%
         40          Kinder Morgan, Inc.                              2,364
        180          Williams Cos., Inc.                              1,768
                                                               ------------
                                                                      4,132
                                                               ------------
                     REAL ESTATE: 0.0%
        130          Equity Office Properties Trust                   3,725
         90          Equity Residential                               2,656
         60          Simon Property Group, Inc.                       2,780
                                                               ------------
                                                                      9,161
                                                               ------------
                     RETAIL: 0.5%
        150    @     Autonation, Inc.                                 2,756
        130    @     Bed Bath & Beyond, Inc.                          5,636
        190          Best Buy Co., Inc.                               9,926
         40    @     Big Lots, Inc.                                     568
         80          Circuit City Stores, Inc.                          810
        210    @     Costco Wholesale Corp.                           7,808
        130          CVS Corp.                                        4,696
         90          Darden Restaurants, Inc.                         1,894
        150          Dollar General Corp.                             3,149
         80          Family Dollar Stores                             2,870
        100          Federated Department Stores                      4,713
        510          Gap, Inc.                                       11,837
      1,310          Home Depot, Inc.                                46,491
         40          JC Penney Co., Inc.                              1,051
        240          Limited Brands                                   4,327
        260          Lowe's Cos., Inc.                               14,401
        100          May Department Stores Co.                        2,907
        720          McDonald's Corp.                                17,877
         50          Nordstrom, Inc.                                  1,715
        110    @     Office Depot, Inc.                               1,838
         90          RadioShack Corp.                                 2,761
        100          Sears Roebuck And Co.                            4,549
        290    @     Staples, Inc.                                    7,917
        230    @     Starbucks Corp.                                  7,604
         50          Tiffany & Co.                                    2,260
         70          TJX Cos., Inc.                                   1,544
         80    @     Toys R US, Inc.                                  1,011
      1,490          Wal-Mart Stores, Inc.                           79,044
        460          Walgreen Co.                                    16,735
         60          Wendy's Intl., Inc.                              2,354
        130    @     Yum! Brands, Inc.                                4,472
                                                               ------------
                                                                    277,521
                                                               ------------
                     SAVINGS AND LOANS: 0.0%
         50          Golden West Financial Corp.                      5,160
        315          Washington Mutual, Inc.                         12,637
                                                               ------------
                                                                     17,797
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 0.2%
        220    @     Altera Corp.                              $      4,994
        120    @     Analog Devices, Inc.                             5,478
        760    @     Applied Materials, Inc.                         17,061
        160    @     Applied Micro Circuits Corp.                       957
         40    @     Broadcom Corp.                                   1,364
      2,960          Intel Corp.                                     95,311
        110          Linear Technology Corp.                          4,628
        100    @     LSI Logic Corp.                                    887
        180          Maxim Integrated Products                        8,964
         70    @     National Semiconductor Corp.                     2,759
         50    @     Novellus Systems, Inc.                           2,103
         20    @     Nvidia Corp.                                       465
         30    @     Qlogic Corp.                                     1,548
         70    @     Teradyne, Inc.                                   1,782
        560          Texas Instruments, Inc.                         16,453
        110    @     Xilinx, Inc.                                     4,261
                                                               ------------
                                                                    169,015
                                                               ------------
                     SOFTWARE: 0.3%
        130          Adobe Systems, Inc.                              5,109
         50          Autodesk, Inc.                                   1,229
        200          Automatic Data Processing                        7,922
        110    @     BMC Software, Inc.                               2,052
         90    @     Citrix Systems, Inc.                             1,909
        200          Computer Associates Intl., Inc.                  5,468
        200    @     Compuware Corp.                                  1,208
        100    @     Electronic Arts, Inc.                            4,778
        250          First Data Corp.                                10,273
         65    @     Fiserv, Inc.                                     2,568
        160          IMS Health, Inc.                                 3,978
         70    @     Intuit, Inc.                                     3,704
         40    @     Mercury Interactive Corp.                        1,946
      3,640          Microsoft Corp.                                100,245
        210    @     Novell, Inc.                                     2,209
      1,780    @     Oracle Corp.                                    23,495
        120    @     Peoplesoft, Inc.                                 2,736
        260    @     Siebel Systems, Inc.                             3,606
        230    @     Veritas Software Corp.                           8,547
                                                               ------------
                                                                    192,982
                                                               ------------
                     TELECOMMUNICATIONS: 0.3%
        100          Alltel Corp.                                     4,658
        266          AT&T Corp.                                       5,400
        370    @     AT&T Wireless Services, Inc.                     2,956
        200    @     Avaya, Inc.                                      2,588
        830          Bellsouth Corp.                                 23,489
         50          CenturyTel, Inc.                                 1,631
        200    @     Ciena Corp.                                      1,328
      2,350    @     Cisco Systems, Inc.                             57,082
         90    @     Citizens Communications Co.                      1,118
        110    @     Comverse Technology, Inc.                        1,935
        430    @     Corning, Inc.                                    4,485
        750          Motorola, Inc.                                  10,553
        640    @     Nextel Communications, Inc.                     17,958
        260          Qualcomm, Inc.                                  14,022
      1,100          SBC Communications, Inc.                        28,677
         90          Scientific-Atlanta, Inc.                         2,457
        310          Sprint Corp.-FON Group                           5,090
        180    @     Tellabs, Inc.                                    1,517
        930          Verizon Communications, Inc.                    32,624
                                                               ------------
                                                                    219,568
                                                               ------------
                     TEXTILES: 0.0%
         20          Cintas Corp.                                     1,003
                                                               ------------
                                                                      1,003
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES L

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TOYS/GAMES/HOBBIES: 0.0%
         90          Hasbro, Inc.                              $      1,915
        240          Mattel, Inc.                                     4,625
                                                               ------------
                                                                      6,540
                                                               ------------
                     TRANSPORTATION: 0.1%
        120          Burlington Northern Santa Fe Corp.               3,882
         30          CSX Corp.                                        1,078
        100          FedEx Corp.                                      6,750
        140          Norfolk Southern Corp.                           3,311
         30          Ryder System, Inc.                               1,025
         30          Union Pacific Corp.                              2,084
        380          United Parcel Service, Inc.                     28,329
                                                               ------------
                                                                     46,459
                                                               ------------
                     Total Common Stock
                      (Cost $3,222,323)                           3,565,224
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 49.0%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 21.1%
$15,000,000          2.210%, due 03/14/06                        14,294,310
                                                               ------------
                                                                 14,294,310
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 27.9%
  9,729,791          6.420%, due 04/01/11                        10,737,583
  3,879,000          2.170%, due 01/15/06                         3,712,440
  4,715,000          2.030%, due 11/15/05                         4,539,710
                                                               ------------
                                                                 18,989,733
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $31,097,351)                         33,284,043
                                                               ------------
U.S. TREASURY OBLIGATIONS: 15.5%
                     U.S. TREASURY STRIP: 15.5%
  6,811,000          1.870%, due 02/15/06                         6,547,204
  3,906,000          1.94%, due 02/15/06                          3,749,983
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $10,069,468)                         10,297,187
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 30.10%
                     SOVEREIGN: 30.10%
$ 4,608,000          FICO Strip, 2.300%, due 03/07/06          $  4,384,378
  4,126,000          FICO Strip, 2.350%, due 04/06/06             3,914,435
  3,115,000          Israel Trust, 2.540%, due 05/15/06           2,935,339
 10,000,000          Turkey Trust, 2.540%, due 05/15/06           9,423,240
                                                               ------------
                     Total Other Bonds
                      (Cost $20,140,530)                         20,657,392
                                                               ------------
                     Total Long-Term Investments
                      (Cost $64,529,672)                         67,803,846
                                                               ------------
REPURCHASE AGREEMENT: 0.2%
                     REPURCHASE AGREEMENT: 0.2%
    142,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $142,008 to be received upon repurchase
                      (Collateralized by $146,000 Federal
                      Home Loan Mortgage Corporation, 2.500%,
                      Market Value $145,681 due 12/04/06)           142,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $142,000)                               142,000
                                                               ------------
                                                                 67,945,846
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $64,671,672)*                      100.1%  $ 67,945,846
              OTHER ASSETS AND LIABILITIES-NET           (0.1)      (42,736)
                                                       ------   ------------
              NET ASSETS                                100.0%  $ 67,903,110
                                                       ======   ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $64,793,480. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $3,190,146
      Gross Unrealized Depreciation                                  (37,780)
                                                                  ----------
      Net Unrealized Appreciation                                 $3,152,366
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES M

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
---------------------------------------------------------------------------
COMMON STOCK: 8.2%
                    ADVERTISING: 0.0%
        320    @    Interpublic Group of Cos., Inc.             $     4,992
        190         Omnicom Group                                    16,593
                                                                -----------
                                                                     21,585
                                                                -----------
                    AEROSPACE/DEFENSE: 0.1%
        620         Boeing Co.                                       26,127
        200         General Dynamics Corp.                           18,078
         90         Goodrich Corp.                                    2,672
        330         Lockheed Martin Corp.                            16,962
        210         Rockwell Collins, Inc.                            6,306
        460         United Technologies Corp.                        43,594
                                                                -----------
                                                                    113,739
                                                                -----------
                    AGRICULTURE: 0.1%
      1,450         Altria Group, Inc.                               78,909
        320         Monsanto Co.                                      9,210
         60         RJ Reynolds Tobacco Holdings, Inc.                3,489
                                                                -----------
                                                                     91,608
                                                                -----------
                    AIRLINES: 0.0%
        230         Southwest Airlines Co.                            3,712
                                                                -----------
                                                                      3,712
                                                                -----------
                    APPAREL: 0.0%
        140         Jones Apparel Group, Inc.                         4,932
        130         Liz Claiborne, Inc.                               4,610
        330         Nike, Inc.                                       22,592
         60         Reebok Intl. Ltd.                                 2,359
                                                                -----------
                                                                     34,493
                                                                -----------
                    AUTO MANUFACTURERS: 0.1%
      2,240         Ford Motor Co.                                   35,840
        560         General Motors Corp.                             29,904
        135         Paccar, Inc.                                     11,491
                                                                -----------
                                                                     77,235
                                                                -----------
                    AUTO PARTS AND EQUIPMENT: 0.0%
        130         Dana Corp.                                        2,386
        630         Delphi Corp.                                      6,432
         70         Johnson Controls, Inc.                            8,128
                                                                -----------
                                                                     16,946
                                                                -----------
                    BANKS: 0.7%
        250         Amsouth Bancorp                                   6,125
      1,460         Bank of America Corp.                           117,427
        560         Bank of New York Co., Inc.                       18,547
        850         Bank One Corp.                                   38,752
        400         BB&T Corp.                                       15,456
        171         Charter One Financial, Inc.                       5,908
         50         Comerica, Inc.                                    2,803
         90         First Tennessee National Corp.                    3,969
        770         FleetBoston Financial Corp.                      33,611
        150         Huntington Bancshares, Inc.                       3,375
        310         Keycorp                                           9,089
        160         Marshall & Ilsley Corp.                           6,120
        300         Mellon Financial Corp.                            9,633
        450         National City Corp.                              15,273
        110         North Fork Bancorporation, Inc.                   4,452
        160         Northern Trust Corp.                              7,427
        210         PNC Financial Services Group, Inc.               11,493
        210         Regions Financial Corp.                           7,812
        330         SouthTrust Corp.                                 10,801
        270         State Street Corp.                               14,062
        200         SunTrust Banks, Inc.                             14,300
         90         Synovus Financial Corp.                           2,603
        145         Union Planters Corp.                              4,566
      1,350         US Bancorp                                       40,203
      1,620         Wachovia Corp.                                   75,475
      1,220         Wells Fargo & Co.                                71,846
         80         Zions Bancorporation                              4,906
                                                                -----------
                                                                    556,034
                                                                -----------

  Shares                                                           Value
---------------------------------------------------------------------------
                    BEVERAGES: 0.2%
        600         Anheuser-Busch Cos., Inc.                   $    31,608
         50         Brown-Forman Corp.                                4,673
      1,810         Coca-Cola Co.                                    91,858
        330         Coca-Cola Enterprises, Inc.                       7,217
        250         Pepsi Bottling Group, Inc.                        6,045
      1,270         PepsiCo, Inc.                                    59,207
                                                                -----------
                                                                    200,608
                                                                -----------
                    BIOTECHNOLOGY: 0.1%
        961    @    Amgen, Inc.                                      59,390
         90    @    Biogen IDEC, Inc.                                 3,310
        180    @    Chiron Corp.                                     10,258
        150    @    Genzyme Corp.                                     7,401
         70    @    Medimmune, Inc.                                   1,778
                                                                -----------
                                                                     82,137
                                                                -----------
                    BUILDING MATERIALS: 0.0%
         50    @    American Standard Cos., Inc.                      5,035
        330         Masco Corp.                                       9,045
         70         Vulcan Materials Co.                              3,330
                                                                -----------
                                                                     17,410
                                                                -----------
                    CHEMICALS: 0.1%
        170         Air Products & Chemicals, Inc.                    8,981
         60         Ashland, Inc.                                     2,644
        720         Dow Chemical Co.                                 29,929
        180         Ecolab, Inc.                                      4,927
        110         Engelhard Corp.                                   3,295
         60         International Flavors & Fragrances, Inc.          2,095
        180         PPG Industries, Inc.                             11,524
        260         Praxair, Inc.                                     9,932
        170         Rohm & Haas Co.                                   7,261
        130         Sherwin-Williams Co.                              4,516
         60         Sigma-Aldrich Corp.                               3,431
                                                                -----------
                                                                     88,535
                                                                -----------
                    COMMERCIAL SERVICES: 0.1%
        120    @    Apollo Group, Inc.                                8,160
      1,280    @    Cendant Corp.                                    28,505
        150    @    Concord EFS, Inc.                                 2,226
         90    @    Convergys Corp.                                   1,571
         30         Deluxe Corp.                                      1,240
        100         Equifax, Inc.                                     2,450
        160         H&R Block, Inc.                                   8,859
         90         McKesson Corp.                                    2,894
        110         Moody's Corp.                                     6,661
        340         Paychex, Inc.                                    12,648
        120    @    Robert Half Intl., Inc.                           2,801
         90         RR Donnelley & Sons Co.                           2,714
                                                                -----------
                                                                     80,729
                                                                -----------
                    COMPUTERS: 0.4%
        440    @    Apple Computer, Inc.                              9,403
        140    @    Computer Sciences Corp.                           6,192
      2,520    @    Dell, Inc.                                       85,579
        350         Electronic Data Systems Corp.                     8,589
      2,760    @    EMC Corp.                                        35,659
        260    @    Gateway, Inc.                                     1,196
      2,238         Hewlett-Packard Co.                              51,407
      1,250         International Business Machines Corp.           115,849
        140    @    Lexmark Intl., Inc.                              11,010
        420    @    Network Appliance, Inc.                           8,623
      2,410    @    Sun Microsystems, Inc.                           10,821
        190    @    Sungard Data Systems, Inc.                        5,265
        250    @    Unisys Corp.                                      3,713
                                                                -----------
                                                                    353,306
                                                                -----------
                    COSMETICS/PERSONAL CARE: 0.2%
         40         Alberto-Culver Co.                                2,523
        170         Avon Products, Inc.                              11,473
        380         Colgate-Palmolive Co.                            19,019
      1,280         Gillette Co.                                     47,014

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES M

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
---------------------------------------------------------------------------
                    COSMETICS/PERSONAL CARE (CONTINUED)
        500         Kimberly-Clark Corp.                        $    29,545
        940         Procter & Gamble Co.                             93,888
                                                                -----------
                                                                    203,462
                                                                -----------
                    DISTRIBUTION/WHOLESALE: 0.0%
         70         WW Grainger, Inc.                                 3,317
                                                                -----------
                                                                      3,317
                                                                -----------
                    DIVERSIFIED FINANCIAL SERVICES: 0.8%
        940         American Express Co.                             45,336
        120         Bear Stearns Cos., Inc.                           9,594
        290         Capital One Financial Corp.                      17,774
        970         Charles Schwab Corp.                             11,485
      3,780         Citigroup, Inc.                                 183,480
        213         Countrywide Financial Corp.                      16,181
        700         Fannie Mae                                       52,542
         90         Federated Investors, Inc.                         2,642
        180         Franklin Resources, Inc.                          9,371
        500         Freddie Mac                                      29,160
        350         Goldman Sachs Group, Inc.                        34,556
      2,550         JP Morgan Chase & Co.                            93,662
        270         Lehman Brothers Holdings, Inc.                   20,849
        915         MBNA Corp.                                       22,738
      1,140         Merrill Lynch & Co., Inc.                        66,861
      1,070         Morgan Stanley                                   61,921
        230    @    Providian Financial Corp.                         2,677
        300         SLM Corp.                                        11,304
         90         T Rowe Price Group, Inc.                          4,267
                                                                -----------
                                                                    696,400
                                                                -----------
                    ELECTRIC: 0.2%
        470    @    AES Corp.                                         4,437
        110         Ameren Corp.                                      5,060
        270         American Electric Power Co., Inc.                 8,238
        210         Centerpoint Energy, Inc.                          2,035
        120         Cinergy Corp.                                     4,657
         70         Consolidated Edison, Inc.                         3,011
        190         Constellation Energy Group, Inc.                  7,440
        100         Dominion Resources, Inc.                          6,383
        280         Duke Energy Corp.                                 5,726
        440         Edison Intl.                                      9,649
        150         Entergy Corp.                                     8,570
        240         Exelon Corp.                                     15,925
        240         FirstEnergy Corp.                                 8,448
        140         FPL Group, Inc.                                   9,159
        170         NiSource, Inc.                                    3,730
        400    @    PG&E Corp.                                       11,108
         80         Pinnacle West Capital Corp.                       3,202
        120         PPL Corp.                                         5,250
        180         Progress Energy, Inc.                             8,147
        150         Public Service Enterprise Group, Inc.             6,570
        560         Southern Co.                                     16,939
        380         TXU Corp.                                         9,014
        400         Xcel Energy, Inc.                                 6,792
                                                                -----------
                                                                    169,490
                                                                -----------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        210         American Power Conversion                         5,135
        300         Emerson Electric Co.                             19,424
        140         Molex, Inc.                                       4,885
                                                                -----------
                                                                     29,444
                                                                -----------
                    ELECTRONICS: 0.0%
        340    @    Agilent Technologies, Inc.                        9,941
        170         Applera Corp. -- Applied Biosystems Group         3,521
        200    @    Jabil Circuit, Inc.                               5,660
         90         Parker Hannifin Corp.                             5,355
        140         PerkinElmer, Inc.                                 2,390
        650    @    Sanmina-SCI Corp.                                 8,197
        580    @    Solectron Corp.                                   3,428
        180         Symbol Technologies, Inc.                         3,040
        120    @    Thermo Electron Corp.                             3,024
                                                                -----------
                                                                     44,556
                                                                -----------

  Shares                                                           Value
---------------------------------------------------------------------------
                    ENTERTAINMENT: 0.0%
        230         International Game Technology               $     8,211
                                                                -----------
                                                                      8,211
                                                                -----------
                    ENVIRONMENTAL CONTROL: 0.0%
        160    @    Allied Waste Industries, Inc.                     2,221
        470         Waste Management, Inc.                           13,912
                                                                -----------
                                                                     16,133
                                                                -----------
                    FOOD: 0.1%
        415         Archer-Daniels-Midland Co.                        6,316
        310         Campbell Soup Co.                                 8,308
        510         Conagra Foods, Inc.                              13,459
        250         General Mills, Inc.                              11,325
         40         Hershey Foods Corp.                               3,080
        260         HJ Heinz Co.                                      9,472
        280         Kellogg Co.                                      10,662
        490    @    Kroger Co.                                        9,070
        100         McCormick & Co., Inc.                             3,010
        130    @    Safeway, Inc.                                     2,848
        540         Sara Lee Corp.                                   11,723
        130         Supervalu, Inc.                                   3,717
        460         Sysco Corp.                                      17,126
        120         Winn-Dixie Stores, Inc.                           1,194
        160         WM Wrigley Jr Co.                                 8,994
                                                                -----------
                                                                    120,304
                                                                -----------
                    FOREST PRODUCTS AND PAPER: 0.0%
         50         Boise Cascade Corp.                               1,643
        200         Georgia-Pacific Corp.                             6,134
        370         International Paper Co.                          15,951
        150    @    Louisiana-Pacific Corp.                           2,682
        160         MeadWestvaco Corp.                                4,760
         40         Temple-Inland, Inc.                               2,507
        160         Weyerhaeuser Co.                                 10,240
                                                                -----------
                                                                     43,917
                                                                -----------
                    GAS: 0.0%
        100         KeySpan Corp.                                     3,680
         20         Peoples Energy Corp.                                841
        220         Sempra Energy                                     6,613
                                                                -----------
                                                                     11,134
                                                                -----------
                    HAND/MACHINE TOOLS: 0.0%
         80         Black & Decker Corp.                              3,946
         50         Snap-On, Inc.                                     1,612
         60         Stanley Works                                     2,272
                                                                -----------
                                                                      7,830
                                                                -----------
                    HEALTHCARE -- PRODUCTS: 0.3%
         50         Bausch & Lomb, Inc.                               2,595
        490         Baxter Intl., Inc.                               14,955
        190         Becton Dickinson & Co.                            7,817
        180         Biomet, Inc.                                      6,554
        800    @    Boston Scientific Corp.                          29,408
         40         CR Bard, Inc.                                     3,250
        380         Guidant Corp.                                    22,876
      2,140         Johnson & Johnson                               110,551
        880         Medtronic, Inc.                                  42,777
        130    @    St. Jude Medical, Inc.                            7,976
        140         Stryker Corp.                                    11,901
        190    @    Zimmer Holdings, Inc.                            13,376
                                                                -----------
                                                                    274,036
                                                                -----------
                    HEALTHCARE -- SERVICES: 0.1%
        110         Aetna, Inc.                                       7,434
        160    @    Anthem, Inc.                                     12,000
        190    @    Humana, Inc.                                      4,342
         70         Manor Care, Inc.                                  2,420
         30         Quest Diagnostics                                 2,193

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES M

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
---------------------------------------------------------------------------
                    HEALTHCARE -- SERVICES (CONTINUED)
        730         UnitedHealth Group, Inc.                    $    42,471
        170    @    WellPoint Health Networks                        16,488
                                                                -----------
                                                                     87,348
                                                                -----------
                    HOME BUILDERS: 0.0%
         60         Centex Corp.                                      6,459
         40         KB Home                                           2,901
         40         Pulte Homes, Inc.                                 3,745
                                                                -----------
                                                                     13,105
                                                                -----------
                    HOME FURNISHINGS: 0.0%
        140         Leggett & Platt, Inc.                             3,028
         60         Whirlpool Corp.                                   4,359
                                                                -----------
                                                                      7,387
                                                                -----------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
        160         Clorox Co.                                        7,770
        140         Fortune Brands, Inc.                             10,008
                                                                -----------
                                                                     17,778
                                                                -----------
                    INSURANCE: 0.4%
        240   @@    ACE Ltd.                                          9,941
        390         Aflac, Inc.                                      14,110
        500         Allstate Corp.                                   21,509
         70         Ambac Financial Group, Inc.                       4,857
      1,920         American Intl. Group                            127,257
         90         AON Corp.                                         2,155
        130         Chubb Corp.                                       8,853
        180         Cigna Corp.                                      10,350
        120         Cincinnati Financial Corp.                        5,026
        200         Hartford Financial Services Group, Inc.          11,806
        100         Jefferson-Pilot Corp.                             5,065
        200         John Hancock Financial Services, Inc.             7,500
        180         Lincoln National Corp.                            7,267
        160         Marsh & McLennan Cos., Inc.                       7,662
        150         MBIA, Inc.                                        8,885
        550         Metlife, Inc.                                    18,519
         70         MGIC Investment Corp.                             3,986
        240         Principal Financial Group                         7,937
        220         Progressive Corp.                                18,390
        390         Prudential Financial, Inc.                       16,290
        160         Safeco Corp.                                      6,229
        180         St. Paul Cos.                                     7,137
         80         Torchmark Corp.                                   3,643
        751         Travelers Property Casualty Corp.                12,744
        100   @@    XL Capital Ltd.                                   7,755
                                                                -----------
                                                                    354,873
                                                                -----------
                    INTERNET: 0.1%
        470    @    eBay, Inc.                                       30,357
        100    @    Monster Worldwide, Inc.                           2,196
        320    @    Symantec Corp.                                   11,088
        470    @    Yahoo!, Inc.                                     21,230
                                                                -----------
                                                                     64,871
                                                                -----------
                    IRON/STEEL: 0.0%
         60         Nucor Corp.                                       3,360
                                                                -----------
                                                                      3,360
                                                                -----------
                    LEISURE TIME: 0.0%
        100         Brunswick Corp.                                   3,183
        180         Carnival Corp.                                    7,151
        220         Harley-Davidson, Inc.                            10,457
        110         Sabre Holdings Corp.                              2,375
                                                                -----------
                                                                     23,166
                                                                -----------
                    LODGING: 0.0%
        120         Harrah's Entertainment, Inc.                      5,972
        270         Hilton Hotels Corp.                               4,625
         70         Marriott Intl., Inc.                              3,234
        140         Starwood Hotels & Resorts Worldwide, Inc.         5,036
                                                                -----------
                                                                     18,867
                                                                -----------

  Shares                                                           Value
---------------------------------------------------------------------------
                    MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        250         Caterpillar, Inc.                           $    20,755
                                                                -----------
                                                                     20,755
                                                                -----------
                    MACHINERY -- DIVERSIFIED: 0.0%
        290         Deere & Co.                                      18,865
        140         Dover Corp.                                       5,565
        220         Rockwell Automation, Inc.                         7,832
                                                                -----------
                                                                     32,262
                                                                -----------
                    MEDIA: 0.3%
      1,660    @    Comcast Corp.                                    54,564
         60         Dow Jones & Co., Inc.                             2,991
        190         Gannett Co., Inc.                                16,940
         60         Knight-Ridder, Inc.                               4,642
        190         McGraw-Hill Cos., Inc.                           13,285
         40         Meredith Corp.                                    1,952
        110         New York Times Co.                                5,257
      3,320    @    Time Warner, Inc.                                59,727
        220         Tribune Co.                                      11,352
      1,270         Viacom, Inc.                                     56,363
      1,460         Walt Disney Co.                                  34,062
                                                                -----------
                                                                    261,135
                                                                -----------
                    MINING: 0.1%
        620         Alcoa, Inc.                                      23,561
        130         Freeport-McMoRan Copper & Gold, Inc.              5,477
        340         Newmont Mining Corp.                             16,527
         70    @    Phelps Dodge Corp.                                5,326
                                                                -----------
                                                                     50,891
                                                                -----------
                    MISCELLANEOUS MANUFACTURING: 0.5%
        960         3M Co.                                           81,629
         70         Cooper Industries Ltd.                            4,055
         40         Crane Co.                                         1,230
        150         Danaher Corp.                                    13,763
        210         Eastman Kodak Co.                                 5,391
         50         Eaton Corp.                                       5,399
      7,350         General Electric Co.                            227,702
        620         Honeywell Intl., Inc.                            20,727
        220         Illinois Tool Works, Inc.                        18,460
        130   @@    Ingersoll-Rand Co.                                8,824
         60         ITT Industries, Inc.                              4,453
         80         Pall Corp.                                        2,146
        110         Textron, Inc.                                     6,277
      1,420   @@    Tyco Intl. Ltd.                                  37,630
                                                                -----------
                                                                    437,686
                                                                -----------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
        230         Pitney Bowes, Inc.                                9,343
        730    @    Xerox Corp.                                      10,074
                                                                -----------
                                                                     19,417
                                                                -----------
                    OIL AND GAS: 0.5%
         60         Amerada Hess Corp.                                3,190
        180         Anadarko Petroleum Corp.                          9,182
         49         Apache Corp.                                      3,974
        140         Burlington Resources, Inc.                        7,753
      1,050         ChevronTexaco Corp.                              90,710
        674         ConocoPhillips                                   44,194
        290         Devon Energy Corp.                               16,605
         80         EOG Resources, Inc.                               3,694
      4,870         Exxon Mobil Corp.                               199,670
         70         Kerr-McGee Corp.                                  3,254
        210         Marathon Oil Corp.                                6,949
        100  @, @@  Nabors Industries Ltd.                            4,150
         40    @    Noble Corp.                                       1,431
        460         Occidental Petroleum Corp.                       19,430
         60         Sunoco, Inc.                                      3,069
         90    @    Transocean, Inc.                                  2,161
        200         Unocal Corp.                                      7,366
                                                                -----------
                                                                    426,782
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES M

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
---------------------------------------------------------------------------
                    OIL AND GAS SERVICES: 0.0%
        110    @    BJ Services Co.                             $     3,949
        130         Halliburton Co.                                   3,380
                                                                -----------
                                                                      7,329
                                                                -----------
                    PACKAGING AND CONTAINERS: 0.0%
         60         Ball Corp.                                        3,574
         60         Bemis Co.                                         3,000
        180    @    Pactiv Corp.                                      4,302
        110    @    Sealed Air Corp.                                  5,956
                                                                -----------
                                                                     16,832
                                                                -----------
                    PHARMACEUTICALS: 0.6%
      1,160         Abbott Laboratories                              54,056
        100         Allergan, Inc.                                    7,681
        590         Bristol-Myers Squibb Co.                         16,874
        850         Eli Lilly & Co.                                  59,781
         60    @    Express Scripts, Inc.                             3,986
        110    @    Forest Laboratories, Inc.                         6,798
        193    @    King Pharmaceuticals, Inc.                        2,945
        260    @    Medco Health Solutions, Inc.                      8,837
      1,670         Merck & Co., Inc.                                77,154
      5,712         Pfizer, Inc.                                    201,804
         70    @    Watson Pharmaceuticals, Inc.                      3,220
        960         Wyeth                                            40,752
                                                                -----------
                                                                    483,888
                                                                -----------
                    PIPELINES: 0.0%
        100         Kinder Morgan, Inc.                               5,910
        360         Williams Cos., Inc.                               3,535
                                                                -----------
                                                                      9,445
                                                                -----------
                    REAL ESTATE: 0.0%
        280         Equity Office Properties Trust                    8,022
        190         Equity Residential                                5,607
        140         Simon Property Group, Inc.                        6,488
                                                                -----------
                                                                     20,117
                                                                -----------
                    RETAIL: 0.7%
        320    @    Autonation, Inc.                                  5,878
        300    @    Bed Bath & Beyond, Inc.                          13,005
        400         Best Buy Co., Inc.                               20,896
        130    @    Big Lots, Inc.                                    1,847
        460    @    Costco Wholesale Corp.                           17,103
        280         CVS Corp.                                        10,114
        165         Darden Restaurants, Inc.                          3,472
        350         Dollar General Corp.                              7,347
        130         Family Dollar Stores                              4,664
        220         Federated Department Stores                      10,369
      1,100         Gap, Inc.                                        25,531
      2,820         Home Depot, Inc.                                100,081
        190         JC Penney Co., Inc.                               4,993
        500         Limited Brands                                    9,015
        560         Lowe's Cos., Inc.                                31,018
        220         May Department Stores Co.                         6,395
      1,550         McDonald's Corp.                                 38,487
        100         Nordstrom, Inc.                                   3,430
        320    @    Office Depot, Inc.                                5,347
        170         RadioShack Corp.                                  5,216
        210         Sears Roebuck And Co.                             9,553
        600    @    Staples, Inc.                                    16,380
        510    @    Starbucks Corp.                                  16,861
        100         Tiffany & Co.                                     4,520
        150         TJX Cos., Inc.                                    3,308
        170    @    Toys R US, Inc.                                   2,149
      3,200         Wal-Mart Stores, Inc.                           169,759
        990         Walgreen Co.                                     36,016
        130         Wendy's Intl., Inc.                               5,101
        240    @    Yum! Brands, Inc.                                 8,256
                                                                -----------
                                                                    596,111
                                                                -----------
                    SAVINGS AND LOANS: 0.0%
        110         Golden West Financial Corp.                      11,351
        680         Washington Mutual, Inc.                          27,282
                                                                -----------
                                                                     38,633
                                                                -----------

  Shares                                                           Value
---------------------------------------------------------------------------
                    SEMICONDUCTORS: 0.4%
        480    @    Altera Corp.                                $    10,896
        260    @    Analog Devices, Inc.                             11,869
      1,640    @    Applied Materials, Inc.                          36,818
        420    @    Applied Micro Circuits Corp.                      2,512
         90    @    Broadcom Corp.                                    3,068
      6,370         Intel Corp.                                     205,114
        230         Linear Technology Corp.                           9,676
        420    @    LSI Logic Corp.                                   3,725
        380         Maxim Integrated Products                        18,924
        140    @    National Semiconductor Corp.                      5,517
        100    @    Novellus Systems, Inc.                            4,205
        110    @    Nvidia Corp.                                      2,558
         60    @    Qlogic Corp.                                      3,096
        150    @    Teradyne, Inc.                                    3,818
      1,220         Texas Instruments, Inc.                          35,844
        260    @    Xilinx, Inc.                                     10,072
                                                                -----------
                                                                    367,712
                                                                -----------
                    SOFTWARE: 0.4%
        290         Adobe Systems, Inc.                              11,397
        100         Autodesk, Inc.                                    2,458
        430         Automatic Data Processing                        17,032
        140    @    BMC Software, Inc.                                2,611
        180    @    Citrix Systems, Inc.                              3,818
        400         Computer Associates Intl., Inc.                  10,936
        400    @    Compuware Corp.                                   2,416
        200    @    Electronic Arts, Inc.                             9,556
        540         First Data Corp.                                 22,189
        150    @    Fiserv, Inc.                                      5,927
        340         IMS Health, Inc.                                  8,452
        140    @    Intuit, Inc.                                      7,407
         70    @    Mercury Interactive Corp.                         3,405
      7,940         Microsoft Corp.                                 218,667
        290    @    Novell, Inc.                                      3,051
      3,830    @    Oracle Corp.                                     50,556
        220    @    Peoplesoft, Inc.                                  5,016
        550    @    Siebel Systems, Inc.                              7,629
        500    @    Veritas Software Corp.                           18,580
                                                                -----------
                                                                    411,103
                                                                -----------
                    TELECOMMUNICATIONS: 0.5%
        220         Alltel Corp.                                     10,248
        586         AT&T Corp.                                       11,896
        800    @    AT&T Wireless Services, Inc.                      6,392
        430    @    Avaya, Inc.                                       5,564
      1,800         Bellsouth Corp.                                  50,940
         90         CenturyTel, Inc.                                  2,936
        390    @    Ciena Corp.                                       2,590
      5,110    @    Cisco Systems, Inc.                             124,121
        150    @    Comverse Technology, Inc.                         2,639
        840    @    Corning, Inc.                                     8,761
      1,620         Motorola, Inc.                                   22,793
      1,290    @    Nextel Communications, Inc.                      36,197
        550         Qualcomm, Inc.                                   29,662
      2,390         SBC Communications, Inc.                         62,307
        160         Scientific-Atlanta, Inc.                          4,368
        670         Sprint Corp.-FON Group                           11,001
        250    @    Tellabs, Inc.                                     2,108
      2,020         Verizon Communications, Inc.                     70,862
                                                                -----------
                                                                    465,385
                                                                -----------
                    TEXTILES: 0.0%
         50         Cintas Corp.                                      2,507
                                                                -----------
                                                                      2,507
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES M

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
---------------------------------------------------------------------------
                    TOYS/GAMES/HOBBIES: 0.0%
        160         Hasbro, Inc.                                $     3,405
        490         Mattel, Inc.                                      9,442
                                                                -----------
                                                                     12,847
                                                                -----------
                    TRANSPORTATION: 0.1%
        260         Burlington Northern Santa Fe Corp.                8,411
        200         FedEx Corp.                                      13,500
        210         Norfolk Southern Corp.                            4,967
         80         Ryder System, Inc.                                2,732
         70         Union Pacific Corp.                               4,864
        820         United Parcel Service, Inc.                      61,130
                                                                -----------
                                                                     95,604
                                                                -----------
                    Total Common Stock
                     (Cost $6,539,933)                            7,733,507
                                                                -----------
 Principal
  Amount                                                           Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.9%
                    FEDERAL HOME LOAN BANK: 24.9%
$25,000,000         2.440%, due 06/13/06                         23,570,375
                                                                -----------
                                                                 23,570,375
                                                                -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 33.0%
  2,538,000         2.270%, due 03/15/06                          2,415,265
 25,000,000         2.530%, due 06/13/06                         23,518,675
  5,800,000         2.460%, due 07/15/06                          5,454,929
                                                                -----------
                                                                 31,388,869
                                                                -----------
                    Total U.S. Government Agency Obligations
                     (Cost $51,810,920)                          54,959,244
                                                                -----------
U.S. TREASURY OBLIGATIONS: 15.6%
                    U.S. TREASURY STRIP: 15.6%
 15,573,000         2.070%, due 05/15/06                         14,830,495
                                                                -----------
                    Total U.S. Treasury Obligations
                     (Cost $14,008,367)                          14,830,495
                                                                -----------
OTHER BONDS: 17.5%
                    SOVEREIGN: 10.5%
$ 2,962,000         FICO Strip, 2.350%, due 04/06/06            $ 2,810,120
  5,984,000         Israel Trust, 2.540%, due 05/15/06            5,638,867

 Principal
  Amount                                                           Value
---------------------------------------------------------------------------
$ 1,560,000         Turkey Trust, 2.540%, due 05/15/06          $ 1,470,025
                    REGIONAL (STATE/PROVNC): 7.0%
  6,979,000         Tennessee Valley Authority, 2.290%, due
                     01/15/06                                     6,662,265
                                                                -----------
                    Total Other Bonds
                     (Cost $15,753,595)                          16,581,277
                                                                -----------
                    Total Long-Term Investments
                     (Cost $88,112,815)                          94,104,523
                                                                -----------
REPURCHASE AGREEMENT: 0.9%
                    REPURCHASE AGREEMENT: 0.9%
    822,000         Goldman Sachs Repurchase Agreement dated
                     12/31/03, 0.990%, due 01/02/04, $822,045
                     to be received upon repurchase
                     (Collateralized by $841,000 Federal Home
                     Loan Mortgage Corporation, 2.500%, Market
                     Value $839,162 due 12/04/06)                   822,000
                                                                -----------
                    Total Short-Term Investments
                     (Cost $822,000)                                822,000
                                                                -----------

          TOTAL INVESTMENTS IN SECURITIES
           (COST $88,934,815)*                           100.1% $94,926,523
          OTHER ASSETS AND LIABILITIES-NET                (0.1)     (91,959)
                                                        ------  -----------
          NET ASSETS                                     100.0% $94,834,564
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $89,969,315. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $4,989,095
      Gross Unrealized Depreciation                                  (31,887)
                                                                  ----------
      Net Unrealized Appreciation                                 $4,957,208
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES N

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 12.3%
                    ADVERTISING: 0.0%
        590    @    Interpublic Group of Cos., Inc.            $      9,204
        300         Omnicom Group                                    26,199
                                                               ------------
                                                                     35,403
                                                               ------------
                    AEROSPACE/DEFENSE: 0.2%
        970         Boeing Co.                                       40,876
        310         General Dynamics Corp.                           28,021
        150         Goodrich Corp.                                    4,454
        520         Lockheed Martin Corp.                            26,728
        280         Rockwell Collins, Inc.                            8,408
        730         United Technologies Corp.                        69,182
                                                               ------------
                                                                    177,669
                                                               ------------
                    AGRICULTURE: 0.1%
      2,360         Altria Group, Inc.                              128,431
        510         Monsanto Co.                                     14,678
        100         RJ Reynolds Tobacco Holdings, Inc.                5,815
                                                               ------------
                                                                    148,924
                                                               ------------
                    AIRLINES: 0.0%
        370         Southwest Airlines Co.                            5,972
                                                               ------------
                                                                      5,972
                                                               ------------
                    APPAREL: 0.1%
        240         Jones Apparel Group, Inc.                         8,455
        200         Liz Claiborne, Inc.                               7,092
        510         Nike, Inc.                                       34,915
         90         Reebok Intl. Ltd.                                 3,539
                                                               ------------
                                                                     54,001
                                                               ------------
                    AUTO MANUFACTURERS: 0.1%
      3,530         Ford Motor Co.                                   56,480
        880         General Motors Corp.                             46,992
        220         Paccar, Inc.                                     18,726
                                                               ------------
                                                                    122,198
                                                               ------------
                    AUTO PARTS AND EQUIPMENT: 0.0%
      1,000         Delphi Corp.                                     10,210
        120         Johnson Controls, Inc.                           13,934
                                                               ------------
                                                                     24,144
                                                               ------------
                    BANKS: 1.0%
        420         Amsouth Bancorp                                  10,290
      2,310         Bank of America Corp.                           185,792
        880         Bank of New York Co., Inc.                       29,146
      1,260         Bank One Corp.                                   57,443
        640         BB&T Corp.                                       24,730
        267         Charter One Financial, Inc.                       9,225
         80         Comerica, Inc.                                    4,485
        170         First Tennessee National Corp.                    7,497
      1,200         FleetBoston Financial Corp.                      52,380
        340         Huntington Bancshares, Inc.                       7,650
        510         Keycorp                                          14,953
        310         Marshall & Ilsley Corp.                          11,858
        460         Mellon Financial Corp.                           14,771
        710         National City Corp.                              24,097
        160         North Fork Bancorporation, Inc.                   6,475
        260         Northern Trust Corp.                             12,069
        330         PNC Financial Services Group, Inc.               18,061
        250         Regions Financial Corp.                           9,300
        430         SouthTrust Corp.                                 14,074
        400         State Street Corp.                               20,832
        320         SunTrust Banks, Inc.                             22,880
        140         Synovus Financial Corp.                           4,049
        250         Union Planters Corp.                              7,873
      2,230         US Bancorp                                       66,409
      2,640         Wachovia Corp.                                  122,998
      1,920         Wells Fargo & Co.                               113,069
        140         Zions Bancorporation                              8,586
                                                               ------------
                                                                    880,992
                                                               ------------
                    BEVERAGES: 0.3%
        910         Anheuser-Busch Cos., Inc.                        47,939

  Shares                                                          Value
---------------------------------------------------------------------------
         60         Brown-Forman Corp.                         $      5,607
      2,850         Coca-Cola Co.                                   144,638
        530         Coca-Cola Enterprises, Inc.                      11,591
        430         Pepsi Bottling Group, Inc.                       10,397
      2,010         PepsiCo, Inc.                                    93,706
                                                               ------------
                                                                    313,878
                                                               ------------
                    BIOTECHNOLOGY: 0.1%
      1,532    @    Amgen, Inc.                                      94,678
        140    @    Biogen IDEC, Inc.                                 5,149
        280    @    Chiron Corp.                                     15,957
        240    @    Genzyme Corp.                                    11,842
        120    @    Medimmune, Inc.                                   3,048
                                                               ------------
                                                                    130,674
                                                               ------------
                    BUILDING MATERIALS: 0.0%
         80    @    American Standard Cos., Inc.                      8,056
        510         Masco Corp.                                      13,979
        110         Vulcan Materials Co.                              5,233
                                                               ------------
                                                                     27,268
                                                               ------------
                    CHEMICALS: 0.1%
        290         Air Products & Chemicals, Inc.                   15,321
      1,130         Dow Chemical Co.                                 46,973
        280         Ecolab, Inc.                                      7,664
        160         Engelhard Corp.                                   4,792
        110         International Flavors & Fragrances, Inc.          3,841
        290         PPG Industries, Inc.                             18,566
        420         Praxair, Inc.                                    16,044
        300         Rohm & Haas Co.                                  12,813
        190         Sherwin-Williams Co.                              6,601
        100         Sigma-Aldrich Corp.                               5,718
                                                               ------------
                                                                    138,333
                                                               ------------
                    COMMERCIAL SERVICES: 0.1%
        200    @    Apollo Group, Inc.                               13,600
      2,010    @    Cendant Corp.                                    44,762
        240    @    Concord EFS, Inc.                                 3,562
        170    @    Convergys Corp.                                   2,968
         30         Deluxe Corp.                                      1,240
        200         Equifax, Inc.                                     4,900
        290         H&R Block, Inc.                                  16,057
        130         McKesson Corp.                                    4,181
        180         Moody's Corp.                                    10,899
        540         Paychex, Inc.                                    20,088
        290    @    Robert Half Intl., Inc.                           6,769
        160         RR Donnelley & Sons Co.                           4,824
                                                               ------------
                                                                    133,850
                                                               ------------
                    COMPUTERS: 0.6%
        670    @    Apple Computer, Inc.                             14,318
        220    @    Computer Sciences Corp.                           9,731
      4,000    @    Dell, Inc.                                      135,840
        550         Electronic Data Systems Corp.                    13,497
      4,380    @    EMC Corp.                                        56,590
        420    @    Gateway, Inc.                                     1,932
      3,506         Hewlett-Packard Co.                              80,533
      2,000         International Business Machines Corp.           185,359
        250    @    Lexmark Intl., Inc.                              19,660
        100    @    NCR Corp.                                         3,880
        660    @    Network Appliance, Inc.                          13,550
      3,840    @    Sun Microsystems, Inc.                           17,242
        130    @    Sungard Data Systems, Inc.                        3,602
        420    @    Unisys Corp.                                      6,237
                                                               ------------
                                                                    561,971
                                                               ------------
                    COSMETICS/PERSONAL CARE: 0.3%
         70         Alberto-Culver Co.                                4,416
        270         Avon Products, Inc.                              18,222
        600         Colgate-Palmolive Co.                            30,030
      2,040         Gillette Co.                                     74,929
        790         Kimberly-Clark Corp.                             46,681
      1,490         Procter & Gamble Co.                            148,821
                                                               ------------
                                                                    323,099
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES N

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    DISTRIBUTION/WHOLESALE: 0.0%
        100         WW Grainger, Inc.                          $      4,739
                                                               ------------
                                                                      4,739
                                                               ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.2%
      1,440         American Express Co.                             69,451
        200         Bear Stearns Cos., Inc.                          15,990
        460         Capital One Financial Corp.                      28,193
      1,530         Charles Schwab Corp.                             18,115
      5,960         Citigroup, Inc.                                 289,297
        347         Countrywide Financial Corp.                      26,295
      1,090         Fannie Mae                                       81,815
        120         Federated Investors, Inc.                         3,523
        280         Franklin Resources, Inc.                         14,577
        790         Freddie Mac                                      46,073
        550         Goldman Sachs Group, Inc.                        54,302
      4,020         JP Morgan Chase & Co.                           147,654
        430         Lehman Brothers Holdings, Inc.                   33,205
      1,460         MBNA Corp.                                       36,281
      1,810         Merrill Lynch & Co., Inc.                       106,157
      1,690         Morgan Stanley                                   97,800
        500    @    Providian Financial Corp.                         5,820
        540         SLM Corp.                                        20,347
        150         T Rowe Price Group, Inc.                          7,112
                                                               ------------
                                                                  1,102,007
                                                               ------------
                    ELECTRIC: 0.3%
        750    @    AES Corp.                                         7,080
        190         Ameren Corp.                                      8,740
        400         American Electric Power Co., Inc.                12,204
        380         Centerpoint Energy, Inc.                          3,682
        250         Cinergy Corp.                                     9,703
        110         Consolidated Edison, Inc.                         4,731
        220         Constellation Energy Group, Inc.                  8,615
        160         Dominion Resources, Inc.                         10,213
        440         Duke Energy Corp.                                 8,998
        700         Edison Intl.                                     15,351
        230         Entergy Corp.                                    13,140
        380         Exelon Corp.                                     25,217
        380         FirstEnergy Corp.                                13,376
        200         FPL Group, Inc.                                  13,084
        280         NiSource, Inc.                                    6,143
        510    @    PG&E Corp.                                       14,163
        100         Pinnacle West Capital Corp.                       4,002
        200         PPL Corp.                                         8,750
        280         Progress Energy, Inc.                            12,673
        270         Public Service Enterprise Group, Inc.            11,826
        890         Southern Co.                                     26,922
        600         TXU Corp.                                        14,232
        630         Xcel Energy, Inc.                                10,697
                                                               ------------
                                                                    263,542
                                                               ------------
                    ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        310         American Power Conversion                         7,580
        480         Emerson Electric Co.                             31,080
        270         Molex, Inc.                                       9,420
                                                               ------------
                                                                     48,080
                                                               ------------
                    ELECTRONICS: 0.1%
        540    @    Agilent Technologies, Inc.                       15,790
        370         Applera Corp. -- Applied Biosystems Group         7,663
        300    @    Jabil Circuit, Inc.                               8,490
        140         Parker Hannifin Corp.                             8,330
        220         PerkinElmer, Inc.                                 3,755
      1,020    @    Sanmina-SCI Corp.                                12,862
        920    @    Solectron Corp.                                   5,437
        280         Symbol Technologies, Inc.                         4,729
        190    @    Thermo Electron Corp.                             4,788
                                                               ------------
                                                                     71,844
                                                               ------------
                    ENTERTAINMENT: 0.0%
        480         International Game Technology                    17,136
                                                               ------------
                                                                     17,136
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    ENVIRONMENTAL CONTROL: 0.0%
        290    @    Allied Waste Industries, Inc.              $      4,025
        720         Waste Management, Inc.                           21,312
                                                               ------------
                                                                     25,337
                                                               ------------
                    FOOD: 0.2%
        700         Archer-Daniels-Midland Co.                       10,654
        470         Campbell Soup Co.                                12,596
        800         Conagra Foods, Inc.                              21,112
        430         General Mills, Inc.                              19,479
         50         Hershey Foods Corp.                               3,850
        400         HJ Heinz Co.                                     14,572
        440         Kellogg Co.                                      16,755
        870    @    Kroger Co.                                       16,104
        150         McCormick & Co., Inc.                             4,515
        210    @    Safeway, Inc.                                     4,601
        910         Sara Lee Corp.                                   19,756
        190         Supervalu, Inc.                                   5,432
        700         Sysco Corp.                                      26,061
         50         Winn-Dixie Stores, Inc.                             498
        240         WM Wrigley Jr. Co.                               13,490
                                                               ------------
                                                                    189,475
                                                               ------------
                    FOREST PRODUCTS AND PAPER: 0.1%
         70         Boise Cascade Corp.                               2,300
        300         Georgia-Pacific Corp.                             9,201
        610         International Paper Co.                          26,298
        240    @    Louisiana-Pacific Corp.                           4,291
         80         MeadWestvaco Corp.                                2,380
         60         Temple-Inland, Inc.                               3,760
        240         Weyerhaeuser Co.                                 15,360
                                                               ------------
                                                                     63,590
                                                               ------------
                    GAS: 0.0%
        190         KeySpan Corp.                                     6,992
         50         Peoples Energy Corp.                              2,102
        330         Sempra Energy                                     9,920
                                                               ------------
                                                                     19,014
                                                               ------------
                    HAND/MACHINE TOOLS: 0.0%
        140         Black & Decker Corp.                              6,905
         80         Snap-On, Inc.                                     2,579
        110         Stanley Works                                     4,166
                                                               ------------
                                                                     13,650
                                                               ------------
                    HEALTHCARE -- PRODUCTS: 0.4%
         80         Bausch & Lomb, Inc.                               4,152
        760         Baxter Intl., Inc.                               23,195
        310         Becton Dickinson & Co.                           12,753
        340         Biomet, Inc.                                     12,379
      1,280    @    Boston Scientific Corp.                          47,053
         60         CR Bard, Inc.                                     4,875
        600         Guidant Corp.                                    36,120
      3,400         Johnson & Johnson                               175,644
      1,390         Medtronic, Inc.                                  67,568
        190    @    St. Jude Medical, Inc.                           11,657
        220         Stryker Corp.                                    18,702
        280    @    Zimmer Holdings, Inc.                            19,712
                                                               ------------
                                                                    433,810
                                                               ------------
                    HEALTHCARE -- SERVICES: 0.1%
        190         Aetna, Inc.                                      12,840
        280    @    Anthem, Inc.                                     21,000
        280    @    Humana, Inc.                                      6,398
        120         Manor Care, Inc.                                  4,148
         60         Quest Diagnostics                                 4,387
      1,160         UnitedHealth Group, Inc.                         67,489
        310    @    WellPoint Health Networks                        30,067
                                                               ------------
                                                                    146,329
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES N

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    HOME BUILDERS: 0.0%
         90         Centex Corp.                               $      9,689
         60         KB Home                                           4,351
         20         Pulte Homes, Inc.                                 1,872
                                                               ------------
                                                                     15,912
                                                               ------------
                    HOME FURNISHINGS: 0.0%
        250         Leggett & Platt, Inc.                             5,408
        150         Whirlpool Corp.                                  10,897
                                                               ------------
                                                                     16,305
                                                               ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
        240         Clorox Co.                                       11,654
        200         Fortune Brands, Inc.                             14,298
                                                               ------------
                                                                     25,952
                                                               ------------
                    INSURANCE: 0.6%
        410   @@    ACE Ltd.                                         16,982
        600         Aflac, Inc.                                      21,708
        770         Allstate Corp.                                   33,124
        130         Ambac Financial Group, Inc.                       9,021
      3,010         American Intl. Group                            199,502
        140         AON Corp.                                         3,352
        280         Chubb Corp.                                      19,068
        290         Cigna Corp.                                      16,675
         70         Cincinnati Financial Corp.                        2,932
        320         Hartford Financial Services Group, Inc.          18,890
        170         Jefferson-Pilot Corp.                             8,611
        350         John Hancock Financial Services, Inc.            13,125
        200         Lincoln National Corp.                            8,074
        250         Marsh & McLennan Cos., Inc.                      11,973
        230         MBIA, Inc.                                       13,623
        870         Metlife, Inc.                                    29,293
        120         MGIC Investment Corp.                             6,833
        370         Principal Financial Group                        12,236
        350         Progressive Corp.                                29,257
        620         Prudential Financial, Inc.                       25,897
        210         Safeco Corp.                                      8,175
        280         St. Paul Cos.                                    11,102
        150         Torchmark Corp.                                   6,831
      1,184         Travelers Property Casualty Corp.                20,092
        160   @@    XL Capital Ltd.                                  12,408
                                                               ------------
                                                                    558,784
                                                               ------------
                    INTERNET: 0.1%
        740    @    eBay, Inc.                                       47,796
        160    @    Monster Worldwide, Inc.                           3,514
        540    @    Symantec Corp.                                   18,711
        740    @    Yahoo!, Inc.                                     33,426
                                                               ------------
                                                                    103,447
                                                               ------------
                    IRON/STEEL: 0.0%
        100         Nucor Corp.                                       5,600
                                                               ------------
                                                                      5,600
                                                               ------------
                    LEISURE TIME: 0.0%
         90         Brunswick Corp.                                   2,865
        280         Carnival Corp.                                   11,124
        350         Harley-Davidson, Inc.                            16,636
        180         Sabre Holdings Corp.                              3,886
                                                               ------------
                                                                     34,511
                                                               ------------
                    LODGING: 0.0%
        160         Harrah's Entertainment, Inc.                      7,963
        420         Hilton Hotels Corp.                               7,195
        100         Marriott Intl., Inc.                              4,620
        220         Starwood Hotels & Resorts Worldwide, Inc.         7,913
                                                               ------------
                                                                     27,691
                                                               ------------
                    MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        370         Caterpillar, Inc.                                30,717
                                                               ------------
                                                                     30,717
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    MACHINERY -- DIVERSIFIED: 0.1%
        470         Deere & Co.                                $     30,574
        220         Dover Corp.                                       8,745
        340         Rockwell Automation, Inc.                        12,104
                                                               ------------
                                                                     51,423
                                                               ------------
                    MEDIA: 0.4%
      2,560    @    Comcast Corp.                                    84,147
         80         Dow Jones & Co., Inc.                             3,988
        310         Gannett Co., Inc.                                27,640
         90         Knight-Ridder, Inc.                               6,963
        260         McGraw-Hill Cos., Inc.                           18,179
         80         Meredith Corp.                                    3,905
        170         New York Times Co.                                8,124
      5,210    @    Time Warner, Inc.                                93,728
        360         Tribune Co.                                      18,576
      2,010         Viacom, Inc.                                     89,204
      2,250         Walt Disney Co.                                  52,493
                                                               ------------
                                                                    406,947
                                                               ------------
                    MINING: 0.1%
        970         Alcoa, Inc.                                      36,860
        200         Freeport-McMoRan Copper & Gold, Inc.              8,426
        540         Newmont Mining Corp.                             26,249
        110    @    Phelps Dodge Corp.                                8,370
                                                               ------------
                                                                     79,905
                                                               ------------
                    MISCELLANEOUS MANUFACTURING: 0.7%
      1,520         3M Co.                                          129,246
        100         Cooper Industries Ltd.                            5,793
         90         Crane Co.                                         2,767
        240         Danaher Corp.                                    22,020
        320         Eastman Kodak Co.                                 8,214
        100         Eaton Corp.                                      10,798
     11,630         General Electric Co.                            360,297
        990         Honeywell Intl., Inc.                            33,096
        320         Illinois Tool Works, Inc.                        26,851
        200   @@    Ingersoll-Rand Co.                               13,576
        100         ITT Industries, Inc.                              7,421
        140         Pall Corp.                                        3,756
        170         Textron, Inc.                                     9,700
      2,310   @@    Tyco Intl. Ltd.                                  61,215
                                                               ------------
                                                                    694,750
                                                               ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
        290         Pitney Bowes, Inc.                               11,780
        850    @    Xerox Corp.                                      11,730
                                                               ------------
                                                                     23,510
                                                               ------------
                    OIL AND GAS: 0.7%
        170         Amerada Hess Corp.                                9,039
        360         Anadarko Petroleum Corp.                         18,364
         75         Apache Corp.                                      6,083
        220         Burlington Resources, Inc.                       12,184
      1,670         ChevronTexaco Corp.                             144,270
      1,061         ConocoPhillips                                   69,569
        450         Devon Energy Corp.                               25,767
        140         EOG Resources, Inc.                               6,464
      7,740         Exxon Mobil Corp.                               317,339
        110         Kerr-McGee Corp.                                  5,114
        480         Marathon Oil Corp.                               15,883
        170  @, @@  Nabors Industries Ltd.                            7,055
        150    @    Noble Corp.                                       5,367
        740         Occidental Petroleum Corp.                       31,258
        100         Sunoco, Inc.                                      5,115
        350    @    Transocean, Inc.                                  8,404
        390         Unocal Corp.                                     14,364
                                                               ------------
                                                                    701,639
                                                               ------------
                    OIL AND GAS SERVICES: 0.0%
        180    @    BJ Services Co.                                   6,462
        200         Halliburton Co.                                   5,200
                                                               ------------
                                                                     11,662
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES N

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    PACKAGING AND CONTAINERS: 0.0%
        100         Ball Corp.                                 $      5,957
         90         Bemis Co.                                         4,500
        290    @    Pactiv Corp.                                      6,931
        170    @    Sealed Air Corp.                                  9,204
                                                               ------------
                                                                     26,592
                                                               ------------
                    PHARMACEUTICALS: 0.8%
      1,840         Abbott Laboratories                              85,744
        160         Allergan, Inc.                                   12,290
        920         Bristol-Myers Squibb Co.                         26,312
      1,320         Eli Lilly & Co.                                  92,836
        100    @    Express Scripts, Inc.                             6,643
        170    @    Forest Laboratories, Inc.                        10,506
        350    @    King Pharmaceuticals, Inc.                        5,341
        410    @    Medco Health Solutions, Inc.                     13,936
      2,640         Merck & Co., Inc.                               121,968
      9,070         Pfizer, Inc.                                    320,442
        160    @    Watson Pharmaceuticals, Inc.                      7,360
      1,530         Wyeth                                            64,949
                                                               ------------
                                                                    768,327
                                                               ------------
                    PIPELINES: 0.0%
        150         Kinder Morgan, Inc.                               8,865
        610         Williams Cos., Inc.                               5,990
                                                               ------------
                                                                     14,855
                                                               ------------
                    REAL ESTATE: 0.0%
        440         Equity Office Properties Trust                   12,606
        310         Equity Residential                                9,148
        230         Simon Property Group, Inc.                       10,658
                                                               ------------
                                                                     32,412
                                                               ------------
                    RETAIL: 1.0%
        500    @    Autonation, Inc.                                  9,185
        490    @    Bed Bath & Beyond, Inc.                          21,242
        640         Best Buy Co., Inc.                               33,434
        110    @    Big Lots, Inc.                                    1,563
        280         Circuit City Stores, Inc.                         2,836
        720    @    Costco Wholesale Corp.                           26,770
        450         CVS Corp.                                        16,254
        305         Darden Restaurants, Inc.                          6,417
        520         Dollar General Corp.                             10,915
        220         Family Dollar Stores                              7,894
        300         Federated Department Stores                      14,139
      1,740         Gap, Inc.                                        40,385
      4,470         Home Depot, Inc.                                158,640
        280         JC Penney Co., Inc.                               7,358
        820         Limited Brands                                   14,785
        920         Lowe's Cos., Inc.                                50,959
        360         May Department Stores Co.                        10,465
      2,470         McDonald's Corp.                                 61,330
        160         Nordstrom, Inc.                                   5,488
        520    @    Office Depot, Inc.                                8,689
        300         RadioShack Corp.                                  9,204
        340         Sears Roebuck And Co.                            15,467
        920    @    Staples, Inc.                                    25,116
        810    @    Starbucks Corp.                                  26,779
        160         Tiffany & Co.                                     7,232
        220         TJX Cos., Inc.                                    4,851
        320    @    Toys R US, Inc.                                   4,045
      5,090         Wal-Mart Stores, Inc.                           270,024
      1,580         Walgreen Co.                                     57,480
        200         Wendy's Intl., Inc.                               7,848
        420    @    Yum! Brands, Inc.                                14,448
                                                               ------------
                                                                    951,242
                                                               ------------
                    SAVINGS AND LOANS: 0.1%
        170         Golden West Financial Corp.                      17,542
      1,070         Washington Mutual, Inc.                          42,929
                                                               ------------
                                                                     60,471
                                                               ------------
                    SEMICONDUCTORS: 0.6%
        770    @    Altera Corp.                                     17,479
        430    @    Analog Devices, Inc.                             19,630

  Shares                                                          Value
---------------------------------------------------------------------------
      2,590    @    Applied Materials, Inc.                    $     58,145
        660    @    Applied Micro Circuits Corp.                      3,947
        140    @    Broadcom Corp.                                    4,773
     10,220         Intel Corp.                                     329,083
        360         Linear Technology Corp.                          15,145
        410    @    LSI Logic Corp.                                   3,637
        620         Maxim Integrated Products                        30,876
        220    @    National Semiconductor Corp.                      8,670
        220    @    Novellus Systems, Inc.                            9,251
        170    @    Nvidia Corp.                                      3,953
        150    @    Qlogic Corp.                                      7,740
        240    @    Teradyne, Inc.                                    6,108
      1,920         Texas Instruments, Inc.                          56,409
        420    @    Xilinx, Inc.                                     16,271
                                                               ------------
                                                                    591,117
                                                               ------------
                    SOFTWARE: 0.7%
        460         Adobe Systems, Inc.                              18,078
        130         Autodesk, Inc.                                    3,195
        720         Automatic Data Processing                        28,519
        220    @    BMC Software, Inc.                                4,103
        290    @    Citrix Systems, Inc.                              6,151
        620         Computer Associates Intl., Inc.                  16,951
        600    @    Compuware Corp.                                   3,624
        340    @    Electronic Arts, Inc.                            16,245
        860         First Data Corp.                                 35,337
        240    @    Fiserv, Inc.                                      9,482
        550         IMS Health, Inc.                                 13,673
        220    @    Intuit, Inc.                                     11,640
        150    @    Mercury Interactive Corp.                         7,296
     12,590         Microsoft Corp.                                 346,730
        460    @    Novell, Inc.                                      4,839
      6,080    @    Oracle Corp.                                     80,256
        340    @    Peoplesoft, Inc.                                  7,752
        900    @    Siebel Systems, Inc.                             12,483
        780    @    Veritas Software Corp.                           28,985
                                                               ------------
                                                                    655,339
                                                               ------------
                    TELECOMMUNICATIONS: 0.8%
        350         Alltel Corp.                                     16,303
        910         AT&T Corp.                                       18,473
      1,270    @    AT&T Wireless Services, Inc.                     10,147
        750    @    Avaya, Inc.                                       9,705
      2,860         Bellsouth Corp.                                  80,938
        170         CenturyTel, Inc.                                  5,545
        720    @    Ciena Corp.                                       4,781
      8,200    @    Cisco Systems, Inc.                             199,179
        320    @    Comverse Technology, Inc.                         5,629
      1,300    @    Corning, Inc.                                    13,559
      2,560         Motorola, Inc.                                   36,019
      2,190    @    Nextel Communications, Inc.                      61,451
        890         Qualcomm, Inc.                                   47,998
      3,890         SBC Communications, Inc.                        101,412
        290         Scientific-Atlanta, Inc.                          7,917
      1,070         Sprint Corp.-FON Group                           17,569
        460    @    Tellabs, Inc.                                     3,878
      3,170         Verizon Communications, Inc.                    111,204
                                                               ------------
                                                                    751,707
                                                               ------------
                    TEXTILES: 0.0%
         80         Cintas Corp.                                      4,010
                                                               ------------
                                                                      4,010
                                                               ------------
                    TOYS/GAMES/HOBBIES: 0.0%
        300         Hasbro, Inc.                                      6,384
        870         Mattel, Inc.                                     16,765
                                                               ------------
                                                                     23,149
                                                               ------------
                    TRANSPORTATION: 0.2%
        410         Burlington Northern Santa Fe Corp.               13,264
        310         FedEx Corp.                                      20,925

                 See Accompanying Notes to Financial Statements

ING
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SERIES N

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    TRANSPORTATION (CONTINUED)
        480         Norfolk Southern Corp.                     $     11,352
        140         Ryder System, Inc.                                4,781
        100         Union Pacific Corp.                               6,948
      1,280         United Parcel Service, Inc.                      95,424
                                                               ------------
                                                                    152,694
                                                               ------------
                    Total Common Stock
                     (Cost $10,548,300)                          12,297,599
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 4.3%
                    DIVERSIFIED FINANCIAL SERVICES: 4.3%
$ 4,000,000         General Electric Capital Corp., 5.000%,
                     due 06/15/07                                 4,263,960
                                                               ------------
                    Total Corporate Bonds
                     (Cost $4,153,254)                            4,263,960
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 69.7%
                    FEDERAL HOME LOAN BANK: 27.9%
$30,000,000         2.610%,due 09/15/06                          27,996,360
                                                               ------------
                                                                 27,996,360
                                                               ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 41.8%
  3,750,000         2.800%, due 01/15/07                          3,451,376
  6,250,000         2.460%, due 07/15/06                          5,878,156
  5,000,000         2.460%, due 07/15/06                          4,702,525
 30,000,000         2.710%, due 09/15/06                         27,921,901
                                                               ------------
                                                                 41,953,958
                                                               ------------
                    Total U.S. Government Agency Obligations
                     (Cost $66,903,847)                          69,950,318
                                                               ------------
U.S. TREASURY OBLIGATIONS: 12.9%
                    U.S. TREASURY STRIP: 12.9%
  2,676,000         2.570%, due 02/15/07                          2,473,975

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
$10,229,000         2.020%, due 05/15/06                       $  9,754,150
    730,000         2.470%, due 02/15/07                            676,347
                                                               ------------
                    Total U.S. Treasury Obligations
                     (Cost $12,625,408)                          12,904,472
                                                               ------------
                    Total Long-Term Investments
                     (Cost $94,230,809)                          99,416,349
                                                               ------------
REPURCHASE AGREEMENT: 0.9%
                    REPURCHASE AGREEMENT: 0.9%
    854,000         Goldman Sachs Repurchase Agreement dated
                     12/31/03, 0.990%, due 01/02/04, $854,047
                     to be received upon repurchase
                     (Collateralized by $873,000 Federal Home
                     Loan Mortgage Corporation, 2.500%,
                     Market Value $871,093 due 12/04/06)            854,000
                                                               ------------
                    Total Short-Term Investments
                     (Cost $854,000)                                854,000
                                                               ------------

            TOTAL INVESTMENTS IN SECURITIES
             (COST $95,084,809)*                         100.1% $100,270,349
            OTHER ASSETS AND LIABILITIES-NET              (0.1)      (86,442)
                                                        ------  ------------
            NET ASSETS                                   100.0% $100,183,907
                                                        ------  ------------

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $95,793,134. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $4,563,514
      Gross Unrealized Depreciation                                  (86,299)
                                                                  ----------
      Net Unrealized Appreciation                                 $4,477,215
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
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SERIES P

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 12.0%
                     ADVERTISING: 0.0%
        790    @     Interpublic Group of Cos., Inc.           $     12,324
        500          Omnicom Group                                   43,665
                                                               ------------
                                                                     55,989
                                                               ------------
                     AEROSPACE/DEFENSE: 0.2%
      1,630          Boeing Co.                                      68,688
        520          General Dynamics Corp.                          47,003
        200          Goodrich Corp.                                   5,938
        850          Lockheed Martin Corp.                           43,690
        450          Rockwell Collins, Inc.                          13,514
      1,210          United Technologies Corp.                      114,671
                                                               ------------
                                                                    293,504
                                                               ------------
                     AGRICULTURE: 0.1%
      3,870          Altria Group, Inc.                             210,605
        710          Monsanto Co.                                    20,434
        160          RJ Reynolds Tobacco Holdings, Inc.               9,304
                                                               ------------
                                                                    240,343
                                                               ------------
                     AIRLINES: 0.0%
        600          Southwest Airlines Co.                           9,684
                                                               ------------
                                                                      9,684
                                                               ------------
                     APPAREL: 0.0%
        260          Jones Apparel Group, Inc.                        9,160
        210          Liz Claiborne, Inc.                              7,447
        860          Nike, Inc.                                      58,875
        100          Reebok Intl. Ltd.                                3,932
                                                               ------------
                                                                     79,414
                                                               ------------
                     AUTO MANUFACTURERS: 0.1%
      5,880          Ford Motor Co.                                  94,080
      1,450          General Motors Corp.                            77,430
        365          Paccar, Inc.                                    31,069
                                                               ------------
                                                                    202,579
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
      1,660          Delphi Corp.                                    16,949
        170          Johnson Controls, Inc.                          19,740
                                                               ------------
                                                                     36,689
                                                               ------------
                     BANKS: 1.0%
        640          Amsouth Bancorp                                 15,680
      3,820          Bank of America Corp.                          307,243
      1,460          Bank of New York Co., Inc.                      48,355
      2,170          Bank One Corp.                                  98,930
      1,050          BB&T Corp.                                      40,572
        443          Charter One Financial, Inc.                     15,306
        140          Comerica, Inc.                                   7,848
        190          First Tennessee National Corp.                   8,379
      2,030          FleetBoston Financial Corp.                     88,610
        410          Huntington Bancshares, Inc.                      9,225
        800          Keycorp                                         23,456
        440          Marshall & Ilsley Corp.                         16,830
        840          Mellon Financial Corp.                          26,972
      1,200          National City Corp.                             40,728
        280          North Fork Bancorporation, Inc.                 11,332
        420          Northern Trust Corp.                            19,496
        550          PNC Financial Services Group, Inc.              30,102
        440          Regions Financial Corp.                         16,368
        850          SouthTrust Corp.                                27,821
        630          State Street Corp.                              32,810
        540          SunTrust Banks, Inc.                            38,610
        240          Synovus Financial Corp.                          6,941
        380          Union Planters Corp.                            11,966
      3,630          US Bancorp                                     108,101
      4,230          Wachovia Corp.                                 197,076
      3,180          Wells Fargo & Co.                              187,270
        230          Zions Bancorporation                            14,106
                                                               ------------
                                                                  1,450,133
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.3%
      1,590          Anheuser-Busch Cos., Inc.                 $     83,761
         80          Brown-Forman Corp.                               7,476
      4,710          Coca-Cola Co.                                  239,033
        860          Coca-Cola Enterprises, Inc.                     18,808
        540          Pepsi Bottling Group, Inc.                      13,057
      3,300          PepsiCo, Inc.                                  153,846
                                                               ------------
                                                                    515,981
                                                               ------------
                     BIOTECHNOLOGY: 0.1%
      2,524    @     Amgen, Inc.                                    155,984
        240    @     Biogen IDEC, Inc.                                8,827
        330    @     Chiron Corp.                                    18,807
        410    @     Genzyme Corp.                                   20,229
        190    @     Medimmune, Inc.                                  4,826
                                                               ------------
                                                                    208,673
                                                               ------------
                     BUILDING MATERIALS: 0.0%
        140    @     American Standard Cos., Inc.                    14,098
        850          Masco Corp.                                     23,298
        280          Vulcan Materials Co.                            13,320
                                                               ------------
                                                                     50,716
                                                               ------------
                     CHEMICALS: 0.1%
        490          Air Products & Chemicals, Inc.                  25,887
        140          Ashland, Inc.                                    6,168
      1,910          Dow Chemical Co.                                79,398
        480          Ecolab, Inc.                                    13,138
        420          Engelhard Corp.                                 12,579
        110          International Flavors & Fragrances, Inc.         3,841
        480          PPG Industries, Inc.                            30,730
        680          Praxair, Inc.                                   25,976
        470          Rohm & Haas Co.                                 20,074
        200          Sherwin-Williams Co.                             6,948
        100          Sigma-Aldrich Corp.                              5,718
                                                               ------------
                                                                    230,457
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
        330    @     Apollo Group, Inc.                              22,440
      3,380    @     Cendant Corp.                                   75,273
        380    @     Concord EFS, Inc.                                5,639
        240    @     Convergys Corp.                                  4,190
         30          Deluxe Corp.                                     1,240
        460          Equifax, Inc.                                   11,270
        470          H&R Block, Inc.                                 26,024
        230          McKesson Corp.                                   7,397
        300          Moody's Corp.                                   18,165
        900          Paychex, Inc.                                   33,480
        210    @     Robert Half Intl., Inc.                          4,901
        180          RR Donnelley & Sons Co.                          5,427
                                                               ------------
                                                                    215,446
                                                               ------------
                     COMPUTERS: 0.5%
      1,140    @     Apple Computer, Inc.                            24,362
        360    @     Computer Sciences Corp.                         15,923
      6,600    @     Dell, Inc.                                     224,136
        920          Electronic Data Systems Corp.                   22,577
      6,740    @     EMC Corp.                                       87,081
        680    @     Gateway, Inc.                                    3,128
      5,809          Hewlett-Packard Co.                            133,433
      3,230          International Business Machines Corp.          299,356
        400    @     Lexmark Intl., Inc.                             31,456
      1,110    @     Network Appliance, Inc.                         22,788
      6,280    @     Sun Microsystems, Inc.                          28,197
        230    @     Sungard Data Systems, Inc.                       6,373
        460    @     Unisys Corp.                                     6,831
                                                               ------------
                                                                    905,641
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.3%
         90          Alberto-Culver Co.                               5,677
        450          Avon Products, Inc.                             30,371
      1,010          Colgate-Palmolive Co.                           50,551
      3,340          Gillette Co.                                   122,678

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES P

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      1,300          Kimberly-Clark Corp.                      $     76,817
      2,460          Procter & Gamble Co.                           245,704
                                                               ------------
                                                                    531,798
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        180          WW Grainger, Inc.                                8,530
                                                               ------------
                                                                      8,530
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.2%
      2,460          American Express Co.                           118,646
        320          Bear Stearns Cos., Inc.                         25,584
        750          Capital One Financial Corp.                     45,968
      2,540          Charles Schwab Corp.                            30,074
      9,830          Citigroup, Inc.                                477,147
        587          Countrywide Financial Corp.                     44,499
      1,870          Fannie Mae                                     140,362
        350          Federated Investors, Inc.                       10,276
        490          Franklin Resources, Inc.                        25,509
      1,320          Freddie Mac                                     76,982
        900          Goldman Sachs Group, Inc.                       88,857
      6,570          JP Morgan Chase & Co.                          241,315
        700          Lehman Brothers Holdings, Inc.                  54,054
      2,405          MBNA Corp.                                      59,764
      2,990          Merrill Lynch & Co., Inc.                      175,364
      2,740          Morgan Stanley                                 158,564
        430    @     Providian Financial Corp.                        5,005
        850          SLM Corp.                                       32,028
        160          T Rowe Price Group, Inc.                         7,586
                                                               ------------
                                                                  1,817,584
                                                               ------------
                     ELECTRIC: 0.3%
      1,280    @     AES Corp.                                       12,083
        300          Ameren Corp.                                    13,800
        780          American Electric Power Co., Inc.               23,798
        520          Centerpoint Energy, Inc.                         5,039
        360          Cinergy Corp.                                   13,972
        180          Consolidated Edison, Inc.                        7,742
        440          Constellation Energy Group, Inc.                17,230
        240          Dominion Resources, Inc.                        15,319
        750          Duke Energy Corp.                               15,338
      1,170          Edison Intl.                                    25,658
        430          Entergy Corp.                                   24,566
        640          Exelon Corp.                                    42,470
        640          FirstEnergy Corp.                               22,528
        370          FPL Group, Inc.                                 24,205
        640          NiSource, Inc.                                  14,042
        810    @     PG&E Corp.                                      22,494
        200          Pinnacle West Capital Corp.                      8,004
        320          PPL Corp.                                       14,000
        460          Progress Energy, Inc.                           20,820
        430          Public Service Enterprise Group, Inc.           18,834
      1,470          Southern Co.                                    44,467
      1,000          TXU Corp.                                       23,720
        730          Xcel Energy, Inc.                               12,395
                                                               ------------
                                                                    442,524
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.0%
        350          American Power Conversion                        8,558
        800          Emerson Electric Co.                            51,800
        390          Molex, Inc.                                     13,607
                                                               ------------
                                                                     73,965
                                                               ------------
                     ELECTRONICS: 0.1%
        900    @     Agilent Technologies, Inc.                      26,316
        430          Applera Corp. -- Applied Biosystems
                      Group                                           8,905
        580    @     Jabil Circuit, Inc.                             16,414
        220          Parker Hannifin Corp.                           13,090
        380          PerkinElmer, Inc.                                6,487
      1,730    @     Sanmina-SCI Corp.                               21,815
      1,540    @     Solectron Corp.                                  9,101
        340          Symbol Technologies, Inc.                        5,743

  Shares                                                          Value
---------------------------------------------------------------------------
        130          Tektronix, Inc.                           $      4,108
        540    @     Thermo Electron Corp.                           13,608
                                                               ------------
                                                                    125,587
                                                               ------------
                     ENTERTAINMENT: 0.0%
        680          International Game Technology                   24,276
                                                               ------------
                                                                     24,276
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        360    @     Allied Waste Industries, Inc.                    4,997
      1,080          Waste Management, Inc.                          31,968
                                                               ------------
                                                                     36,965
                                                               ------------
                     FOOD: 0.2%
      1,270          Archer-Daniels-Midland Co.                      19,329
        770          Campbell Soup Co.                               20,636
      1,340          Conagra Foods, Inc.                             35,363
        710          General Mills, Inc.                             32,163
         90          Hershey Foods Corp.                              6,929
        680          HJ Heinz Co.                                    24,772
        760          Kellogg Co.                                     28,941
      1,470    @     Kroger Co.                                      27,210
        160          McCormick & Co., Inc.                            4,816
        340    @     Safeway, Inc.                                    7,449
      1,450          Sara Lee Corp.                                  31,480
        290          Supervalu, Inc.                                  8,291
      1,220          Sysco Corp.                                     45,420
        140          Winn-Dixie Stores, Inc.                          1,393
        450          WM Wrigley Jr Co.                               25,295
                                                               ------------
                                                                    319,487
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.1%
         90          Boise Cascade Corp.                              2,957
        520          Georgia-Pacific Corp.                           15,948
      1,030          International Paper Co.                         44,404
        400    @     Louisiana-Pacific Corp.                          7,152
        420          MeadWestvaco Corp.                              12,495
        120          Temple-Inland, Inc.                              7,520
        420          Weyerhaeuser Co.                                26,881
                                                               ------------
                                                                    117,357
                                                               ------------
                     GAS: 0.0%
        310          KeySpan Corp.                                   11,408
         40          Peoples Energy Corp.                             1,682
        590          Sempra Energy                                   17,735
                                                               ------------
                                                                     30,825
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        150          Black & Decker Corp.                             7,398
        100          Snap-On, Inc.                                    3,224
        130          Stanley Works                                    4,923
                                                               ------------
                                                                     15,545
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.4%
         70          Bausch & Lomb, Inc.                              3,633
      1,280          Baxter Intl., Inc.                              39,066
        460          Becton Dickinson & Co.                          18,924
        490          Biomet, Inc.                                    17,841
      2,100    @     Boston Scientific Corp.                         77,196
        140          CR Bard, Inc.                                   11,375
      1,000          Guidant Corp.                                   60,200
      5,600          Johnson & Johnson                              289,295
      2,320          Medtronic, Inc.                                112,775
        330    @     St. Jude Medical, Inc.                          20,246
        380          Stryker Corp.                                   32,304
        490    @     Zimmer Holdings, Inc.                           34,496
                                                               ------------
                                                                    717,351
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.1%
        280          Aetna, Inc.                                     18,922
        450    @     Anthem, Inc.                                    33,750
        480    @     Humana, Inc.                                    10,968
        200          Manor Care, Inc.                                 6,914
         80          Quest Diagnostics                                5,849

                 See Accompanying Notes to Financial Statements

ING
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SERIES P

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
      1,910          UnitedHealth Group, Inc.                  $    111,124
        480    @     WellPoint Health Networks                       46,555
                                                               ------------
                                                                    234,082
                                                               ------------
                     HOME BUILDERS: 0.0%
        120          Centex Corp.                                    12,918
        100          KB Home                                          7,252
         30          Pulte Homes, Inc.                                2,809
                                                               ------------
                                                                     22,979
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        270          Leggett & Platt, Inc.                            5,840
        220          Whirlpool Corp.                                 15,983
                                                               ------------
                                                                     21,823
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
        400          Clorox Co.                                      19,424
        370          Fortune Brands, Inc.                            26,451
                                                               ------------
                                                                     45,875
                                                               ------------
                     INSURANCE: 0.5%
        500    @@    ACE Ltd.                                        20,710
      1,030          Aflac, Inc.                                     37,265
      1,330          Allstate Corp.                                  57,217
        210          Ambac Financial Group, Inc.                     14,572
      4,970          American Intl. Group                           329,412
        240          AON Corp.                                        5,746
        360          Chubb Corp.                                     24,516
        370          Cigna Corp.                                     21,275
        210          Cincinnati Financial Corp.                       8,795
        540          Hartford Financial Services Group, Inc.         31,876
        290          Jefferson-Pilot Corp.                           14,689
        550          John Hancock Financial Services, Inc.           20,625
        340          Lincoln National Corp.                          13,726
        400          Marsh & McLennan Cos., Inc.                     19,156
        380          MBIA, Inc.                                      22,507
      1,460          Metlife, Inc.                                   49,158
        200          MGIC Investment Corp.                           11,388
        610          Principal Financial Group                       20,173
        570          Progressive Corp.                               47,646
      1,030          Prudential Financial, Inc.                      43,023
        280          Safeco Corp.                                    10,900
        480          St. Paul Cos.                                   19,032
        160          Torchmark Corp.                                  7,286
      1,958          Travelers Property Casualty Corp.               33,227
        270    @@    XL Capital Ltd.                                 20,939
                                                               ------------
                                                                    904,859
                                                               ------------
                     INTERNET: 0.1%
      1,220    @     eBay, Inc.                                      78,800
        260    @     Monster Worldwide, Inc.                          5,710
        920    @     Symantec Corp.                                  31,878
      1,230    @     Yahoo!, Inc.                                    55,559
                                                               ------------
                                                                    171,947
                                                               ------------
                     IRON/STEEL: 0.0%
        160          Nucor Corp.                                      8,960
                                                               ------------
                                                                      8,960
                                                               ------------
                     LEISURE TIME: 0.0%
         90          Brunswick Corp.                                  2,865
        470          Carnival Corp.                                  18,673
        580          Harley-Davidson, Inc.                           27,567
                                                               ------------
                                                                     49,105
                                                               ------------
                     LODGING: 0.0%
        210          Harrah's Entertainment, Inc.                    10,452
        720          Hilton Hotels Corp.                             12,334
        180          Marriott Intl., Inc.                             8,316
        380          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           13,668
                                                               ------------
                                                                     44,770
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.0%
        650          Caterpillar, Inc.                         $     53,963
                                                               ------------
                                                                     53,963
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
        760          Deere & Co.                                     49,438
        390          Dover Corp.                                     15,503
        580          Rockwell Automation, Inc.                       20,648
                                                               ------------
                                                                     85,589
                                                               ------------
                     MEDIA: 0.4%
      4,270    @     Comcast Corp.                                  140,355
        100          Dow Jones & Co., Inc.                            4,985
        500          Gannett Co., Inc.                               44,580
        160          Knight-Ridder, Inc.                             12,379
        490          McGraw-Hill Cos., Inc.                          34,261
        130          Meredith Corp.                                   6,345
        270          New York Times Co.                              12,903
      8,810    @     Time Warner, Inc.                              158,492
        590          Tribune Co.                                     30,444
      3,330          Viacom, Inc.                                   147,785
      3,920          Walt Disney Co.                                 91,454
                                                               ------------
                                                                    683,983
                                                               ------------
                     MINING: 0.1%
      1,650          Alcoa, Inc.                                     62,700
        420          Freeport-McMoRan Copper & Gold, Inc.            17,695
        770          Newmont Mining Corp.                            37,430
        170    @     Phelps Dodge Corp.                              12,935
                                                               ------------
                                                                    130,760
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 0.8%
      2,500          3M Co.                                         212,574
        130          Cooper Industries Ltd.                           7,531
         90          Crane Co.                                        2,767
        390          Danaher Corp.                                   35,783
        540          Eastman Kodak Co.                               13,862
        110          Eaton Corp.                                     11,878
     19,140          General Electric Co.                           592,956
      1,620          Honeywell Intl., Inc.                           54,157
        580          Illinois Tool Works, Inc.                       48,668
        330    @@    Ingersoll-Rand Co.                              22,400
        250          ITT Industries, Inc.                            18,553
        160          Pall Corp.                                       4,293
        240          Textron, Inc.                                   13,694
      3,750    @@    Tyco Intl. Ltd.                                 99,375
                                                               ------------
                                                                  1,138,491
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
        430          Pitney Bowes, Inc.                              17,467
      1,470    @     Xerox Corp.                                     20,286
                                                               ------------
                                                                     37,753
                                                               ------------
                     OIL AND GAS: 0.7%
        200          Amerada Hess Corp.                              10,634
        470          Anadarko Petroleum Corp.                        23,975
        127          Apache Corp.                                    10,300
        390          Burlington Resources, Inc.                      21,598
      2,750          ChevronTexaco Corp.                            237,573
      1,741          ConocoPhillips                                 114,157
        750          Devon Energy Corp.                              42,945
        160          EOG Resources, Inc.                              7,387
     12,690          Exxon Mobil Corp.                              520,289
        120          Kerr-McGee Corp.                                 5,579
        810          Marathon Oil Corp.                              26,803
        270  @, @@   Nabors Industries Ltd.                          11,205
        260    @     Noble Corp.                                      9,303
      1,200          Occidental Petroleum Corp.                      50,688
        250          Sunoco, Inc.                                    12,788
        240    @     Transocean, Inc.                                 5,762
        490          Unocal Corp.                                    18,047
                                                               ------------
                                                                  1,129,033
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES P

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
        300    @     BJ Services Co.                           $     10,770
        340          Halliburton Co.                                  8,840
                                                               ------------
                                                                     19,610
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
        110          Ball Corp.                                       6,553
        110          Bemis Co.                                        5,500
        300    @     Pactiv Corp.                                     7,170
        280    @     Sealed Air Corp.                                15,159
                                                               ------------
                                                                     34,382
                                                               ------------
                     PHARMACEUTICALS: 0.8%
      3,090          Abbott Laboratories                            143,994
        260          Allergan, Inc.                                  19,971
      1,550          Bristol-Myers Squibb Co.                        44,330
      2,190          Eli Lilly & Co.                                154,023
        140    @     Express Scripts, Inc.                            9,300
        290    @     Forest Laboratories, Inc.                       17,922
        620    @     King Pharmaceuticals, Inc.                       9,461
        697    @     Medco Health Solutions, Inc.                    23,691
      4,360          Merck & Co., Inc.                              201,432
     14,762          Pfizer, Inc.                                   521,541
        130    @     Watson Pharmaceuticals, Inc.                     5,980
      2,510          Wyeth                                          106,550
                                                               ------------
                                                                  1,258,195
                                                               ------------
                     PIPELINES: 0.0%
        230          Kinder Morgan, Inc.                             13,593
      1,340          Williams Cos., Inc.                             13,159
                                                               ------------
                                                                     26,752
                                                               ------------
                     REAL ESTATE: 0.0%
        770          Equity Office Properties Trust                  22,060
        500          Equity Residential                              14,755
        370          Simon Property Group, Inc.                      17,146
                                                               ------------
                                                                     53,961
                                                               ------------
                     RETAIL: 1.0%
        780    @     Autonation, Inc.                                14,329
        740    @     Bed Bath & Beyond, Inc.                         32,079
      1,060          Best Buy Co., Inc.                              55,374
        280    @     Big Lots, Inc.                                   3,979
      1,200    @     Costco Wholesale Corp.                          44,616
        740          CVS Corp.                                       26,729
        350          Darden Restaurants, Inc.                         7,364
      1,040          Dollar General Corp.                            21,830
        460          Family Dollar Stores                            16,505
        510          Federated Department Stores                     24,036
      2,890          Gap, Inc.                                       67,077
      7,360          Home Depot, Inc.                               261,205
        200          JC Penney Co., Inc.                              5,256
      1,330          Limited Brands                                  23,980
      1,490          Lowe's Cos., Inc.                               82,531
        600          May Department Stores Co.                       17,442
      4,080          McDonald's Corp.                               101,306
        280          Nordstrom, Inc.                                  9,604
      1,020    @     Office Depot, Inc.                              17,044
        520          RadioShack Corp.                                15,954
        540          Sears Roebuck And Co.                           24,565
      1,520    @     Staples, Inc.                                   41,496
      1,310    @     Starbucks Corp.                                 43,309
        280          Tiffany & Co.                                   12,656
        390          TJX Cos., Inc.                                   8,600
        280    @     Toys R US, Inc.                                  3,539
      8,330          Wal-Mart Stores, Inc.                          441,906
      2,600          Walgreen Co.                                    94,588
        330          Wendy's Intl., Inc.                             12,949
        750    @     Yum! Brands, Inc.                               25,800
                                                               ------------
                                                                  1,557,648
                                                               ------------
                     SAVINGS AND LOANS: 0.1%
        280          Golden West Financial Corp.                     28,893
      1,800          Washington Mutual, Inc.                         72,216
                                                               ------------
                                                                    101,109
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 0.6%
      1,260    @     Altera Corp.                              $     28,602
        680    @     Analog Devices, Inc.                            31,042
      4,280    @     Applied Materials, Inc.                         96,086
      1,090    @     Applied Micro Circuits Corp.                     6,518
        230    @     Broadcom Corp.                                   7,841
     16,650          Intel Corp.                                    536,129
        600          Linear Technology Corp.                         25,242
        510    @     LSI Logic Corp.                                  4,524
      1,000          Maxim Integrated Products                       49,800
        380    @     National Semiconductor Corp.                    14,976
        430    @     Novellus Systems, Inc.                          18,082
        360    @     Nvidia Corp.                                     8,370
        180    @     Qlogic Corp.                                     9,288
        380    @     Teradyne, Inc.                                   9,671
      3,220          Texas Instruments, Inc.                         94,604
        610    @     Xilinx, Inc.                                    23,631
                                                               ------------
                                                                    964,406
                                                               ------------
                     SOFTWARE: 0.6%
        750          Adobe Systems, Inc.                             29,475
        190          Autodesk, Inc.                                   4,670
      1,150          Automatic Data Processing                       45,552
        390    @     BMC Software, Inc.                               7,274
        540    @     Citrix Systems, Inc.                            11,453
      1,030          Computer Associates Intl., Inc.                 28,160
        700    @     Compuware Corp.                                  4,228
        560    @     Electronic Arts, Inc.                           26,757
      1,410          First Data Corp.                                57,937
        370    @     Fiserv, Inc.                                    14,619
        800          IMS Health, Inc.                                19,888
        390    @     Intuit, Inc.                                    20,635
        170    @     Mercury Interactive Corp.                        8,269
     20,530          Microsoft Corp.                                565,395
        780    @     Novell, Inc.                                     8,206
      9,710    @     Oracle Corp.                                   128,172
        670    @     Peoplesoft, Inc.                                15,276
      1,250    @     Siebel Systems, Inc.                            17,338
      1,390    @     Veritas Software Corp.                          51,652
                                                               ------------
                                                                  1,064,956
                                                               ------------
                     TELECOMMUNICATIONS: 0.8%
        590          Alltel Corp.                                    27,482
      1,556          AT&T Corp.                                      31,587
      2,070    @     AT&T Wireless Services, Inc.                    16,539
      1,520    @     Avaya, Inc.                                     19,669
      4,710          Bellsouth Corp.                                133,293
        260          CenturyTel, Inc.                                 8,481
        800    @     Ciena Corp.                                      5,312
     13,360    @     Cisco Systems, Inc.                            324,513
        410    @     Comverse Technology, Inc.                        7,212
      2,520    @     Corning, Inc.                                   26,284
      4,240          Motorola, Inc.                                  59,657
      3,410    @     Nextel Communications, Inc.                     95,685
      1,460          Qualcomm, Inc.                                  78,738
      6,370          SBC Communications, Inc.                       166,066
        490          Scientific-Atlanta, Inc.                        13,377
      1,730          Sprint Corp.-FON Group                          28,407
        460    @     Tellabs, Inc.                                    3,878
      5,160          Verizon Communications, Inc.                   181,013
                                                               ------------
                                                                  1,227,193
                                                               ------------
                     TEXTILES: 0.0%
        140          Cintas Corp.                                     7,018
                                                               ------------
                                                                      7,018
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES P

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TOYS/GAMES/HOBBIES: 0.0%
        500          Hasbro, Inc.                              $     10,640
      1,360          Mattel, Inc.                                    26,207
                                                               ------------
                                                                     36,847
                                                               ------------
                     TRANSPORTATION: 0.2%
        680          Burlington Northern Santa Fe Corp.              21,998
        560          FedEx Corp.                                     37,800
        780          Norfolk Southern Corp.                          18,447
        140          Ryder System, Inc.                               4,781
        180          Union Pacific Corp.                             12,506
      2,160          United Parcel Service, Inc.                    161,028
                                                               ------------
                                                                    256,560
                                                               ------------
                     Total Common Stock
                      (Cost $18,170,767)                         20,129,652
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 63.5%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 10.9%
$20,000,000          2.770%, due 01/26/07                        18,409,480
                                                               ------------
                                                                 18,409,480
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 52.6%
  6,250,000          2.800%, due 01/15/07                         5,752,294
 90,000,000          2.880%, due 12/15/06                        82,831,769
                                                               ------------
                                                                 88,584,063
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $101,432,019)                       106,993,543
                                                               ------------
U.S. TREASURY OBLIGATION: 0.4%
                     U.S. TREASURY STRIP: 0.4%
    587,000          2.470%, due 02/15/07                           543,857
                                                               ------------
                     Total U.S. Treasury Obligation
                      (Cost $545,210)                               543,857
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 23.2%
                     SOVEREIGN: 23.2%
$13,420,000          FICO Strip, 2.580%, due 09/07/06          $ 12,539,528
  6,210,000          FICO Strip, 2.750%, due 12/06/06             5,740,952
  2,894,000          FICO Strip, 2.800%, due 12/27/06             2,667,461
  1,113,000          Israel Trust, 2.820%, due 11/15/06           1,028,441
  5,800,000          Israel Trust, 2.820%, due 11/15/06           5,359,351
 12,673,000          Turkey Trust, 2.820%, due 11/15/06          11,710,181
                                                               ------------
                     Total Other Bonds (Cost $37,882,220)        39,045,914
                                                               ------------
                     Total Long-Term Investments
                      (Cost $158,030,216)                       166,712,966
                                                               ------------
REPURCHASE AGREEMENT: 1.0%
                     REPURCHASE AGREEMENT: 1.0%
  1,690,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $1,690,093 to be received upon
                      repurchase (Collateralized by various
                      U.S. Government Agency Obligations,
                      3.500%-7.315%, Market Value $1,724,003,
                      due 02/23/05-11/03/17)                      1,690,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $1,690,000)                           1,690,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $159,720,216)*                     100.1% $168,402,966
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (162,470)
                                                       ------  ------------
              NET ASSETS                                100.0% $168,240,496
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $160,052,706. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $8,558,741
      Gross Unrealized Depreciation                                 (208,481)
                                                                  ----------
      Net Unrealized Appreciation                                 $8,350,260
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES Q

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 16.2%
                    ADVERTISING: 0.0%
      1,300    @    Interpublic Group of Cos., Inc.            $     20,280
        600         Omnicom Group                                    52,398
                                                               ------------
                                                                     72,678
                                                               ------------
                    AEROSPACE/DEFENSE: 0.2%
      2,300         Boeing Co.                                       96,922
        750         General Dynamics Corp.                           67,793
        400         Goodrich Corp.                                   11,876
      1,230         Lockheed Martin Corp.                            63,222
        670         Rockwell Collins, Inc.                           20,120
      1,780         United Technologies Corp.                       168,690
                                                               ------------
                                                                    428,623
                                                               ------------
                    AGRICULTURE: 0.2%
      5,470         Altria Group, Inc.                              297,677
      1,200         Monsanto Co.                                     34,536
        250         RJ Reynolds Tobacco Holdings, Inc.               14,538
                                                               ------------
                                                                    346,751
                                                               ------------
                    AIRLINES: 0.0%
        900         Southwest Airlines Co.                           14,526
                                                               ------------
                                                                     14,526
                                                               ------------
                    APPAREL: 0.1%
        540         Jones Apparel Group, Inc.                        19,024
        480         Liz Claiborne, Inc.                              17,021
      1,260         Nike, Inc.                                       86,259
        230         Reebok Intl. Ltd.                                 9,044
                                                               ------------
                                                                    131,348
                                                               ------------
                    AUTO MANUFACTURERS: 0.2%
      8,420         Ford Motor Co.                                  134,720
      2,100         General Motors Corp.                            112,140
        530         Paccar, Inc.                                     45,114
                                                               ------------
                                                                    291,974
                                                               ------------
                    AUTO PARTS & EQUIPMENT: 0.0%
        100         Dana Corp.                                        1,835
      2,350         Delphi Corp.                                     23,994
        290         Johnson Controls, Inc.                           33,674
                                                               ------------
                                                                     59,503
                                                               ------------
                    BANKS: 1.3%
      1,000         Amsouth Bancorp                                  24,500
      5,510         Bank of America Corp.                           443,168
      2,100         Bank of New York Co., Inc.                       69,552
      3,160         Bank One Corp.                                  144,064
      1,510         BB&T Corp.                                       58,346
        681         Charter One Financial, Inc.                      23,529
        200         Comerica, Inc.                                   11,212
        380         First Tennessee National Corp.                   16,758
      2,990         FleetBoston Financial Corp.                     130,514
        800         Huntington Bancshares, Inc.                      18,000
      1,240         Keycorp                                          36,357
        670         Marshall & Ilsley Corp.                          25,628
      1,100         Mellon Financial Corp.                           35,321
      1,720         National City Corp.                              58,377
        400         North Fork Bancorporation, Inc.                  16,188
        600         Northern Trust Corp.                             27,852
        750         PNC Financial Services Group, Inc.               41,048
        570         Regions Financial Corp.                          21,204
      1,260         SouthTrust Corp.                                 41,240
        930         State Street Corp.                               48,434
        760         SunTrust Banks, Inc.                             54,340
        350         Synovus Financial Corp.                          10,122
        770         Union Planters Corp.                             24,247
      5,370         US Bancorp                                      159,919
      6,100         Wachovia Corp.                                  284,198
      4,600         Wells Fargo & Co.                               270,894
        300         Zions Bancorporation                             18,399
                                                               ------------
                                                                  2,113,411
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    BEVERAGES: 0.4%
      2,310         Anheuser-Busch Cos., Inc.                  $    121,691
        150         Brown-Forman Corp.                               14,018
      6,840         Coca-Cola Co.                                   347,129
      1,250         Coca-Cola Enterprises, Inc.                      27,338
        980         Pepsi Bottling Group, Inc.                       23,696
      4,800         PepsiCo, Inc.                                   223,776
                                                               ------------
                                                                    757,648
                                                               ------------
                    BIOTECHNOLOGY: 0.2%
      3,556    @    Amgen, Inc.                                     219,761
        350    @    Biogen IDEC, Inc.                                12,873
        500    @    Chiron Corp.                                     28,495
        550    @    Genzyme Corp.                                    27,137
        250    @    Medimmune, Inc.                                   6,350
                                                               ------------
                                                                    294,616
                                                               ------------
                    BUILDING MATERIALS: 0.0%
        190    @    American Standard Cos., Inc.                     19,133
      1,250         Masco Corp.                                      34,262
        250         Vulcan Materials Co.                             11,893
                                                               ------------
                                                                     65,288
                                                               ------------
                    CHEMICALS: 0.2%
        640         Air Products & Chemicals, Inc.                   33,811
      2,700         Dow Chemical Co.                                112,239
        680         Ecolab, Inc.                                     18,612
        400         Engelhard Corp.                                  11,980
        300         International Flavors & Fragrances, Inc.         10,476
        700         PPG Industries, Inc.                             44,814
        880         Praxair, Inc.                                    33,616
        570         Rohm & Haas Co.                                  24,345
        400         Sherwin-Williams Co.                             13,896
        250         Sigma-Aldrich Corp.                              14,295
                                                               ------------
                                                                    318,084
                                                               ------------
                    COMMERCIAL SERVICES: 0.2%
        470    @    Apollo Group, Inc.                               31,960
      4,800    @    Cendant Corp.                                   106,895
        550    @    Concord EFS, Inc.                                 8,162
        500    @    Convergys Corp.                                   8,730
        140         Deluxe Corp.                                      5,786
        410         Equifax, Inc.                                    10,045
        700         H&R Block, Inc.                                  38,759
        310         McKesson Corp.                                    9,970
        400         Moody's Corp.                                    24,220
      1,300         Paychex, Inc.                                    48,360
        700    @    Robert Half Intl., Inc.                          16,338
        350         RR Donnelley & Sons Co.                          10,553
                                                               ------------
                                                                    319,778
                                                               ------------
                    COMPUTERS: 0.7%
      1,600    @    Apple Computer, Inc.                             34,192
        510    @    Computer Sciences Corp.                          22,557
      9,570    @    Dell, Inc.                                      324,997
      1,300         Electronic Data Systems Corp.                    31,902
     10,450    @    EMC Corp.                                       135,014
      1,000    @    Gateway, Inc.                                     4,600
      8,387         Hewlett-Packard Co.                             192,649
      4,760         International Business Machines Corp.           441,157
        600    @    Lexmark Intl., Inc.                              47,184
        250    @    NCR Corp.                                         9,700
      1,550    @    Network Appliance, Inc.                          31,822
      9,150    @    Sun Microsystems, Inc.                           41,084
        300    @    Sungard Data Systems, Inc.                        8,313
      1,000    @    Unisys Corp.                                     14,850
                                                               ------------
                                                                  1,340,021
                                                               ------------
                    COSMETICS/PERSONAL CARE: 0.4%
        200         Alberto-Culver Co.                               12,616
        650         Avon Products, Inc.                              43,869
      1,400         Colgate-Palmolive Co.                            70,070
      4,880         Gillette Co.                                    179,242

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES Q

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    COSMETICS/PERSONAL CARE (CONTINUED)
      1,890         Kimberly-Clark Corp.                       $    111,680
      3,550         Procter & Gamble Co.                            354,574
                                                               ------------
                                                                    772,051
                                                               ------------
                    DISTRIBUTION/WHOLESALE: 0.0%
        250         WW Grainger, Inc.                                11,848
                                                               ------------
                                                                     11,848
                                                               ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.6%
      3,610         American Express Co.                            174,110
        480         Bear Stearns Cos., Inc.                          38,376
      1,110         Capital One Financial Corp.                      68,032
      3,670         Charles Schwab Corp.                             43,453
     14,280         Citigroup, Inc.                                 693,150
        827         Countrywide Financial Corp.                      62,703
      2,630         Fannie Mae                                      197,408
        300         Federated Investors, Inc.                         8,808
        650         Franklin Resources, Inc.                         33,839
      1,850         Freddie Mac                                     107,892
      1,300         Goldman Sachs Group, Inc.                       128,349
      9,610         JP Morgan Chase & Co.                           352,974
      1,020         Lehman Brothers Holdings, Inc.                   78,764
      3,485         MBNA Corp.                                       86,602
      4,330         Merrill Lynch & Co., Inc.                       253,955
      4,050         Morgan Stanley                                  234,374
      1,170    @    Providian Financial Corp.                        13,619
      1,110         SLM Corp.                                        41,825
        350         T Rowe Price Group, Inc.                         16,594
                                                               ------------
                                                                  2,634,827
                                                               ------------
                    ELECTRIC: 0.4%
      1,750    @    AES Corp.                                        16,520
        450         Ameren Corp.                                     20,700
        970         American Electric Power Co., Inc.                29,595
        850         Centerpoint Energy, Inc.                          8,237
        440         Cinergy Corp.                                    17,076
        260         Consolidated Edison, Inc.                        11,183
        500         Constellation Energy Group, Inc.                 19,580
        340         Dominion Resources, Inc.                         21,702
      1,050         Duke Energy Corp.                                21,473
      1,650         Edison Intl.                                     36,184
        570         Entergy Corp.                                    32,564
        900         Exelon Corp.                                     59,723
        950         FirstEnergy Corp.                                33,440
        550         FPL Group, Inc.                                  35,981
        940         NiSource, Inc.                                   20,624
      1,170    @    PG&E Corp.                                       32,491
        250         Pinnacle West Capital Corp.                      10,005
        450         PPL Corp.                                        19,688
        670         Progress Energy, Inc.                            30,324
        650         Public Service Enterprise Group, Inc.            28,470
      2,130         Southern Co.                                     64,432
      1,450         TXU Corp.                                        34,394
      1,550         Xcel Energy, Inc.                                26,319
                                                               ------------
                                                                    630,705
                                                               ------------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
        730         American Power Conversion                        17,849
      1,180         Emerson Electric Co.                             76,405
        590         Molex, Inc.                                      20,585
                                                               ------------
                                                                    114,839
                                                               ------------
                    ELECTRONICS: 0.1%
      1,250    @    Agilent Technologies, Inc.                       36,549
        640         Applera Corp. -- Applied Biosystems Group        13,254
        460    @    Jabil Circuit, Inc.                              13,018
        300         Parker Hannifin Corp.                            17,850
        550         PerkinElmer, Inc.                                 9,389
      1,950    @    Sanmina-SCI Corp.                                24,590
      2,200    @    Solectron Corp.                                  13,002
        700         Symbol Technologies, Inc.                        11,823

  Shares                                                          Value
---------------------------------------------------------------------------
        300         Tektronix, Inc.                            $      9,480
        500    @    Thermo Electron Corp.                            12,600
                                                               ------------
                                                                    161,555
                                                               ------------
                    ENTERTAINMENT: 0.0%
      1,000         International Game Technology                    35,700
                                                               ------------
                                                                     35,700
                                                               ------------
                    ENVIRONMENTAL CONTROL: 0.0%
        800    @    Allied Waste Industries, Inc.                    11,104
      1,770         Waste Management, Inc.                           52,392
                                                               ------------
                                                                     63,496
                                                               ------------
                    FOOD: 0.2%
      1,630         Archer-Daniels-Midland Co.                       24,809
      1,080         Campbell Soup Co.                                28,944
      1,950         Conagra Foods, Inc.                              51,460
      1,000         General Mills, Inc.                              45,299
        130         Hershey Foods Corp.                              10,009
        950         HJ Heinz Co.                                     34,609
      1,020         Kellogg Co.                                      38,842
      2,050    @    Kroger Co.                                       37,946
        350         McCormick & Co., Inc.                            10,535
        500    @    Safeway, Inc.                                    10,955
      2,080         Sara Lee Corp.                                   45,156
        550         Supervalu, Inc.                                  15,725
      1,650         Sysco Corp.                                      61,429
        320         Winn-Dixie Stores, Inc.                           3,184
        550         WM Wrigley Jr. Co.                               30,916
                                                               ------------
                                                                    449,818
                                                               ------------
                    FOREST PRODUCTS & PAPER: 0.1%
        100         Boise Cascade Corp.                               3,286
        750         Georgia-Pacific Corp.                            23,003
      1,370         International Paper Co.                          59,060
        550    @    Louisiana-Pacific Corp.                           9,834
        600         MeadWestvaco Corp.                               17,850
        150         Temple-Inland, Inc.                               9,401
        600         Weyerhaeuser Co.                                 38,400
                                                               ------------
                                                                    160,834
                                                               ------------
                    GAS: 0.0%
        430         KeySpan Corp.                                    15,824
        100         Peoples Energy Corp.                              4,204
        830         Sempra Energy                                    24,950
                                                               ------------
                                                                     44,978
                                                               ------------
                    HAND/MACHINE TOOLS: 0.0%
        330         Black & Decker Corp.                             16,276
        300         Snap-On, Inc.                                     9,672
        230         Stanley Works                                     8,710
                                                               ------------
                                                                     34,658
                                                               ------------
                    HEALTHCARE -- PRODUCTS: 0.6%
        200         Bausch & Lomb, Inc.                              10,380
      1,850         Baxter Intl., Inc.                               56,462
        750         Becton Dickinson & Co.                           30,855
        750         Biomet, Inc.                                     27,308
      3,030    @    Boston Scientific Corp.                         111,383
        150         CR Bard, Inc.                                    12,188
      1,470         Guidant Corp.                                    88,494
      8,150         Johnson & Johnson                               421,028
      3,350         Medtronic, Inc.                                 162,843
        480    @    St. Jude Medical, Inc.                           29,448
        500         Stryker Corp.                                    42,505
        700    @    Zimmer Holdings, Inc.                            49,280
                                                               ------------
                                                                  1,042,174
                                                               ------------
                    HEALTHCARE -- SERVICES: 0.2%
        550         Aetna, Inc.                                      37,169
        660    @    Anthem, Inc.                                     49,500
        700    @    Humana, Inc.                                     15,995
        300         Manor Care, Inc.                                 10,371

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES Q

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    HEALTHCARE -- SERVICES (CONTINUED)
      2,760         UnitedHealth Group, Inc.                   $    160,576
        750    @    WellPoint Health Networks                        72,743
                                                               ------------
                                                                    346,354
                                                               ------------
                    HOME BUILDERS: 0.0%
        170         Centex Corp.                                     18,301
        220         KB Home                                          15,954
         50         Pulte Homes, Inc.                                 4,681
                                                               ------------
                                                                     38,936
                                                               ------------
                    HOME FURNISHINGS: 0.0%
        830         Leggett & Platt, Inc.                            17,953
        350         Whirlpool Corp.                                  25,427
                                                               ------------
                                                                     43,380
                                                               ------------
                    HOUSEHOLD PRODUCTS/WARES: 0.0%
        790         Clorox Co.                                       38,363
        460         Fortune Brands, Inc.                             32,885
                                                               ------------
                                                                     71,248
                                                               ------------
                    INSURANCE: 0.7%
        980   @@    ACE Ltd.                                         40,592
      1,460         Aflac, Inc.                                      52,823
      1,850         Allstate Corp.                                   79,586
        280         Ambac Financial Group, Inc.                      19,429
      7,200         American Intl. Group                            477,215
        350         AON Corp.                                         8,379
        660         Chubb Corp.                                      44,946
        680         Cigna Corp.                                      39,100
        450         Cincinnati Financial Corp.                       18,846
        750         Hartford Financial Services Group, Inc.          44,273
        420         Jefferson-Pilot Corp.                            21,273
        820         John Hancock Financial Services, Inc.            30,750
        450         Lincoln National Corp.                           18,167
        600         Marsh & McLennan Cos., Inc.                      28,734
        370         MBIA, Inc.                                       21,915
      2,100         Metlife, Inc.                                    70,707
        300         MGIC Investment Corp.                            17,082
        910         Principal Financial Group                        30,094
        800         Progressive Corp.                                66,872
      1,500         Prudential Financial, Inc.                       62,655
        400         Safeco Corp.                                     15,572
        650         St. Paul Cos.                                    25,773
        350         Torchmark Corp.                                  15,939
      2,856         Travelers Property Casualty Corp.                48,466
        400   @@    XL Capital Ltd.                                  31,020
                                                               ------------
                                                                  1,330,208
                                                               ------------
                    INTERNET: 0.1%
      1,750    @    eBay, Inc.                                      113,033
        300    @    Monster Worldwide, Inc.                           6,588
      1,300    @    Symantec Corp.                                   45,045
      1,760    @    Yahoo!, Inc.                                     79,499
                                                               ------------
                                                                    244,165
                                                               ------------
                    IRON/STEEL: 0.0%
        200         Nucor Corp.                                      11,200
                                                               ------------
                                                                     11,200
                                                               ------------
                    LEISURE TIME: 0.0%
        360         Brunswick Corp.                                  11,459
        700         Carnival Corp.                                   27,811
        830         Harley-Davidson, Inc.                            39,450
                                                               ------------
                                                                     78,720
                                                               ------------
                    LODGING: 0.0%
        490         Harrah's Entertainment, Inc.                     24,387
      1,000         Hilton Hotels Corp.                              17,130
        250         Marriott Intl., Inc.                             11,550
        550         Starwood Hotels & Resorts Worldwide, Inc.        19,784
                                                               ------------
                                                                     72,851
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    MACHINERY -- CONSTRUCTION & MINING: 0.0%
        900         Caterpillar, Inc.                          $     74,718
                                                               ------------
                                                                     74,718
                                                               ------------
                    MACHINERY -- DIVERSIFIED: 0.1%
      1,110         Deere & Co.                                      72,205
        550         Dover Corp.                                      21,863
        830         Rockwell Automation, Inc.                        29,548
                                                               ------------
                                                                    123,616
                                                               ------------
                    MEDIA: 0.5%
      6,000    @    Comcast Corp.                                   197,220
        200         Dow Jones & Co., Inc.                             9,970
        710         Gannett Co., Inc.                                63,304
        110         Knight-Ridder, Inc.                               8,511
        620         McGraw-Hill Cos., Inc.                           43,350
        170         Meredith Corp.                                    8,298
        400         New York Times Co.                               19,116
     12,450    @    Time Warner, Inc.                               223,975
        840         Tribune Co.                                      43,344
      4,830         Viacom, Inc.                                    214,355
      5,700         Walt Disney Co.                                 132,981
                                                               ------------
                                                                    964,424
                                                               ------------
                    MINING: 0.1%
      2,350         Alcoa, Inc.                                      89,300
        600         Freeport-McMoRan Copper & Gold, Inc.             25,278
      1,130         Newmont Mining Corp.                             54,929
        300    @    Phelps Dodge Corp.                               22,827
                                                               ------------
                                                                    192,334
                                                               ------------
                    MISCELLANEOUS MANUFACTURING: 0.9%
      3,630         3M Co.                                          308,659
        300         Cooper Industries Ltd.                           17,379
        150         Crane Co.                                         4,611
        560         Danaher Corp.                                    51,380
        780         Eastman Kodak Co.                                20,023
        200         Eaton Corp.                                      21,596
     27,740         General Electric Co.                            859,384
      2,340         Honeywell Intl., Inc.                            78,226
        850         Illinois Tool Works, Inc.                        71,324
        550   @@    Ingersoll-Rand Co.                               37,334
        240         ITT Industries, Inc.                             17,810
        350         Pall Corp.                                        9,391
        530         Textron, Inc.                                    30,242
      5,500   @@    Tyco Intl. Ltd.                                 145,750
                                                               ------------
                                                                  1,673,109
                                                               ------------
                    OFFICE/BUSINESS EQUIPMENT: 0.0%
        690         Pitney Bowes, Inc.                               28,028
      2,190    @    Xerox Corp.                                      30,222
                                                               ------------
                                                                     58,250
                                                               ------------
                    OIL AND GAS: 0.9%
        220         Amerada Hess Corp.                               11,697
        650         Anadarko Petroleum Corp.                         33,157
        168         Apache Corp.                                     13,625
        540         Burlington Resources, Inc.                       29,905
      4,000         ChevronTexaco Corp.                             345,560
      2,513         ConocoPhillips                                  164,777
      1,090         Devon Energy Corp.                               62,413
        300         EOG Resources, Inc.                              13,851
     18,420         Exxon Mobil Corp.                               755,220
        250         Kerr-McGee Corp.                                 11,623
      1,140         Marathon Oil Corp.                               37,723
        350  @, @@  Nabors Industries Ltd.                           14,525
        400    @    Noble Corp.                                      14,312
      1,730         Occidental Petroleum Corp.                       73,075
        250         Sunoco, Inc.                                     12,788
        800    @    Transocean, Inc.                                 19,208
        940         Unocal Corp.                                     34,620
                                                               ------------
                                                                  1,648,079
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES Q

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    OIL AND GAS SERVICES: 0.0%
        400    @    BJ Services Co.                            $     14,360
        500         Halliburton Co.                                  13,000
                                                               ------------
                                                                     27,360
                                                               ------------
                    PACKAGING AND CONTAINERS: 0.0%
        250         Ball Corp.                                       14,893
        140         Bemis Co.                                         7,000
        570    @    Pactiv Corp.                                     13,623
        400    @    Sealed Air Corp.                                 21,656
                                                               ------------
                                                                     57,172
                                                               ------------
                    PHARMACEUTICALS: 1.1%
      4,300         Abbott Laboratories                             200,380
        350         Allergan, Inc.                                   26,884
      2,200         Bristol-Myers Squibb Co.                         62,920
      3,150         Eli Lilly & Co.                                 221,540
        200    @    Express Scripts, Inc.                            13,286
        390    @    Forest Laboratories, Inc.                        24,102
        790    @    King Pharmaceuticals, Inc.                       12,055
        979    @    Medco Health Solutions, Inc.                     33,276
      6,270         Merck & Co., Inc.                               289,674
     21,636         Pfizer, Inc.                                    764,399
        250    @    Watson Pharmaceuticals, Inc.                     11,500
      3,650         Wyeth                                           154,943
                                                               ------------
                                                                  1,814,959
                                                               ------------
                    PIPELINES: 0.0%
        350         Kinder Morgan, Inc.                              20,685
      1,450         Williams Cos., Inc.                              14,239
                                                               ------------
                                                                     34,924
                                                               ------------
                    REAL ESTATE: 0.0%
      1,050         Equity Office Properties Trust                   30,082
        750         Equity Residential                               22,133
        550         Simon Property Group, Inc.                       25,487
                                                               ------------
                                                                     77,702
                                                               ------------
                    RETAIL: 1.4%
      1,200    @    Autonation, Inc.                                 22,044
      1,140    @    Bed Bath & Beyond, Inc.                          49,419
      1,500         Best Buy Co., Inc.                               78,360
        450    @    Big Lots, Inc.                                    6,395
      1,750    @    Costco Wholesale Corp.                           65,065
      1,050         CVS Corp.                                        37,926
        645         Darden Restaurants, Inc.                         13,571
      1,300         Dollar General Corp.                             27,287
        670         Family Dollar Stores                             24,040
        860         Federated Department Stores                      40,532
      4,150         Gap, Inc.                                        96,322
     10,660         Home Depot, Inc.                                378,322
        290         JC Penney Co., Inc.                               7,621
      1,660         Limited Brands                                   29,930
      2,180         Lowe's Cos., Inc.                               120,750
        850         May Department Stores Co.                        24,710
      5,860         McDonald's Corp.                                145,503
        400         Nordstrom, Inc.                                  13,720
      1,350    @    Office Depot, Inc.                               22,559
        760         RadioShack Corp.                                 23,317
        800         Sears Roebuck And Co.                            36,392
      2,210    @    Staples, Inc.                                    60,333
      1,920    @    Starbucks Corp.                                  63,475
        400         Tiffany & Co.                                    18,080
        520         TJX Cos., Inc.                                   11,466
        600    @    Toys R US, Inc.                                   7,584
     12,110         Wal-Mart Stores, Inc.                           642,435
      3,750         Walgreen Co.                                    136,424
        470         Wendy's Intl., Inc.                              18,443
        960    @    Yum! Brands, Inc.                                33,024
                                                               ------------
                                                                  2,255,049
                                                               ------------
                    SAVINGS AND LOANS: 0.1%
        420         Golden West Financial Corp.                      43,340
      2,580         Washington Mutual, Inc.                         103,509
                                                               ------------
                                                                    146,849
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    SEMICONDUCTORS: 0.8%
      1,800    @    Altera Corp.                               $     40,860
      1,050    @    Analog Devices, Inc.                             47,933
      6,190    @    Applied Materials, Inc.                         138,965
      1,550    @    Applied Micro Circuits Corp.                      9,269
        300    @    Broadcom Corp.                                   10,227
     24,140         Intel Corp.                                     777,307
        850         Linear Technology Corp.                          35,760
        650    @    LSI Logic Corp.                                   5,766
      1,460         Maxim Integrated Products                        72,707
        550    @    National Semiconductor Corp.                     21,676
        370    @    Novellus Systems, Inc.                           15,559
        400    @    Nvidia Corp.                                      9,300
        240    @    Qlogic Corp.                                     12,384
        550    @    Teradyne, Inc.                                   13,998
      4,600         Texas Instruments, Inc.                         135,147
        890    @    Xilinx, Inc.                                     34,479
                                                               ------------
                                                                  1,381,337
                                                               ------------
                    SOFTWARE: 0.9%
      1,090         Adobe Systems, Inc.                              42,837
        270         Autodesk, Inc.                                    6,637
      1,700         Automatic Data Processing                        67,337
        570    @    BMC Software, Inc.                               10,631
        700    @    Citrix Systems, Inc.                             14,847
      1,490         Computer Associates Intl., Inc.                  40,737
      1,600    @    Compuware Corp.                                   9,664
        800    @    Electronic Arts, Inc.                            38,224
      2,040         First Data Corp.                                 83,824
        550    @    Fiserv, Inc.                                     21,731
      1,300         IMS Health, Inc.                                 32,318
        540    @    Intuit, Inc.                                     28,571
        350    @    Mercury Interactive Corp.                        17,024
     29,780         Microsoft Corp.                                 820,140
      1,100    @    Novell, Inc.                                     11,572
     14,500    @    Oracle Corp.                                    191,400
        800    @    Peoplesoft, Inc.                                 18,240
      2,140    @    Siebel Systems, Inc.                             29,682
      1,890    @    Veritas Software Corp.                           70,232
                                                               ------------
                                                                  1,555,648
                                                               ------------
                    TELECOMMUNICATIONS: 1.0%
        860         Alltel Corp.                                     40,059
      2,162         AT&T Corp.                                       43,889
      3,000    @    AT&T Wireless Services, Inc.                     23,970
      2,150    @    Avaya, Inc.                                      27,821
      6,840         Bellsouth Corp.                                 193,572
        370         CenturyTel, Inc.                                 12,069
      1,600    @    Ciena Corp.                                      10,624
     19,360    @    Cisco Systems, Inc.                             470,253
        700    @    Citizens Communications Co.                       8,694
        610    @    Comverse Technology, Inc.                        10,730
      3,150    @    Corning, Inc.                                    32,855
      6,100         Motorola, Inc.                                   85,827
      5,250    @    Nextel Communications, Inc.                     147,315
      2,100         Qualcomm, Inc.                                  113,253
      8,940         SBC Communications, Inc.                        233,066
        650         Scientific-Atlanta, Inc.                         17,745
      2,510         Sprint Corp.-FON Group                           41,214
        760    @    Tellabs, Inc.                                     6,407
      7,600         Verizon Communications, Inc.                    266,608
                                                               ------------
                                                                  1,785,971
                                                               ------------
                    TEXTILES: 0.0%
        200         Cintas Corp.                                     10,026
                                                               ------------
                                                                     10,026
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES Q

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                    TOYS/GAMES/HOBBIES: 0.0%
        710         Hasbro, Inc.                               $     15,109
      1,540         Mattel, Inc.                                     29,676
                                                               ------------
                                                                     44,785
                                                               ------------
                    TRANSPORTATION: 0.2%
        970         Burlington Northern Santa Fe Corp.               31,380
        740         FedEx Corp.                                      49,950
      1,150         Norfolk Southern Corp.                           27,198
        300         Ryder System, Inc.                               10,245
        240         Union Pacific Corp.                              16,675
      3,090         United Parcel Service, Inc.                     230,359
                                                               ------------
                                                                    365,807
                                                               ------------
                    Total Common Stock
                     (Cost $25,089,742)                          29,240,913
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 3.6%
                    DIVERSIFIED FINANCIAL SERVICES: 3.6%
$ 6,000,000         General Electric Capital Corp., 5.000%,
                     due 06/15/07                                 6,395,940
                                                               ------------
                    Total Corporate Bonds
                     (Cost $6,229,881)                            6,395,940
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.1%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 10.2%
 20,000,000         2.770%, due 01/26/07                         18,409,480
                                                               ------------
                                                                 18,409,480
                                                               ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 46.9%
  3,021,000         2.960%, due 03/15/07                          2,756,131
 89,300,000         2.890%, due 03/15/07                         81,642,793
                                                               ------------
                                                                 84,398,924
                                                               ------------
                    Total U.S. Government Agency Obligations
                     (Cost $96,075,150)                         102,808,404
                                                               ------------
U.S. TREASURY OBLIGATIONS: 8.5%
                    U.S. TREASURY STRIP: 8.5%
 17,171,000         2.470%, due 02/15/07                         15,908,983
                                                               ------------
                    Total U.S. Obligations
                     (Cost $15,739,842)                          15,908,983
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 14.3%
                    SOVEREIGN: 14.3%
$ 3,500,000         FICO Strip, 3.000%, due 04/06/07           $  3,183,842
 12,637,000         FICO Strip, 3.050%, due 05/11/07             11,446,708
  3,645,000         FICO Strip, 3.080%, due 05/30/07              3,294,012
  1,000,000         Israel Trust, 3.190%, due 05/15/07              901,762
  7,007,000         Israel Trust, 3.190%, due 05/15/07            6,318,646
                                                               ------------
                    Total Other Bonds
                     (Cost $23,976,740)                          25,144,970
                                                               ------------
                    Total Long-Term Investments
                     (Cost $167,111,355)                        179,499,210
                                                               ------------
SHORT-TERM INVESTMENTS: 0.4%
                    REPURCHASE AGREEMENT: 0.4%
    663,000         Goldman Sachs Repurchase Agreement dated
                     12/31/03, 0.990%, due 01/02/04, $663,036
                     to be received upon repurchase
                     (Collateralized by $678,000 Federal Home
                     Loan Mortgage Corporation, 2.500%,
                     Market Value $676,519 due 12/04/06)            663,000
                                                               ------------
                    Total Short-term Investments
                     (Cost $663,000)                                663,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $167,774,355)*                     100.1% $180,162,210
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (137,531)
                                                      -------  ------------
              NET ASSETS                                100.0% $180,024,679
                                                      =======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $169,424,836. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $10,925,043
      Gross Unrealized Depreciation                                 (187,669)
                                                                 -----------
      Net Unrealized Appreciation                                $10,737,374
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES R

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 22.0%
                     ADVERTISING: 0.1%
      1,250    @     Interpublic Group of Cos., Inc.           $     19,500
        950          Omnicom Group                                   82,964
                                                               ------------
                                                                    102,464
                                                               ------------
                     AEROSPACE/DEFENSE: 0.3%
      3,100          Boeing Co.                                     130,634
        950          General Dynamics Corp.                          85,871
        300          Goodrich Corp.                                   8,907
      1,600          Lockheed Martin Corp.                           82,240
        640          Rockwell Collins, Inc.                          19,219
      2,310          United Technologies Corp.                      218,918
                                                               ------------
                                                                    545,789
                                                               ------------
                     AGRICULTURE: 0.3%
      7,200          Altria Group, Inc.                             391,824
      1,450          Monsanto Co.                                    41,731
        300          RJ Reynolds Tobacco Holdings, Inc.              17,445
                                                               ------------
                                                                    451,000
                                                               ------------
                     AIRLINES: 0.0%
      1,150          Southwest Airlines Co.                          18,561
                                                               ------------
                                                                     18,561
                                                               ------------
                     APPAREL: 0.1%
        580          Jones Apparel Group, Inc.                       20,433
        470          Liz Claiborne, Inc.                             16,666
      1,600          Nike, Inc.                                     109,536
        230          Reebok Intl. Ltd.                                9,044
                                                               ------------
                                                                    155,679
                                                               ------------
                     AUTO MANUFACTURERS: 0.2%
     11,100          Ford Motor Co.                                 177,600
      2,750          General Motors Corp.                           146,850
        700          Paccar, Inc.                                    59,584
                                                               ------------
                                                                    384,034
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
        650          Dana Corp.                                      11,928
      3,200          Delphi Corp.                                    32,672
        350          Johnson Controls, Inc.                          40,642
                                                               ------------
                                                                     85,242
                                                               ------------
                     BANKS: 1.6%
      1,400          Amsouth Bancorp                                 34,300
      7,200          Bank of America Corp.                          579,095
      2,750          Bank of New York Co., Inc.                      91,080
      4,050          Bank One Corp.                                 184,640
      1,950          BB&T Corp.                                      75,348
        860          Charter One Financial, Inc.                     29,713
        250          Comerica, Inc.                                  14,015
        500          First Tennessee National Corp.                  22,050
      3,850          FleetBoston Financial Corp.                    168,053
      1,050          Huntington Bancshares, Inc.                     23,625
      1,700          Keycorp                                         49,844
        600          Marshall & Ilsley Corp.                         22,950
      1,450          Mellon Financial Corp.                          46,560
      2,250          National City Corp.                             76,365
        550          North Fork Bancorporation, Inc.                 22,259
        800          Northern Trust Corp.                            37,136
      1,000          PNC Financial Services Group, Inc.              54,730
        800          Regions Financial Corp.                         29,760
      1,400          SouthTrust Corp.                                45,822
      1,100          State Street Corp.                              57,288
      1,000          SunTrust Banks, Inc.                            71,500
        450          Synovus Financial Corp.                         13,014
        560          Union Planters Corp.                            17,634
      7,050          US Bancorp                                     209,949
      8,050          Wachovia Corp.                                 375,049
      6,000          Wells Fargo & Co.                              353,339
        300          Zions Bancorporation                            18,399
                                                               ------------
                                                                  2,723,517
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.6%
      3,050          Anheuser-Busch Cos., Inc.                 $    160,674
        200          Brown-Forman Corp.                              18,690
      8,750          Coca-Cola Co.                                  444,062
      1,650          Coca-Cola Enterprises, Inc.                     36,086
      1,100          Pepsi Bottling Group, Inc.                      26,598
      6,250          PepsiCo, Inc.                                  291,375
                                                               ------------
                                                                    977,485
                                                               ------------
                     BIOTECHNOLOGY: 0.2%
      4,792    @     Amgen, Inc.                                    296,146
        450    @     Biogen IDEC, Inc.                               16,551
        900    @     Chiron Corp.                                    51,291
        700    @     Genzyme Corp.                                   34,538
        350    @     Medimmune, Inc.                                  8,890
                                                               ------------
                                                                    407,416
                                                               ------------
                     BUILDING MATERIALS: 0.0%
        200    @     American Standard Cos., Inc.                    20,140
      1,650          Masco Corp.                                     45,226
        350          Vulcan Materials Co.                            16,650
                                                               ------------
                                                                     82,016
                                                               ------------
                     CHEMICALS: 0.3%
      1,000          Air Products & Chemicals, Inc.                  52,830
        300          Ashland, Inc.                                   13,218
      3,550          Dow Chemical Co.                               147,574
        800          Ecolab, Inc.                                    21,896
        500          Engelhard Corp.                                 14,975
        400    @     Hercules, Inc.                                   4,880
        450          International Flavors & Fragrances, Inc.        15,714
        750          PPG Industries, Inc.                            48,015
      1,400          Praxair, Inc.                                   53,480
        900          Rohm & Haas Co.                                 38,439
        450          Sherwin-Williams Co.                            15,633
        200          Sigma-Aldrich Corp.                             11,436
                                                               ------------
                                                                    438,090
                                                               ------------
                     COMMERCIAL SERVICES: 0.3%
        650    @     Apollo Group, Inc.                              44,200
      6,400    @     Cendant Corp.                                  142,527
        750    @     Concord EFS, Inc.                               11,130
        750    @     Convergys Corp.                                 13,095
        270          Deluxe Corp.                                    11,159
        850          Equifax, Inc.                                   20,825
        910          H&R Block, Inc.                                 50,387
        450          McKesson Corp.                                  14,472
        550          Moody's Corp.                                   33,303
      1,700          Paychex, Inc.                                   63,240
        800    @     Robert Half Intl., Inc.                         18,672
        350          RR Donnelley & Sons Co.                         10,553
                                                               ------------
                                                                    433,563
                                                               ------------
                     COMPUTERS: 1.0%
      2,200    @     Apple Computer, Inc.                            47,014
        700    @     Computer Sciences Corp.                         30,961
     12,150    @     Dell, Inc.                                     412,613
      1,750          Electronic Data Systems Corp.                   42,945
     12,750    @     EMC Corp.                                      164,730
      1,300    @     Gateway, Inc.                                    5,980
     11,050          Hewlett-Packard Co.                            253,819
      6,250          International Business Machines Corp.          579,249
        800    @     Lexmark Intl., Inc.                             62,912
      2,100    @     Network Appliance, Inc.                         43,113
     11,950    @     Sun Microsystems, Inc.                          53,656
        750    @     Sungard Data Systems, Inc.                      20,783
        950    @     Unisys Corp.                                    14,108
                                                               ------------
                                                                  1,731,883
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.6%
        200          Alberto-Culver Co.                              12,616
        850          Avon Products, Inc.                             57,367
      1,900          Colgate-Palmolive Co.                           95,095
      6,350          Gillette Co.                                   233,236

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES R

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      2,450          Kimberly-Clark Corp.                      $    144,771
      4,650          Procter & Gamble Co.                           464,441
                                                               ------------
                                                                  1,007,526
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        350          WW Grainger, Inc.                               16,587
                                                               ------------
                                                                     16,587
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.1%
      4,600          American Express Co.                           221,858
        630          Bear Stearns Cos., Inc.                         50,369
      1,400          Capital One Financial Corp.                     85,806
      4,800          Charles Schwab Corp.                            56,832
     18,550          Citigroup, Inc.                                900,416
      1,067          Countrywide Financial Corp.                     80,907
      3,450          Fannie Mae                                     258,957
        450          Federated Investors, Inc.                       13,212
        850          Franklin Resources, Inc.                        44,251
      2,500          Freddie Mac                                    145,800
      1,650          Goldman Sachs Group, Inc.                      162,905
     12,450          JP Morgan Chase & Co.                          457,288
      1,300          Lehman Brothers Holdings, Inc.                 100,386
      4,525          MBNA Corp.                                     112,446
      5,650          Merrill Lynch & Co., Inc.                      331,372
      5,200          Morgan Stanley                                 300,923
        850    @     Providian Financial Corp.                        9,894
      1,650          SLM Corp.                                       62,172
        350          T Rowe Price Group, Inc.                        16,594
                                                               ------------
                                                                  3,412,388
                                                               ------------
                     ELECTRIC: 0.5%
      2,350    @     AES Corp.                                       22,184
        450          Ameren Corp.                                    20,700
      1,300          American Electric Power Co., Inc.               39,663
      1,950          Centerpoint Energy, Inc.                        18,896
        800          Cinergy Corp.                                   31,048
        350          Consolidated Edison, Inc.                       15,054
        800          Constellation Energy Group, Inc.                31,328
        450          Dominion Resources, Inc.                        28,724
      1,400          Duke Energy Corp.                               28,630
      2,200          Edison Intl.                                    48,246
        750          Entergy Corp.                                   42,848
      1,200          Exelon Corp.                                    79,631
      1,200          FirstEnergy Corp.                               42,240
        650          FPL Group, Inc.                                 42,523
      1,200          NiSource, Inc.                                  26,328
      1,600    @     PG&E Corp.                                      44,432
        400          Pinnacle West Capital Corp.                     16,008
        600          PPL Corp.                                       26,250
        900          Progress Energy, Inc.                           40,734
        900          Public Service Enterprise Group, Inc.           39,420
      2,800          Southern Co.                                    84,699
      1,900          TXU Corp.                                       45,068
      2,000          Xcel Energy, Inc.                               33,960
                                                               ------------
                                                                    848,614
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
      1,000          American Power Conversion                       24,450
      1,450          Emerson Electric Co.                            93,887
        550          Molex, Inc.                                     19,190
                                                               ------------
                                                                    137,527
                                                               ------------
                     ELECTRONICS: 0.1%
      1,700    @     Agilent Technologies, Inc.                      49,708
        650          Applera Corp. -- Applied Biosystems
                      Group                                          13,462
        840    @     Jabil Circuit, Inc.                             23,772
        450          Parker Hannifin Corp.                           26,775
        700          PerkinElmer, Inc.                               11,949
      3,300    @     Sanmina-SCI Corp.                               41,613
      2,900    @     Solectron Corp.                                 17,139

  Shares                                                          Value
---------------------------------------------------------------------------
      1,000          Symbol Technologies, Inc.                 $     16,890
        200    @     Thermo Electron Corp.                            5,040
                                                               ------------
                                                                    206,348
                                                               ------------
                     ENTERTAINMENT: 0.0%
      1,200          International Game Technology                   42,840
                                                               ------------
                                                                     42,840
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        600    @     Allied Waste Industries, Inc.                    8,328
      2,350          Waste Management, Inc.                          69,560
                                                               ------------
                                                                     77,888
                                                               ------------
                     FOOD: 0.3%
      2,300          Archer-Daniels-Midland Co.                      35,006
      1,300          Campbell Soup Co.                               34,840
      2,550          Conagra Foods, Inc.                             67,294
      1,400          General Mills, Inc.                             63,420
        200          Hershey Foods Corp.                             15,398
      1,250          HJ Heinz Co.                                    45,538
      1,400          Kellogg Co.                                     53,312
      2,350    @     Kroger Co.                                      43,499
        350          McCormick & Co., Inc.                           10,535
        650    @     Safeway, Inc.                                   14,242
      3,050          Sara Lee Corp.                                  66,215
        550          Supervalu, Inc.                                 15,725
      2,250          Sysco Corp.                                     83,767
        500          Winn-Dixie Stores, Inc.                          4,975
        800          WM Wrigley Jr Co.                               44,968
                                                               ------------
                                                                    598,734
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.1%
        200          Boise Cascade Corp.                              6,572
      1,000          Georgia-Pacific Corp.                           30,670
      1,950          International Paper Co.                         84,065
        750    @     Louisiana-Pacific Corp.                         13,410
        800          MeadWestvaco Corp.                              23,800
        200          Temple-Inland, Inc.                             12,534
        800          Weyerhaeuser Co.                                51,200
                                                               ------------
                                                                    222,251
                                                               ------------
                     GAS: 0.0%
        400          KeySpan Corp.                                   14,720
        100          Peoples Energy Corp.                             4,204
      1,100          Sempra Energy                                   33,066
                                                               ------------
                                                                     51,990
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        220          Black & Decker Corp.                            10,850
        250          Snap-On, Inc.                                    8,060
        350          Stanley Works                                   13,255
                                                               ------------
                                                                     32,165
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.8%
        250          Bausch & Lomb, Inc.                             12,975
      2,400          Baxter Intl., Inc.                              73,248
        860          Becton Dickinson & Co.                          35,380
      1,200          Biomet, Inc.                                    43,692
      3,970    @     Boston Scientific Corp.                        145,937
        200          CR Bard, Inc.                                   16,250
      1,910          Guidant Corp.                                  114,982
     10,600          Johnson & Johnson                              547,596
      4,400          Medtronic, Inc.                                213,884
        650    @     St. Jude Medical, Inc.                          39,878
        700          Stryker Corp.                                   59,507
        950    @     Zimmer Holdings, Inc.                           66,880
                                                               ------------
                                                                  1,370,209
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.3%
        680          Aetna, Inc.                                     45,954
        680    @     Anthem, Inc.                                    51,000
        800    @     Humana, Inc.                                    18,280
        350          Manor Care, Inc.                                12,100
        150          Quest Diagnostics                               10,967

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES R

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
      3,600          UnitedHealth Group, Inc.                  $    209,447
        920    @     WellPoint Health Networks                       89,231
                                                               ------------
                                                                    436,979
                                                               ------------
                     HOME BUILDERS: 0.0%
        320          Centex Corp.                                    34,448
        160          KB Home                                         11,603
        150          Pulte Homes, Inc.                               14,043
                                                               ------------
                                                                     60,094
                                                               ------------
                     HOME FURNISHINGS: 0.0%
        700          Leggett & Platt, Inc.                           15,141
        300          Whirlpool Corp.                                 21,795
                                                               ------------
                                                                     36,936
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
        760          Clorox Co.                                      36,906
        600          Fortune Brands, Inc.                            42,894
                                                               ------------
                                                                     79,800
                                                               ------------
                     INSURANCE: 1.0%
      1,000    @@    ACE Ltd.                                        41,420
      1,950          Aflac, Inc.                                     70,551
      2,500          Allstate Corp.                                 107,549
        450          Ambac Financial Group, Inc.                     31,226
      9,400          American Intl. Group                           623,031
        450          AON Corp.                                       10,773
        650          Chubb Corp.                                     44,265
        720          Cigna Corp.                                     41,400
        450          Cincinnati Financial Corp.                      18,846
      1,000          Hartford Financial Services Group, Inc.         59,030
        400          Jefferson-Pilot Corp.                           20,260
      1,150          John Hancock Financial Services, Inc.           43,125
        900          Lincoln National Corp.                          36,333
        750          Marsh & McLennan Cos., Inc.                     35,918
        500          MBIA, Inc.                                      29,615
      2,750          Metlife, Inc.                                   92,592
        350          MGIC Investment Corp.                           19,929
      1,150          Principal Financial Group                       38,031
      1,050          Progressive Corp.                               87,769
      1,950          Prudential Financial, Inc.                      81,452
        650          Safeco Corp.                                    25,305
        900          St. Paul Cos.                                   35,685
        300          Torchmark Corp.                                 13,662
      3,714          Travelers Property Casualty Corp.               63,027
        500    @@    XL Capital Ltd.                                 38,775
                                                               ------------
                                                                  1,709,569
                                                               ------------
                     INTERNET: 0.2%
      2,300    @     eBay, Inc.                                     148,557
        400    @     Monster Worldwide, Inc.                          8,784
      1,700    @     Symantec Corp.                                  58,905
      2,350    @     Yahoo!, Inc.                                   106,150
                                                               ------------
                                                                    322,396
                                                               ------------
                     IRON/STEEL: 0.0%
        300          Nucor Corp.                                     16,800
                                                               ------------
                                                                     16,800
                                                               ------------
                     LEISURE TIME: 0.1%
        300          Brunswick Corp.                                  9,549
        900          Carnival Corp.                                  35,757
      1,300          Harley-Davidson, Inc.                           61,789
        550          Sabre Holdings Corp.                            11,875
                                                               ------------
                                                                    118,970
                                                               ------------
                     LODGING: 0.1%
        510          Harrah's Entertainment, Inc.                    25,382
      1,350          Hilton Hotels Corp.                             23,126
        350          Marriott Intl., Inc.                            16,170
        700          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           25,179
                                                               ------------
                                                                     89,857
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.1%
      1,200          Caterpillar, Inc.                         $     99,624
                                                               ------------
                                                                     99,624
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
      1,450          Deere & Co.                                     94,323
        700          Dover Corp.                                     27,825
        900          Rockwell Automation, Inc.                       32,040
                                                               ------------
                                                                    154,188
                                                               ------------
                     MEDIA: 0.7%
      8,200    @     Comcast Corp.                                  269,534
        300          Dow Jones & Co., Inc.                           14,955
        950          Gannett Co., Inc.                               84,702
        300          Knight-Ridder, Inc.                             23,211
        900          McGraw-Hill Cos., Inc.                          62,928
        170          Meredith Corp.                                   8,298
        550          New York Times Co.                              26,285
     16,600    @     Time Warner, Inc.                              298,633
      1,100          Tribune Co.                                     56,760
      6,300          Viacom, Inc.                                   279,594
      7,200          Walt Disney Co.                                167,976
                                                               ------------
                                                                  1,292,876
                                                               ------------
                     MINING: 0.1%
      3,150          Alcoa, Inc.                                    119,699
        650          Freeport-McMoRan Copper & Gold, Inc.            27,385
      1,450          Newmont Mining Corp.                            70,485
        400    @     Phelps Dodge Corp.                              30,436
                                                               ------------
                                                                    248,005
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 1.2%
      4,750          3M Co.                                         403,892
        300          Cooper Industries Ltd.                          17,379
        150          Crane Co.                                        4,611
        650          Danaher Corp.                                   59,638
      1,020          Eastman Kodak Co.                               26,183
        350          Eaton Corp.                                     37,793
     36,100          General Electric Co.                         1,118,377
      3,050          Honeywell Intl., Inc.                          101,962
      1,050          Illinois Tool Works, Inc.                       88,106
        750    @@    Ingersoll-Rand Co.                              50,910
        300          ITT Industries, Inc.                            22,263
        350          Pall Corp.                                       9,391
        400          Textron, Inc.                                   22,824
      7,350    @@    Tyco Intl. Ltd.                                194,774
                                                               ------------
                                                                  2,158,103
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
      1,000          Pitney Bowes, Inc.                              40,620
      3,500    @     Xerox Corp.                                     48,300
                                                               ------------
                                                                     88,920
                                                               ------------
                     OIL AND GAS: 1.2%
        310          Amerada Hess Corp.                              16,483
        900          Anadarko Petroleum Corp.                        45,909
        216          Apache Corp.                                    17,518
        700          Burlington Resources, Inc.                      38,766
      5,200          ChevronTexaco Corp.                            449,227
      3,295          ConocoPhillips                                 216,052
      1,450          Devon Energy Corp.                              83,027
        350          EOG Resources, Inc.                             16,160
     24,150          Exxon Mobil Corp.                              990,149
        350          Kerr-McGee Corp.                                16,272
      1,040          Marathon Oil Corp.                              34,414
        600  @, @@   Nabors Industries Ltd.                          24,900
        450    @     Noble Corp.                                     16,101
      2,300          Occidental Petroleum Corp.                      97,152
        500          Sunoco, Inc.                                    25,575
        420    @     Transocean, Inc.                                10,084
        850          Unocal Corp.                                    31,306
                                                               ------------
                                                                  2,129,095
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES R

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
        300    @     BJ Services Co.                           $     10,770
        650          Halliburton Co.                                 16,900
                                                               ------------
                                                                     27,670
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
        350          Ball Corp.                                      20,850
        150          Bemis Co.                                        7,500
        950    @     Pactiv Corp.                                    22,705
        550    @     Sealed Air Corp.                                29,777
                                                               ------------
                                                                     80,832
                                                               ------------
                     PHARMACEUTICALS: 1.4%
      5,750          Abbott Laboratories                            267,950
        500          Allergan, Inc.                                  38,405
      2,900          Bristol-Myers Squibb Co.                        82,940
      4,150          Eli Lilly & Co.                                291,870
        300    @     Express Scripts, Inc.                           19,929
        550    @     Forest Laboratories, Inc.                       33,990
      1,300    @     King Pharmaceuticals, Inc.                      19,838
      1,302    @     Medco Health Solutions, Inc.                    44,255
      8,250          Merck & Co., Inc.                              381,149
     27,910          Pfizer, Inc.                                   986,059
        450    @     Watson Pharmaceuticals, Inc.                    20,700
      4,750          Wyeth                                          201,638
                                                               ------------
                                                                  2,388,723
                                                               ------------
                     PIPELINES: 0.0%
        350          Kinder Morgan, Inc.                             20,685
      2,550          Williams Cos., Inc.                             25,041
                                                               ------------
                                                                     45,726
                                                               ------------
                     REAL ESTATE: 0.1%
      1,400          Equity Office Properties Trust                  40,110
        950          Equity Residential                              28,035
        500          Simon Property Group, Inc.                      23,170
                                                               ------------
                                                                     91,315
                                                               ------------
                     RETAIL: 1.7%
      1,500    @     Autonation, Inc.                                27,555
      1,250    @     Bed Bath & Beyond, Inc.                         54,188
      2,000          Best Buy Co., Inc.                             104,480
        350    @     Big Lots, Inc.                                   4,974
      2,250    @     Costco Wholesale Corp.                          83,655
      1,400          CVS Corp.                                       50,568
        650          Darden Restaurants, Inc.                        13,676
      1,750          Dollar General Corp.                            36,733
        800          Family Dollar Stores                            28,704
      1,100          Federated Department Stores                     51,843
      5,490          Gap, Inc.                                      127,423
     13,930          Home Depot, Inc.                               494,375
        950          JC Penney Co., Inc.                             24,966
      2,300          Limited Brands                                  41,469
      2,730          Lowe's Cos., Inc.                              151,215
      1,100          May Department Stores Co.                       31,977
      7,700          McDonald's Corp.                               191,190
        550          Nordstrom, Inc.                                 18,865
      1,420    @     Office Depot, Inc.                              23,728
        900          RadioShack Corp.                                27,612
      1,050          Sears Roebuck And Co.                           47,765
      2,950    @     Staples, Inc.                                   80,535
      2,500    @     Starbucks Corp.                                 82,650
        550          Tiffany & Co.                                   24,860
        700          TJX Cos., Inc.                                  15,435
        800    @     Toys R US, Inc.                                 10,112
     15,700          Wal-Mart Stores, Inc.                          832,884
      4,950          Walgreen Co.                                   180,081
        600          Wendy's Intl., Inc.                             23,544
      1,450    @     Yum! Brands, Inc.                               49,880
                                                               ------------
                                                                  2,936,942
                                                               ------------
                     SAVINGS AND LOANS: 0.1%
        630          Golden West Financial Corp.                     65,010
      3,400          Washington Mutual, Inc.                        136,408
                                                               ------------
                                                                    201,418
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 1.0%
      2,400    @     Altera Corp.                              $     54,480
      1,350    @     Analog Devices, Inc.                            61,628
      8,100    @     Applied Materials, Inc.                        181,844
      2,100    @     Applied Micro Circuits Corp.                    12,558
        400    @     Broadcom Corp.                                  13,636
     31,500          Intel Corp.                                  1,014,299
      1,150          Linear Technology Corp.                         48,381
      1,150    @     LSI Logic Corp.                                 10,201
      1,900          Maxim Integrated Products                       94,620
        700    @     National Semiconductor Corp.                    27,587
        390    @     Novellus Systems, Inc.                          16,400
        450    @     Nvidia Corp.                                    10,463
        380    @     Qlogic Corp.                                    19,608
        750    @     Teradyne, Inc.                                  19,088
      6,100          Texas Instruments, Inc.                        179,217
      1,000    @     Xilinx, Inc.                                    38,740
                                                               ------------
                                                                  1,802,750
                                                               ------------
                     SOFTWARE: 1.2%
      1,450          Adobe Systems, Inc.                             56,985
        500          Autodesk, Inc.                                  12,290
      2,100          Automatic Data Processing                       83,181
      1,050    @     BMC Software, Inc.                              19,583
        950    @     Citrix Systems, Inc.                            20,150
      1,950          Computer Associates Intl., Inc.                 53,313
      1,800    @     Compuware Corp.                                 10,872
      1,000    @     Electronic Arts, Inc.                           47,780
      2,650          First Data Corp.                               108,889
        850    @     Fiserv, Inc.                                    33,584
      1,500          IMS Health, Inc.                                37,290
        700    @     Intuit, Inc.                                    37,037
        350    @     Mercury Interactive Corp.                       17,024
     38,800          Microsoft Corp.                              1,068,551
      1,450    @     Novell, Inc.                                    15,254
     18,300    @     Oracle Corp.                                   241,559
      1,100    @     Peoplesoft, Inc.                                25,080
      3,190    @     Siebel Systems, Inc.                            44,245
      2,450    @     Veritas Software Corp.                          91,042
                                                               ------------
                                                                  2,023,709
                                                               ------------
                     TELECOMMUNICATIONS: 1.4%
      1,150          Alltel Corp.                                    53,567
      2,870          AT&T Corp.                                      58,261
      3,950    @     AT&T Wireless Services, Inc.                    31,561
      2,400    @     Avaya, Inc.                                     31,056
      8,900          Bellsouth Corp.                                251,869
        600          CenturyTel, Inc.                                19,572
      1,500    @     Ciena Corp.                                      9,960
     25,350    @     Cisco Systems, Inc.                            615,751
      1,000    @     Comverse Technology, Inc.                       17,590
      4,150    @     Corning, Inc.                                   43,285
      8,050          Motorola, Inc.                                 113,264
      6,850    @     Nextel Communications, Inc.                    192,211
      2,750          Qualcomm, Inc.                                 148,308
     11,900          SBC Communications, Inc.                       310,232
        950          Scientific-Atlanta, Inc.                        25,935
      3,300          Sprint Corp.-FON Group                          54,186
      1,350    @     Tellabs, Inc.                                   11,381
     10,100          Verizon Communications, Inc.                   354,307
                                                               ------------
                                                                  2,342,296
                                                               ------------
                     TEXTILES: 0.0%
        250          Cintas Corp.                                    12,533
                                                               ------------
                                                                     12,533
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES R

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TOYS/GAMES/HOBBIES: 0.0%
        950          Hasbro, Inc.                              $     20,216
      2,000          Mattel, Inc.                                    38,540
                                                               ------------
                                                                     58,756
                                                               ------------
                     TRANSPORTATION: 0.3%
      1,300          Burlington Northern Santa Fe Corp.              42,055
      1,000          FedEx Corp.                                     67,500
      1,500          Norfolk Southern Corp.                          35,475
        200          Ryder System, Inc.                               6,830
        350          Union Pacific Corp.                             24,318
      4,050          United Parcel Service, Inc.                    301,928
                                                               ------------
                                                                    478,106
                                                               ------------
                     Total Common Stock
                      (Cost $32,518,145)                         38,094,794
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 4.3%
                     DIVERSIFIED FINANCIAL SERVICES: 4.3%
$ 7,000,000          General Electric Capital Corp., 5.000%,
                      due 06/15/07                                7,461,930
                                                               ------------
                     Total Corporate Bonds
                      (Cost $7,259,025)                           7,461,930
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 59.9%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 59.9%
 87,000,000          3.200%, due 06/15/07                        78,218,742
  6,250,000          3.100%, due 07/15/07                         5,623,800
 20,000,000          3.140%, due 09/14/07                        17,886,220
  2,000,000          3.170%, due 09/15/07                         1,787,114
                                                               ------------
                                                                103,515,876
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $99,608,371)                        103,515,876
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 13.4%
                     SOVEREIGN: 13.4%
$ 3,720,000          FICO Strip, 3.090%, due 06/06/07          $  3,359,179
  7,558,000          FICO Strip, 3.300%, due 12/06/07             6,678,241
  2,653,000          FICO Strip, 3.350%, due 12/27/07             2,335,905
  3,917,000          Israel Trust, 3.380%, due 11/15/07           3,457,309
  5,146,000          Israel Trust, 3.380%, due 11/15/07           4,542,075
  3,185,000          Turkey Trust, 3.190%, due 05/15/07           2,872,112
                                                               ------------
                     Total Other Bonds
                      (Cost $22,709,358)                         23,244,821
                                                               ------------
                     Total Long-Term Investments
                      (Cost $162,094,899)                       172,317,421
                                                               ------------
SHORT-TERM INVESTMENTS: 0.5%
                     REPURCHASE AGREEMENT: 0.5%
    878,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $878,048 to be received upon repurchase
                      (Collateralized by $900,000 Federal
                      Home Loan Bank 2.500%, Market Value
                      $899,269 due 11/15/12)                        878,000
                                                               ------------
                     Total Short-term Investments
                      (Cost $878,000)                               878,000
                                                               ------------
                                                                173,195,421
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $162,972,899)*                     100.1% $173,195,421
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (139,637)
                                                      -------  ------------
              NET ASSETS                                100.0% $173,055,784
                                                      =======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $164,820,094. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $8,563,101
      Gross Unrealized Depreciation                                 (187,774)
                                                                  ----------
      Net Unrealized Appreciation                                 $8,375,327
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES S

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 21.4%
                     ADVERTISING: 0.1%
      2,450    @     Interpublic Group of Cos., Inc.           $     38,220
      1,300          Omnicom Group                                  113,529
                                                               ------------
                                                                    151,749
                                                               ------------
                     AEROSPACE/DEFENSE: 0.3%
      4,250          Boeing Co.                                     179,095
      1,350          General Dynamics Corp.                         122,027
        300          Goodrich Corp.                                   8,907
      2,250          Lockheed Martin Corp.                          115,650
      1,230          Rockwell Collins, Inc.                          36,937
      3,200          United Technologies Corp.                      303,263
                                                               ------------
                                                                    765,879
                                                               ------------
                     AGRICULTURE: 0.3%
     10,050          Altria Group, Inc.                             546,921
      2,300          Monsanto Co.                                    66,194
        450          RJ Reynolds Tobacco Holdings, Inc.              26,168
                                                               ------------
                                                                    639,283
                                                               ------------
                     AIRLINES: 0.0%
      1,600          Southwest Airlines Co.                          25,824
                                                               ------------
                                                                     25,824
                                                               ------------
                     APPAREL: 0.1%
      1,060          Jones Apparel Group, Inc.                       37,344
        910          Liz Claiborne, Inc.                             32,269
      2,250          Nike, Inc.                                     154,034
        400          Reebok Intl. Ltd.                               15,728
                                                               ------------
                                                                    239,375
                                                               ------------
                     AUTO MANUFACTURERS: 0.2%
     15,500          Ford Motor Co.                                 248,000
      3,900          General Motors Corp.                           208,260
        910          Paccar, Inc.                                    77,459
                                                               ------------
                                                                    533,719
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
      4,200          Delphi Corp.                                    42,882
        500          Johnson Controls, Inc.                          58,060
                                                               ------------
                                                                    100,942
                                                               ------------
                     BANKS: 1.6%
      2,000          Amsouth Bancorp                                 49,000
     10,100          Bank of America Corp.                          812,342
      3,850          Bank of New York Co., Inc.                     127,512
      5,500          Bank One Corp.                                 250,745
      2,750          BB&T Corp.                                     106,260
      1,200          Charter One Financial, Inc.                     41,460
        350          Comerica, Inc.                                  19,621
        650          First Tennessee National Corp.                  28,665
      5,250          FleetBoston Financial Corp.                    229,163
      1,700          Huntington Bancshares, Inc.                     38,250
      2,200          Keycorp                                         64,504
      1,050          Marshall & Ilsley Corp.                         40,163
      2,000          Mellon Financial Corp.                          64,220
      3,100          National City Corp.                            105,214
        750          North Fork Bancorporation, Inc.                 30,353
      1,100          Northern Trust Corp.                            51,062
      1,400          PNC Financial Services Group, Inc.              76,622
      1,100          Regions Financial Corp.                         40,920
      2,100          SouthTrust Corp.                                68,733
      1,700          State Street Corp.                              88,536
      1,400          SunTrust Banks, Inc.                           100,100
        600          Synovus Financial Corp.                         17,352
        900          Union Planters Corp.                            28,341
      9,850          US Bancorp                                     293,333
     11,200          Wachovia Corp.                                 521,807
      8,450          Wells Fargo & Co.                              497,620
        500          Zions Bancorporation                            30,665
                                                               ------------
                                                                  3,822,563
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.5%
      4,000          Anheuser-Busch Cos., Inc.                 $    210,720
        300          Brown-Forman Corp.                              28,035
     12,450          Coca-Cola Co.                                  631,838
      2,300          Coca-Cola Enterprises, Inc.                     50,301
      1,800          Pepsi Bottling Group, Inc.                      43,524
      8,800          PepsiCo, Inc.                                  410,256
                                                               ------------
                                                                  1,374,674
                                                               ------------
                     BIOTECHNOLOGY: 0.2%
      6,700    @     Amgen, Inc.                                    414,060
        650    @     Biogen IDEC, Inc.                               23,907
      1,250    @     Chiron Corp.                                    71,238
      1,050    @     Genzyme Corp.                                   51,807
        500    @     Medimmune, Inc.                                 12,700
                                                               ------------
                                                                    573,712
                                                               ------------
                     BUILDING MATERIALS: 0.0%
        350    @     American Standard Cos., Inc.                    35,245
      2,250          Masco Corp.                                     61,673
        500          Vulcan Materials Co.                            23,785
                                                               ------------
                                                                    120,703
                                                               ------------
                     CHEMICALS: 0.3%
      1,300          Air Products & Chemicals, Inc.                  68,679
        400          Ashland, Inc.                                   17,624
      5,050          Dow Chemical Co.                               209,928
      1,250          Ecolab, Inc.                                    34,213
        700          Engelhard Corp.                                 20,965
        800          International Flavors & Fragrances, Inc.        27,936
      1,250          PPG Industries, Inc.                            80,025
      1,900          Praxair, Inc.                                   72,580
      1,200          Rohm & Haas Co.                                 51,252
        750          Sherwin-Williams Co.                            26,055
        450          Sigma-Aldrich Corp.                             25,731
                                                               ------------
                                                                    634,988
                                                               ------------
                     COMMERCIAL SERVICES: 0.2%
        850    @     Apollo Group, Inc.                              57,800
      8,850    @     Cendant Corp.                                  197,089
      1,050    @     Concord EFS, Inc.                               15,582
        600    @     Convergys Corp.                                 10,476
        110          Deluxe Corp.                                     4,546
        700          Equifax, Inc.                                   17,150
      1,080          H&R Block, Inc.                                 59,800
        600          McKesson Corp.                                  19,296
        750          Moody's Corp.                                   45,413
      2,350          Paychex, Inc.                                   87,420
      1,300    @     Robert Half Intl., Inc.                         30,342
        700          RR Donnelley & Sons Co.                         21,105
                                                               ------------
                                                                    566,019
                                                               ------------
                     COMPUTERS: 1.0%
      2,900    @     Apple Computer, Inc.                            61,973
        950    @     Computer Sciences Corp.                         42,019
     17,500    @     Dell, Inc.                                     594,299
      2,400          Electronic Data Systems Corp.                   58,896
     19,150    @     EMC Corp.                                      247,418
      1,800    @     Gateway, Inc.                                    8,280
     15,400          Hewlett-Packard Co.                            353,738
      8,700          International Business Machines Corp.          806,315
      1,140    @     Lexmark Intl., Inc.                             89,650
        450    @     NCR Corp.                                       17,460
      2,850    @     Network Appliance, Inc.                         58,511
     16,800    @     Sun Microsystems, Inc.                          75,432
        600    @     Sungard Data Systems, Inc.                      16,626
      1,850    @     Unisys Corp.                                    27,473
                                                               ------------
                                                                  2,458,090
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.6%
        300          Alberto-Culver Co.                              18,924
      1,200          Avon Products, Inc.                             80,988
      2,600          Colgate-Palmolive Co.                          130,130
      8,900          Gillette Co.                                   326,897

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES S

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      3,450          Kimberly-Clark Corp.                      $    203,861
      6,500          Procter & Gamble Co.                           649,220
                                                               ------------
                                                                  1,410,020
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        500          WW Grainger, Inc.                               23,695
                                                               ------------
                                                                     23,695
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.0%
      6,300          American Express Co.                           303,849
        820          Bear Stearns Cos., Inc.                         65,559
      2,020          Capital One Financial Corp.                    123,806
      6,700          Charles Schwab Corp.                            79,328
     26,200          Citigroup, Inc.                              1,271,747
      1,533          Countrywide Financial Corp.                    116,303
      4,790          Fannie Mae                                     359,537
        600          Federated Investors, Inc.                       17,616
      1,200          Franklin Resources, Inc.                        62,472
      3,440          Freddie Mac                                    200,621
      2,400          Goldman Sachs Group, Inc.                      236,952
     17,550          JP Morgan Chase & Co.                          644,611
      1,850          Lehman Brothers Holdings, Inc.                 142,857
      6,350          MBNA Corp.                                     157,798
      7,900          Merrill Lynch & Co., Inc.                      463,335
      7,400          Morgan Stanley                                 428,238
      2,100    @     Providian Financial Corp.                       24,444
      2,100          SLM Corp.                                       79,128
        650          T Rowe Price Group, Inc.                        30,817
                                                               ------------
                                                                  4,809,018
                                                               ------------
                     ELECTRIC: 0.5%
      3,250    @     AES Corp.                                       30,680
        850          Ameren Corp.                                    39,100
      1,750          American Electric Power Co., Inc.               53,393
      1,400          Centerpoint Energy, Inc.                        13,566
      1,250          Cinergy Corp.                                   48,513
        450          Consolidated Edison, Inc.                       19,355
      1,300          Constellation Energy Group, Inc.                50,908
        650          Dominion Resources, Inc.                        41,490
      1,900          Duke Energy Corp.                               38,855
      3,040          Edison Intl.                                    66,666
      1,050          Entergy Corp.                                   59,987
      1,700          Exelon Corp.                                   112,811
      1,700          FirstEnergy Corp.                               59,840
      1,000          FPL Group, Inc.                                 65,420
      1,700          NiSource, Inc.                                  37,298
      2,200    @     PG&E Corp.                                      61,094
        550          Pinnacle West Capital Corp.                     22,011
        850          PPL Corp.                                       37,188
      1,250          Progress Energy, Inc.                           56,575
      1,200          Public Service Enterprise Group, Inc.           52,560
      3,900          Southern Co.                                   117,974
      2,650          TXU Corp.                                       62,858
      2,800          Xcel Energy, Inc.                               47,544
                                                               ------------
                                                                  1,195,686
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
      1,380          American Power Conversion                       33,741
      2,150          Emerson Electric Co.                           139,213
      1,200          Molex, Inc.                                     41,868
                                                               ------------
                                                                    214,822
                                                               ------------
                     ELECTRONICS: 0.1%
      2,350    @     Agilent Technologies, Inc.                      68,713
      1,700          Applera Corp. -- Applied Biosystems
                      Group                                          35,207
        890    @     Jabil Circuit, Inc.                             25,187
        600          Parker Hannifin Corp.                           35,700
        950          PerkinElmer, Inc.                               16,217
      4,450    @     Sanmina-SCI Corp.                               56,115
      4,000    @     Solectron Corp.                                 23,640
      1,250          Symbol Technologies, Inc.                       21,113

  Shares                                                          Value
---------------------------------------------------------------------------
        500          Tektronix, Inc.                           $     15,800
        350    @     Thermo Electron Corp.                            8,820
                                                               ------------
                                                                    306,512
                                                               ------------
                     ENTERTAINMENT: 0.0%
      2,000          International Game Technology                   71,400
                                                               ------------
                                                                     71,400
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
        750    @     Allied Waste Industries, Inc.                   10,410
      3,250          Waste Management, Inc.                          96,200
                                                               ------------
                                                                    106,610
                                                               ------------
                     FOOD: 0.3%
      3,100          Archer-Daniels-Midland Co.                      47,182
      2,000          Campbell Soup Co.                               53,600
      3,550          Conagra Foods, Inc.                             93,684
      1,900          General Mills, Inc.                             86,070
        250          Hershey Foods Corp.                             19,248
      1,750          HJ Heinz Co.                                    63,753
      1,900          Kellogg Co.                                     72,352
      4,050    @     Kroger Co.                                      74,966
        650          McCormick & Co., Inc.                           19,565
        900    @     Safeway, Inc.                                   19,719
      4,000          Sara Lee Corp.                                  86,839
        850          Supervalu, Inc.                                 24,302
      3,100          Sysco Corp.                                    115,412
        590          Winn-Dixie Stores, Inc.                          5,871
      1,050          WM Wrigley Jr Co.                               59,021
                                                               ------------
                                                                    841,584
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.1%
        200          Boise Cascade Corp.                              6,572
      1,350          Georgia-Pacific Corp.                           41,405
      2,650          International Paper Co.                        114,241
      1,050    @     Louisiana-Pacific Corp.                         18,774
      1,100          MeadWestvaco Corp.                              32,725
        300          Temple-Inland, Inc.                             18,801
      1,100          Weyerhaeuser Co.                                70,400
                                                               ------------
                                                                    302,918
                                                               ------------
                     GAS: 0.0%
      1,000          KeySpan Corp.                                   36,800
        150          Peoples Energy Corp.                             6,306
      1,540          Sempra Energy                                   46,292
                                                               ------------
                                                                     89,398
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        620          Black & Decker Corp.                            30,578
        200          Snap-On, Inc.                                    6,448
        500          Stanley Works                                   18,935
                                                               ------------
                                                                     55,961
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.8%
        300          Bausch & Lomb, Inc.                             15,570
      3,350          Baxter Intl., Inc.                             102,242
      1,380          Becton Dickinson & Co.                          56,773
      1,350          Biomet, Inc.                                    49,154
      5,550    @     Boston Scientific Corp.                        204,018
        300          CR Bard, Inc.                                   24,375
      2,680          Guidant Corp.                                  161,336
     14,850          Johnson & Johnson                              767,150
      6,150          Medtronic, Inc.                                298,951
        850    @     St. Jude Medical, Inc.                          52,148
        950          Stryker Corp.                                   80,760
      1,300    @     Zimmer Holdings, Inc.                           91,520
                                                               ------------
                                                                  1,903,997
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.2%
      1,010          Aetna, Inc.                                     68,256
        940    @     Anthem, Inc.                                    70,500
      1,100    @     Humana, Inc.                                    25,135
        500          Manor Care, Inc.                                17,285
        250          Quest Diagnostics                               18,278

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES S

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
      5,100          UnitedHealth Group, Inc.                  $    296,717
      1,310    @     WellPoint Health Networks                      127,057
                                                               ------------
                                                                    623,228
                                                               ------------
                     HOME BUILDERS: 0.0%
        300          Centex Corp.                                    32,295
        360          KB Home                                         26,107
        100          Pulte Homes, Inc.                                9,362
                                                               ------------
                                                                     67,764
                                                               ------------
                     HOME FURNISHINGS: 0.0%
      1,400          Leggett & Platt, Inc.                           30,282
        600          Whirlpool Corp.                                 43,590
                                                               ------------
                                                                     73,872
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.0%
      1,050          Clorox Co.                                      50,988
        800          Fortune Brands, Inc.                            57,192
                                                               ------------
                                                                    108,180
                                                               ------------
                     INSURANCE: 1.0%
      1,800    @@    ACE Ltd.                                        74,556
      2,650          Aflac, Inc.                                     95,877
      3,400          Allstate Corp.                                 146,267
        450          Ambac Financial Group, Inc.                     31,226
     13,200          American Intl. Group                           874,895
        650          AON Corp.                                       15,561
        900          Chubb Corp.                                     61,290
      1,260          Cigna Corp.                                     72,450
        800          Cincinnati Financial Corp.                      33,504
      1,400          Hartford Financial Services Group, Inc.         82,642
        750          Jefferson-Pilot Corp.                           37,988
      1,450          John Hancock Financial Services, Inc.           54,375
      1,250          Lincoln National Corp.                          50,463
      1,050          Marsh & McLennan Cos., Inc.                     50,285
        750          MBIA, Inc.                                      44,423
      3,850          Metlife, Inc.                                  129,629
        500          MGIC Investment Corp.                           28,470
      1,650          Principal Financial Group                       54,566
      1,500          Progressive Corp.                              125,385
      2,700          Prudential Financial, Inc.                     112,779
        900          Safeco Corp.                                    35,037
      1,200          St. Paul Cos.                                   47,580
        850          Torchmark Corp.                                 38,709
      5,200          Travelers Property Casualty Corp.               88,244
        700    @@    XL Capital Ltd.                                 54,285
                                                               ------------
                                                                  2,440,486
                                                               ------------
                     INTERNET: 0.2%
      3,200    @     eBay, Inc.                                     206,688
        700    @     Monster Worldwide, Inc.                         15,372
      2,300    @     Symantec Corp.                                  79,695
      3,250    @     Yahoo!, Inc.                                   146,803
                                                               ------------
                                                                    448,558
                                                               ------------
                     IRON/STEEL: 0.0%
        400          Nucor Corp.                                     22,400
                                                               ------------
                                                                     22,400
                                                               ------------
                     LEISURE TIME: 0.1%
        500          Brunswick Corp.                                 15,915
      1,250          Carnival Corp.                                  49,663
      1,500          Harley-Davidson, Inc.                           71,295
                                                               ------------
                                                                    136,873
                                                               ------------
                     LODGING: 0.0%
        530          Harrah's Entertainment, Inc.                    26,378
      1,850          Hilton Hotels Corp.                             31,691
        500          Marriott Intl., Inc.                            23,100
      1,000          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           35,970
                                                               ------------
                                                                    117,139
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.1%
      1,650          Caterpillar, Inc.                         $    136,983
                                                               ------------
                                                                    136,983
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
      2,050          Deere & Co.                                    133,352
        950          Dover Corp.                                     37,763
      1,500          Rockwell Automation, Inc.                       53,400
                                                               ------------
                                                                    224,515
                                                               ------------
                     MEDIA: 0.7%
     11,200    @     Comcast Corp.                                  368,144
        400          Dow Jones & Co., Inc.                           19,940
      1,350          Gannett Co., Inc.                              120,366
        400          Knight-Ridder, Inc.                             30,948
      1,300          McGraw-Hill Cos., Inc.                          90,896
        340          Meredith Corp.                                  16,595
        750          New York Times Co.                              35,843
     22,800    @     Time Warner, Inc.                              410,171
      1,550          Tribune Co.                                     79,980
      8,800          Viacom, Inc.                                   390,544
      9,850          Walt Disney Co.                                229,801
                                                               ------------
                                                                  1,793,228
                                                               ------------
                     MINING: 0.1%
      4,300          Alcoa, Inc.                                    163,400
      1,200          Freeport-McMoRan Copper & Gold, Inc.            50,556
      2,050          Newmont Mining Corp.                            99,651
        600    @     Phelps Dodge Corp.                              45,654
                                                               ------------
                                                                    359,261
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 1.2%
      6,650          3M Co.                                         565,450
        500          Cooper Industries Ltd.                          28,965
        200          Crane Co.                                        6,148
      1,000          Danaher Corp.                                   91,750
      1,410          Eastman Kodak Co.                               36,195
        450          Eaton Corp.                                     48,591
     50,850          General Electric Co.                         1,575,332
      4,300          Honeywell Intl., Inc.                          143,749
      1,550          Illinois Tool Works, Inc.                      130,061
        800    @@    Ingersoll-Rand Co.                              54,304
        400          ITT Industries, Inc.                            29,684
        600          Pall Corp.                                      16,098
        570          Textron, Inc.                                   32,524
     10,100    @@    Tyco Intl. Ltd.                                267,650
                                                               ------------
                                                                  3,026,501
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
      1,350          Pitney Bowes, Inc.                              54,837
      3,750    @     Xerox Corp.                                     51,750
                                                               ------------
                                                                    106,587
                                                               ------------
                     OIL AND GAS: 1.2%
        620          Amerada Hess Corp.                              32,965
      1,200          Anadarko Petroleum Corp.                        61,212
        336          Apache Corp.                                    27,250
        950          Burlington Resources, Inc.                      52,611
      7,250          ChevronTexaco Corp.                            626,327
      4,650          ConocoPhillips                                 304,901
      2,000          Devon Energy Corp.                             114,520
        600          EOG Resources, Inc.                             27,702
     33,800          Exxon Mobil Corp.                            1,385,799
        500          Kerr-McGee Corp.                                23,245
      2,150          Marathon Oil Corp.                              71,144
        850  @, @@   Nabors Industries Ltd.                          35,275
        300    @     Noble Corp.                                     10,734
      3,210          Occidental Petroleum Corp.                     135,590
        450          Sunoco, Inc.                                    23,018
        600    @     Transocean, Inc.                                14,406
      1,450          Unocal Corp.                                    53,404
                                                               ------------
                                                                  3,000,103
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES S

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
        750    @     BJ Services Co.                           $     26,925
        900          Halliburton Co.                                 23,400
                                                               ------------
                                                                     50,325
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
        430          Ball Corp.                                      25,615
        400          Bemis Co.                                       20,000
      1,200    @     Pactiv Corp.                                    28,680
        700    @     Sealed Air Corp.                                37,898
                                                               ------------
                                                                    112,193
                                                               ------------
                     PHARMACEUTICALS: 1.5%
      7,850          Abbott Laboratories                            365,810
        700          Allergan, Inc.                                  53,767
      4,050          Bristol-Myers Squibb Co.                       115,830
      5,800          Eli Lilly & Co.                                407,914
        400    @     Express Scripts, Inc.                           26,572
        750    @     Forest Laboratories, Inc.                       46,350
      1,500    @     King Pharmaceuticals, Inc.                      22,890
      1,796    @     Medco Health Solutions, Inc.                    61,046
     11,550          Merck & Co., Inc.                              533,610
     39,640          Pfizer, Inc.                                 1,400,480
        900    @     Watson Pharmaceuticals, Inc.                    41,400
      7,200          Wyeth                                          305,640
                                                               ------------
                                                                  3,381,309
                                                               ------------
                     PIPELINES: 0.0%
        650          Kinder Morgan, Inc.                             38,415
      2,650          Williams Cos., Inc.                             26,023
                                                               ------------
                                                                     64,438
                                                               ------------
                     REAL ESTATE: 0.1%
      1,900          Equity Office Properties Trust                  54,435
      1,350          Equity Residential                              39,839
        950          Simon Property Group, Inc.                      44,023
                                                               ------------
                                                                    138,297
                                                               ------------
                     RETAIL: 1.8%
      2,200    @     Autonation, Inc.                                40,414
      2,100    @     Bed Bath & Beyond, Inc.                         91,035
      2,800          Best Buy Co., Inc.                             146,272
        900    @     Big Lots, Inc.                                  12,789
      3,150    @     Costco Wholesale Corp.                         117,117
      1,950          CVS Corp.                                       70,434
      1,200          Darden Restaurants, Inc.                        25,248
      2,700          Dollar General Corp.                            56,673
      1,200          Family Dollar Stores                            43,056
      1,600          Federated Department Stores                     75,408
      7,630          Gap, Inc.                                      177,092
     19,550          Home Depot, Inc.                               693,829
        550          JC Penney Co., Inc.                             14,454
      3,550          Limited Brands                                  64,007
      3,770          Lowe's Cos., Inc.                              208,820
      1,550          May Department Stores Co.                       45,059
     10,750          McDonald's Corp.                               266,922
        700          Nordstrom, Inc.                                 24,010
      1,990    @     Office Depot, Inc.                              33,253
      1,390          RadioShack Corp.                                42,645
      1,450          Sears Roebuck And Co.                           65,961
      4,070    @     Staples, Inc.                                  111,111
      3,500    @     Starbucks Corp.                                115,710
        750          Tiffany & Co.                                   33,900
      1,000          TJX Cos., Inc.                                  22,050
      1,150    @     Toys R US, Inc.                                 14,536
     22,200          Wal-Mart Stores, Inc.                        1,177,709
      6,900          Walgreen Co.                                   251,022
        900          Wendy's Intl., Inc.                             35,316
      2,000    @     Yum! Brands, Inc.                               68,800
                                                               ------------
                                                                  4,144,652
                                                               ------------
                     SAVINGS AND LOANS: 0.1%
        760          Golden West Financial Corp.                     78,424
      4,700          Washington Mutual, Inc.                        188,564
                                                               ------------
                                                                    266,988
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 1.0%
      3,350    @     Altera Corp.                              $     76,045
      1,950    @     Analog Devices, Inc.                            89,018
     11,350    @     Applied Materials, Inc.                        254,808
      2,850    @     Applied Micro Circuits Corp.                    17,043
        600    @     Broadcom Corp.                                  20,454
     44,200          Intel Corp.                                  1,423,239
      1,600          Linear Technology Corp.                         67,312
      1,600    @     LSI Logic Corp.                                 14,192
      2,700          Maxim Integrated Products                      134,460
      1,000    @     National Semiconductor Corp.                    39,410
        700    @     Novellus Systems, Inc.                          29,435
        900    @     Nvidia Corp.                                    20,925
        640    @     Qlogic Corp.                                    33,024
      1,000    @     Teradyne, Inc.                                  25,450
      8,450          Texas Instruments, Inc.                        248,261
      1,700    @     Xilinx, Inc.                                    65,858
                                                               ------------
                                                                  2,558,934
                                                               ------------
                     SOFTWARE: 1.1%
      2,000          Adobe Systems, Inc.                             78,600
        700          Autodesk, Inc.                                  17,206
      3,250          Automatic Data Processing                      128,733
      1,010    @     BMC Software, Inc.                              18,837
      1,200    @     Citrix Systems, Inc.                            25,452
      2,750          Computer Associates Intl., Inc.                 75,185
      2,450    @     Compuware Corp.                                 14,798
      1,420    @     Electronic Arts, Inc.                           67,848
      3,750          First Data Corp.                               154,088
        900    @     Fiserv, Inc.                                    35,559
      2,400          IMS Health, Inc.                                59,664
        950    @     Intuit, Inc.                                    50,265
        710    @     Mercury Interactive Corp.                       34,534
     55,100          Microsoft Corp.                              1,517,453
      3,200    @     Novell, Inc.                                    33,664
     26,600    @     Oracle Corp.                                   351,119
      1,500    @     Peoplesoft, Inc.                                34,200
      3,940    @     Siebel Systems, Inc.                            54,648
      3,400    @     Veritas Software Corp.                         126,344
                                                               ------------
                                                                  2,878,197
                                                               ------------
                     TELECOMMUNICATIONS: 1.3%
      1,550          Alltel Corp.                                    72,199
      4,000          AT&T Corp.                                      81,200
      5,550    @     AT&T Wireless Services, Inc.                    44,345
      3,300    @     Avaya, Inc.                                     42,702
     12,500          Bellsouth Corp.                                353,750
        800          CenturyTel, Inc.                                26,096
      2,950    @     Ciena Corp.                                     19,588
     35,150    @     Cisco Systems, Inc.                            853,793
      1,200    @     Comverse Technology, Inc.                       21,108
      5,700    @     Corning, Inc.                                   59,451
     11,200          Motorola, Inc.                                 157,584
      9,600    @     Nextel Communications, Inc.                    269,376
      3,850          Qualcomm, Inc.                                 207,631
     17,000          SBC Communications, Inc.                       443,190
      1,250          Scientific-Atlanta, Inc.                        34,125
      4,600          Sprint Corp.-FON Group                          75,532
        700    @     Tellabs, Inc.                                    5,901
     13,900          Verizon Communications, Inc.                   487,611
                                                               ------------
                                                                  3,255,182
                                                               ------------
                     TEXTILES: 0.0%
        350          Cintas Corp.                                    17,546
                                                               ------------
                                                                     17,546
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES S

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TOYS/GAMES/HOBBIES: 0.0%
      1,300          Hasbro, Inc.                              $     27,664
      3,680          Mattel, Inc.                                    70,914
                                                               ------------
                                                                     98,578
                                                               ------------
                     TRANSPORTATION: 0.3%
      1,800          Burlington Northern Santa Fe Corp.              58,230
      1,350          FedEx Corp.                                     91,125
      2,050          Norfolk Southern Corp.                          48,483
        500          Ryder System, Inc.                              17,075
        500          Union Pacific Corp.                             34,740
      5,650          United Parcel Service, Inc.                    421,207
                                                               ------------
                                                                    670,860
                                                               ------------
                     Total Common Stock
                      (Cost $45,777,805)                         53,662,318
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 46.5%
                     FEDERAL HOME LOAN BANK: 14.3%
$40,000,000          3.140%, due 09/14/07                        35,667,520
                                                               ------------
                                                                 35,667,520
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 32.2%
 50,000,000          3.350%, due 09/14/07                        44,405,949
 40,000,000          3.230%, due 09/14/07                        35,772,440
    538,000          3.170%, due 09/15/07                           480,734
                                                               ------------
                                                                 80,659,123
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $115,302,419)                       116,326,643
                                                               ------------
U.S. TREASURY OBLIGATIONS: 27.6%
                     U.S. TREASURY: 27.6%
 76,135,000          2.730%, due 08/15/07                        69,062,059
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $68,143,076)                         69,062,059
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
OTHER BONDS: 4.1%
                     SOVEREIGN: 4.1%
$10,163,000          Israel Trust, 3.380%, due 11/15/07        $  8,970,291
  1,450,000          Turkey Trust, 3.380%, due 11/15/07           1,279,831
                                                               ------------
                     Total Other Bonds
                      (Cost $10,283,603)                         10,250,122
                                                               ------------
                     Total Long-Term Investments
                      (Cost $239,506,903)                       249,301,142
                                                               ------------
SHORT-TERM INVESTMENTS: 0.5%
                     REPURCHASE AGREEMENT: 0.5%
  1,180,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $1,180,065 to be received upon
                      repurchase (Collateralized by
                      $1,205,000 Federal Home Loan Bank,
                      4.500%, Market Value $1,204,022 due
                      11/15/12)                                   1,180,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $1,180,000)                           1,180,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $240,686,903)*                    100.1%   $250,481,142
              OTHER ASSETS AND LIABILITIES-NET          (0.1)       (188,743)
                                                       -----    ------------
              NET ASSETS                               100.0%   $250,292,399
                                                       =====    ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $241,657,610. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $9,148,791
      Gross Unrealized Depreciation                                 (325,259)
                                                                  ----------
      Net Unrealized Appreciation                                 $8,823,532
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES T

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 26.1%
                     ADVERTISING: 0.1%
      2,300    @     Interpublic Group of Cos., Inc.           $     35,880
      1,250          Omnicom Group                                  109,163
                                                               ------------
                                                                    145,043
                                                               ------------
                     AEROSPACE/DEFENSE: 0.4%
      4,150          Boeing Co.                                     174,881
      1,300          General Dynamics Corp.                         117,507
        200          Goodrich Corp.                                   5,938
      2,150          Lockheed Martin Corp.                          110,510
        990          Rockwell Collins, Inc.                          29,730
      3,050          United Technologies Corp.                      289,048
                                                               ------------
                                                                    727,614
                                                               ------------
                     AGRICULTURE: 0.3%
      9,800          Altria Group, Inc.                             533,316
      1,750          Monsanto Co.                                    50,365
        400          RJ Reynolds Tobacco Holdings, Inc.              23,260
                                                               ------------
                                                                    606,941
                                                               ------------
                     AIRLINES: 0.0%
      1,550          Southwest Airlines Co.                          25,017
                                                               ------------
                                                                     25,017
                                                               ------------
                     APPAREL: 0.1%
        950          Jones Apparel Group, Inc.                       33,469
        730          Liz Claiborne, Inc.                             25,886
      2,150          Nike, Inc.                                     147,188
        300          Reebok Intl. Ltd.                               11,796
                                                               ------------
                                                                    218,339
                                                               ------------
                     AUTO MANUFACTURERS: 0.3%
     14,940          Ford Motor Co.                                 239,040
      3,700          General Motors Corp.                           197,580
      1,000          Paccar, Inc.                                    85,120
                                                               ------------
                                                                    521,740
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.0%
      4,200          Delphi Corp.                                    42,882
        350          Johnson Controls, Inc.                          40,642
                                                               ------------
                                                                     83,524
                                                               ------------
                     BANKS: 2.0%
      1,550          Amsouth Bancorp                                 37,975
      9,600          Bank of America Corp.                          772,127
      3,700          Bank of New York Co., Inc.                     122,544
      5,400          Bank One Corp.                                 246,186
      2,650          BB&T Corp.                                     102,396
        950          Charter One Financial, Inc.                     32,823
        350          Comerica, Inc.                                  19,621
        700          First Tennessee National Corp.                  30,870
      5,300          FleetBoston Financial Corp.                    231,345
      1,200          Huntington Bancshares, Inc.                     27,000
      1,750          Keycorp                                         51,310
      1,100          Marshall & Ilsley Corp.                         42,075
      2,250          Mellon Financial Corp.                          72,248
      3,050          National City Corp.                            103,517
        700          North Fork Bancorporation, Inc.                 28,329
      1,100          Northern Trust Corp.                            51,062
      1,450          PNC Financial Services Group, Inc.              79,359
      1,150          Regions Financial Corp.                         42,780
      2,150          SouthTrust Corp.                                70,370
      1,700          State Street Corp.                              88,536
      1,350          SunTrust Banks, Inc.                            96,525
        600          Synovus Financial Corp.                         17,352
        850          Union Planters Corp.                            26,767
      9,700          US Bancorp                                     288,865
     10,750          Wachovia Corp.                                 500,842
      8,050          Wells Fargo & Co.                              474,064
        600          Zions Bancorporation                            36,798
                                                               ------------
                                                                  3,693,686
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.7%
      4,200          Anheuser-Busch Cos., Inc.                 $    221,256
        250          Brown-Forman Corp.                              23,363
     11,900          Coca-Cola Co.                                  603,924
      1,650          Coca-Cola Enterprises, Inc.                     36,086
      1,400          Pepsi Bottling Group, Inc.                      33,852
      8,350          PepsiCo, Inc.                                  389,277
                                                               ------------
                                                                  1,307,758
                                                               ------------
                     BIOTECHNOLOGY: 0.3%
      6,450    @     Amgen, Inc.                                    398,610
        600    @     Biogen IDEC, Inc.                               22,068
      1,200    @     Chiron Corp.                                    68,388
      1,100    @     Genzyme Corp.                                   54,274
        450    @     Medimmune, Inc.                                 11,430
                                                               ------------
                                                                    554,770
                                                               ------------
                     BUILDING MATERIALS: 0.1%
        350    @     American Standard Cos., Inc.                    35,245
      2,450          Masco Corp.                                     67,154
        750          Vulcan Materials Co.                            35,678
                                                               ------------
                                                                    138,077
                                                               ------------
                     CHEMICALS: 0.3%
      1,000          Air Products & Chemicals, Inc.                  52,830
        400          Ashland, Inc.                                   17,624
      4,650          Dow Chemical Co.                               193,301
      1,100          Ecolab, Inc.                                    30,107
      1,100          Engelhard Corp.                                 32,945
        600          International Flavors & Fragrances, Inc.        20,952
      1,200          PPG Industries, Inc.                            76,824
      1,400          Praxair, Inc.                                   53,480
      1,200          Rohm & Haas Co.                                 51,252
        800          Sherwin-Williams Co.                            27,792
        400          Sigma-Aldrich Corp.                             22,872
                                                               ------------
                                                                    579,979
                                                               ------------
                     COMMERCIAL SERVICES: 0.3%
        900    @     Apollo Group, Inc.                              61,200
      8,700    @     Cendant Corp.                                  193,748
      1,000    @     Concord EFS, Inc.                               14,840
      1,000    @     Convergys Corp.                                 17,460
        100          Deluxe Corp.                                     4,133
        550          Equifax, Inc.                                   13,475
      1,200          H&R Block, Inc.                                 66,444
        550          McKesson Corp.                                  17,688
        750          Moody's Corp.                                   45,413
      2,250          Paychex, Inc.                                   83,700
        900    @     Robert Half Intl., Inc.                         21,006
        550          RR Donnelley & Sons Co.                         16,583
                                                               ------------
                                                                    555,690
                                                               ------------
                     COMPUTERS: 1.2%
      2,350    @     Apple Computer, Inc.                            50,220
        900    @     Computer Sciences Corp.                         39,807
     16,650    @     Dell, Inc.                                     565,433
      2,350          Electronic Data Systems Corp.                   57,669
     17,150    @     EMC Corp.                                      221,578
      1,700    @     Gateway, Inc.                                    7,820
     14,450          Hewlett-Packard Co.                            331,917
      8,200          International Business Machines Corp.          759,975
      1,080    @     Lexmark Intl., Inc.                             84,931
      2,300    @     Network Appliance, Inc.                         47,219
     15,900    @     Sun Microsystems, Inc.                          71,391
      1,150    @     Sungard Data Systems, Inc.                      31,867
      1,450    @     Unisys Corp.                                    21,533
                                                               ------------
                                                                  2,291,360
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.7%
        300          Alberto-Culver Co.                              18,924
      1,150          Avon Products, Inc.                             77,614
      2,700          Colgate-Palmolive Co.                          135,135
      8,450          Gillette Co.                                   310,369

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES T

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      3,300          Kimberly-Clark Corp.                      $    194,997
      6,200          Procter & Gamble Co.                           619,255
                                                               ------------
                                                                  1,356,294
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        450          WW Grainger, Inc.                               21,326
                                                               ------------
                                                                     21,326
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.5%
      6,150          American Express Co.                           296,615
        840          Bear Stearns Cos., Inc.                         67,158
      1,900          Capital One Financial Corp.                    116,451
      6,400          Charles Schwab Corp.                            75,776
     24,650          Citigroup, Inc.                              1,196,510
      1,467          Countrywide Financial Corp.                    111,247
      4,700          Fannie Mae                                     352,782
        500          Federated Investors, Inc.                       14,680
      1,300          Franklin Resources, Inc.                        67,678
      3,450          Freddie Mac                                    201,204
      2,400          Goldman Sachs Group, Inc.                      236,952
     16,900          JP Morgan Chase & Co.                          620,736
      1,750          Lehman Brothers Holdings, Inc.                 135,135
      6,050          MBNA Corp.                                     150,343
      7,600          Merrill Lynch & Co., Inc.                      445,740
      7,000          Morgan Stanley                                 405,090
      1,710    @     Providian Financial Corp.                       19,904
      1,950          SLM Corp.                                       73,476
        550          T Rowe Price Group, Inc.                        26,076
                                                               ------------
                                                                  4,613,553
                                                               ------------
                     ELECTRIC: 0.6%
      4,400    @     AES Corp.                                       41,536
        650          Ameren Corp.                                    29,900
      2,250          American Electric Power Co., Inc.               68,648
      1,500          Centerpoint Energy, Inc.                        14,535
        900          Cinergy Corp.                                   34,929
        450          Consolidated Edison, Inc.                       19,355
        900          Constellation Energy Group, Inc.                35,244
        650          Dominion Resources, Inc.                        41,490
      1,550          Duke Energy Corp.                               31,698
      2,950          Edison Intl.                                    64,694
      1,300          Entergy Corp.                                   74,268
      1,600          Exelon Corp.                                   106,175
      1,600          FirstEnergy Corp.                               56,320
      1,050          FPL Group, Inc.                                 68,691
      1,100          NiSource, Inc.                                  24,134
      1,750    @     PG&E Corp.                                      48,598
        350          Pinnacle West Capital Corp.                     14,007
        700          PPL Corp.                                       30,625
      1,200          Progress Energy, Inc.                           54,312
      1,100          Public Service Enterprise Group, Inc.           48,180
      3,750          Southern Co.                                   113,437
      1,950          TXU Corp.                                       46,254
      2,650          Xcel Energy, Inc.                               44,997
                                                               ------------
                                                                  1,112,027
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
      1,120          American Power Conversion                       27,384
      2,150          Emerson Electric Co.                           139,213
        800          Molex, Inc.                                     27,912
                                                               ------------
                                                                    194,509
                                                               ------------
                     ELECTRONICS: 0.1%
      1,850    @     Agilent Technologies, Inc.                      54,094
      1,200          Applera Corp. -- Applied Biosystems
                      Group                                          24,852
      1,000    @     Jabil Circuit, Inc.                             28,300
        600          Parker Hannifin Corp.                           35,700
        800          PerkinElmer, Inc.                               13,656
      3,600    @     Sanmina-SCI Corp.                               45,396
      3,200    @     Solectron Corp.                                 18,912
      1,000          Symbol Technologies, Inc.                       16,890
        500    @     Thermo Electron Corp.                           12,600
                                                               ------------
                                                                    250,400
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     ENTERTAINMENT: 0.0%
      1,750          International Game Technology             $     62,475
                                                               ------------
                                                                     62,475
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
      1,000    @     Allied Waste Industries, Inc.                   13,880
      2,500          Waste Management, Inc.                          74,000
                                                               ------------
                                                                     87,880
                                                               ------------
                     FOOD: 0.4%
      2,450          Archer-Daniels-Midland Co.                      37,289
      1,600          Campbell Soup Co.                               42,880
      3,350          Conagra Foods, Inc.                             88,406
      1,900          General Mills, Inc.                             86,069
        250          Hershey Foods Corp.                             19,248
      1,700          HJ Heinz Co.                                    61,931
      2,000          Kellogg Co.                                     76,160
      3,750    @     Kroger Co.                                      69,413
        550          McCormick & Co., Inc.                           16,555
        850    @     Safeway, Inc.                                   18,624
      3,900          Sara Lee Corp.                                  84,669
        750          Supervalu, Inc.                                 21,443
      3,300          Sysco Corp.                                    122,858
        800          Winn-Dixie Stores, Inc.                          7,960
      1,150          WM Wrigley Jr Co.                               64,642
                                                               ------------
                                                                    818,147
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.1%
        150          Boise Cascade Corp.                              4,929
      1,150          Georgia-Pacific Corp.                           35,271
      2,100          International Paper Co.                         90,530
      1,000    @     Louisiana-Pacific Corp.                         17,880
        350          MeadWestvaco Corp.                              10,413
        250          Temple-Inland, Inc.                             15,668
      1,100          Weyerhaeuser Co.                                70,400
                                                               ------------
                                                                    245,091
                                                               ------------
                     GAS: 0.0%
        700          KeySpan Corp.                                   25,760
        200          Peoples Energy Corp.                             8,408
      1,100          Sempra Energy                                   33,066
                                                               ------------
                                                                     67,234
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        490          Black & Decker Corp.                            24,167
        200          Snap-On, Inc.                                    6,448
        400          Stanley Works                                   15,148
                                                               ------------
                                                                     45,763
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.9%
        300          Bausch & Lomb, Inc.                             15,570
      3,250          Baxter Intl., Inc.                              99,190
      1,100          Becton Dickinson & Co.                          45,254
        950          Biomet, Inc.                                    34,590
      5,300    @     Boston Scientific Corp.                        194,828
        250          CR Bard, Inc.                                   20,313
      2,520          Guidant Corp.                                  151,704
     14,150          Johnson & Johnson                              730,988
      6,150          Medtronic, Inc.                                298,951
      1,000    @     St. Jude Medical, Inc.                          61,350
      1,050          Stryker Corp.                                   89,261
      1,050    @     Zimmer Holdings, Inc.                           73,920
                                                               ------------
                                                                  1,815,919
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.3%
        830          Aetna, Inc.                                     56,091
        880    @     Anthem, Inc.                                    66,000
        900    @     Humana, Inc.                                    20,565
        500          Manor Care, Inc.                                17,285
        200          Quest Diagnostics                               14,622

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES T

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
      4,850          UnitedHealth Group, Inc.                  $    282,174
      1,260    @     WellPoint Health Networks                      122,207
                                                               ------------
                                                                    578,944
                                                               ------------
                     HOME BUILDERS: 0.0%
        390          Centex Corp.                                    41,983
        330          KB Home                                         23,932
        100          Pulte Homes, Inc.                                9,362
                                                               ------------
                                                                     75,277
                                                               ------------
                     HOME FURNISHINGS: 0.0%
      1,000          Leggett & Platt, Inc.                           21,630
        550          Whirlpool Corp.                                 39,958
                                                               ------------
                                                                     61,588
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
      1,200          Clorox Co.                                      58,272
        700          Fortune Brands, Inc.                            50,043
                                                               ------------
                                                                    108,315
                                                               ------------
                     INSURANCE: 1.2%
      1,450    @@    ACE Ltd.                                        60,059
      2,650          Aflac, Inc.                                     95,877
      3,600          Allstate Corp.                                 154,871
        500          Ambac Financial Group, Inc.                     34,695
     12,700          American Intl. Group                           841,755
        600          AON Corp.                                       14,364
        900          Chubb Corp.                                     61,290
        920          Cigna Corp.                                     52,900
        650          Cincinnati Financial Corp.                      27,222
      1,350          Hartford Financial Services Group, Inc.         79,691
        600          Jefferson-Pilot Corp.                           30,390
      1,200          John Hancock Financial Services, Inc.           45,000
      1,150          Lincoln National Corp.                          46,426
      1,000          Marsh & McLennan Cos., Inc.                     47,890
        700          MBIA, Inc.                                      41,461
      3,700          Metlife, Inc.                                  124,578
        500          MGIC Investment Corp.                           28,470
      1,550          Principal Financial Group                       51,259
      1,450          Progressive Corp.                              121,206
      2,600          Prudential Financial, Inc.                     108,602
        950          Safeco Corp.                                    36,984
      1,000          St. Paul Cos.                                   39,650
        450          Torchmark Corp.                                 20,493
      4,950          Travelers Property Casualty Corp.               84,002
        700    @@    XL Capital Ltd.                                 54,285
                                                               ------------
                                                                  2,303,420
                                                               ------------
                     INTERNET: 0.2%
      3,100    @     eBay, Inc.                                     200,229
        700    @     Monster Worldwide, Inc.                         15,372
      2,300    @     Symantec Corp.                                  79,695
      3,100    @     Yahoo!, Inc.                                   140,027
                                                               ------------
                                                                    435,323
                                                               ------------
                     IRON/STEEL: 0.0%
        400          Nucor Corp.                                     22,400
                                                               ------------
                                                                     22,400
                                                               ------------
                     LEISURE TIME: 0.1%
        560          Brunswick Corp.                                 17,825
      1,200          Carnival Corp.                                  47,676
      1,450          Harley-Davidson, Inc.                           68,918
                                                               ------------
                                                                    134,419
                                                               ------------
                     LODGING: 0.1%
        550          Harrah's Entertainment, Inc.                    27,374
      1,300          Hilton Hotels Corp.                             22,269
        450          Marriott Intl., Inc.                            20,790
        800          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           28,776
                                                               ------------
                                                                     99,209
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.1%
      1,700          Caterpillar, Inc.                         $    141,134
                                                               ------------
                                                                    141,134
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
      1,950          Deere & Co.                                    126,848
        800          Dover Corp.                                     31,800
      1,500          Rockwell Automation, Inc.                       53,400
                                                               ------------
                                                                    212,048
                                                               ------------
                     MEDIA: 0.9%
     10,800    @     Comcast Corp.                                  354,996
        300          Dow Jones & Co., Inc.                           14,955
      1,300          Gannett Co., Inc.                              115,908
        300          Knight-Ridder, Inc.                             23,211
      1,100          McGraw-Hill Cos., Inc.                          76,912
        300          Meredith Corp.                                  14,643
        600          New York Times Co.                              28,674
     22,650    @     Time Warner, Inc.                              407,473
      1,550          Tribune Co.                                     79,980
      8,400          Viacom, Inc.                                   372,792
     10,350          Walt Disney Co.                                241,466
                                                               ------------
                                                                  1,731,010
                                                               ------------
                     MINING: 0.2%
      4,350          Alcoa, Inc.                                    165,299
        850          Freeport-McMoRan Copper & Gold, Inc.            35,811
      1,950          Newmont Mining Corp.                            94,790
        450    @     Phelps Dodge Corp.                              34,241
                                                               ------------
                                                                    330,141
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 1.5%
      6,350          3M Co.                                         539,940
        350          Cooper Industries Ltd.                          20,276
        100          Crane Co.                                        3,074
      1,000          Danaher Corp.                                   91,750
      1,380          Eastman Kodak Co.                               35,425
        300          Eaton Corp.                                     32,394
     48,000          General Electric Co.                         1,487,039
      4,100          Honeywell Intl., Inc.                          137,063
      1,500          Illinois Tool Works, Inc.                      125,865
        650    @@    Ingersoll-Rand Co.                              44,122
        330          ITT Industries, Inc.                            24,489
        500          Pall Corp.                                      13,415
        650          Textron, Inc.                                   37,089
     10,150    @@    Tyco Intl. Ltd.                                268,975
                                                               ------------
                                                                  2,860,916
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.0%
      1,050          Pitney Bowes, Inc.                              42,651
      3,700    @     Xerox Corp.                                     51,060
                                                               ------------
                                                                     93,711
                                                               ------------
                     OIL AND GAS: 1.4%
        600          Amerada Hess Corp.                              31,902
      1,000          Anadarko Petroleum Corp.                        51,010
        302          Apache Corp.                                    24,492
        750          Burlington Resources, Inc.                      41,535
      6,900          ChevronTexaco Corp.                            596,091
      4,400          ConocoPhillips                                 288,508
      1,900          Devon Energy Corp.                             108,794
        500          EOG Resources, Inc.                             23,085
     32,200          Exxon Mobil Corp.                            1,320,199
        400          Kerr-McGee Corp.                                18,596
      1,400          Marathon Oil Corp.                              46,326
        550  @, @@   Nabors Industries Ltd.                          22,825
        700    @     Noble Corp.                                     25,046
      3,050          Occidental Petroleum Corp.                     128,832
        650          Sunoco, Inc.                                    33,248
        560    @     Transocean, Inc.                                13,446
      1,400          Unocal Corp.                                    51,562
                                                               ------------
                                                                  2,825,497
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES T

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
        600    @     BJ Services Co.                           $     21,540
        850          Halliburton Co.                                 22,100
                                                               ------------
                                                                     43,640
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.0%
        300          Ball Corp.                                      17,871
        300          Bemis Co.                                       15,000
        700    @     Pactiv Corp.                                    16,730
        600    @     Sealed Air Corp.                                32,484
                                                               ------------
                                                                     82,085
                                                               ------------
                     PHARMACEUTICALS: 1.6%
      7,850          Abbott Laboratories                            365,810
        650          Allergan, Inc.                                  49,927
      3,950          Bristol-Myers Squibb Co.                       112,970
      5,550          Eli Lilly & Co.                                390,331
        400    @     Express Scripts, Inc.                           26,572
        700    @     Forest Laboratories, Inc.                       43,260
      1,220    @     King Pharmaceuticals, Inc.                      18,617
      1,441    @     Medco Health Solutions, Inc.                    48,980
     11,100          Merck & Co., Inc.                              512,819
     37,220          Pfizer, Inc.                                 1,314,982
        600    @     Watson Pharmaceuticals, Inc.                    27,600
      6,650          Wyeth                                          282,293
                                                               ------------
                                                                  3,194,161
                                                               ------------
                     PIPELINES: 0.0%
        550          Kinder Morgan, Inc.                             32,505
      2,150          Williams Cos., Inc.                             21,113
                                                               ------------
                                                                     53,618
                                                               ------------
                     REAL ESTATE: 0.1%
      2,050          Equity Office Properties Trust                  58,733
      1,300          Equity Residential                              38,363
        900          Simon Property Group, Inc.                      41,706
                                                               ------------
                                                                    138,802
                                                               ------------
                     RETAIL: 2.1%
      2,150    @     Autonation, Inc.                                39,496
      1,850    @     Bed Bath & Beyond, Inc.                         80,198
      2,700          Best Buy Co., Inc.                             141,048
        400    @     Big Lots, Inc.                                   5,684
      3,000    @     Costco Wholesale Corp.                         111,540
      1,850          CVS Corp.                                       66,822
        900          Darden Restaurants, Inc.                        18,936
      2,000          Dollar General Corp.                            41,980
      1,200          Family Dollar Stores                            43,056
      1,250          Federated Department Stores                     58,913
      7,390          Gap, Inc.                                      171,522
     18,600          Home Depot, Inc.                               660,113
        970          JC Penney Co., Inc.                             25,492
      3,000          Limited Brands                                  54,090
      3,940          Lowe's Cos., Inc.                              218,236
      1,250          May Department Stores Co.                       36,338
     10,350          McDonald's Corp.                               256,990
        600          Nordstrom, Inc.                                 20,580
      2,000    @     Office Depot, Inc.                              33,420
      1,110          RadioShack Corp.                                34,055
      1,400          Sears Roebuck And Co.                           63,686
      4,220    @     Staples, Inc.                                  115,206
      3,350    @     Starbucks Corp.                                110,751
        600          Tiffany & Co.                                   27,120
        800          TJX Cos., Inc.                                  17,640
      1,150    @     Toys R US, Inc.                                 14,536
     21,200          Wal-Mart Stores, Inc.                        1,124,659
      6,600          Walgreen Co.                                   240,107
        850          Wendy's Intl., Inc.                             33,354
      1,950    @     Yum! Brands, Inc.                               67,080
                                                               ------------
                                                                  3,932,648
                                                               ------------
                     SAVINGS AND LOANS: 0.1%
        710          Golden West Financial Corp.                     73,265
      4,450          Washington Mutual, Inc.                        178,534
                                                               ------------
                                                                    251,799
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 1.2%
      3,150    @     Altera Corp.                              $     71,505
      1,550    @     Analog Devices, Inc.                            70,758
     10,950    @     Applied Materials, Inc.                        245,827
      2,300    @     Applied Micro Circuits Corp.                    13,754
        550    @     Broadcom Corp.                                  18,750
     42,000          Intel Corp.                                  1,352,399
      1,550          Linear Technology Corp.                         65,209
      1,100    @     LSI Logic Corp.                                  9,757
      2,550          Maxim Integrated Products                      126,990
      1,000    @     National Semiconductor Corp.                    39,410
        750    @     Novellus Systems, Inc.                          31,538
        700    @     Nvidia Corp.                                    16,275
        350    @     Qlogic Corp.                                    18,060
        950    @     Teradyne, Inc.                                  24,178
      8,200          Texas Instruments, Inc.                        240,915
      1,650    @     Xilinx, Inc.                                    63,921
                                                               ------------
                                                                  2,409,246
                                                               ------------
                     SOFTWARE: 1.4%
      1,900          Adobe Systems, Inc.                             74,670
        500          Autodesk, Inc.                                  12,290
      3,050          Automatic Data Processing                      120,811
        800    @     BMC Software, Inc.                              14,920
      1,300    @     Citrix Systems, Inc.                            27,573
      2,800          Computer Associates Intl., Inc.                 76,552
      1,950    @     Compuware Corp.                                 11,778
      1,500    @     Electronic Arts, Inc.                           71,670
      3,550          First Data Corp.                               145,870
      1,000    @     Fiserv, Inc.                                    39,510
      2,300          IMS Health, Inc.                                57,178
        800    @     Intuit, Inc.                                    42,328
        500    @     Mercury Interactive Corp.                       24,320
     51,800          Microsoft Corp.                              1,426,571
      2,550    @     Novell, Inc.                                    26,826
     24,350    @     Oracle Corp.                                   321,420
      1,200    @     Peoplesoft, Inc.                                27,360
      3,170    @     Siebel Systems, Inc.                            43,968
      3,550    @     Veritas Software Corp.                         131,918
                                                               ------------
                                                                  2,697,533
                                                               ------------
                     TELECOMMUNICATIONS: 1.6%
      1,550          Alltel Corp.                                    72,199
      3,900          AT&T Corp.                                      79,170
      5,250    @     AT&T Wireless Services, Inc.                    41,948
      2,650    @     Avaya, Inc.                                     34,291
     11,850          Bellsouth Corp.                                335,355
        800          CenturyTel, Inc.                                26,096
      2,250    @     Ciena Corp.                                     14,940
     33,900    @     Cisco Systems, Inc.                            823,430
      1,350    @     Comverse Technology, Inc.                       23,747
      6,400    @     Corning, Inc.                                   66,752
     10,800          Motorola, Inc.                                 151,956
      8,650    @     Nextel Communications, Inc.                    242,719
      3,650          Qualcomm, Inc.                                 196,845
     15,950          SBC Communications, Inc.                       415,816
      1,300          Scientific-Atlanta, Inc.                        35,490
      4,400          Sprint Corp.-FON Group                          72,248
      2,300    @     Tellabs, Inc.                                   19,389
     13,100          Verizon Communications, Inc.                   459,547
                                                               ------------
                                                                  3,111,938
                                                               ------------
                     TEXTILES: 0.0%
        350          Cintas Corp.                                    17,546
                                                               ------------
                                                                     17,546
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
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SERIES T

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     TOYS/GAMES/HOBBIES: 0.0%
      1,200          Hasbro, Inc.                              $     25,536
      3,190          Mattel, Inc.                                    61,471
                                                               ------------
                                                                     87,007
                                                               ------------
                     TRANSPORTATION: 0.3%
      1,750          Burlington Northern Santa Fe Corp.              56,613
      1,500          FedEx Corp.                                    101,250
      1,950          Norfolk Southern Corp.                          46,118
        400          Ryder System, Inc.                              13,660
        400          Union Pacific Corp.                             27,792
      5,500          United Parcel Service, Inc.                    410,024
                                                               ------------
                                                                    655,457
                                                               ------------
                     Total Common Stock
                      (Cost $43,872,343)                         50,828,988
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.1%
$27,363,000          3.360%, due 01/15/08                        24,049,861
 78,726,000          3.410%, due 02/15/08                        68,884,699
  5,198,000          3.490%, due 03/15/08                         4,524,932
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $96,008,243)                         97,459,492
                                                               ------------
U.S. TREASURY OBLIGATIONS: 1.5%
                     U.S. TREASURY STRIP: 1.5%
  3,300,000          2.840%, due 11/15/07                         2,960,819
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $2,952,991)                           2,960,819
                                                               ------------
OTHER BONDS: 21.7%
 48,037,000          Turkey Trust, 3.380%, due 11/15/07          42,399,474
                                                               ------------
                     Total Other Bonds
                      (Cost $42,076,719)                         42,399,474
                                                               ------------
                     Total Long-Term Investments
                      (Cost $184,910,296)                       193,648,773
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.7%
                     REPURCHASE AGREEMENT: 0.7%
$ 1,452,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $1,452,080 to be received upon
                      repurchase (Collateralized by
                      $4,238,000 U.S. Treasury Obligation,
                      0.000%, Market Value $1,495,760 due
                      02/15/23)                                $  1,452,000
                                                               ------------
                                                                  1,452,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $1,452,000)                           1,452,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $186,362,296)*                     100.1% $195,100,773
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (137,047)
                                                       ------  ------------
              NET ASSETS                                100.0% $194,963,726
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $186,657,156. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $8,686,566
      Gross Unrealized Depreciation                                 (242,949)
                                                                  ----------
      Net Unrealized Appreciation                                 $8,443,617
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
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SERIES U

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 32.2%
                     ADVERTISING: 0.1%
      2,300    @     Interpublic Group of Cos., Inc.           $     35,880
      1,550          Omnicom Group                                  135,362
                                                               ------------
                                                                    171,242
                                                               ------------
                     AEROSPACE/DEFENSE: 0.5%
      5,150          Boeing Co.                                     217,021
      1,650          General Dynamics Corp.                         149,144
        200          Goodrich Corp.                                   5,938
      2,700          Lockheed Martin Corp.                          138,780
        950          Rockwell Collins, Inc.                          28,529
      3,850          United Technologies Corp.                      364,864
                                                               ------------
                                                                    904,276
                                                               ------------
                     AGRICULTURE: 0.4%
     12,400          Altria Group, Inc.                             674,808
      2,050          Monsanto Co.                                    58,999
        500          RJ Reynolds Tobacco Holdings, Inc.              29,075
                                                               ------------
                                                                    762,882
                                                               ------------
                     AIRLINES: 0.0%
      1,950          Southwest Airlines Co.                          31,473
                                                               ------------
                                                                     31,473
                                                               ------------
                     APPAREL: 0.1%
      1,100          Jones Apparel Group, Inc.                       38,753
      1,100          Liz Claiborne, Inc.                             39,006
      2,700          Nike, Inc.                                     184,842
        300          Reebok Intl. Ltd.                               11,796
                                                               ------------
                                                                    274,397
                                                               ------------
                     AUTO MANUFACTURERS: 0.3%
     18,570          Ford Motor Co.                                 297,120
      4,650          General Motors Corp.                           248,310
      1,050          Paccar, Inc.                                    89,376
                                                               ------------
                                                                    634,806
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.1%
      5,300          Delphi Corp.                                    54,113
        700          Johnson Controls, Inc.                          81,284
                                                               ------------
                                                                    135,397
                                                               ------------
                     BANKS: 2.3%
      2,400          Amsouth Bancorp                                 58,800
     12,050          Bank of America Corp.                          969,181
      4,600          Bank of New York Co., Inc.                     152,352
      6,500          Bank One Corp.                                 296,335
      3,300          BB&T Corp.                                     127,512
      1,300          Charter One Financial, Inc.                     44,915
        450          Comerica, Inc.                                  25,227
        700          First Tennessee National Corp.                  30,870
      6,350          FleetBoston Financial Corp.                    277,178
      1,200          Huntington Bancshares, Inc.                     27,000
      2,950          Keycorp                                         86,494
      1,650          Marshall & Ilsley Corp.                         63,113
      2,950          Mellon Financial Corp.                          94,725
      3,750          National City Corp.                            127,275
        900          North Fork Bancorporation, Inc.                 36,423
      1,350          Northern Trust Corp.                            62,667
      1,700          PNC Financial Services Group, Inc.              93,041
      1,250          Regions Financial Corp.                         46,500
      2,300          SouthTrust Corp.                                75,279
      2,100          State Street Corp.                             109,368
      1,700          SunTrust Banks, Inc.                           121,550
        750          Synovus Financial Corp.                         21,690
      1,400          Union Planters Corp.                            44,086
     11,750          US Bancorp                                     349,915
     13,400          Wachovia Corp.                                 624,305
     10,050          Wells Fargo & Co.                              591,844
        600          Zions Bancorporation                            36,798
                                                               ------------
                                                                  4,594,443
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     BEVERAGES: 0.8%
      5,100          Anheuser-Busch Cos., Inc.                 $    268,668
        400          Brown-Forman Corp.                              37,380
     15,000          Coca-Cola Co.                                  761,250
      2,750          Coca-Cola Enterprises, Inc.                     60,143
      1,500          Pepsi Bottling Group, Inc.                      36,270
     10,500          PepsiCo, Inc.                                  489,510
                                                               ------------
                                                                  1,653,221
                                                               ------------
                     BIOTECHNOLOGY: 0.3%
      8,000    @     Amgen, Inc.                                    494,400
        800    @     Biogen IDEC, Inc.                               29,424
      1,050    @     Chiron Corp.                                    59,840
      1,450    @     Genzyme Corp.                                   71,543
        600    @     Medimmune, Inc.                                 15,240
                                                               ------------
                                                                    670,447
                                                               ------------
                     BUILDING MATERIALS: 0.1%
        450    @     American Standard Cos., Inc.                    45,315
      2,750          Masco Corp.                                     75,377
        550          Vulcan Materials Co.                            26,164
                                                               ------------
                                                                    146,856
                                                               ------------
                     CHEMICALS: 0.4%
      1,500          Air Products & Chemicals, Inc.                  79,245
        450          Ashland, Inc.                                   19,827
      5,850          Dow Chemical Co.                               243,184
      1,500          Ecolab, Inc.                                    41,055
      1,050          Engelhard Corp.                                 31,448
        600          International Flavors & Fragrances, Inc.        20,952
      1,500          PPG Industries, Inc.                            96,030
      2,000          Praxair, Inc.                                   76,400
      1,450          Rohm & Haas Co.                                 61,930
        800          Sherwin-Williams Co.                            27,792
        400          Sigma-Aldrich Corp.                             22,872
                                                               ------------
                                                                    720,735
                                                               ------------
                     COMMERCIAL SERVICES: 0.3%
      1,000    @     Apollo Group, Inc.                              68,000
     10,600    @     Cendant Corp.                                  236,062
      1,250    @     Concord EFS, Inc.                               18,550
      1,000    @     Convergys Corp.                                 17,460
        200          Deluxe Corp.                                     8,266
      1,100          Equifax, Inc.                                   26,950
      1,500          H&R Block, Inc.                                 83,055
        700          McKesson Corp.                                  22,512
        900          Moody's Corp.                                   54,495
      2,600          Paychex, Inc.                                   96,720
        900    @     Robert Half Intl., Inc.                         21,006
        600          RR Donnelley & Sons Co.                         18,090
                                                               ------------
                                                                    671,166
                                                               ------------
                     COMPUTERS: 1.5%
      3,650    @     Apple Computer, Inc.                            78,001
      1,150    @     Computer Sciences Corp.                         50,865
     20,850    @     Dell, Inc.                                     708,066
      2,900          Electronic Data Systems Corp.                   71,166
     22,850    @     EMC Corp.                                      295,222
      2,150    @     Gateway, Inc.                                    9,890
     18,500          Hewlett-Packard Co.                            424,945
     10,400          International Business Machines Corp.          963,871
      1,200    @     Lexmark Intl., Inc.                             94,368
      3,450    @     Network Appliance, Inc.                         70,829
     20,000    @     Sun Microsystems, Inc.                          89,800
      1,400    @     Sungard Data Systems, Inc.                      38,794
      1,900    @     Unisys Corp.                                    28,215
                                                               ------------
                                                                  2,924,032
                                                               ------------
                     COSMETICS/PERSONAL CARE: 0.8%
        300          Alberto-Culver Co.                              18,924
      1,450          Avon Products, Inc.                             97,861
      3,100          Colgate-Palmolive Co.                          155,155
     10,650          Gillette Co.                                   391,175

                 See Accompanying Notes to Financial Statements

ING
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SERIES U

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE (CONTINUED)
      4,100          Kimberly-Clark Corp.                      $    242,269
      7,800          Procter & Gamble Co.                           779,063
                                                               ------------
                                                                  1,684,447
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.0%
        600          WW Grainger, Inc.                               28,434
                                                               ------------
                                                                     28,434
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.9%
      7,950          American Express Co.                           383,429
      1,000          Bear Stearns Cos., Inc.                         79,950
      2,400          Capital One Financial Corp.                    147,096
      8,000          Charles Schwab Corp.                            94,720
     30,900          Citigroup, Inc.                              1,499,885
      1,800          Countrywide Financial Corp.                    136,530
      5,750          Fannie Mae                                     431,595
        700          Federated Investors, Inc.                       20,552
      1,450          Franklin Resources, Inc.                        75,487
      4,100          Freddie Mac                                    239,112
      2,900          Goldman Sachs Group, Inc.                      286,317
     21,100          JP Morgan Chase & Co.                          775,002
      2,200          Lehman Brothers Holdings, Inc.                 169,884
      7,600          MBNA Corp.                                     188,860
      9,450          Merrill Lynch & Co., Inc.                      554,243
      8,700          Morgan Stanley                                 503,469
      1,600    @     Providian Financial Corp.                       18,624
      2,700          SLM Corp.                                      101,736
        700          T Rowe Price Group, Inc.                        33,187
                                                               ------------
                                                                  5,739,678
                                                               ------------
                     ELECTRIC: 0.7%
      3,900    @     AES Corp.                                       36,816
        900          Ameren Corp.                                    41,400
      2,550          American Electric Power Co., Inc.               77,801
      2,800          Centerpoint Energy, Inc.                        27,132
      1,300          Cinergy Corp.                                   50,453
        550          Consolidated Edison, Inc.                       23,656
      1,550          Constellation Energy Group, Inc.                60,698
        800          Dominion Resources, Inc.                        51,064
      2,300          Duke Energy Corp.                               47,035
      3,650          Edison Intl.                                    80,045
      1,550          Entergy Corp.                                   88,552
      2,000          Exelon Corp.                                   132,719
      2,050          FirstEnergy Corp.                               72,160
      1,100          FPL Group, Inc.                                 71,962
      2,050          NiSource, Inc.                                  44,977
      3,100    @     PG&E Corp.                                      86,087
        650          Pinnacle West Capital Corp.                     26,013
      1,000          PPL Corp.                                       43,750
      1,500          Progress Energy, Inc.                           67,890
      1,300          Public Service Enterprise Group, Inc.           56,940
      4,650          Southern Co.                                   140,662
      3,150          TXU Corp.                                       74,718
      3,350          Xcel Energy, Inc.                               56,883
                                                               ------------
                                                                  1,459,413
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
      1,650          American Power Conversion                       40,343
      2,600          Emerson Electric Co.                           168,350
        900          Molex, Inc.                                     31,401
                                                               ------------
                                                                    240,094
                                                               ------------
                     ELECTRONICS: 0.2%
      2,800    @     Agilent Technologies, Inc.                      81,871
      1,200          Applera Corp. -- Applied Biosystems
                      Group                                          24,852
      1,050    @     Jabil Circuit, Inc.                             29,715
        700          Parker Hannifin Corp.                           41,650
      1,150          PerkinElmer, Inc.                               19,631
      5,350    @     Sanmina-SCI Corp.                               67,464
      4,800    @     Solectron Corp.                                 28,368
      1,200          Symbol Technologies, Inc.                       20,268
      1,300    @     Thermo Electron Corp.                           32,760
                                                               ------------
                                                                    346,579
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     ENTERTAINMENT: 0.0%
      1,900          International Game Technology             $     67,830
                                                               ------------
                                                                     67,830
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.1%
      1,000    @     Allied Waste Industries, Inc.                   13,880
      3,300          Waste Management, Inc.                          97,680
                                                               ------------
                                                                    111,560
                                                               ------------
                     FOOD: 0.5%
      3,600          Archer-Daniels-Midland Co.                      54,792
      3,050          Campbell Soup Co.                               81,740
      4,250          Conagra Foods, Inc.                            112,158
      2,300          General Mills, Inc.                            104,190
        300          Hershey Foods Corp.                             23,097
      2,150          HJ Heinz Co.                                    78,325
      2,200          Kellogg Co.                                     83,776
      4,500    @     Kroger Co.                                      83,295
        800          McCormick & Co., Inc.                           24,080
      1,100    @     Safeway, Inc.                                   24,101
      4,400          Sara Lee Corp.                                  95,524
      1,200          Supervalu, Inc.                                 34,308
      3,800          Sysco Corp.                                    141,473
        800          Winn-Dixie Stores, Inc.                          7,960
      1,300          WM Wrigley Jr Co.                               73,073
                                                               ------------
                                                                  1,021,892
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.2%
        400          Boise Cascade Corp.                             13,144
      1,650          Georgia-Pacific Corp.                           50,606
      3,050          International Paper Co.                        131,485
      1,250    @     Louisiana-Pacific Corp.                         22,350
      1,300          MeadWestvaco Corp.                              38,675
        350          Temple-Inland, Inc.                             21,935
      1,300          Weyerhaeuser Co.                                83,200
                                                               ------------
                                                                    361,395
                                                               ------------
                     GAS: 0.0%
        700          KeySpan Corp.                                   25,760
        150          Peoples Energy Corp.                             6,306
      1,900          Sempra Energy                                   57,114
                                                               ------------
                                                                     89,180
                                                               ------------
                     HAND/MACHINE TOOLS: 0.0%
        700          Black & Decker Corp.                            34,524
        200          Snap-On, Inc.                                    6,448
        400          Stanley Works                                   15,148
                                                               ------------
                                                                     56,120
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 1.1%
        400          Bausch & Lomb, Inc.                             20,760
      4,050          Baxter Intl., Inc.                             123,606
      1,500          Becton Dickinson & Co.                          61,710
      1,400          Biomet, Inc.                                    50,974
      6,650    @     Boston Scientific Corp.                        244,454
        500          CR Bard, Inc.                                   40,625
      3,200          Guidant Corp.                                  192,640
     17,750          Johnson & Johnson                              916,964
      7,350          Medtronic, Inc.                                357,284
      1,050    @     St. Jude Medical, Inc.                          64,418
      1,100          Stryker Corp.                                   93,511
      1,550    @     Zimmer Holdings, Inc.                          109,120
                                                               ------------
                                                                  2,276,066
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.4%
        900          Aetna, Inc.                                     60,822
      1,100    @     Anthem, Inc.                                    82,500
      1,600    @     Humana, Inc.                                    36,560
        600          Manor Care, Inc.                                20,742
        250          Quest Diagnostics                               18,278

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES U

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES (CONTINUED)
      6,050          UnitedHealth Group, Inc.                  $    351,989
      1,400    @     WellPoint Health Networks                      135,786
                                                               ------------
                                                                    706,677
                                                               ------------
                     HOME BUILDERS: 0.1%
        400          Centex Corp.                                    43,060
        400          KB Home                                         29,008
        300          Pulte Homes, Inc.                               28,086
                                                               ------------
                                                                    100,154
                                                               ------------
                     HOME FURNISHINGS: 0.0%
      1,000          Leggett & Platt, Inc.                           21,630
        500          Whirlpool Corp.                                 36,325
                                                               ------------
                                                                     57,955
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
      1,600          Clorox Co.                                      77,696
      1,150          Fortune Brands, Inc.                            82,214
                                                               ------------
                                                                    159,910
                                                               ------------
                     INSURANCE: 1.5%
      1,700    @@    ACE Ltd.                                        70,414
      3,200          Aflac, Inc.                                    115,776
      4,050          Allstate Corp.                                 174,230
        500          Ambac Financial Group, Inc.                     34,695
     15,550          American Intl. Group                         1,030,653
      1,800          AON Corp.                                       43,092
      1,100          Chubb Corp.                                     74,910
      1,500          Cigna Corp.                                     86,250
        900          Cincinnati Financial Corp.                      37,692
      1,700          Hartford Financial Services Group, Inc.        100,351
        950          Jefferson-Pilot Corp.                           48,118
      2,150          John Hancock Financial Services, Inc.           80,625
      1,000          Lincoln National Corp.                          40,370
      1,300          Marsh & McLennan Cos., Inc.                     62,257
      1,200          MBIA, Inc.                                      71,076
      4,600          Metlife, Inc.                                  154,882
        650          MGIC Investment Corp.                           37,011
      1,950          Principal Financial Group                       64,487
      1,800          Progressive Corp.                              150,462
      3,250          Prudential Financial, Inc.                     135,753
      1,300          Safeco Corp.                                    50,609
      1,450          St. Paul Cos.                                   57,493
        600          Torchmark Corp.                                 27,324
      6,200          Travelers Property Casualty Corp.              105,214
        850    @@    XL Capital Ltd.                                 65,918
                                                               ------------
                                                                  2,919,662
                                                               ------------
                     INTERNET: 0.3%
      3,850    @     eBay, Inc.                                     248,672
        650    @     Monster Worldwide, Inc.                         14,274
      2,700    @     Symantec Corp.                                  93,555
      3,900    @     Yahoo!, Inc.                                   176,163
                                                               ------------
                                                                    532,664
                                                               ------------
                     IRON/STEEL: 0.0%
        500          Nucor Corp.                                     28,000
                                                               ------------
                                                                     28,000
                                                               ------------
                     LEISURE TIME: 0.1%
        600          Brunswick Corp.                                 19,098
      1,500          Carnival Corp.                                  59,595
      1,800          Harley-Davidson, Inc.                           85,554
                                                               ------------
                                                                    164,247
                                                               ------------
                     LODGING: 0.1%
        900          Harrah's Entertainment, Inc.                    44,793
      2,100          Hilton Hotels Corp.                             35,973
        550          Marriott Intl., Inc.                            25,410
      1,150          Starwood Hotels & Resorts Worldwide,
                      Inc.                                           41,366
                                                               ------------
                                                                    147,542
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MACHINERY -- CONSTRUCTION AND MINING: 0.1%
      2,150          Caterpillar, Inc.                         $    178,493
                                                               ------------
                                                                    178,493
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.1%
      2,450          Deere & Co.                                    159,372
      1,150          Dover Corp.                                     45,713
      1,750          Rockwell Automation, Inc.                       62,300
                                                               ------------
                                                                    267,385
                                                               ------------
                     MEDIA: 1.1%
     13,500    @     Comcast Corp.                                  443,745
        550          Dow Jones & Co., Inc.                           27,418
      1,600          Gannett Co., Inc.                              142,656
        500          Knight-Ridder, Inc.                             38,685
      1,550          McGraw-Hill Cos., Inc.                         108,376
        400          Meredith Corp.                                  19,524
      1,100          New York Times Co.                              52,569
     27,450    @     Time Warner, Inc.                              493,825
      2,250          Tribune Co.                                    116,100
     10,500          Viacom, Inc.                                   465,990
     11,900          Walt Disney Co.                                277,627
                                                               ------------
                                                                  2,186,515
                                                               ------------
                     MINING: 0.2%
      5,150          Alcoa, Inc.                                    195,699
      1,450          Freeport-McMoRan Copper & Gold, Inc.            61,089
      2,450          Newmont Mining Corp.                           119,095
        600    @     Phelps Dodge Corp.                              45,654
                                                               ------------
                                                                    421,537
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 1.8%
      7,950          3M Co.                                         675,988
        400          Cooper Industries Ltd.                          23,172
        100          Crane Co.                                        3,074
      1,050          Danaher Corp.                                   96,338
      1,730          Eastman Kodak Co.                               44,409
        450          Eaton Corp.                                     48,591
     60,850          General Electric Co.                         1,885,132
      5,150          Honeywell Intl., Inc.                          172,165
      1,900          Illinois Tool Works, Inc.                      159,429
      1,250    @@    Ingersoll-Rand Co.                              84,850
        500          ITT Industries, Inc.                            37,105
        750          Pall Corp.                                      20,123
        800          Textron, Inc.                                   45,648
     12,150    @@    Tyco Intl. Ltd.                                321,974
                                                               ------------
                                                                  3,617,998
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 0.1%
      1,900          Pitney Bowes, Inc.                              77,178
      5,500    @     Xerox Corp.                                     75,900
                                                               ------------
                                                                    153,078
                                                               ------------
                     OIL AND GAS: 1.8%
        550          Amerada Hess Corp.                              29,244
      1,450          Anadarko Petroleum Corp.                        73,965
        370          Apache Corp.                                    30,007
      1,100          Burlington Resources, Inc.                      60,918
      8,700          ChevronTexaco Corp.                            751,592
      5,550          ConocoPhillips                                 363,913
      2,400          Devon Energy Corp.                             137,424
        750          EOG Resources, Inc.                             34,628
     40,350          Exxon Mobil Corp.                            1,654,349
        550          Kerr-McGee Corp.                                25,570
      2,550          Marathon Oil Corp.                              84,380
      1,100   @,@@   Nabors Industries Ltd.                          45,650
        800    @     Noble Corp.                                     28,624
      3,810          Occidental Petroleum Corp.                     160,933
        800          Sunoco, Inc.                                    40,920
      1,800    @     Transocean, Inc.                                43,218
      1,500          Unocal Corp.                                    55,245
                                                               ------------
                                                                  3,620,580
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES U

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     OIL AND GAS SERVICES: 0.0%
        500    @     BJ Services Co.                           $     17,950
      1,050          Halliburton Co.                                 27,300
                                                               ------------
                                                                     45,250
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.1%
        600          Ball Corp.                                      35,742
        300          Bemis Co.                                       15,000
      1,500    @     Pactiv Corp.                                    35,850
        850    @     Sealed Air Corp.                                46,019
                                                               ------------
                                                                    132,611
                                                               ------------
                     PHARMACEUTICALS: 2.0%
      9,600          Abbott Laboratories                            447,360
        800          Allergan, Inc.                                  61,448
      4,850          Bristol-Myers Squibb Co.                       138,710
      6,900          Eli Lilly & Co.                                485,277
        450    @     Express Scripts, Inc.                           29,894
        900    @     Forest Laboratories, Inc.                       55,620
      1,750    @     King Pharmaceuticals, Inc.                      26,705
      2,146    @     Medco Health Solutions, Inc.                    72,943
     13,800          Merck & Co., Inc.                              637,559
     47,280          Pfizer, Inc.                                 1,670,401
        600    @     Watson Pharmaceuticals, Inc.                    27,600
      7,950          Wyeth                                          337,478
                                                               ------------
                                                                  3,990,995
                                                               ------------
                     PIPELINES: 0.0%
        800          Kinder Morgan, Inc.                             47,280
      3,200          Williams Cos., Inc.                             31,424
                                                               ------------
                                                                     78,704
                                                               ------------
                     REAL ESTATE: 0.1%
      2,700          Equity Office Properties Trust                  77,355
      1,600          Equity Residential                              47,216
        900          Simon Property Group, Inc.                      41,706
                                                               ------------
                                                                    166,277
                                                               ------------
                     RETAIL: 2.5%
      2,650    @     Autonation, Inc.                                48,681
      2,300    @     Bed Bath & Beyond, Inc.                         99,705
      3,350          Best Buy Co., Inc.                             175,004
      1,200    @     Big Lots, Inc.                                  17,052
      3,800    @     Costco Wholesale Corp.                         141,284
      2,900          CVS Corp.                                      104,748
        800          Darden Restaurants, Inc.                        16,832
      2,700          Dollar General Corp.                            56,673
      1,500          Family Dollar Stores                            53,820
      1,750          Federated Department Stores                     82,478
      9,150          Gap, Inc.                                      212,372
     23,300          Home Depot, Inc.                               826,916
        650          JC Penney Co., Inc.                             17,082
      3,900          Limited Brands                                  70,317
      4,570          Lowe's Cos., Inc.                              253,132
      1,850          May Department Stores Co.                       53,780
     12,900          McDonald's Corp.                               320,306
        850          Nordstrom, Inc.                                 29,155
      2,850    @     Office Depot, Inc.                              47,624
      1,500          RadioShack Corp.                                46,020
      1,750          Sears Roebuck And Co.                           79,608
      4,900    @     Staples, Inc.                                  133,770
      4,200    @     Starbucks Corp.                                138,852
        850          Tiffany & Co.                                   38,420
      1,200          TJX Cos., Inc.                                  26,460
      1,600    @     Toys R US, Inc.                                 20,224
     26,550          Wal-Mart Stores, Inc.                        1,408,477
      8,250          Walgreen Co.                                   300,134
      1,000          Wendy's Intl., Inc.                             39,240
      2,300    @     Yum! Brands, Inc.                               79,120
                                                               ------------
                                                                  4,937,286
                                                               ------------
                     SAVINGS AND LOANS: 0.2%
        900          Golden West Financial Corp.                     92,871
      5,650          Washington Mutual, Inc.                        226,678
                                                               ------------
                                                                    319,549
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SEMICONDUCTORS: 1.5%
      4,000    @     Altera Corp.                              $     90,800
      2,050    @     Analog Devices, Inc.                            93,583
     13,550    @     Applied Materials, Inc.                        304,197
      3,350    @     Applied Micro Circuits Corp.                    20,033
        700    @     Broadcom Corp.                                  23,863
     52,700          Intel Corp.                                  1,696,939
      2,250          Linear Technology Corp.                         94,658
      3,100    @     LSI Logic Corp.                                 27,497
      3,200          Maxim Integrated Products                      159,360
      1,200    @     National Semiconductor Corp.                    47,292
      1,200    @     Novellus Systems, Inc.                          50,460
        700    @     Nvidia Corp.                                    16,275
        500    @     Qlogic Corp.                                    25,800
      1,200    @     Teradyne, Inc.                                  30,540
     10,150          Texas Instruments, Inc.                        298,207
      2,450    @     Xilinx, Inc.                                    94,913
                                                               ------------
                                                                  3,074,417
                                                               ------------
                     SOFTWARE: 1.7%
      2,400          Adobe Systems, Inc.                             94,320
        500          Autodesk, Inc.                                  12,290
      3,300          Automatic Data Processing                      130,713
      2,000    @     BMC Software, Inc.                              37,300
      1,550    @     Citrix Systems, Inc.                            32,876
      3,250          Computer Associates Intl., Inc.                 88,855
      3,500    @     Compuware Corp.                                 21,140
      1,700    @     Electronic Arts, Inc.                           81,226
      4,450          First Data Corp.                               182,851
      1,000    @     Fiserv, Inc.                                    39,510
      2,850          IMS Health, Inc.                                70,851
      1,150    @     Intuit, Inc.                                    60,847
        600    @     Mercury Interactive Corp.                       29,184
     65,750          Microsoft Corp.                              1,810,754
      2,450    @     Novell, Inc.                                    25,774
     32,000    @     Oracle Corp.                                   422,399
      1,800    @     Peoplesoft, Inc.                                41,040
      4,200    @     Siebel Systems, Inc.                            58,254
      4,400    @     Veritas Software Corp.                         163,504
                                                               ------------
                                                                  3,403,688
                                                               ------------
                     TELECOMMUNICATIONS: 2.0%
      1,850          Alltel Corp.                                    86,173
      4,750          AT&T Corp.                                      96,425
      6,600    @     AT&T Wireless Services, Inc.                    52,734
      4,350    @     Avaya, Inc.                                     56,289
     14,900          Bellsouth Corp.                                421,670
        900          CenturyTel, Inc.                                29,358
      3,400    @     Ciena Corp.                                     22,576
     42,250    @     Cisco Systems, Inc.                          1,026,252
      1,600    @     Comverse Technology, Inc.                       28,144
      6,900    @     Corning, Inc.                                   71,967
     13,400          Motorola, Inc.                                 188,538
     11,450    @     Nextel Communications, Inc.                    321,287
      4,600          Qualcomm, Inc.                                 248,078
     19,550          SBC Communications, Inc.                       509,669
      1,550          Scientific-Atlanta, Inc.                        42,315
      5,500          Sprint Corp.-FON Group                          90,310
      2,300    @     Tellabs, Inc.                                   19,389
     16,700          Verizon Communications, Inc.                   585,835
                                                               ------------
                                                                  3,897,009
                                                               ------------
                     TEXTILES: 0.0%
        400          Cintas Corp.                                    20,052
                                                               ------------
                                                                     20,052
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES U

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------

                     TOYS/GAMES/HOBBIES: 0.1%
      1,200          Hasbro, Inc.                              $     25,536
      4,380          Mattel, Inc.                                    84,403
                                                               ------------
                                                                    109,939
                                                               ------------
                     TRANSPORTATION: 0.4%
      2,200          Burlington Northern Santa Fe Corp.              71,170
      1,650          FedEx Corp.                                    111,375
      2,450          Norfolk Southern Corp.                          57,943
        600          Ryder System, Inc.                              20,490
        550          Union Pacific Corp.                             38,214
      6,750          United Parcel Service, Inc.                    503,212
                                                               ------------
                                                                    802,404
                                                               ------------
                     Total Common Stock
                      (Cost $53,887,142)                         64,018,639
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 5.2%
                     DIVERSIFIED FINANCIAL SERVICES: 5.2%
$10,000,000          General Electric Capital Corp., 4.250%,
                      due 01/15/08                               10,351,360
                                                               ------------
                     Total Corporate Bonds
                      (Cost $10,336,004)                         10,351,360
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.3%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.3%
  7,750,000          3.630%, due 07/15/08                         6,640,192
                                                               ------------
                                                                  6,640,192
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 37.0%
  7,340,000          3.630%, due 05/15/08                         6,320,973
 78,000,000          3.560%, due 05/15/08                        67,372,189
                                                               ------------
                                                                 73,693,162
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $81,283,720)                         80,333,354
                                                               ------------
OTHER BONDS: 20.0%
                     SOVEREIGN: 20.0%
 30,065,000          FICO Strip, 3.640%, due 06/06/08            25,837,590
  5,498,000          Israel Trust, 3.320%, due 02/15/08           4,826,931
 10,429,000          Israel Trust, 3.370%, due 03/15/08           9,117,501
                                                               ------------
                     Total Other Bonds
                      (Cost $40,388,893)                         39,782,022
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 1.9%
                     U.S. TREASURY STRIP: 1.9%
$ 4,195,000          3.040%, due 02/15/08                      $  3,720,801
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $3,761,055)                           3,720,801
                                                               ------------
                     Total Long-Term Investments
                      (Cost $189,656,814)                       198,206,176
                                                               ------------
SHORT-TERM INVESTMENTS: 0.4%
                     REPURCHASE AGREEMENT: 0.4%
    817,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%,due 01/02/04, $817,045
                      to be received upon repurchase
                      (Collateralized by $836,000 Federal
                      Home Loan Mortgage Corporation, 2.500%,
                      Market Value $834,173 due 12/04/06)           817,000
                                                               ------------
                     Total Short-term Investments
                      (Cost $817,000)                               817,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $190,473,814)*                    100.0%  $199,023,176
              OTHER ASSETS AND LIABILITIES-NET            0.0        76,237
                                                       ------  ------------
              NET ASSETS                               100.0%  $199,099,413
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $190,552,905. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $10,365,461
      Gross Unrealized Depreciation                               (1,895,190)
                                                                 -----------
      Net Unrealized Appreciation                                $ 8,470,271
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES V

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 18.4%
                      ADVERTISING: 0.1%
       3,100    @     Interpublic Group of Cos., Inc.          $     48,360
       1,800          Omnicom Group                                 157,194
                                                               ------------
                                                                    205,554
                                                               ------------
                      AEROSPACE/DEFENSE: 0.3%
       5,950          Boeing Co.                                    250,733
       1,900          General Dynamics Corp.                        171,741
       1,000          Goodrich Corp.                                 29,690
       3,100          Lockheed Martin Corp.                         159,340
       1,300          Rockwell Collins, Inc.                         39,039
       4,450          United Technologies Corp.                     421,727
                                                               ------------
                                                                  1,072,270
                                                               ------------
                      AGRICULTURE: 0.2%
      13,900          Altria Group, Inc.                            756,438
       3,050          Monsanto Co.                                   87,779
         600          RJ Reynolds Tobacco Holdings, Inc.             34,890
                                                               ------------
                                                                    879,107
                                                               ------------
                      AIRLINES: 0.0%
       2,200          Southwest Airlines Co.                         35,508
                                                               ------------
                                                                     35,508
                                                               ------------
                      APPAREL: 0.1%
       1,300          Jones Apparel Group, Inc.                      45,799
       1,200          Liz Claiborne, Inc.                            42,552
       3,100          Nike, Inc.                                    212,226
         300          Reebok Intl. Ltd.                              11,796
                                                               ------------
                                                                    312,373
                                                               ------------
                      AUTO MANUFACTURERS: 0.2%
      21,450          Ford Motor Co.                                343,200
       5,350          General Motors Corp.                          285,690
       1,450          Paccar, Inc.                                  123,424
                                                               ------------
                                                                    752,314
                                                               ------------
                      AUTO PARTS AND EQUIPMENT: 0.0%
       1,250          Dana Corp.                                     22,938
       6,200          Delphi Corp.                                   63,302
         700          Johnson Controls, Inc.                         81,284
                                                               ------------
                                                                    167,524
                                                               ------------
                      BANKS: 1.4%
       2,600          Amsouth Bancorp                                63,700
      13,950          Bank of America Corp.                       1,121,998
       5,350          Bank of New York Co., Inc.                    177,192
       7,800          Bank One Corp.                                355,602
       3,800          BB&T Corp.                                    146,832
       1,600          Charter One Financial, Inc.                    55,280
         500          Comerica, Inc.                                 28,030
       1,100          First Tennessee National Corp.                 48,510
       7,400          FleetBoston Financial Corp.                   323,010
       1,900          Huntington Bancshares, Inc.                    42,750
       3,100          KeyCorp                                        90,892
       1,600          Marshall & Ilsley Corp.                        61,200
       2,600          Mellon Financial Corp.                         83,486
       4,350          National City Corp.                           147,639
       1,000          North Fork Bancorporation, Inc.                40,470
       1,550          Northern Trust Corp.                           71,951
       2,000          PNC Financial Services Group, Inc.            109,460
       1,300          Regions Financial Corp.                        48,360
       2,700          SouthTrust Corp.                               88,371
       2,200          State Street Corp.                            114,576
       1,950          SunTrust Banks, Inc.                          139,425
         850          Synovus Financial Corp.                        24,582
       1,400          Union Planters Corp.                           44,086
      13,100          US BanCorp                                    390,118
      15,500          Wachovia Corp.                                722,145
      11,600          Wells Fargo & Co.                             683,124
         700          Zions Bancorporation                           42,931
                                                               ------------
                                                                  5,265,720
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      BEVERAGES: 0.5%
       5,750          Anheuser-Busch Cos., Inc.                $    302,910
         400          Brown-Forman Corp.                             37,380
      16,900          Coca-Cola Co.                                 857,675
       3,200          Coca-Cola Enterprises, Inc.                    69,984
       2,000          Pepsi Bottling Group, Inc.                     48,360
      12,100          PepsiCo, Inc.                                 564,102
                                                               ------------
                                                                  1,880,411
                                                               ------------
                      BIOTECHNOLOGY: 0.2%
       9,250    @     Amgen, Inc.                                   571,650
         900    @     Biogen IDEC, Inc.                              33,102
       1,700    @     Chiron Corp.                                   96,883
       1,300    @     Genzyme Corp.                                  64,142
         700    @     Medimmune, Inc.                                17,780
                                                               ------------
                                                                    783,557
                                                               ------------
                      BUILDING MATERIALS: 0.0%
         400    @     American Standard Cos., Inc.                   40,280
       2,900          Masco Corp.                                    79,489
         700          Vulcan Materials Co.                           33,299
                                                               ------------
                                                                    153,068
                                                               ------------
                      CHEMICALS: 0.2%
       1,800          Air Products & Chemicals, Inc.                 95,094
       6,550          Dow Chemical Co.                              272,283
       1,750          Ecolab, Inc.                                   47,898
       1,000          Engelhard Corp.                                29,950
         600          International Flavors & Fragrances,
                       Inc.                                          20,952
       1,700          PPG Industries, Inc.                          108,834
       2,200          Praxair, Inc.                                  84,040
       1,800          Rohm & Haas Co.                                76,878
       1,000          Sherwin-Williams Co.                           34,740
         600          Sigma-Aldrich Corp.                            34,308
                                                               ------------
                                                                    804,977
                                                               ------------
                      COMMERCIAL SERVICES: 0.2%
       1,200    @     Apollo Group, Inc.                             81,600
      12,350    @     Cendant Corp.                                 275,034
       1,400    @     Concord EFS, Inc.                              20,776
       1,300    @     Convergys Corp.                                22,698
         300          Deluxe Corp.                                   12,399
       1,000          Equifax, Inc.                                  24,500
       1,550          H&R Block, Inc.                                85,824
         850          McKesson Corp.                                 27,336
       1,050          Moody's Corp.                                  63,578
       3,250          Paychex, Inc.                                 120,900
       1,800    @     Robert Half Intl., Inc.                        42,012
         900          RR Donnelley & Sons Co.                        27,135
                                                               ------------
                                                                    803,792
                                                               ------------
                      COMPUTERS: 0.8%
       4,250    @     Apple Computer, Inc.                           90,823
       1,300    @     Computer Sciences Corp.                        57,499
      24,100    @     Dell, Inc.                                    818,435
       3,350          Electronic Data Systems Corp.                  82,209
      26,350    @     EMC Corp.                                     340,442
       2,450    @     Gateway, Inc.                                  11,270
      20,950          Hewlett-Packard Co.                           481,221
      12,000          International Business Machines Corp.       1,112,159
       1,400    @     Lexmark Intl., Inc.                           110,096
         600    @     NCR Corp.                                      23,280
       4,050    @     Network Appliance, Inc.                        83,147
      23,050    @     Sun Microsystems, Inc.                        103,495
         800    @     Sungard Data Systems, Inc.                     22,168
       2,300    @     Unisys Corp.                                   34,155
                                                               ------------
                                                                  3,370,399
                                                               ------------
                      COSMETICS/PERSONAL CARE: 0.5%
         600          Alberto-Culver Co.                             37,848
       1,650          Avon Products, Inc.                           111,359
       3,600          Colgate-Palmolive Co.                         180,180
      12,250          Gillette Co.                                  449,943

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES V

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      COSMETICS/PERSONAL CARE (CONTINUED)
       4,750          Kimberly-Clark Corp.                     $    280,678
       9,000          Procter & Gamble Co.                          898,919
                                                               ------------
                                                                  1,958,927
                                                               ------------
                      DISTRIBUTION/WHOLESALE: 0.0%
         650          WW Grainger, Inc.                              30,804
                                                               ------------
                                                                     30,804
                                                               ------------
                      DIVERSIFIED FINANCIAL SERVICES: 1.7%
       8,950          American Express Co.                          431,659
       1,200          Bear Stearns Cos., Inc.                        95,940
       2,750          Capital One Financial Corp.                   168,548
       9,250          Charles Schwab Corp.                          109,520
      35,800          Citigroup, Inc.                             1,737,731
       2,133          Countrywide Financial Corp.                   161,813
       6,700          Fannie Mae                                    502,902
         700          Federated Investors, Inc.                      20,552
       1,550          Franklin Resources, Inc.                       80,693
       4,800          Freddie Mac                                   279,936
       3,200          Goldman Sachs Group, Inc.                     315,936
      23,950          JP Morgan Chase & Co.                         879,683
       2,550          Lehman Brothers Holdings, Inc.                196,911
       8,750          MBNA Corp.                                    217,438
      10,950          Merrill Lynch & Co., Inc.                     642,217
      10,050          Morgan Stanley                                581,593
       1,700    @     Providian Financial Corp.                      19,788
       3,000          SLM Corp.                                     113,040
         850          T Rowe Price Group, Inc.                       40,299
                                                               ------------
                                                                  6,596,199
                                                               ------------
                      ELECTRIC: 0.4%
       4,500    @     AES Corp.                                      42,480
       1,100          Ameren Corp.                                   50,600
       3,050          American Electric Power Co., Inc.              93,056
       2,600          Centerpoint Energy, Inc.                       25,194
       1,400          Cinergy Corp.                                  54,334
         650          Consolidated Edison, Inc.                      27,957
       1,550          Constellation Energy Group, Inc.               60,698
         900          Dominion Resources, Inc.                       57,447
       2,700          Duke Energy Corp.                              55,215
       4,250          Edison Intl                                    93,203
       1,700          Entergy Corp.                                  97,121
       2,300          Exelon Corp.                                  152,627
       2,350          FirstEnergy Corp.                              82,720
       1,200          FPL Group, Inc.                                78,504
       1,900          NiSource, Inc.                                 41,686
       2,850    @     PG&E Corp.                                     79,145
         600          Pinnacle West Capital Corp.                    24,012
       1,200          PPL Corp.                                      52,500
       1,700          Progress Energy, Inc.                          76,942
       1,600          Public Service Enterprise Group, Inc.          70,080
       5,400          Southern Co.                                  163,349
       3,650          TXU Corp.                                      86,578
       3,850          Xcel Energy, Inc.                              65,373
                                                               ------------
                                                                  1,630,821
                                                               ------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
       1,800          American Power Conversion                      44,010
       2,750          Emerson Electric Co.                          178,063
       1,300          Molex, Inc.                                    45,357
                                                               ------------
                                                                    267,430
                                                               ------------
                      ELECTRONICS: 0.1%
       3,300    @     Agilent Technologies, Inc.                     96,491
       2,000          Applera Corp. -- Applied Biosystems
                       Group                                         41,420
       1,100    @     Jabil Circuit, Inc.                            31,130
         850          Parker Hannifin Corp.                          50,575
       1,350          PerkinElmer, Inc.                              23,045
       6,300    @     Sanmina-SCI Corp.                              79,443
       5,650    @     Solectron Corp.                                33,392

   Shares                                                         Value
---------------------------------------------------------------------------
       1,600          Symbol Technologies, Inc.                $     27,024
         400    @     Thermo Electron Corp.                          10,080
                                                               ------------
                                                                    392,600
                                                               ------------
                      ENTERTAINMENT: 0.0%
       2,400          International Game Technology                  85,680
                                                               ------------
                                                                     85,680
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.0%
         900    @     Allied Waste Industries, Inc.                  12,492
       3,700          Waste Management, Inc.                        109,520
                                                               ------------
                                                                    122,012
                                                               ------------
                      FOOD: 0.3%
       4,000          Archer-Daniels-Midland Co.                     60,880
       3,100          Campbell Soup Co.                              83,080
       4,900          Conagra Foods, Inc.                           129,310
       2,400          General Mills, Inc.                           108,720
         350          Hershey Foods Corp.                            26,947
       2,450          HJ Heinz Co.                                   89,254
       2,400          Kellogg Co.                                    91,392
       4,700    @     Kroger Co.                                     86,997
         900          McCormick & Co., Inc.                          27,090
       1,250    @     Safeway, Inc.                                  27,388
       4,900          Sara Lee Corp.                                106,379
       1,100          Supervalu, Inc.                                31,449
       4,650          Sysco Corp.                                   173,119
       1,200          Winn-Dixie Stores, Inc.                        11,940
       1,400          WM Wrigley Jr. Co.                             78,694
                                                               ------------
                                                                  1,132,639
                                                               ------------
                      FOREST PRODUCTS AND PAPER: 0.1%
         300          Boise Cascade Corp.                             9,858
       1,900          Georgia-Pacific Corp.                          58,273
       3,850          International Paper Co.                       165,973
       1,450    @     Louisiana-Pacific Corp.                        25,926
       1,550          MeadWestvaco Corp.                             46,113
         450          Temple-Inland, Inc.                            28,202
       1,500          Weyerhaeuser Co.                               96,000
                                                               ------------
                                                                    430,345
                                                               ------------
                      GAS: 0.0%
       1,300          KeySpan Corp.                                  47,840
         200          Peoples Energy Corp.                            8,408
       2,150          Sempra Energy                                  64,629
                                                               ------------
                                                                    120,877
                                                               ------------
                      HAND/MACHINE TOOLS: 0.0%
         800          Black & Decker Corp.                           39,456
         200          Snap-On, Inc.                                   6,448
         400          Stanley Works                                  15,148
                                                               ------------
                                                                     61,052
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 0.7%
         450          Bausch & Lomb, Inc.                            23,355
       4,650          Baxter Intl., Inc.                            141,918
       1,800          Becton Dickinson & Co.                         74,052
       1,800          Biomet, Inc.                                   65,538
       7,650    @     Boston Scientific Corp.                       281,214
         600          CR Bard, Inc.                                  48,750
       3,650          Guidant Corp.                                 219,730
      20,500          Johnson & Johnson                           1,059,030
       8,850          Medtronic, Inc.                               430,199
       1,200    @     St. Jude Medical, Inc.                         73,620
       1,500          Stryker Corp.                                 127,515
       1,850    @     Zimmer Holdings, Inc.                         130,240
                                                               ------------
                                                                  2,675,161
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.2%
       1,450          Aetna, Inc.                                    97,991
       1,300    @     Anthem, Inc.                                   97,500
       1,400    @     Humana, Inc.                                   31,990
         650          Manor Care, Inc.                               22,471
         300          Quest Diagnostics                              21,933

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES V

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      HEALTHCARE -- SERVICES (CONTINUED)
       7,000          UnitedHealth Group, Inc.                 $    407,260
       1,700    @     WellPoint Health Networks                     164,883
                                                               ------------
                                                                    844,028
                                                               ------------
                      HOME BUILDERS: 0.0%
         600          Centex Corp.                                   64,590
         400          KB Home                                        29,008
         400          Pulte Homes, Inc.                              37,448
                                                               ------------
                                                                    131,046
                                                               ------------
                      HOME FURNISHINGS: 0.0%
       1,700          Leggett & Platt, Inc.                          36,771
         800          Whirlpool Corp.                                58,120
                                                               ------------
                                                                     94,891
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.0%
       1,450          Clorox Co.                                     70,412
       1,100          Fortune Brands, Inc.                           78,639
                                                               ------------
                                                                    149,051
                                                               ------------
                      INSURANCE: 0.8%
       2,450    @@    ACE Ltd.                                      101,479
       3,750          Aflac, Inc.                                   135,675
       4,750          Allstate Corp.                                204,344
         900          Ambac Financial Group, Inc.                    62,451
      18,150          American Intl. Group                        1,202,981
         850          AON Corp.                                      20,349
       1,250          Chubb Corp.                                    85,125
       1,400          Cigna Corp.                                    80,500
         450          Cincinnati Financial Corp.                     18,846
       1,950          Hartford Financial Services Group, Inc.       115,109
       1,100          Jefferson-Pilot Corp.                          55,715
       2,200          John Hancock Financial Services, Inc.          82,500
       1,700          Lincoln National Corp.                         68,629
       1,500          Marsh & McLennan Cos., Inc.                    71,835
       1,200          MBIA, Inc.                                     71,076
       5,300          Metlife, Inc.                                 178,451
         700          MGIC Investment Corp.                          39,858
       2,250          Principal Financial Group                      74,408
       2,050          Progressive Corp.                             171,360
       3,750          Prudential Financial, Inc.                    156,638
       1,200          Safeco Corp.                                   46,716
       1,700          St. Paul Cos.                                  67,405
         900          Torchmark Corp.                                40,986
       7,150          Travelers Property Casualty Corp.             121,336
       1,000    @@    XL Capital Ltd.                                77,550
                                                               ------------
                                                                  3,351,322
                                                               ------------
                      INTERNET: 0.2%
       4,450    @     eBay, Inc.                                    287,426
         750    @     Monster Worldwide, Inc.                        16,470
       3,200    @     Symantec Corp.                                110,880
       4,500    @     Yahoo!, Inc.                                  203,265
                                                               ------------
                                                                    618,041
                                                               ------------
                      IRON/STEEL: 0.0%
         550          Nucor Corp.                                    30,800
                                                               ------------
                                                                     30,800
                                                               ------------
                      LEISURE TIME: 0.1%
         600          Brunswick Corp.                                19,098
       1,700          Carnival Corp.                                 67,541
       2,100          Harley-Davidson, Inc.                          99,813
       1,050          Sabre Holdings Corp.                           22,670
                                                               ------------
                                                                    209,122
                                                               ------------
                      LODGING: 0.0%
         700          Harrah's Entertainment, Inc.                   34,839
       2,400          Hilton Hotels Corp.                            41,112
         650          Marriott Intl., Inc.                           30,030
       1,400          Starwood Hotels & Resorts Worldwide,
                       Inc.                                          50,358
                                                               ------------
                                                                    156,339
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MACHINERY -- CONSTRUCTION AND MINING: 0.1%
       2,500          Caterpillar, Inc.                        $    207,550
                                                               ------------
                                                                    207,550
                                                               ------------
                      MACHINERY -- DIVERSIFIED: 0.1%
       2,800          Deere & Co.                                   182,140
       1,200          Dover Corp.                                    47,700
       1,900          Rockwell Automation, Inc.                      67,640
                                                               ------------
                                                                    297,480
                                                               ------------
                      MEDIA: 0.6%
      16,100    @     Comcast Corp.                                 529,207
         400          Dow Jones & Co., Inc.                          19,940
       1,850          Gannett Co., Inc.                             164,946
         550          Knight-Ridder, Inc.                            42,554
       1,800          McGraw-Hill Cos., Inc.                        125,856
         450          Meredith Corp.                                 21,965
       1,000          New York Times Co.                             47,790
      32,100    @     Time Warner, Inc.                             577,478
       2,150          Tribune Co.                                   110,940
      12,150          Viacom, Inc.                                  539,217
      14,600          Walt Disney Co.                               340,618
                                                               ------------
                                                                  2,520,511
                                                               ------------
                      MINING: 0.1%
       6,050          Alcoa, Inc.                                   229,900
       1,500          Freeport-McMoRan Copper & Gold, Inc.           63,195
       2,850          Newmont Mining Corp.                          138,539
         600    @     Phelps Dodge Corp.                             45,654
                                                               ------------
                                                                    477,288
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.0%
       9,150          3M Co.                                        778,024
         800          Cooper Industries Ltd.                         46,344
         200          Crane Co.                                       6,148
       1,400          Danaher Corp.                                 128,450
       1,950          Eastman Kodak Co.                              50,057
         400          Eaton Corp.                                    43,192
      69,750          General Electric Co.                        2,160,854
       5,950          Honeywell Intl., Inc.                         198,909
       2,150          Illinois Tool Works, Inc.                     180,407
       1,200    @@    Ingersoll-Rand Co.                             81,456
         600          ITT Industries, Inc.                           44,526
         800          Pall Corp.                                     21,464
       1,000          Textron, Inc.                                  57,060
      13,250    @@    Tyco Intl. Ltd.                               351,124
                                                               ------------
                                                                  4,148,015
                                                               ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
       2,200          Pitney Bowes, Inc.                             89,364
       7,000    @     Xerox Corp.                                    96,600
                                                               ------------
                                                                    185,964
                                                               ------------
                      OIL AND GAS: 1.0%
         600          Amerada Hess Corp.                             31,902
       2,000          Anadarko Petroleum Corp.                      102,020
         450          Apache Corp.                                   36,495
       1,300          Burlington Resources, Inc.                     71,994
      10,000          ChevronTexaco Corp.                           863,899
       6,400          ConocoPhillips                                419,648
       2,750          Devon Energy Corp.                            157,465
         800          EOG Resources, Inc.                            36,936
      46,600          Exxon Mobil Corp.                           1,910,599
         700          Kerr-McGee Corp.                               32,543
       2,050          Marathon Oil Corp.                             67,835
       1,000  @, @@   Nabors Industries Ltd.                         41,500
         400    @     Noble Corp.                                    14,312
       4,400          Occidental Petroleum Corp.                    185,856
         600          Sunoco, Inc.                                   30,690
         850    @     Transocean, Inc.                               20,409
       2,000          Unocal Corp.                                   73,660
                                                               ------------
                                                                  4,097,763
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES V

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      OIL AND GAS SERVICES: 0.0%
         700    @     BJ Services Co.                          $     25,130
       1,250          Halliburton Co.                                32,500
                                                               ------------
                                                                     57,630
                                                               ------------
                      PACKAGING AND CONTAINERS: 0.0%
         600          Ball Corp.                                     35,742
         300          Bemis Co.                                      15,000
       1,200    @     Pactiv Corp.                                   28,680
         900    @     Sealed Air Corp.                               48,726
                                                               ------------
                                                                    128,148
                                                               ------------
                      PHARMACEUTICALS: 1.3%
      11,300          Abbott Laboratories                           526,580
         950          Allergan, Inc.                                 72,970
       5,650          Bristol-Myers Squibb Co.                      161,590
       8,000          Eli Lilly & Co.                               562,640
         550    @     Express Scripts, Inc.                          36,537
       1,050    @     Forest Laboratories, Inc.                      64,890
       2,000    @     King Pharmaceuticals, Inc.                     30,520
       2,508    @     Medco Health Solutions, Inc.                   85,247
      15,950          Merck & Co., Inc.                             736,889
      53,900          Pfizer, Inc.                                1,904,286
         600    @     Watson Pharmaceuticals, Inc.                   27,600
       9,600          Wyeth                                         407,520
                                                               ------------
                                                                  4,617,269
                                                               ------------
                      PIPELINES: 0.0%
         900          Kinder Morgan, Inc.                            53,190
       3,600          Williams Cos., Inc.                            35,352
                                                               ------------
                                                                     88,542
                                                               ------------
                      REAL ESTATE: 0.0%
       2,400          Equity Office Properties Trust                 68,760
       1,850          Equity Residential                             54,594
       1,350          Simon Property Group, Inc.                     62,559
                                                               ------------
                                                                    185,913
                                                               ------------
                      RETAIL: 1.5%
       3,050    @     Autonation, Inc.                               56,029
       2,850    @     Bed Bath & Beyond, Inc.                       123,548
       3,850          Best Buy Co., Inc.                            201,124
         900    @     Big Lots, Inc.                                 12,789
       4,350    @     Costco Wholesale Corp.                        161,733
       2,700          CVS Corp.                                      97,524
       1,300          Darden Restaurants, Inc.                       27,352
       3,400          Dollar General Corp.                           71,366
       1,400          Family Dollar Stores                           50,232
       2,000          Federated Department Stores                    94,260
      10,600          Gap, Inc.                                     246,026
      26,900          Home Depot, Inc.                              954,680
         750          JC Penney Co., Inc.                            19,710
       3,750          Limited Brands                                 67,613
       5,650          Lowe's Cos., Inc.                             312,954
       2,150          May Department Stores Co.                      62,501
      14,900          McDonald's Corp.                              369,966
       1,000          Nordstrom, Inc.                                34,300
       2,800    @     Office Depot, Inc.                             46,788
       1,900          RadioShack Corp.                               58,292
       2,000          Sears Roebuck And Co.                          90,980
       5,800    @     Staples, Inc.                                 158,340
       4,850    @     Starbucks Corp.                               160,341
       1,000          Tiffany & Co.                                  45,200
       1,400          TJX Cos., Inc.                                 30,870
       1,500    @     Toys R US, Inc.                                18,960
      30,350          Wal-Mart Stores, Inc.                       1,610,067
       9,500          Walgreen Co.                                  345,609
       1,100          Wendy's Intl., Inc.                            43,164
       2,750    @     Yum! Brands, Inc.                              94,600
                                                               ------------
                                                                  5,666,918
                                                               ------------
                      SAVINGS AND LOANS: 0.1%
       1,050          Golden West Financial Corp.                   108,350
       6,550          Washington Mutual, Inc.                       262,786
                                                               ------------
                                                                    371,136
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      SEMICONDUCTORS: 0.9%
       4,600    @     Altera Corp.                             $    104,420
       2,600    @     Analog Devices, Inc.                          118,690
      15,650    @     Applied Materials, Inc.                       351,343
       4,000    @     Applied Micro Circuits Corp.                   23,920
         800    @     Broadcom Corp.                                 27,272
      60,850          Intel Corp.                                 1,959,369
       2,200          Linear Technology Corp.                        92,554
       2,900    @     LSI Logic Corp.                                25,723
       3,700          Maxim Integrated Products                     184,260
       1,400    @     National Semiconductor Corp.                   55,174
         900    @     Novellus Systems, Inc.                         37,845
         700    @     Nvidia Corp.                                   16,275
         600    @     Qlogic Corp.                                   30,960
       1,400    @     Teradyne, Inc.                                 35,630
      11,750          Texas Instruments, Inc.                       345,215
       2,600    @     Xilinx, Inc.                                  100,724
                                                               ------------
                                                                  3,509,374
                                                               ------------
                      SOFTWARE: 1.0%
       2,800          Adobe Systems, Inc.                           110,040
         600          Autodesk, Inc.                                 14,748
       4,100          Automatic Data Processing                     162,401
       1,300    @     BMC Software, Inc.                             24,245
       1,650    @     Citrix Systems, Inc.                           34,997
       3,800          Computer Associates Intl., Inc.               103,892
       3,100    @     Compuware Corp.                                18,724
       2,000    @     Electronic Arts, Inc.                          95,560
       5,150          First Data Corp.                              211,614
       1,600    @     Fiserv, Inc.                                   63,216
       3,300          IMS Health, Inc.                               82,038
       1,750    @     Intuit, Inc.                                   92,593
         800    @     Mercury Interactive Corp.                      38,912
      75,000          Microsoft Corp.                             2,065,499
       2,800    @     Novell, Inc.                                   29,456
      35,400    @     Oracle Corp.                                  467,279
       2,100    @     Peoplesoft, Inc.                               47,880
       5,300    @     Siebel Systems, Inc.                           73,511
       5,150    @     Veritas Software Corp.                        191,374
                                                               ------------
                                                                  3,927,979
                                                               ------------
                      TELECOMMUNICATIONS: 1.1%
       2,200          Alltel Corp.                                  102,476
       5,600          AT&T Corp.                                    113,680
       7,600    @     AT&T Wireless Services, Inc.                   60,724
       4,200    @     Avaya, Inc.                                    54,348
      17,200          Bellsouth Corp.                               486,760
         800          CenturyTel, Inc.                               26,096
       3,800    @     Ciena Corp.                                    25,232
      48,800    @     Cisco Systems, Inc.                         1,185,351
       2,100    @     Comverse Technology, Inc.                      36,939
       9,150    @     Corning, Inc.                                  95,435
      15,500          Motorola, Inc.                                218,085
      13,250    @     Nextel Communications, Inc.                   371,795
       5,300          Qualcomm, Inc.                                285,829
      22,900          SBC Communications, Inc.                      597,003
       1,800          Scientific-Atlanta, Inc.                       49,140
       6,350          Sprint Corp.-FON Group                        104,267
       2,000    @     Tellabs, Inc.                                  16,860
      19,550          Verizon Communications, Inc.                  685,814
                                                               ------------
                                                                  4,515,834
                                                               ------------
                      TEXTILES: 0.0%
         450          Cintas Corp                                    22,559
                                                               ------------
                                                                     22,559
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
GET
SERIES V

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------

                      TOYS/GAMES/HOBBIES: 0.0%
       1,850          Hasbro, Inc                              $     39,368
       5,000          Mattel, Inc                                    96,350
                                                               ------------
                                                                    135,718
                                                               ------------
                      TRANSPORTATION: 0.2%
       2,500          Burlington Northern Santa Fe Corp              80,875
       1,950          FedEx Corp                                    131,625
       2,850          Norfolk Southern Corp                          67,403
         600          Ryder System, Inc                              20,490
         600          Union Pacific Corp                             41,688
       7,850          United Parcel Service, Inc                    585,217
                                                               ------------
                                                                    927,298
                                                               ------------
                      Total Common Stock
                       (Cost $66,702,448)                        73,664,650
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 54.20%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 30.7%
$140,000,000          3.570%, due 10/15/08                      118,371,399
   5,375,000          3.630%, due 07/15/08                        4,605,295
                                                               ------------
                                                                122,976,694
                                                               ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.5%
 109,000,000          3.560%, due 05/15/08                       94,148,314
                                                               ------------
                                                                 94,148,314
                                                               ------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $227,674,404)                      217,125,008
                                                               ------------
U.S. TREASURY OBLIGATIONS: 9.9%
                      U.S. TREASURY STRIP: 9.9%
  45,661,000          3.130%, due 05/15/08                       39,897,532
                                                               ------------
                      Total U.S. Treasury Obligations
                       (Cost $39,881,740)                        39,897,532
                                                               ------------
OTHER BONDS: 17.0%
                      REGIONAL(STATE/PROVNC): 1.0%
   4,604,000          Tennessee Valley Authority, 3.830%, due
                       07/15/08                                   3,913,515
                                                               ------------
                                                                  3,913,515
                                                               ------------

 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
                      SOVEREIGN: 16.0%
$ 14,205,000          FICO Strip, 3.650%, due 06/27/08         $ 12,178,401
   5,763,000          FICO Strip, 3.780%, due 10/06/08            4,872,761
  55,000,000          Resolution Funding Corp Interest Strip,
                       3.470%, due 07/15/08                      47,414,455
                                                               ------------
                                                                 64,465,617
                                                               ------------
                      Total Other Bonds
                       (Cost $71,828,149)                        68,379,132
                                                               ------------
                      Total Long-Term Investments
                       (Cost $406,086,741)                      399,066,322
                                                               ------------
SHORT-TERM INVESTMENTS: 0.6%
                      REPURCHASE AGREEMENT: 0.6%
   2,300,000          Goldman Sachs Repurchase Agreement
                       dated 12/31/03, 0.990%, due 01/02/04,
                       $2,300,127 to be received upon
                       repurchase (Collateralized by various
                       U.S. Government Agency Obligations,
                       0.000%-7.140%, Market Value $2,360,156
                       due 02/15/23-05/04                         2,300,000
                                                               ------------
                      Total Short-Term Investments
                       (Cost $2,300,000)                          2,300,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $408,386,741)*                     100.1% $401,366,322
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (281,435)
                                                       ------  ------------
              NET ASSETS                                100.0% $401,084,887
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 *     Cost for federal income tax purposes is $408,631,992. Net
       unrealized depreciation consists of:

      Gross Unrealized Appreciation                             $  7,324,859
      Gross Unrealized Depreciation                              (14,590,529)
                                                                ------------
      Net Unrealized Depreciation                               $ (7,265,670)
                                                                ============

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended December 31, 2003 were as follows:

FUND NAME                              TYPE    PER SHARE AMOUNT
---------                              ----    ----------------
GET D                                  NII         $0.3766
GET E                                  NII         $0.4119
GET G                                  NII         $0.4032
GET H                                  NII         $0.4157
GET I                                  NII         $0.3547
GET J                                  NII         $0.3674
GET K                                  NII         $0.3334
GET L                                  NII         $0.3603
GET M                                  NII         $0.3698
GET N                                  NII         $0.2734
GET P                                  NII         $0.2666
GET Q                                  NII         $0.0002
GET R                                  NII         $0.0015
GET S                                  NII         $0.0100
GET T                                  NII         $0.0151
GET U                                  NII         $0.0001

------------------
NII -- Net investment income

Of the ordinary distributions made during the fiscal period ended December 31, 2003, the following percentage qualify for the dividends received deduction available to corporate shareholders:

GET D                       4.21%   GET M                        7.53%
GET E                       3.32%   GET N                       16.14%
GET G                       2.70%   GET P                       13.54%
GET H                       4.23%   GET Q                        9.40%
GET I                       3.89%   GET R                        8.35%
GET J                       3.04%   GET S                        8.86%
GET K                       4.01%   GET T                        0.07%
GET L                       8.12%   GET U                        6.20%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF OFFICE
                                                    AND LENGTH
                               POSITION(S) HELD       OF TIME              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH TRUST         SERVED(1)            DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------          --------------------------
INDEPENDENT TRUSTEES

Albert E. DePrince, Jr.          Trustee          June, 1998 -     Director, Business and Economic Research
7337 E. Doubletree Ranch Rd.                      Present          Center (1999 to present) and Professor
Scottsdale, AZ 85258                                               of Economics and Finance, Middle
Born: 1941                                                         Tennessee State University (1991 to
                                                                   present).

Maria T. Fighetti                Trustee          April, 1994 -    Formerly, Associate Commissioner,
7337 E. Doubletree Ranch Rd.                      Present          Contract Management -- Health Services
Scottsdale, AZ 85258                                               for New York City Department of Mental
Born: 1943                                                         Health, Mental Retardation and Alcohol
                                                                   Services (1973 to 2002).

Sidney Koch                      Trustee          April, 1994 -    Financial Adviser and Self-Employed
7337 E. Doubletree Ranch Rd.                      Present          (January 1993 to present).
Scottsdale, AZ 85258
Born: 1935

Corine T. Norgaard               Trustee          June, 1991 -     Dean, Barney School of Business,
7337 E. Doubletree Ranch Rd.                      Present          University of Hartford (August 1996 to
Scottsdale, AZ 85258                                               present).
Born: 1937

Edward T. O'Dell                 Trustee          June, 2002 -     Formerly, Partner/Chairman of Financial
7337 E. Doubletree Ranch Rd.                      Present          Service Group, Goodwin Proctor LLP (June
Scottsdale, AZ 85258                                               1966 to September 2000); Chairman,
Born: 1935                                                         Committee I -- International Bar
                                                                   Association (1995 to 1999).

Joseph E. Obermeyer(2)           Trustee          January, 2003    President, Obermeyer & Associates, Inc.
7337 E. Doubletree Ranch Rd.                       - Present       (November 1999 to present) and Senior
Scottsdale, AZ 85258                                               Manager, Arthur Anderson LLP (1995 to
Born: 1957                                                         October 1999).

TRUSTEES WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                  Trustee          December,        President and Chief Executive Officer
Aeltus Investment Management,                     1997 - Present   (April 2001 to present), Managing
  Inc.                                                             Director and Chief Operating Officer
10 State House Square                                              (April 1994 to April 2001), Chief
Hartford, Connecticut                                              Financial Officer (April 1994 to July
Born: 1955                                                         2001), Aeltus Investment Management,
                                                                   Inc.; Executive Vice President (April
                                                                   2001 to present), Director, Chief
                                                                   Operating Officer (February 1995 to
                                                                   present), Chief Financial Officer,
                                                                   Managing Director (February 1995 to
                                                                   April 2001).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Albert E. DePrince, Jr.           54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1941
Maria T. Fighetti                 54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1943
Sidney Koch                       54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1935
Corine T. Norgaard                54         Director/Trustee, Mass Mutual
7337 E. Doubletree Ranch Rd.                 Corporate Investors
Scottsdale, AZ 85258
Born: 1937
Edward T. O'Dell                  54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1935
Joseph E. Obermeyer(2)            54         --
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1957
TRUSTEES WHO ARE "INTERESTED
J. Scott Fox(3)
Aeltus Investment Management,
  Inc.
10 State House Square
Hartford, Connecticut
Born: 1955

--------------------------------------------------------------------------------

                                                  TERM OF OFFICE
                                                    AND LENGTH
                               POSITION(S) HELD       OF TIME              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH TRUST         SERVED(1)            DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------          --------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
Thomas J. McInerney(4)           Trustee          April, 2002 -    Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                      Present          Financial Services (September 2001 to
Scottsdale, AZ 85258                                               present); General Manager and Chief
Born: 1956                                                         Executive Officer, ING U.S. Worksite
                                                                   Financial Services (December 2000 to
                                                                   present); Member, ING Americas Executive
                                                                   Committee (2001 to present); President,
                                                                   Chief Executive Officer and Director of
                                                                   Northern Life Insurance Company (2001 to
                                                                   present), ING Aeltus Holding Company,
                                                                   Inc. (2000 to present), ING Retail
                                                                   Holding Company (1998 to present).
                                                                   Formerly, ING Life Insurance and Annuity
                                                                   Company (1997 to November 2002); ING
                                                                   Retirement Holdings, Inc. (1997 to March
                                                                   2003). General Manager and Chief
                                                                   Executive Officer, ING Worksite Division
                                                                   (December 2000 to October 2001),
                                                                   President, ING-SCI, Inc. (August 1997 to
                                                                   December 2000); President, Aetna
                                                                   Financial Services (August 1997 to
                                                                   December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
Thomas J. McInerney(4)            170        Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                 (May 2003 to present).
Scottsdale, AZ 85258                         Trustee, ING Investors Trust
Born: 1956                                   (February 2002 to present);
                                             Director, Equitable Life
                                             Insurance Co., Golden American
                                             Life Insurance Co., Life
                                             Insurance Company of Georgia,
                                             Midwestern United Life
                                             Insurance Co., ReliaStar Life
                                             Insurance Co., Security Life
                                             of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 to present);
                                             Trustee, Ameribest Life
                                             Insurance Co., (2001 to 2003);
                                             Trustee, First Columbine Life
                                             Insurance Co., (2001 to 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Mr. Obermeyer was elected to the Board on January 1, 2003.

(3) Mr. Fox is an "interested person", as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments, LLC.

(4) Mr. McInerney is an "interested person", as defined under the 1940 Act, because of his relationship with ING U.S. Financial Services and ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                     POSITIONS HELD          AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  WITH TRUST             SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------                --------------         --------------              --------------------------
OFFICERS:

James M. Hennessy                  President, Chief         February 2002 -      President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.       Executive Officer,       Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               and Chief Operating                           Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Officer                                       Investments, LLC, Lexington Funds
                                                                                 Distributor, Inc., Express America T.C.,
                                                                                 Inc. and EAMC Liquidation Corp.
                                                                                 (December 2001 to present); Executive
                                                                                 Vice President and Chief Operating
                                                                                 Officer and ING Funds Distributor, LLC
                                                                                 (June 2000 to present). Formerly,
                                                                                 Executive Vice President and Chief
                                                                                 Operating Officer, ING Quantitative
                                                                                 Management, Inc. (October 2001 to
                                                                                 September 2002), Senior Executive Vice
                                                                                 President (June 2000 to December 2000)
                                                                                 and Secretary (April 1995 to December
                                                                                 2000), ING Capital Corporation, LLC, ING
                                                                                 Funds Services, LLC, ING Investments,
                                                                                 LLC, ING Advisors, Inc., Express America
                                                                                 T.C., Inc. and EAMC Liquidation Corp.;
                                                                                 Executive Vice President, ING Capital
                                                                                 Corporation, LLC and its affiliates (May
                                                                                 1998 to June 2000); and Senior Vice
                                                                                 President, ING Capital Corporation, LLC
                                                                                 and its affiliates (April 1995 to April
                                                                                 1998).

Stanley D. Vyner                   Executive Vice           February 2002 -      Executive Vice President of ING
7337 E. Doubletree Ranch Rd.       President                Present              Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                             (July 2000 to present) and Chief
Born: 1950                                                                       Investment Officer of the International
                                                                                 Portfolios, ING Investments, LLC (July
                                                                                 1996 to present). Formerly, President
                                                                                 and Chief Executive Officer of ING
                                                                                 Investments, LLC (August 1996 to August
                                                                                 2000).

Michael J. Roland                  Executive Vice           April 2002 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and            Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Assistant Secretary                           Funds Services, LLC, ING Funds
Born: 1958                         Principal Financial      February 2002 -      Distributor, LLC, ING Advisors, Inc.,
                                   Officer                  Present              ING Investments, LLC, Lexington Funds
                                                                                 Distributor, Inc., Express America T.C.
                                                                                 Inc. and EAMC Liquidation Corp.
                                                                                 (December 2001 to present). Formerly,
                                                                                 Executive Vice President, Chief
                                                                                 Financial Officer and Treasurer ING
                                                                                 Quantitative Management (December 2001
                                                                                 to September 2002), formerly, Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              February 2002 -      Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258               Assistant Secretary                           ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Capital Corporation,
                                                                                 LLC, ING Investments, LLC, (October 2001
                                                                                 to present) and Lexington Funds
                                                                                 Distributor, Inc. (December 2001 to
                                                                                 present). Formerly, Senior Vice
                                                                                 President and Assistant Secretary, ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002). Formerly, Vice
                                                                                 President, ING Investments, LLC (April
                                                                                 1997 to October 1999), ING Funds
                                                                                 Services, LLC (February 1997 to August
                                                                                 1999) and Assistant Vice President, ING
                                                                                 Funds Services, LLC (August 1995 to
                                                                                 February 1997).

Robyn L. Ichilov                   Vice President and       February 2002 -      Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.       Treasurer                Present              LLC (October 2001 to present) and ING
Scottsdale, AZ 85258                                                             Investments, LLC (August 1997 to
Born: 1967                                                                       present); Accounting Manager, ING
                                                                                 Investments, LLC (November 1995 to
                                                                                 present).

Kimberly A. Anderson               Senior Vice              December 2003 -      Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.       President                Present              Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                             Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                  February 2002 -      ING Investments, LLC (October 2001 to
                                   Vice President and       September 2002       present) and Lexington Funds
                                   Secretary                                     Distributor, Inc. (December 2001 to
                                                                                 present). Formerly, Vice President, ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002). Formerly,
                                                                                 Assistant Vice President of ING Funds
                                                                                 Services, LLC (November 1999 to January
                                                                                 2001) and has held various other
                                                                                 positions with ING Funds Services, LLC
                                                                                 for more than the last five years.

Lauren D. Bensinger                Vice President           March 2003 -         Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC
Scottsdale, AZ 85258                                                             (July 1995 to present); Vice President
Born: 1954                                                                       (February 1996 to present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 present), Vice President and Chief
                                                                                 Compliance Officer, ING Quantitative
                                                                                 Management, Inc. (July 2000 to September
                                                                                 2002), and Vice President, ING Funds
                                                                                 Services, LLC (July 1995 to present).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                     POSITIONS HELD          AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  WITH TRUST             SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------                --------------         --------------              --------------------------
OFFICERS:
Todd Modic                         Vice President           September            Vice-President of Financial
7337 E. Doubletree Ranch Rd.                                2003 - Present       Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                             Funds Services, LLC (September 2002 to
Born: 1967                         Assistant Vice           April 2002 to        present); Director of Financial
                                   President                September 2003       Reporting of ING Funds Services, LLC
                                                                                 (March 2001 to September 2002). Director
                                                                                 of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

Theresa Kelety                     Secretary                September 2003       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                to Present           (April 2003 to present). Formerly,
Scottsdale, Arizona 85258                                                        Senior Associate with Shearman &
Born: 1963                                                                       Sterling (February 2000 to April 2003)
                                                                                 and Associate with Sutherland Asbill &
                                                                                 Brennan (1996 to February 2000).

Susan P. Kinens                    Assistant Vice           March 2003 to        Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 to present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice           April 2002 to        Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (October 2001 to present).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Huey P. Falgout, Jr.               Assistant Secretary      September 2003       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                to Present           (November 2002 to present). Formerly,
Scottsdale, Arizona 85258                                                        Associate General Counsel of AIG
Born: 1963                                                                       American General (January 1999 to
                                                                                 November 2002) and Associate General
                                                                                 Counsel of Van Kampen, Inc. (April 1992
                                                                                 to January 1999).

------------------

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, Florida 32746

      LEGAL COUNSEL

      Goodwin Procter LLP
      Exchange Place
      53 State Street
      Boston, MA 02109

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolio's proxy voting record will be available without charge on or about August 31, 2004 on the Fund's website at www.ingfunds.com and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                       GETAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,055, for the year ended December 31, 2003 and $32,000 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,000 in the year ended December 31, 2003 and $3,500 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES


                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services            /X/           As presented to
associated with audit services)                                                       Audit Committee

Services associated with SEC registration statements, periodic          /X/            Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/            Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                    THE
                                                   FUND(S)      FUND AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Services related to Fund mergers                     /X/                /X/              Not to exceed
                                                                                      $10,000 per merger

Consultations by Fund management with respect        /X/                                 Not to exceed
to accounting or disclosure treatment of                                                  $5,000 per
transactions or events and/or the actual or                                            occurrence during
potential effect of final or proposed rules,                                           the Pre-Approval
standards or interpretations by the SEC,                                                    Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE: Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial           /X/                                 Not to exceed
statements                                                                              $5,000 for each
                                                                                       set of financial
                                                                                          statements

Reports to regulatory or government agencies         /X/                               Up to $5,000 per
related to the annual engagement                                                       occurrence during
                                                                                       the Pre-Approval
                                                                                            Period

Regulatory compliance assistance                     /X/                /X/              Not to exceed
                                                                                      $5,000 per quarter

Training courses                                                        /X/              Not to exceed
                                                                                       $2,000 per course

SAS 70 Internal Control Review for Investment                           /X/              Not to exceed
Advisers/Affiliated Sub-Advisers                                                        $150,000 during
                                                                                       the Pre-Approval
                                                                                            Period

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax          /X/                                Not to exceed
returns and federal excise tax returns for the                                         $6,000 per Fund
Funds including assistance and review with excise                                         during the
tax distributions.                                                                       Pre-Approval
                                                                                            Period

Review of IRC Sections 851(b) and 817(h)             /X/                               $750 per retail
diversification testing on a real-time basis                                           Fund and $1,000
                                                                                        per insurance
                                                                                        dedicated Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Review of year-end reporting for 1099's              /X/                                Not to exceed
                                                                                        $800 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax assistance and advice regarding statutory,       /X/                /X/             Not to exceed
regulatory or administrative developments                                               $5,000 for the
                                                                                       Funds or for the
                                                                                      Funds' investment
                                                                                        adviser during
                                                                                       the Pre-Approval
                                                                                            Period

International tax services (e.g., Taiwan and         /X/                                Not to exceed
India)                                                                                 $5,000 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax training courses                                                    /X/             Not to exceed
                                                                                      $2,000 per course
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Loan Staff Services                                  /X/                /X/             Not to exceed
                                                                                        $15,000 during
                                                                                       the Pre-Approval
                                                                                            Period

                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers            /X/                                Not to exceed
                                                                                      $8,000 per merger
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax services related to CLOs and CBOs                                   /X/             Not to exceed
                                                                                         $15,000 per
                                                                                           quarter

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                /X/              Not to exceed
12b-1 programs                                                                           $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

AIMR assistance, and/or verification of                                 /X/              Not to exceed
composites                                                                               $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

Appendix E

Prohibited Non-Audit Services
Dated:    200X

    - Bookkeeping or other services related to the accounting records or financial statements of the Funds

    -   Financial information systems design and implementation

    - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

    -   Actuarial services

    -   Internal audit outsourcing services

    -   Management functions

    -   Human resources

    -   Broker-dealer, investment adviser, or investment banking services

    -   Legal services

    -   Expert services unrelated to the audit

    - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible


(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $391,873 for the year ended December 31, 2003 and $424,268 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING GET FUND


By  /s/ James M. Hennessy
   ----------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   ----------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
     ------------------


By  /s/ Michael J. Roland
    ---------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date March 5, 2004
     ------------------